1933 Act File No. 002-96990
1940 Act File No. 811-04279

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ___	□
Post-Effective Amendment No. 67	☒
And/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 65

Securian Funds Trust
(Exact Name of Registrant as Specified in Charter)

400 Robert Street North, St. Paul, Minnesota 55101-2098
(Address of Principal Executive Offices) (Zip Code)
(651) 665-3500
(Registrant’s Telephone Number, including Area Code)

Copy to:
Michael J. Radmer, Esquire
Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
□	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2018 pursuant to paragraph (b)
□	60 days after filing pursuant to paragraph (a)(1)
□	on (date) pursuant to paragraph (a)(1)
□	75 days after filing pursuant to paragraph (a)(2)
□	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
□	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note

Securian Funds Trust
Prospectus dated May 1, 2018
▲	SFT Core Bond Fund – Class 1 and Class 2 (formerly SFT Advantus Bond Fund)
▲	SFT Dynamic Managed Volatility Fund (formerly SFT Advantus Dynamic Managed Volatility Fund)
▲	SFT Government Money Market Fund (formerly SFT Advantus Government Money Market Fund)
▲	SFT Index 400 Mid-Cap Fund – Class 1 and Class 2 (formerly SFT Advantus Index 400 Mid-Cap Fund)
▲	SFT Index 500 Fund – Class 1 and Class 2 (formerly SFT Advantus Index 500 Fund)
▲	SFT International Bond Fund – Class 1 and Class 2 (formerly SFT Advantus International Bond Fund)
▲	SFT Managed Volatility Equity Fund (formerly SFT Advantus Managed Volatility Equity Fund)
▲	SFT Mortgage Securities Fund – Class 1 and Class 2 (formerly SFT Advantus Mortgage Securities Fund)
▲	SFT Real Estate Securities Fund – Class 1 and Class 2 (formerly SFT Advantus Real Estate Securities Fund)
▲	SFT Ivysm Growth Fund
▲	SFT Ivysm Small Cap Growth Fund
▲	SFT T. Rowe Price Value Fund
▲	SFT Wellington Core Equity Fund – Class 1 and Class 2
As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved the Trust’s securities. It is a criminal offense to state otherwise.

Table of Contents        i

Summary Information
Summary: SFT Core Bond Fund
(formerly SFT Advantus Bond Fund)
The name change does not impact the Fund’s investment objective, investment strategies or risks.
SFT Core Bond Fund: Investment Objective
The Fund seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Fund also seeks preservation of capital as a secondary objective.
SFT Core Bond Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.09%	0.09%
Acquired Fund Fees and Expenses (1)	0.01%	0.01%

Total Annual Fund Operating Expenses	0.50%	0.75%
(1)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of the expenses to average net assets shown in the Financial Highlights table.
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If
Summary Information        1

these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$51	$160	$280	$628
Class 2	$77	$240	$417	$930
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 159.8% of the average value of its portfolio.
SFT Core Bond Fund: Principal Investment Strategies
The Fund invests primarily in a variety of investment-grade debt securities. It is the Fund’s policy to invest, under normal circumstances, at least 80% of the value of its net assets (including any borrowings for investment purposes) in bonds (for this purpose, “bonds” includes any debt security). These debt securities include, among other things, investment-grade corporate and mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Association), investment-grade asset-backed securities and other debt obligations of U.S. banks or savings and loan associations. The Fund may invest in investment-grade debt securities issued by domestic companies in a variety of industries. The Fund may also invest in securities whose disposition is restricted under the federal securities laws but which have been determined by Securian Asset Management, Inc. (Securian AM), formerly Advantus Capital Management, Inc., to be liquid under liquidity guidelines adopted by the Trust’s Board of Trustees. Examples may include certain bonds that are only available to institutional buyers.
The Fund may also invest in non-government securities, which may include but are not limited to securities issued by non-government entities secured by obligations of residential mortgage borrowers. Non-government securities also may include asset-backed securities (which may include but are not limited to interests in auto, rail cars, shipping containers, credit card, manufactured housing and/or other consumer loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans and receivables). Investments by the Fund may be long-term, intermediate-term or short-term debt securities.
In selecting securities, the Fund’s investment adviser considers factors such as, but not limited to, security pricing, industry outlook, current and anticipated interest rates and other market and economic conditions, general levels of debt prices and issuer operations. The Fund may also engage in frequent or short-term trading of securities.
SFT Core Bond Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks including the following types of principal risks:
▲  Active Management Risk – the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Credit Risk – the risk that the Fund may lose some or all of its investment, including both principal and interest, because an issuer of a debt security, an asset-backed or mortgage-backed security (or an underlying obligor) or other fixed income obligation will not make payments on the security or obligation when due, as
2        Summary Information

well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.
▲  Extension Risk – the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower than anticipated prepayments of mortgage-backed securities. This risk is greater for residential mortgage-backed securities.
▲  Income Risk – is the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.
▲  Interest Rate Risk – the risk that the value of a debt security or fixed income obligation will decline due to an increase in market interest rates. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The negative impact on a debt security or fixed income obligation from resulting rate increases could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from the Fund and other fixed income funds may worsen the impact. Other types of securities also may be adversely affected from an increase in interest rates. In addition, interest rates may decline further resulting in lower yields which make the Fund less attractive to investors who are seeking higher rates of returns. Also a lower yield may not be sufficient to cover the expenses of the Fund.
▲  Liquidity Risk – the risk that the Fund’s ability to sell particular securities at an advantageous price or in a timely manner will be impaired due to low trading volume, lack of a market maker, or legal restrictions. The recent increase in capital requirements and potential for increased regulation may negatively impact market liquidity going forward. In the event certain securities experience low trading volumes, the prices of such securities may display abrupt or erratic movements. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the time when the investment adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
▲  Mortgage-Related and Other Asset-Backed Securities Risk – the risk that mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Summary Information        3

▲  Non-Government Securities Risk – is the risk that payments on a non-government security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government. These securities may include but are not limited to securities issued by non-government entities which can include instruments secured by obligations of residential mortgage borrowers. Non-agency securities also may include asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans).
▲  Prepayment Risk – the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates.
▲  Restricted Securities Risk – the risk that, in connection with investments in securities whose disposition is restricted under the federal securities laws, such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the costs of registering such securities. The Fund may therefore be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but unrestricted securities.
▲  Short-Term Trading Risk – the risk that the Fund may trade securities frequently and hold securities for one year or less, which will increase the Fund’s transaction costs.
SFT Core Bond Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. (Performance prior to May 1, 2012 is that of the Fund’s predecessor portfolio. See “Financial Highlights” at page 129 of the Prospectus.) The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns for Class 2 Shares (a)
4        Summary Information

Best Quarter
3Q '09 | 7.19%
Worst Quarter
4Q '08 | -7.02%
(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.
Average Annual Total Return
(for periods ending December 31, 2017)
	1 Year	5 Years	10 Years	Inception
Core Bond Fund — Class 1 (inception 2/11/08)	4.95%	3.19%	—	4.18%
Core Bond Fund — Class 2	4.69%	2.93%	3.90%	—
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%	—
SFT Core Bond Fund: Management
The Fund is advised by Securian AM. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Thomas B. Houghton Vice President and Portfolio Manager, Securian AM	April 29, 2005
Daniel A. Henken Vice President and Portfolio Manager, Securian AM	December 1, 2017
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 67 of this prospectus.
Summary Information        5

Summary: SFT Dynamic Managed Volatility Fund
(formerly SFT Advantus Dynamic Managed Volatility Fund)
SFT Dynamic Managed Volatility Fund: Investment Objective
The Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index, comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the Benchmark Index).
SFT Dynamic Managed Volatility Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.08%
Acquired Fund Fees and Expenses (1)	0.11%

Total Annual Fund Operating Expenses	1.09%
Fee Waiver and/or Expense Reimbursement (2)	0.18%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.91%
(1)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of the expenses to average net assets shown in the Financial Highlights table.
(2)	Securian Asset Management, Inc. (Securian AM), formerly Advantus Capital Management Inc., the Fund’s investment adviser, has contractually agreed, through April 30, 2019, to waive its “management fees” or absorb “other expenses” such that the Fund’s total operating expenses after such fee waiver and/or expense absorption, excluding “acquired fund fees and expenses," will not exceed 0.80% of the average net assets of the Fund. This fee waiver and/or expense absorption renews annually for a full year unless terminated by Securian AM upon at least 30 days' notice prior to the end of the contract term; such termination by Securian AM cannot occur prior to the end of the contractual term.
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
6        Summary Information

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example further assumes that the fee waiver and/or expense reimbursement described above is in effect for only one year. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
1 Year	3 Years	5 Years	10 Years
$93	$329	$583	$1,313
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1.7% of the average value of its portfolio.
SFT Dynamic Managed Volatility Fund: Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing directly in underlying securities and other investment companies while using hedging techniques to manage portfolio risk and volatility. The Fund will achieve its equity exposure by investing primarily in Class 1 shares of the SFT Index 500 Fund, an affiliated fund in Securian Funds Trust that seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor’s 500® Composite Stock Price Index (the S&P 500®). The companies included in the S&P 500® are generally considered “large companies” (i.e., companies with market capitalizations generally above $10 billion). The Fund may also gain equity exposure by investing in exchange traded funds (ETFs). The Fund’s fixed income allocation will be achieved by purchasing individual fixed income securities that are primarily investment-grade bonds and have other characteristics similar to the fixed income securities included in the Bloomberg Barclays U.S. Aggregate Bond Index.
The Fund will invest in derivative instruments, primarily S&P 500® futures contracts, to manage the Fund’s overall volatility. In periods when the Fund’s investment adviser expects higher volatility in the equity market, as measured by the S&P 500®, the Fund will seek to reduce the overall volatility of its portfolio by either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts. During periods of lower expected volatility in the equity market, the Fund will seek to increase its equity exposure by purchasing S&P 500® futures contracts (increasing its long positions or reducing its short positions in such contracts). The Fund may also invest in long and short positions in fixed income exchange traded funds or notes, interest rate swaps, total return swaps and treasury and interest rate futures to achieve its fixed income exposure and manage overall volatility. Under normal market conditions, this hedging process will seek to target, over an extended period of years, an average annualized volatility in the daily total returns of the Fund of approximately 10%. A 10% annualized volatility means that a majority of the time, annual returns should be within plus or minus 10% of expected returns. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year or any longer period may be higher or lower than 10%.
To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may invest long or short in options on ETFs, options on equity indexes or equity index futures, volatility index (VIX) futures contracts and options on VIX futures.
The use of futures contracts and other derivatives to change the Fund’s equity allocation and manage the Fund’s overall volatility has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the nominal value of such contract.
Summary Information        7

On average, the Fund will target approximately 60% equity-related exposure and 40% fixed income-related exposure in its portfolio. As market conditions change, however, the equity allocation will change to manage overall Fund volatility, with a minimum equity allocation of 10% and a maximum equity allocation of 90% of the Fund’s total market value.
In selecting investments, the Fund’s investment adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates and other market and economic conditions, general levels of debt prices and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.
SFT Dynamic Managed Volatility Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks including the following types of principal risks:
▲  Acquired Fund Risk – the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by another investment company, such as the S&P 500 Fund, in which the Fund invests (an “Acquired Fund”) and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Fund to achieve its investment objectives.
▲  Active Management Risk – the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Allocation Risk – the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated.
▲  Company Risk – the risk that individual securities may be more volatile or perform differently from the overall market. This may be the result of changes in specific factors such as profitability or investor perceptions, or a result of increased volatility in a company’s income or share price because of the amount of leverage on the company’s balance sheet.
▲  Concentration Risk – the risk that to the extent that the portfolio of a fund, or an ETF in which the Fund invests, reflects concentration in the securities of issuers in a particular region, market, industry, group of industries, country, group of countries, sector or asset class, the Fund or an ETF in which the Fund invests may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, market, industry, group of industries, country, group of countries, sector or asset class. This is a principal risk of the funds and ETFs in which the Fund invests, and an indirect risk of an investment in the Fund.
▲  Credit Risk – the risk that the Fund may lose some or all of its investment, including both principal and interest, because an issuer of a debt security, an asset-backed or mortgage-backed security (or an underlying obligor) or other fixed income obligation will not make payments on the security or obligation when due, as well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.
▲  Derivatives Risk – the risk that the Fund’s investment in S&P 500® futures contracts, interest rate swaps, total return swaps, treasury and interest rate futures, options on ETFs, options on index futures, and volatility index (VIX) futures may involve a small investment relative to the amount of risk assumed. The successful use of these derivative instruments may depend on the investment adviser’s ability to predict market movements.
8        Summary Information

Risks include delivery failure, default by the other party (or the exchange) or the inability to close out a position because the trading market becomes illiquid. If the investment adviser is not successful in using derivatives, the Fund’s performance may be worse than if the investment adviser did not use derivatives at all.
▲  Exchange Traded Funds Risk – is the risk that exchange traded funds (ETFs) may be subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the ETF may be delisted from, the exchange in which they trade, which may impact the Fund’s ability to sell its shares. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track and there are brokerage commissions paid in connection with buying or selling ETF shares. In addition, ETFs have management fees and other expenses. The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.
▲  Exchange Traded Notes Risk – is the risk that exchange traded notes (ETNs) which are unsecured debt obligations of banks or other financial institutions, may lose some or all of its investment if the issuer of the ETN files bankruptcy and defaults on its obligations or takes other actions that impact the value of the ETN. An ETN’s return is linked to a market index or other benchmark minus applicable fees. Like ETFs, ETNs are traded on exchanges, provide market exposure and are subject to market risk. Unlike ETFs, however, ETNs do not buy or hold assets to replicate or approximate the underlying index, and are subject to the credit risk of the issuer. The value of an ETN may drop, despite no change in the underlying index, due to a downgrade in the issuer’s credit rating.
▲  Hedging Risk – the risk that the Fund’s use of derivatives for hedging purposes, although designed to help manage volatility and offset negative movements in the securities in which the Fund invests, will not always be successful. Hedging can cause the Fund to lose money and can reduce the opportunity for gain.
▲  Income Risk – is the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.
▲  Index Performance Risk – the risk that, in connection with the Fund’s investment in the S&P 500 Fund, the Fund’s ability to replicate the performance of the S&P 500® through such investment may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s Rating Services calculates the S&P 500®, the amount and timing of cash flows into and out of the S&P 500 Fund, commissions, settlement fees, and other expenses. The Fund’s performance may also be adversely affected if a particular stock in the S&P 500® (or stocks within an industry heavily weighted by the S&P 500®) performs poorly. This is a principal risk of the S&P 500 Fund, in which the Fund invests, and an indirect risk of an investment in the Fund.
▲  Interest Rate Risk – the risk that the value of a debt security or fixed income obligation will decline due to an increase in market interest rates. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The negative impact on a debt security or fixed income obligation from resulting rate increases could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from the Fund and other fixed income funds may worsen the impact. Other types of securities also may be adversely affected from an increase in interest rates. In addition, interest rates may decline further resulting in lower yields which make the Fund less attractive to investors who are seeking higher rates of returns. Also a lower yield may not be sufficient to cover the expenses of the Fund.
Summary Information        9

▲  Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses.
▲  Large Company Risk – is the risk that a portfolio of large capitalization company securities may underperform the market as a whole. This is a principal risk of the S&P 500 Fund, in which the Fund invests, and an indirect risk of an investment in the Fund.
▲  Leveraging Risk – the risk that certain transactions of the Fund, such as transactions in derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.
▲  Liquidity Risk – the risk that the Fund’s ability to sell particular securities at an advantageous price or in a timely manner will be impaired due to low trading volume, lack of a market maker, or legal restrictions. The recent increase in capital requirements and potential for increased regulation may negatively impact market liquidity going forward. In the event certain securities experience low trading volumes, the prices of such securities may display abrupt or erratic movements. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the time when the investment adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
▲  Managed Volatility Strategy Risk – the risk that the investment adviser may be unsuccessful in managing volatility and the Fund may experience a high level of volatility in its returns. The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Fund relative to the market as a whole and they could be more volatile. While the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the strategy will deliver competitive returns. Even if successful, the strategy may also result in returns increasing to a lesser degree than the market, or decreasing when the values of certain securities used in the strategy are stable or rising. The strategy may expose the Fund to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in equity and fixed income securities. Additionally, the derivatives used to hedge the value of securities are not identical to the securities held, and as a result, the investment in derivatives may decline in value at the same time as underlying investments.
▲  Market Risk – the risk that Fund investments are subject to adverse trends in capital markets. This is a principal risk of both the S&P 500 Fund, in which the Fund invests, and of an investment in the Fund.
▲  Portfolio Risk – is the risk that Fund performance may not meet or exceed that of the market as a whole. This is a principal risk of both the S&P 500 Fund, in which the Fund invests, and of an investment in the Fund.
▲  Risk of Stock Investing – is the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲  Short Position Risk – the risk that, in taking a short position in a transaction involving a derivative instrument, the Fund may suffer a loss because the risk assumed in such instrument significantly exceeds the amount of the initial investment, or because the Fund is unable to close out its short position or a counterparty to the transaction fails to perform as promised.
10        Summary Information

▲  Short-Term Trading Risk – the risk that the Fund may trade securities frequently and hold securities for one year or less, which will increase the Fund’s transaction costs.
▲  Securities Volatility Risk – the risk that the value of securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different markets and different types of securities can react differently to these developments. Issuer, political, or economic developments can affect the volatility of a single issuer, issuers within an industry or economic sector or geographic region, or the markets as a whole. Changes in the financial condition of a single issuer can impact the volatility of the markets as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
SFT Dynamic Managed Volatility Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the Fund’s benchmark index and its component broad based indices. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns
Best Quarter
4Q '17 | 5.61%
Worst Quarter
3Q '15 | -4.85%

Summary Information        11

Average Annual Total Return
(for periods ending December 31, 2017)
	1 Year	5 Years	10 Years	Inception
Dynamic Managed Volatility Fund (inception 5/1/13)	17.94%	—	—	8.12%
60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	14.21%	10.25%	6.98%	—
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%	—
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%	—
SFT Dynamic Managed Volatility Fund: Management
The Fund is advised by Securian AM. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Craig M. Stapleton Vice President and Portfolio Manager, Securian AM	May 1, 2013
Jeremy P. Gogos, Ph.D. Portfolio Manager, Securian AM	June 1, 2017
Merlin L. Erickson Vice President and Portfolio Manager, Securian AM	December 1, 2017
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 67 of this prospectus.
12        Summary Information

Summary: SFT Government Money Market Fund
(formerly SFT Advantus Government Money Market Fund)
SFT Government Money Market Fund: Investment Objective
The Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital.
SFT Government Money Market Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.37%

Total Annual Fund Operating Expenses	0.92%
Fee Waiver and/or Expense Reimbursement (1)	0.14%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (2)	0.78%
(1)	Effective November 1, 2017, Securian Asset Management, Inc. (Securian AM), formerly Advantus Capital Management, Inc., the Fund’s investment adviser, contractually agreed to waive its “management fees” or absorb “other expenses” through April 30, 2019. The Fund’s total operating expenses after such fee waiver and/or expense absorption, excluding “acquired fund fees and expenses," will not exceed 0.70% of the average net assets of the Fund. This fee waiver and/or expense absorption renews annually for a full year unless terminated by Securian AM upon at least 30 days' notice prior to the end of the contract term; such termination by Securian AM cannot occur prior to the end of the contractual term.
(2)	The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown is greater than 0.70%, despite the expense limitation agreement described in footnote (1), because the expense limitation agreement was not in effect for all of 2017.
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If
Summary Information        13

these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
1 Year	3 Years	5 Years	10 Years
$80	$279	$496	$1,118
SFT Government Money Market Fund: Principal Investment Strategies
The Fund intends to maintain a one dollar ($1.00) net asset value per share, although there is no assurance it will be successful in doing so.
The Fund invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). In addition, under normal circumstances, the Fund invests at least 80% of its net assets in government securities and/or repurchase agreements that are collateralized by government securities. For this purpose, a “government security” is a security issued or guaranteed as to principal and interest by:
▲  the U.S. government; or
▲  a person controlled or supervised by, and acting as an instrumentality of, the U.S. government pursuant to authority granted by the U.S. Congress.
The Fund may also invest a portion of its assets in shares of other money market funds, but only if such funds qualify as ‘government’ money market funds under applicable rules of the U.S. Securities and Exchange Commission (SEC).
U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the “full faith and credit” of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the issuer or instrumentality. The Fund invests only in U.S. dollar-denominated securities that mature in 397 calendar days or less from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days.
The Fund’s investments will also comply with the applicable rules of the SEC governing the type, quality, maturity and diversification of securities held by government money market funds.
SFT Government Money Market Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks including the following types of principal risks:
▲  Active Management Risk – the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Government Securities Risk – the Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk, and credit risk. Securities such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of
14        Summary Information

interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk and interest rate risk than interest-paying securities of similar maturities.
▲  Income Risk – is the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.
▲  Inflation Risk – is the risk that inflation will erode the purchasing power of the value of securities held by the Fund or the value of the Fund’s dividends.
▲  Interest Rate Risk – the risk that the value of a debt security or fixed income obligation will decline due to an increase in market interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The negative impact on a debt security or fixed income obligation from resulting rate increases could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from the Fund and other fixed income funds may worsen the impact. Other types of securities also may be adversely affected from an increase in interest rates. In addition, interest rates may decline further resulting in lower yields which make the Fund less attractive to investors who are seeking higher rates of returns. Also a lower yield may not be sufficient to cover the expenses of the Fund.
▲  Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses.
▲  Repurchase Agreement Risk – the risk that if the seller of a repurchase agreement defaults on its obligation to repurchase securities from the Fund, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
SFT Government Money Market Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. (Performance prior to May 1, 2012 is that of the Fund’s predecessor portfolio. See “Financial Highlights” at page 129 of the Prospectus.) The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future. Due to the Fund’s conversion to a government money market fund (see “Principal Investment Strategies” above), the Fund’s historical total return information may not provide an accurate indication of the Fund’s risks or future returns. It is expected that the Fund’s future total returns will be lower than historical returns due to the Fund’s conversion to a government money market fund.
Summary Information        15

Calendar Year Total Returns
Best Quarter
1Q '08 | 0.68%
Worst Quarter
3Q '09 thru 2Q '10 and 4Q '10 thru	2Q '17 | 0.00%

Average Annual Total Return
(for periods ending December 31, 2017)
	1 Year	5 Years	10 Years
Government Money Market Fund	0.13%	0.03%	0.25%
SFT Government Money Market Fund: Management
The Fund is advised by Securian AM. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Thomas B. Houghton Vice President and Portfolio Manager, Securian AM	August 18, 2003
Lena S. Harhaj Portfolio Manager, Securian AM	April 29, 2016
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 67 of this prospectus.
16        Summary Information

Summary: SFT Index 400 Mid-Cap Fund
(formerly SFT Advantus Index 400 Mid-Cap Fund)
SFT Index 400 Mid-Cap Fund: Investment Objective
The Fund seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor’s MidCap 400® Index (the S&P 400®).
SFT Index 400 Mid-Cap Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fees	0.15%	0.15%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.11%	0.11%
Acquired Fund Fees and Expenses (1)	0.01%	0.01%

Total Annual Fund Operating Expenses	0.27%	0.52%
(1)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of the expenses to average net assets shown in the Financial Highlights table.
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If
Summary Information        17

these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$28	$ 87	$152	$343
Class 2	$53	$167	$291	$653
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.6% of the average value of its portfolio.
SFT Index 400 Mid-Cap Fund: Principal Investment Strategies
The Fund invests its assets in all of the common stocks included in the S&P 400®. The companies included in the S&P 400® are all mid-cap companies. The S&P 400® consists of approximately 400 domestic stocks chosen for market size, liquidity and industry group representation. The weight of each stock in the index is determined by multiplying the stock price by the number of shares of that stock available for public trading. As of March 29, 2018, the market capitalizations of companies included in the S&P 400® ranged from $1.1 billion to $13.4 billion. Securian Asset Management, Inc. (Securian AM) uses computer modeling to replicate the index and round off security weightings. Rebalancing generally occurs quarterly.
The Fund attempts to achieve a correlation with the S&P 400® of 100% without considering Fund expenses. However, the Fund is not required to hold a minimum or maximum number of common stocks included in the S&P 400®, and due to changing economic conditions or markets, may invest in less than all of the common stocks included in the S&P 400®. Under normal conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks included in the S&P 400®.
SFT Index 400 Mid-Cap Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks including the following types of principal risks:
▲  Index Performance Risk – the risk that the Fund’s ability to replicate the performance of the S&P 400® may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s Rating Services calculates the S&P 400®, the amount and timing of cash flows into and out of the Fund, commissions, settlement fees, and other expenses. The Fund’s performance may also be adversely affected if a particular stock in the S&P 400® (or stocks within an industry heavily weighted by the S&P 400®) performs poorly.
▲  Market Risk – the risk that equity securities are subject to adverse trends in equity markets.
▲  Mid Size Company Risk – is the risk that securities of mid capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.
▲  Portfolio Risk – is the risk that Fund performance may not meet or exceed that of the market as a whole.
▲  Risk of Stock Investing – is the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in
18        Summary Information

which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
SFT Index 400 Mid-Cap Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. (Performance prior to May 1, 2012 is that of the Fund’s predecessor portfolio. See “Financial Highlights” at page 129 of the Prospectus.) The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns for Class 2 Shares (a)
Best Quarter
3Q '09 | 19.78%
Worst Quarter
4Q '08 | -25.68%
(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.
Average Annual Total Return
(for periods ending December 31, 2017)
	1 Year	5 Years	10 Years	Inception
Index 400 Mid-Cap Fund — Class 1 (inception 2/11/08)	15.90%	14.69%	—	10.52%
Index 400 Mid-Cap Fund — Class 2	15.61%	14.41%	9.37%	—
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	16.24%	15.01%	9.97%	—
Summary Information        19

SFT Index 400 Mid-Cap Fund: Management
The Fund is advised by Securian AM, formerly Advantus Capital Management, Inc. The following individual serves as the Fund’s primary portfolio manager:
Name and Title	Primary Manager Since
James P. Seifert Portfolio Manager, Securian AM	June 30, 1999
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 67 of this prospectus.
20        Summary Information

Summary: SFT Index 500 Fund
(formerly SFT Advantus Index 500 Fund)
SFT Index 500 Fund: Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor’s 500® Composite Stock Price Index (the S&P 500®).
SFT Index 500 Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fees	0.15%	0.15%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.05%	0.05%

Total Annual Fund Operating Expenses	0.20%	0.45%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$20	$ 64	$113	$255
Class 2	$46	$144	$252	$567
Summary Information        21

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2.7% of the average value of its portfolio.
SFT Index 500 Fund: Principal Investment Strategies
The Fund invests its assets in all of the common stocks included in the S&P 500®. The S&P 500® consists of approximately 500 large cap common stocks which together represent approximately 75% of the value of the total U.S. stock market. The weight of each stock in the index is determined by multiplying the stock price by the number of shares of that stock available for public trading. As of March 29, 2018, the market capitalizations of companies included in the S&P 500® ranged from $3.2 billion to $851.3 billion. Securian Asset Management, Inc. (Securian AM) uses computer modeling to replicate the index and round off security weightings. Rebalancing generally occurs quarterly.
The Fund attempts to achieve a correlation with the S&P 500® of 100% without considering Fund expenses. However, the Fund is not required to hold a minimum or maximum number of common stocks included in the S&P 500®, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 500®. Under normal conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks included in the S&P 500®.
SFT Index 500 Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks including the following types of principal risks:
▲  Index Performance Risk – the risk that the Fund’s ability to replicate the performance of the S&P 500® may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s Rating Services calculates the S&P 500®, the amount and timing of cash flows into and out of the Fund, commissions, settlement fees, and other expenses. The Fund’s performance may also be adversely affected if a particular stock in the S&P 500® (or stocks within an industry heavily weighted by the S&P 500®) performs poorly.
▲  Large Company Risk – is the risk that a portfolio of large capitalization company securities may underperform the market as a whole.
▲  Market Risk – the risk that equity securities are subject to adverse trends in equity markets.
▲  Portfolio Risk – is the risk that Fund performance may not meet or exceed that of the market as a whole.
▲  Risk of Stock Investing – is the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
SFT Index 500 Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. (Performance prior to May 1, 2012 is that of the Fund’s predecessor portfolio. See “Financial Highlights” at page 129 of the Prospectus.) The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans
22        Summary Information

which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns for Class 2 Shares (a)
Best Quarter
2Q '09 | 15.77%
Worst Quarter
4Q '08 | -22.00%
(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.
Average Annual Total Return
(for periods ending December 31, 2017)
	1 Year	5 Years	10 Years	Inception
Index 500 Fund — Class 1 (inception 2/11/08)	21.54%	15.52%	—	9.33%
Index 500 Fund — Class 2	21.23%	15.23%	7.99%	—
S&P 500® Index (as adjusted for dividend reinvestment; reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%	—
SFT Index 500 Fund: Management
The Fund is advised by Securian AM, formerly Advantus Capital Management, Inc. The following individual serves as the Fund’s primary portfolio manager:
Name and Title	Primary Manager Since
James P. Seifert Portfolio Manager, Securian AM	June 30, 1999
Summary Information        23

For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 67 of this prospectus.
24        Summary Information

Summary: SFT International Bond Fund
(formerly SFT Advantus International Bond Fund)
SFT International Bond Fund: Investment Objective
The Fund seeks to maximize current income, consistent with the protection of principal.
SFT International Bond Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.38%	0.38%
Acquired Fund Fees and Expenses (1)	0.01%	0.01%

Total Annual Fund Operating Expenses	0.99%	1.24%
(1)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of the expenses to average net assets shown in the Financial Highlights table.
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$101	$315	$547	$1,213
Class 2	$126	$393	$681	$1,500
Summary Information        25

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58.7% of the average value of its portfolio.
SFT International Bond Fund: Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets in “bonds.” “Bonds” include debt securities of any maturity, such as bonds, notes, bills and debentures.
The Fund invests predominantly in bonds issued by governments, government related entities and government agencies located around the world. The Fund may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. The Fund invests significant assets in issuers located in at least three countries (including the U.S.). The Fund may invest without limit in developing markets (i.e., countries that lack established legal, political, business and social frameworks).
Although the Fund may buy bonds rated in any category, it focuses on “investment grade” bonds. These are issues rated in the top four rating categories by at least one independent rating agency, such as Standard & Poor’s (S&P®) or Moody’s Investors Service (Moody’s) or, if unrated, determined by the Fund’s investment manager or sub-adviser to be of comparable quality. The Fund may invest up to 25% of its total assets in bonds that are rated below investment grade (these instruments are sometimes called “junk”). Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.
The Fund is a non-diversified fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.
For purposes of pursuing its investment objective, the Fund regularly uses various currency related transactions involving derivative instruments, principally currency and cross currency forwards, but may also use currency and currency index futures contracts. The Fund maintains significant positions in currency related derivative instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under these instruments. The result of such transactions may represent, from time to time, a large component of the Fund’s investment returns. The Fund may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures), swap agreements (which may include interest rate and credit default swaps); options on interest rate or bond futures, and options on interest rate swaps. These derivative instruments may be used for hedging purposes, to enhance returns, or to obtain net long or net negative (short) exposure to selected currencies, interest rates, countries or durations.
In some cases derivative instruments are used for purposes that may be deemed to be speculative in nature, rather than for purposes of hedging risk. In such cases, the Fund will limit its purchase of derivatives as follows: the total notional value of currency forwards, when aggregated with currency futures, will not exceed 150% of the Fund’s total assets. The “notional value” of a derivative contract reflects it’s nominal or face amount. In comparison, the market value of a derivative contract, which is usually less, reflects the outstanding obligation under the contract.
Franklin Advisers, Inc., (Franklin) the Fund’s sub-adviser, allocates the Fund’s assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest rates, currency exchange rate changes and credit risks. In determining whether to allocate Fund assets to the markets of any individual country, Franklin may consider the country’s macroeconomic and fiscal performance, policies, and outlook, as well as the current political climate. Franklin may shorten or lengthen the Fund’s duration in select markets or on an overall basis in response to interest rate changes and Franklin’s outlook for interest rates. It will allocate the Fund’s assets among permissible types of securities and instruments in accordance with the Fund’s investment restrictions and according to where Franklin believes it has found the most
26        Summary Information

attractive investment opportunities for the Fund given the level of risk involved. Franklin may use forward currency exchange contracts and other derivatives for hedging purposes or other purposes. The Fund’s allocations to various markets, securities and instruments will vary over time. Franklin may consider selling a security when it believes the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, or when Franklin believes another security is a more attractive investment opportunity.
SFT International Bond Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks including the following types of principal risks:
▲  Foreign Securities Risk – the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing countries or emerging market countries.
▲  Currency Management Strategies – the risk that currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Fund’s sub-adviser expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
▲  Foreign Governmental and Supranational Debt Securities Risk – Foreign government and sovereign debt securities, including supranational debt securities, are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the issuing country’s economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country’s access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the Fund may collect in whole or in part on debt subject to default by a government.
▲  Regional Risk – is the risk that adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or
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political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.
▲  Developing Market Countries Risk – the risk that the Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.
▲  Market Risk – the risk that equity and debt securities are subject to adverse trends in equity and debt markets. Securities held by a Fund are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, investor perceptions of the market and defaults or volatility in securities not held by a Fund but that impact general market trends and conditions. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. In addition, market risk may affect a portfolio of equity securities of micro, small, mid, large and very large capitalization companies and/or equity securities believed by a Fund’s investment adviser or sub-adviser to be undervalued or exhibit above average sustainable earnings growth potential. As a result, a portfolio of such equity securities may underperform the market as a whole.
▲  Liquidity Risk – the risk that the debt securities or fixed income obligations purchased by the Fund, including restricted securities determined by the Fund’s sub-adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the sub-adviser. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities at a favorable price or in a timely manner. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the time when the sub-adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
▲  Interest Rate Risk – Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions or risk, and supply and demand of bonds. Changes in government monetary policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. Interest rates in the U.S. and certain other countries are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. A rise in interest rates also has the potential to cause investors to rapidly move out of fixed-income securities, which may increase redemptions in the Fund. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer maturities. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these interest rate changes. The longer the Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price.
28        Summary Information

▲  Credit Risk – the risk that an issuer of bonds may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.
Lower-rated securities. Securities rated below investment grade, sometimes called “junk bonds,” generally have more credit risk than higher-rated securities. Issuers of lower-rated or high yield, fixed-income securities are not as strong financially as those issuing higher credit quality debt securities. These issuers are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due.
The prices of high yield debt securities fluctuate more than those of higher-credit-quality. Prices are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield debt securities generally are more illiquid (harder to sell) and harder to value than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected.
▲  Derivative Instruments Risk – the risk that the performance of derivative instruments (including currency-related derivatives) depends largely on the performance of an underlying currency, security or index, and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives (such as swap agreements), there is a risk of loss because the other party to the transaction may fail to perform as promised for a variety of reasons, including because of such other party’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions.
▲  Income Risk – the risk that the Fund’s income may decline when interest rates fall or when the Fund experiences defaults on debt securities it holds.
▲  Inflation-Indexed Securities Risk – the risk that inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.
▲  Non-Diversification Risk – the risk that, because the Fund is a non-diversified fund, it may be more sensitive to economic, business, political or other changes affecting similar issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares and greater risk of loss.
▲  Portfolio Risk – is the risk that Fund performance may not meet or exceed that of the market as a whole.
▲  Active Management Risk – The Fund is subject to the risk that the investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
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If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
SFT International Bond Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. (Performance prior to May 1, 2012 is that of the Fund’s predecessor portfolio. See “Financial Highlights” at page 129 of the Prospectus.) The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns for Class 2 Shares (a)
Best Quarter
3Q '10 | 8.37%
Worst Quarter
3Q '11 | -7.87%
(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.
Average Annual Total Return
(for periods ending December 31, 2017)
	1 Year	5 Years	10 Years	Inception
International Bond Fund — Class 1 (inception 2/11/08)	1.38%	0.56%	—	5.19%
International Bond Fund — Class 2	1.12%	0.31%	5.09%	—
Citigroup World Government Bond Index (reflects no deduction for fees, expenses or taxes)	7.49%	0.12%	2.67%	—
30        Summary Information

SFT International Bond Fund: Management
The Fund is advised by Securian Asset Management, Inc. (Securian AM), formerly Advantus Capital Management, Inc., and sub-advised by Franklin. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Michael J. Hasenstab, Ph.D. Executive Vice President, Portfolio Manager and Chief Investment Officer, Templeton Global Macro	January 1, 2008
Christine Zhu Vice President, Portfolio Manager, Director of Portfolio Construction and Quantitative Analysis, Templeton Global Macro	May 1, 2014
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 67 of this prospectus.
Summary Information        31

Summary: SFT Managed Volatility Equity Fund
(formerly SFT Advantus Managed Volatility Equity Fund)
SFT Managed Volatility Equity Fund: Investment Objective
The Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index, comprised of 60% S&P 500® Low Volatility Index, 20% S&P® BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index (the Benchmark Index).
SFT Managed Volatility Equity Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.09%
Acquired Fund Fees and Expenses (1)	0.18%

Total Annual Fund Operating Expenses	1.17%
Fee Waiver and/or Expense Reimbursement (2)	0.19%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.98%
(1)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of the expenses to average net assets shown in the Financial Highlights table.
(2)	Securian Asset Management, Inc. (Securian AM), formerly Advantus Capital Management Inc., the Fund’s investment adviser, has contractually agreed, through April 30, 2019, to waive its “management fees” or absorb “other expenses” such that the Fund’s total operating expenses after such fee waiver and/or expense absorption, excluding “acquired fund fees and expenses," will not exceed 0.80% of the average net assets of the Fund. This fee waiver and/or expense absorption renews annually for a full year unless terminated by Securian AM upon at least 30 days' notice prior to the end of the contract term; such termination by Securian AM cannot occur prior to the end of the contractual term.
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
32        Summary Information

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example further assumes that the fee waiver and/or expense reimbursement described above is in effect for only one year. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
1 Year	3 Years	5 Years	10 Years
$100	$353	$625	$1,403
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9.2% of the average value of its portfolio.
SFT Managed Volatility Equity Fund: Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in other funds or directly in underlying securities while using hedging techniques to manage portfolio risk and volatility. Under normal circumstances, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities. Equity securities include those that are equity-based, such as ETFs that invest primarily in U.S. and foreign equity securities. The Fund may invest in equity securities issued by, that invest in, or that derive their value from companies of any size or market capitalization. On average, the Fund aims to invest approximately 30% of its assets in ETFs or other securities that directly invest some of their assets in foreign securities, primarily from issuers in developed countries. The Fund generally seeks to invest in ETFs that invest in equity securities whose prices are less volatile than the equity markets as a whole. The Fund also invests a portion of its assets in cash or cash equivalent debt instruments.
As market conditions change, the Fund’s effective equity exposure will change in an effort to manage overall Fund volatility, with a minimum effective equity exposure of 10% and a maximum effective equity exposure of 100% of the Fund’s total asset value. For the purposes of this Fund, “effective equity exposure” means the Fund’s equity investments plus any increase or reduction in exposure to equity markets due to the Fund’s investments in S&P 500® futures contracts or other derivatives. The Fund seeks to manage its effective equity exposure and its overall volatility by investing primarily in S&P 500® futures contracts and other derivative instruments. In periods when the Fund’s investment adviser expects higher volatility in the equity market, as measured by the S&P 500® Index, the Fund seeks to reduce its effective equity exposure and the overall volatility of its portfolio by either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts. In periods when the Fund’s investment adviser expects lower volatility in the equity market, the Fund seeks to increase its effective equity exposure by purchasing S&P 500® futures contracts (taking long positions in such contracts) or reducing its short positions in S&P 500® futures contracts. Under normal market conditions, this hedging process will seek to target, over an extended period of years, an average annualized volatility in the returns of the Fund of approximately 10%. A 10% annualized volatility means that a majority of the time, annual returns should be within plus or minus 10% of expected returns. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year, or any longer period, may be higher or lower than 10%.
To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may invest long or short in options on ETFs, options on equity indexes or equity index futures, volatility index (VIX) futures, and options on VIX futures.
Summary Information        33

The use of futures contracts and other derivatives to change the Fund’s equity allocation and manage the Fund’s overall volatility has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the nominal value of the contract. Despite any use of leverage, under normal circumstances the Fund’s effective equity exposure is not expected to exceed 100% of the Fund’s total asset value.
In selecting investments, the Fund’s investment adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates, other market and economic conditions, and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.
SFT Managed Volatility Equity Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks including the following types of principal risks:
▲  Acquired Fund Risk – the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by another investment company, such as an ETF, in which the Fund invests (an “Acquired Fund”) and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Fund to achieve its investment objectives.
▲  Active Management Risk – the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Allocation Risk – the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated.
▲  Company Risk – the risk that individual securities may be more volatile or perform differently from the overall market. This may be the result of changes in specific factors such as profitability or investor perceptions, or a result of increased volatility in a company’s income or share price because of the amount of leverage on the company’s balance sheet.
▲  Concentration Risk – the risk that to the extent that the portfolio of a fund, or an ETF in which the Fund invests, reflects concentration in the securities of issuers in a particular region, market, industry, group of industries, country, group of countries, sector or asset class, the Fund or an ETF in which the Fund invests may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, market, industry, group of industries, country, group of countries, sector or asset class. This is a principal risk of the funds and ETFs in which the Fund invests, and an indirect risk of an investment in the Fund.
▲  Credit Risk – the risk that the Fund may lose some or all of its investment, including both principal and interest, because an issuer of a security or fixed income obligation will not make payments on the security or obligation when due, as well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.
▲  Derivatives Risk – the risk that the Fund’s investment in S&P 500® futures contracts and other derivatives may involve a small investment relative to the amount of risk assumed. The successful use of these derivative instruments may depend on the investment adviser’s ability to predict market movements. Risks include delivery failure, default by the other party (or the exchange) or the inability to close out a position because the
34        Summary Information

trading market becomes illiquid. If the investment adviser is not successful in using derivatives, the Fund’s performance may be worse than if the investment adviser did not use derivatives at all.
▲  Exchange Traded Funds Risk – the risk that exchange traded funds in which the Fund may invest may be subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the ETF may be delisted from, the exchange in which they trade, which may impact the Fund’s ability to sell its shares. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track. In addition, there are brokerage commissions paid in connection with buying or selling ETF shares and ETFs have management fees and other expenses. This is a principal risk of the ETFs in which the Fund invests, and an indirect risk of an investment in the Fund.
▲  Foreign Securities Risk – the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. This is a principal risk of certain ETFs in which the Fund may invest, and an indirect risk of an investment in the Fund.
▲  Hedging Risk – the risk that the Fund’s use of derivatives for hedging purposes, although designed to help manage volatility and offset negative movements in the securities in which the Fund invests, will not always be successful. Hedging can cause the Fund to lose money and can reduce the opportunity for gain. Among other things, these negative effects can occur if the market moves in a direction that the Fund’s investment adviser does not expect or the Fund cannot close out its position in a hedging instrument.
▲  Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses.
▲  Leveraging Risk – the risk that certain transactions of the Fund, such as transactions in derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.
▲  Liquidity Risk – the risk that the Fund’s ability to sell particular securities at an advantageous price or in a timely manner will be impaired due to low trading volume, lack of a market maker, or legal restrictions. The recent increase in capital requirements and potential for increased regulation may negatively impact market liquidity going forward. In the event certain securities experience low trading volumes, the prices of such securities may display abrupt or erratic movements. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the time when the investment adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
Summary Information        35

▲  Managed Volatility Strategy Risk – the risk that the investment adviser may be unsuccessful in managing volatility and the Fund may experience a high level of volatility in its returns. The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Fund relative to the market as a whole and they could be more volatile. While the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the strategy will deliver competitive returns. Even if successful, the strategy may also result in returns increasing to a lesser degree than the market, or decreasing when the values of certain securities used in the strategy are stable or rising. The strategy may expose the Fund to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in underlying securities. Additionally, the derivatives used to hedge the value of securities are not identical to the securities held, and as a result, the investment in derivatives may decline in value at the same time as underlying investments.
▲  Market Risk – the risk that Fund investments are subject to adverse trends in capital markets. This is a principal risk of an investment in the Fund and in the ETFs in which the Fund may invest.
▲  Passive Investment Risk – the risk that, because they are not actively managed, the ETFs in which the Fund may invest may be affected by a general decline in market segments relating to their respective benchmark indices. An ETF typically invests in securities included in, or representative of, its benchmark index regardless of their investment merits and does not attempt to take defensive positions in declining markets. This is a principal risk of the ETFs in which the Fund invests, and an indirect risk of an investment in the Fund.
▲  Portfolio Risk – is the risk that Fund performance may not meet or exceed that of the market as a whole. The performance of the Fund will depend on the Fund’s investment adviser’s or sub-adviser’s judgment of economic and market policies, trends in investment yields and monetary policy.
▲  Risk of Stock Investing – is the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲  Short Position Risk – the risk that, in taking a short position in a transaction involving a derivative instrument, the Fund may suffer a loss because the risk assumed in such instrument significantly exceeds the amount of the initial investment, or because the Fund is unable to close out its short position or a counterparty to the transaction fails to perform as promised.
▲  Short-Term Trading Risk – the risk that the Fund may trade securities frequently and hold securities for one year or less, which will increase the Fund’s transaction costs.
▲  Securities Volatility Risk – the risk that the value of securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different markets and different types of securities can react differently to these developments. Issuer, political, or economic developments can affect the volatility of a single issuer, issuers within an industry or economic sector or geographic region, or the markets as a whole. Changes in the financial condition of a single issuer can impact the volatility of the markets as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
36        Summary Information

SFT Managed Volatility Equity Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the Fund’s benchmark index and its component broad based indices. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns
Best Quarter
1Q '17 | 5.09%
Worst Quarter
4Q '16 | -1.67%

Average Annual Total Return
(for periods ending December 31, 2017)
	1 Year	5 Years	10 Years	Inception
Managed Volatility Equity Fund (inception 11/18/15)	16.33%	—	—	9.81%
60% S&P 500® Low Volatility Index/20% S&P 500® BMI International Developed Low Volatility Index/ 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index	14.99%	10.34%	7.24%	—
S&P 500® Low Volatility Index	17.41%	14.44%	10.19%	—
S&P 500® BMI International Developed Low Volatility Index	22.81%	8.15%	4.71%	—
Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index	0.87%	0.28%	0.43%	—
Summary Information        37

SFT Managed Volatility Equity Fund: Management
The Fund is advised by Securian AM. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Craig M. Stapleton Vice President and Portfolio Manager, Securian AM	November 18, 2015
Jeremy P. Gogos, Ph.D. Portfolio Manager, Securian AM	June 1, 2017
Merlin L. Erickson Vice President and Portfolio Manager, Securian AM	December 1, 2017
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 67 of this prospectus.
38        Summary Information

Summary: SFT Mortgage Securities Fund
(formerly SFT Advantus Mortgage Securities Fund)
SFT Mortgage Securities Fund: Investment Objective
The Fund seeks a high level of current income consistent with prudent investment risk.
SFT Mortgage Securities Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.28%	0.28%
Acquired Fund Fees and Expenses (1)	0.02%	0.02%

Total Annual Fund Operating Expenses	0.70%	0.95%
(1)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of the expenses to average net assets shown in the Financial Highlights table.
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$72	$224	$390	$ 871
Class 2	$97	$303	$525	$1,166
Summary Information        39

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 157.9% of the average value of its portfolio.
SFT Mortgage Securities Fund: Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in mortgage-related securities. The Fund invests a major portion of its assets in investment-grade securities representing interests in pools of mortgage loans. In selecting securities, the Fund’s investment adviser considers factors such as, but not limited to, security pricing, prepayment risk, liquidity, credit quality and the type of loan and collateral underlying the security, as well as trends in economic conditions, interest rates and the mortgage markets. The Fund may also engage in frequent or short-term trading of securities.
The Fund may invest in government or government-related mortgage loan pools or private mortgage loan pools. In government or government-related mortgage loan pools, the U.S. government, or certain agencies, guarantee to mortgage pool security holders the payment of principal and interest. The principal government or government-related guarantors of mortgage-related securities are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA securities are supported by the U.S. Treasury. Securities issued or guaranteed by U.S. government-related organizations, such as FNMA and FHLMC, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not be able to meet their payment obligations in the future. In September of 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. As part of this appointment, the U.S. Treasury agreed to provide additional capital to FNMA and FHLMC but no assurances can be given that the Treasury will agree to do this in the future should the need for additional capital arise.
The Fund may also invest in private mortgage loan pools sponsored by commercial banks, insurance companies, mortgage bankers and other private financial institutions. Mortgage pools created by these non-governmental entities offer a higher rate of interest than government or government related securities. Unlike government agency sponsored mortgage loan pools, payment of interest and payment to investors is not guaranteed.
The Fund may also invest in non-government securities, which may include but are not limited to securities issued by non-government entities secured by obligations of residential mortgage borrowers. Non-government securities also may include asset-backed securities (which may include but are not limited to interests in auto, rail cars, shipping containers, credit cards, manufactured housing and/or other consumer loans), commercial mortgage-backed securities (which represent interests in commercial mortgage loans and receivables) and corporate debt issued by REITs and other issuers. The Fund may also invest in securities whose disposition is restricted under the federal securities laws but which have been determined by Securian Asset Management, Inc. (Securian AM), formerly Advantus Capital Management, Inc., to be liquid under liquidity guidelines adopted by the Trust’s Board of Trustees. Examples of restricted securities could include certain asset-backed and mortgage-backed securities.
SFT Mortgage Securities Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks including the following types of principal risks:
▲  Active Management Risk – the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and
40        Summary Information

strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Concentration Risk – the risk that the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund concentrates its investments in the mortgage and mortgage-finance industry.
▲  Credit Risk – the risk that the Fund may lose some or all of its investment, including both principal and interest, because an issuer of an asset-backed or mortgage-backed security (or an underlying obligor) or other fixed income obligation will not make payments on the security or obligation when due, as well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.
▲  Extension Risk – the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower than anticipated prepayments of mortgage-backed securities. This risk is greater for residential mortgage-backed securities.
▲  Government Securities Risk – the Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk, and credit risk. Securities such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk and interest rate risk than interest-paying securities of similar maturities.
▲  Income Risk – is the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.
▲  Interest Rate Risk – the risk that the value of a debt security or fixed income obligation will decline due to an increase in market interest rates. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The negative impact on a debt security or fixed income obligation from resulting rate increases could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from the Fund and other fixed income funds may worsen the impact. Other types of securities also may be adversely affected from an increase in interest rates. In addition, interest rates may decline further resulting in lower yields which make the Fund less attractive to investors who are seeking higher rates of returns. Also a lower yield may not be sufficient to cover the expenses of the Fund.
▲  Liquidity Risk – the risk that the Fund’s ability to sell particular securities at an advantageous price or in a timely manner will be impaired due to low trading volume, lack of a market maker, or legal restrictions. The recent increase in capital requirements and potential for increased regulation may negatively impact market liquidity going forward. In the event certain securities experience low trading volumes, the prices of such securities may display abrupt or erratic movements. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As
Summary Information        41

a result, these securities may be difficult to sell at a favorable price at the time when the investment adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
▲  Mortgage-Related and Other Asset-Backed Securities Risk – the risk that mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
▲  Non-Government Securities Risk – is the risk that payments on a non-government security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government. These securities may include but are not limited to securities issued by non-government entities which can include instruments secured by obligations of residential mortgage borrowers. Non-agency securities also may include asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans).
▲  Prepayment Risk – the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates.
▲  REIT Risk – the risk that the value of the Fund’s investment in securities issued by REITs will be adversely affected by changes in the value of the underlying property or by the loss of the REIT’s favorable tax status or changes in laws and/or rules related to REIT tax status.
▲  Restricted Securities Risk – the risk that, in connection with investments in securities whose disposition is restricted under the federal securities laws, such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the costs of registering such securities. The Fund may therefore be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but unrestricted securities.
▲  Short-Term Trading Risk – the risk that the Fund may trade securities frequently and hold securities for one year or less, which will increase the Fund’s transaction costs.
42        Summary Information

SFT Mortgage Securities Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. (Performance prior to May 1, 2012 is that of the Fund’s predecessor portfolio. See “Financial Highlights” at page 129 of the Prospectus.) The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns for Class 2 Shares (a)
Best Quarter
3Q '09 | 4.10%
Worst Quarter
4Q '08 | -7.38%
(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.
Average Annual Total Return
(for periods ending December 31, 2017)
	1 Year	5 Years	10 Years	Inception
Mortgage Securities Fund — Class 1 (inception 2/11/08)	2.22%	2.23%	—	2.24%
Mortgage Securities Fund — Class 2	1.96%	1.97%	2.03%	—
Bloomberg Barclays U.S. Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)	2.47%	2.04%	3.84%	—
Summary Information        43

SFT Mortgage Securities Fund: Management
The Fund is advised by Securian AM. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Lena S. Harhaj Portfolio Manager, Securian AM	December 1, 2017
Thomas B. Houghton Vice President and Portfolio Manager, Securian AM	May 1, 2018
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 67 of this prospectus.
44        Summary Information

Summary: SFT Real Estate Securities Fund
(formerly SFT Advantus Real Estate Securities Fund)
SFT Real Estate Securities Fund: Investment Objective
The Fund seeks above average income and long-term growth of capital.
SFT Real Estate Securities Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fees	0.70%	0.70%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.15%	0.15%

Total Annual Fund Operating Expenses	0.85%	1.10%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$ 87	$272	$472	$1,051
Class 2	$112	$350	$607	$1,342
Summary Information        45

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75.4% of the average value of its portfolio.
SFT Real Estate Securities Fund: Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in real estate and real estate-related securities.
“Real estate securities” include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. “Real estate-related securities” include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. The Fund does not invest directly in real estate.
Most of the Fund’s real estate securities portfolio will consist of securities issued by Real Estate Investment Trusts (REITs) or Real Estate Operating Companies (REOCs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and that receives favorable tax treatment provided it meets certain conditions, including the requirement that it distributes at least 90% of its taxable income. The Fund mostly invests in equity REITs but also invests portions of its assets in mortgage REITs and hybrid REITs. A REOC is a corporation that is similar to a REIT, except that a REOC has not taken the REIT tax election and therefore does not have a requirement to distribute any of its taxable income. REOCs are also more flexible than REITs in terms of what types of real estate investments they can make.
The Fund may invest in securities of foreign issuers which are not U.S. dollar denominated or traded in the U.S., but in no event may such investments, when aggregated with its other investments in foreign securities, exceed more than 25% of its total assets.
The Fund may invest in companies of any size capitalization. In selecting securities, the Fund’s investment adviser considers factors such as a company’s financial condition, financial performance, quality of management, policies and strategies, real estate properties and competitive market condition.
SFT Real Estate Securities Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks including the following types of principal risks:
▲  Active Management Risk – the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Company Risk – the risk that individual securities may be more volatile or perform differently from the overall market. This may be the result of changes in specific factors such as profitability or investor perceptions, or a result of increased volatility in a company’s income or share price because of the amount of leverage on the company’s balance sheet.
▲  Concentration Risk – the risk that the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund concentrates its investments in the real estate and real estate related industry.
46        Summary Information

▲  Foreign Securities Risk – the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.
▲  Income Risk – is the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.
▲  Interest Rate Risk – the risk that the value of a debt security or fixed income obligation, and in some cases equity securities such as equity REITS, will decline due to an increase in market interest rates. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The negative impact on a debt security or fixed income obligation from resulting rate increases could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from the Fund and other fixed income funds may worsen the impact. Other types of securities also may be adversely affected from an increase in interest rates. In addition, interest rates may decline further resulting in lower yields which make the Fund less attractive to investors who are seeking higher rates of returns. Also a lower yield may not be sufficient to cover the expenses of the Fund.
▲  Limited Universe Risk – the risk that an investment in the Fund may present greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in portfolio of securities selected from a greater number of issuers.
▲  Liquidity Risk – the risk that the Fund’s ability to sell particular securities at an advantageous price or in a timely manner will be impaired due to low trading volume, lack of a market maker, or legal restrictions. The recent increase in capital requirements and potential for increased regulation may negatively impact market liquidity going forward. In the event certain securities experience low trading volumes, the prices of such securities may display abrupt or erratic movements. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the time when the investment adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
▲  Market Risk – the risk that equity securities are subject to adverse trends in equity markets.
▲  Portfolio Risk – is the risk that Fund performance may not meet or exceed that of the market as a whole.
▲  Real Estate Risk – the risk that the value of the Fund’s investments may decrease due to a variety of factors related to the construction, development, ownership, financing, repair or servicing or other events affecting the value of real estate, buildings or other real estate fixtures.
▲  REIT/REOC-Related Risk – the risk that the value of the Fund’s equity securities issued by REITs and REOCs will be adversely affected by changes in the value of the underlying property or, for REITs, by the loss of the REIT’s favorable tax status or changes in laws and/or rules related to REIT tax status.
Summary Information        47

▲  Risk of Stock Investing – is the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
SFT Real Estate Securities Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. (Performance prior to May 1, 2012 is that of the Fund’s predecessor portfolio. See “Financial Highlights” at page 129 of the Prospectus.) The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns for Class 2 Shares (a)
Best Quarter
3Q '09 | 30.11%
Worst Quarter
4Q '08 | -37.00%
(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.
48        Summary Information

Average Annual Total Return
(for periods ending December 31, 2017)
	1 Year	5 Years	10 Years	Inception
Real Estate Securities Fund — Class 1 (inception 2/11/08)	5.63%	9.05%	—	7.87%
Real Estate Securities Fund — Class 2	5.37%	8.78%	6.84%	—
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses or taxes) (effective as of May 1, 2018)	5.23%	9.46%	7.44%	—
Wilshire US Real Estate Securities Index (reflects no deduction for fees, expenses or taxes) (effective prior to May 1, 2018)	4.84%	9.70%	7.36%	—
SFT Real Estate Securities Fund: Management
The Fund is advised by Securian Asset Management, Inc. (Securian AM), formerly Advantus Capital Management, Inc. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Lowell R. Bolken Vice President and Portfolio Manager, Securian AM	January 13, 2006
Matthew K. Richmond Vice President and Portfolio Manager, Securian AM	January 2, 2014
Joshua M. Klaetsch Portfolio Manager, Securian AM	May 1, 2018
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 67 of this prospectus.
Summary Information        49

Summary: SFT Ivysm Growth Fund
SFT Ivysm Growth Fund: Investment Objective
The Fund seeks to provide growth of capital.
SFT Ivysm Growth Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%

Total Annual Fund Operating Expenses	0.97%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
1 Year	3 Years	5 Years	10 Years
$99	$309	$537	$1,191
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40.5% of the average value of its portfolio.
50        Summary Information

SFT Ivysm Growth Fund: Principal Investment Strategies
The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks issued by large capitalization, growth-oriented companies with above-average levels of profitability and that Ivy Investment Management Company (IICO), the Fund’s investment sub-adviser, believes have the ability to sustain growth over the long term. For the purposes of this Fund, large capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. Growth- oriented companies are those whose earnings IICO believes are likely to grow faster than the economy.
IICO primarily utilizes a bottom-up (researching individual issuers) strategy in selecting securities for the Fund and seeks to invest in companies that it believes possess, or have the potential to achieve dominant market positions and/or structural competitive advantages. IICO believes that these characteristics can help to mitigate competition and lead to more resilient and sustainable revenue and earnings growth.
IICO begins its investment process by screening large-capitalization companies based on profitability, and then attempts to focus on companies operating in large, growing, addressable markets (generally, the total potential markets for their goods and services) whose competitive market position IICO believes will allow them to grow faster than the general economy. The key factors IICO typically analyzes consist of: a company’s brand equity, proprietary technology, economies of scale, barriers to entry, strength of management, and level of competitive intensity; return of capital in the form of higher dividends or share repurchases; strong balance sheets and cash flows; the threat of substitute products; and the interaction and bargaining power between a company, its customers, suppliers and competitors. The Fund typically holds a limited number of stocks (generally 40 to 60).
Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.
In general, IICO may sell a security when, in IICO’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. IICO also may sell a security if it believes that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry or sector of the issuer, loss by the company of its competitive position, poor execution by management and/or poor use of resources. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
SFT Ivysm Growth Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks including the following types of principal risks:
▲  Active Management Risk – The Fund is subject to the risk that the investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Risk of Stock Investing – is the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲  Company Risk – A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
Summary Information        51

▲  Foreign Exposure Risk – The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
▲  Growth Stock Risk – Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
▲  Holdings Risk – The Fund typically holds a limited number of stocks (generally 40 to 60) and the Fund’s portfolio managers also tend to invest a significant portion of the Fund’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s net asset value (NAV) than it would if the Fund invested in a larger number of securities or if the Fund’s managers invested a greater portion of the Fund’s total assets in a larger number of stocks.
▲  Large Company Risk – Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.
▲  Management Risk – Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.
▲  Market Risk – Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
▲  Sector Risk – At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
52        Summary Information

SFT Ivysm Growth Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns
Best Quarter
1Q '17 | 8.88%
Worst Quarter
3Q '15 | -5.68%

Average Annual Total Return
(for periods ending December 31, 2017)
	1 Year	5 Years	10 Years	Inception
SFT Ivysm Growth Fund (inception 5/1/14)	29.22%	—	—	13.00%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	30.21%	17.32%	10.00%	—
SFT Ivysm Growth Fund: Management
The Fund is advised by Securian Asset Management, Inc., formerly Advantus Capital Management, Inc., and sub-advised by IICO. ‘Ivy’ is the service mark of Ivy Distributors, Inc., an affiliate of IICO. Prior to May 1, 2018, Waddell & Reed Investment Management Company, an affiliate of IICO, was the sub-adviser for the Fund. The following individual serves as the Fund’s primary portfolio manager:
Name and Title	Primary Manager Since
Bradley M. Klapmeyer Senior Vice President, IICO	August 1, 2016
Summary Information        53

For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 67 of this prospectus.
54        Summary Information

Summary: SFT Ivysm Small Cap Growth Fund
SFT Ivysm Small Cap Growth Fund: Investment Objective
The Fund seeks to provide growth of capital.
SFT Ivysm Small Cap Growth Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.12%

Total Annual Fund Operating Expenses	1.22%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
1 Year	3 Years	5 Years	10 Years
$125	$388	$672	$1,481
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54.4% of the average value of its portfolio.
Summary Information        55

SFT Ivysm Small Cap Growth Fund: Principal Investment Strategies
The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of small capitalization companies. For the purposes of this Fund, small capitalization companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Growth Index at the time of acquisition. As of December 31, 2017, this range of market capitalizations was between approximately $22.68 million and $9.4 billion. The Fund emphasizes smaller companies positioned in new or emerging industries where Ivy Investment Management Company (IICO), the Fund’s investment sub-adviser, believes there is opportunity for higher growth than in established companies or industries. The Fund’s investments in equity securities may include common stocks that are offered in initial public offerings (IPOs).
In selecting securities for the Fund, IICO utilizes a bottom-up (researching individual issuers) stock picking process that focuses on companies it believes have sustainable long-term growth potential with superior financial characteristics and, therefore, are believed by IICO to be of a higher quality than many other small capitalization companies. IICO may look at a number of factors regarding a company, such as: management that is aggressive, creative, strong and/or dedicated, technological or specialized expertise, new or unique products or services, entry into new or emerging industries, growth in earnings/growth in revenue and sales/positive cash flows, ROIC (return on invested capital), market share, barriers to entry, operating margins, rising returns on investment, and security size and liquidity.
Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities. For example, IICO may sell a security if it believes that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry or sector of the company. IICO also may sell a security to reduce the Fund’s holding in that security, if it loses confidence in the management of the company, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
SFT Ivysm Small Cap Growth Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks including the following types of principal risks:
▲  Active Management Risk – The Fund is subject to the risk that the investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Risk of Stock Investing – is the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲  Company Risk – A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
▲  Growth Stock Risk – Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
▲  Initial Public Offering (IPO) Risk – Any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, the Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on
56        Summary Information

market psychology and economic conditions. To the extent that IPOs have a significant positive impact on the Fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs also is likely to decline as the Fund grows.
▲  Liquidity Risk – Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.
▲  Management Risk – Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.
▲  Market Risk – Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
▲  Sector Risk – At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
▲  Small Company Risk – Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time and place.
SFT Ivysm Small Cap Growth Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Summary Information        57

Calendar Year Total Returns
Best Quarter
1Q '17 | 7.88%
Worst Quarter
3Q '15 | -9.30%

Average Annual Total Return
(for periods ending December 31, 2017)
	1 Year	5 Years	10 Years	Inception
SFT Ivysm Small Cap Growth Fund (inception 5/1/14)	25.30%	—	—	13.27%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	22.17%	15.21%	9.19%	—
SFT Ivysm Small Cap Growth Fund: Management
The Fund is advised by Securian Asset Management, Inc., formerly Advantus Capital Management, Inc., and sub-advised by IICO. ‘Ivy’ is the service mark of Ivy Distributors, Inc., an affiliate of IICO. Prior to May 1, 2018, Waddell & Reed Investment Management Company, an affiliate of IICO, was the sub-adviser for the Fund. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Timothy J. Miller Senior Vice President, IICO	October 1, 2016
Kenneth G. McQuade Senior Vice President, IICO	October 1, 2016
Bradley P. Halverson Senior Vice President, IICO	October 1, 2016
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 67 of this prospectus.
58        Summary Information

Summary: SFT T. Rowe Price Value Fund
SFT T. Rowe Price Value Fund: Investment Objective
The Fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.
SFT T. Rowe Price Value Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.11%

Total Annual Fund Operating Expenses	1.03%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
1 Year	3 Years	5 Years	10 Years
$105	$328	$569	$1,260
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90.4% of the average value of its portfolio.
Summary Information        59

SFT T. Rowe Price Value Fund: Principal Investment Strategies
In taking a value approach to investment selection, at least 65% of the Fund’s total assets will normally be invested in common stocks the Fund’s investment sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), regards as undervalued. Holdings are expected to consist primarily of large-cap stocks, but may also include stocks of mid-cap and small-cap companies.
T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, T. Rowe Price generally looks for one or more of the following:
•	Low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the Russell 1000 Value, the company’s peers, or its own historical norm;
•	Low stock price relative to a company’s underlying asset values;
•	Companies that may benefit from restructuring activity; and/or
•	A sound balance sheet and other positive financial characteristics.
In pursuing its investment objective, the Fund has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Fund’s management believes will provide an opportunity for substantial appreciation. These situations might arise when the Fund’s management believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
While most assets will typically be invested in U.S. common stocks, the Fund may invest in foreign stocks in keeping with the Fund’s objective.
The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
SFT T. Rowe Price Value Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks including the following types of principal risks:
▲  Active Management Risk – The Fund is subject to the risk that the investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Risk of Stock Investing – is the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲  Investment Style Risk – Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund’s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
60        Summary Information

▲  Market Capitalization Risk – Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments.
▲  Foreign Securities Risk – This is the risk that the Fund’s investments in foreign securities may be adversely affected by political and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are heightened for the Fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.
▲  Portfolio Turnover Risk – The Fund may actively and frequently trade its portfolio securities or other instruments to carry out its investment strategies. High portfolio turnover may adversely affect the Fund’s performance and increase transaction costs, which could increase the Fund’s expenses.
SFT T. Rowe Price Value Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns
Best Quarter
4Q '15 | 7.62%
Worst Quarter
3Q '15 | -9.88%

Summary Information        61

Average Annual Total Return
(for periods ending December 31, 2017)
	1 Year	5 Years	10 Years	Inception
SFT T. Rowe Price Value Fund (inception 5/1/14)	18.61%	—	—	9.46%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) (effective as of May 1, 2018)	13.66%	14.04%	7.10%	—
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (effective prior to May 1, 2018)	21.83%	15.79%	8.50%	—
SFT T. Rowe Price Value Fund: Management
The Fund is advised by Securian Asset Management, Inc., formerly Advantus Capital Management, Inc., and sub-advised by T. Rowe Price. The following individual serves as the Fund’s primary portfolio manager:
Name and Title	Primary Manager Since
Mark S. Finn Vice President and Portfolio Manager, T. Rowe Price	May 1, 2014
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 67 of this prospectus.
62        Summary Information

Summary: SFT Wellington Core Equity Fund
SFT Wellington Core Equity Fund: Investment Objective
The Fund seeks growth of capital.
SFT Wellington Core Equity Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold Class 1 and Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.20%	0.20%

Total Annual Fund Operating Expenses	0.85%	1.10%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$ 87	$272	$472	$1,050
Class 2	$112	$350	$607	$1,342
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 138.0% of the average value of its portfolio.
Summary Information        63

SFT Wellington Core Equity Fund: Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in common stocks. The Fund invests in a diversified portfolio of common stocks of issuers located primarily in the United States, and to a lesser extent, securities of non-US companies. Wellington Management Company LLP (Wellington Management), the Fund’s sub-adviser, chooses the Fund’s investments using fundamental research designed to identify issuers with improving quality metrics, business momentum and attractive relative valuations. The investment process is aided by a proprietary quantitative screening process that narrows the investment universe to companies that are consistent with the Fund’s investment strategy. The investment team spends most of its time conducting fundamental research on companies elevated by the screening process. Research emphasizes the sustainability of a business’ competitive advantages, revenue and margin drivers, and cash-generation capacity. Other important considerations include capital allocation discipline, off-financial-statement factors, management track record, and analysis of products and competition. The Fund’s portfolio is broadly diversified by industry and company. The Fund invests in a broad range of market capitalizations, but tends to focus on highly liquid, large capitalization companies with market capitalizations similar to those of the S&P 500 index. The Fund generally will be fully invested in equity and equity-related securities. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. Although derivative instruments are not a significant component of the investment process, the Fund may make use of derivative securities (including futures contracts, options on futures contracts, and over-the-counter derivatives) for the purpose of equitizing cash and/or obtaining efficient investment exposure.
SFT Wellington Core Equity Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks including the following types of principal risks:
▲  Active Management Risk – The Fund is subject to the risk that the investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲   Currency Risk – is the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund. Attempts by the Fund to minimize the effects of currency fluctuations through the use of foreign currency hedging transactions may not be successful or the Fund’s hedging transactions may cause the Fund to be unable to take advantage of a favorable change in the value of foreign currencies.
▲  Foreign Securities Risk – the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies.
▲  Investment Strategy Risk – the risk that, if the portfolio managers' investment decisions and strategy does not perform as expected, the Fund could underperform its peers or lose money. The Fund’s performance depends on the portfolio managers' judgement about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for
64        Summary Information

the Fund’s portfolio. The portfolio managers' investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in the Fund having a lower return than if the portfolio managers used another model or investment strategy. There is no guarantee that the strategy used by the Fund will allow the Fund to achieve its investment objective.
▲  Market Risk – the risk that equity and debt securities are subject to adverse trends in equity and debt markets. Securities held by a Fund are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, investor perceptions of the market and defaults or volatility in securities not held by a Fund but that impact general market trends and conditions. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. In addition, market risk may affect a portfolio of equity securities of micro, small, mid, large and very large capitalization companies and/or equity securities believed by a Fund’s investment adviser or sub-adviser to be undervalued or exhibit above average sustainable earnings growth potential. As a result, a portfolio of such equity securities may underperform the market as a whole.
▲  Risk of Stock Investing – is the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
SFT Wellington Core Equity Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns for Class 2 Shares (a)
Summary Information        65

Best Quarter
4Q '17 | 6.84%
Worst Quarter
3Q '15 | -8.48%
(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.
Average Annual Total Return
(for periods ending December 31, 2017)
	1 Year	5 Years	10 Years	Inception
SFT Wellington Core Equity Fund — Class 1 (inception 5/1/14)	21.42%	—	—	10.38%
SFT Wellington Core Equity Fund — Class 2	21.12%	—	—	10.10%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%	—
Wellington Management became sub-adviser for the Fund November 20, 2017. Prior to this date, the Fund was sub-advised by FIAM LLC.
SFT Wellington Core Equity Fund: Management
The Fund is advised by Securian Asset Management, Inc., formerly Advantus Capital Management, Inc., and sub-advised by Wellington Management. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Mammen Chally, CFA Senior Managing Director and Equity Portfolio Manager, Wellington Management	November 20, 2017
David A. Siegle, CFA Managing Director and Equity Research Analyst, Wellington Management	November 20, 2017
Douglas W. McLane, CFA Managing Director and Equity Portfolio Manager, Wellington Management	November 20, 2017
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please see “Important Additional Summary Information” below.
66        Summary Information

Important Additional Summary Information
Purchase and Sale of Fund Shares
Fund shares are sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Purchases and sales of Fund shares may be effected only through a participating life insurance company or qualified plan. Please refer to the appropriate separate account prospectus or plan documents for detail.
Taxes
For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life or other participating life insurance companies, please see the appropriate prospectus for those contracts.
Payments to Broker-Dealers and Other Financial Intermediaries
When you purchase Fund shares through a life insurance company in connection with its variable annuity contracts or variable life insurance policies, or through another financial intermediary such as a broker-dealer that sells variable annuity contracts or variable life insurance policies, the Fund or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the life insurance company or broker-dealer to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
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Detailed Fund Information
This section provides important additional details about each Fund’s investment objective, principal investment strategies and related risks.
A Fund’s fundamental investment policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares. Except for the SFT Dynamic Managed Volatility Fund, SFT Managed Volatility Equity Fund, the SFT Ivysm Growth Fund, the SFT Ivysm Small Cap Growth Fund, the SFT T. Rowe Price Value Fund and the SFT Wellington Core Equity Fund, each Fund’s investment objective is a fundamental investment policy. Other investment restrictions that are fundamental are listed in the Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information says that it is. The Trust’s Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this prospectus.
A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s holdings of securities is available in the Statement of Additional Information.
SFT Core Bond Fund
The Fund seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Fund also seeks preservation of capital as a secondary objective.
The Fund’s benchmark index is the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), an unmanaged composite including U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year. The Fund’s investment positions may be overweight or underweight versus the Index in all sectors, including in asset-backed securities, commercial mortgage-backed securities, non-agency collateralized mortgage-obligations (CMOs), and corporate bond securities. The Fund may hold securities in all sectors contained in the Index, but in addition holds positions not included in the Index including, but not limited to, CMOs. The Fund typically holds similar, but not identical securities represented in the Index. Additionally, the portfolio manager determines the appropriate security position size and the Fund will typically hold security position sizes (generally referenced as a percentage of total portfolio holdings) that are not in the same proportion as that security or a similar security represents in the Index. Sector exposure is determined by the portfolio manager from time to time, and may vary significantly from the Index exposure.
Principal Investment Strategies. It is the Fund’s policy to invest, under normal circumstances, at least 80% of the value of its net assets (including any borrowings for investment purposes) in bonds (for this purpose, “bonds” includes any debt security). The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. The Fund invests primarily in a variety of investment-grade debt securities which include:
▲  investment-grade corporate debt obligations and mortgage-backed securities
▲  debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including U.S. Treasury bills, notes and bonds, and U.S. Treasury inflation-protection securities)
▲  investment-grade mortgage-backed securities issued by governmental agencies and financial institutions
▲  investment-grade asset-backed securities
▲  debt obligations of U.S. banks, savings and loan associations and savings banks
68        Detailed Fund Information

The Fund will invest a portion of its assets in investment-grade debt obligations issued by domestic companies in a variety of industries. The Fund may invest in long-term debt securities (i.e., maturities of more than 10 years), intermediate debt securities (i.e., maturities from 3 to 10 years) and short-term debt securities (i.e., maturities of less than 3 years).
In selecting corporate debt securities and their maturities, Securian Asset Management, Inc. (Securian AM) seeks to maximize total return by engaging in a risk/return analysis that focuses on various factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations. An additional consideration in selecting securities is the ability to obtain a readily available market price for a particular security. Securian AM may choose not to buy a security or to hold a lesser amount of a security if a market price for such security is not readily available. Securian AM may still buy or hold a security for which a market price is not readily available, but such securities must then be valued at fair value in accordance with valuation policies and procedures approved by the Trust’s Board of Trustees. In addition, accurate market prices may not be readily available in volatile markets, which would also necessitate fair valuation by Securian AM.
The Fund may also invest a portion of its assets in asset-backed securities. Asset-backed securities represent interest in pools of consumer and other loans (which may include but are not limited to manufactured housing, credit card, trade or automobile loans). Investors in asset-backed securities are entitled to receive payments of principal and interest received by the pool entity from the underlying consumer loans net of any costs and expenses incurred by the entity.
The market for bonds and other debt securities is generally liquid, but individual debt securities purchased by the Fund may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular debt securities or the broader bond market as a whole. In addition, the Fund may invest without limit in securities whose disposition is restricted under the federal securities laws but which have been determined by Securian AM to be liquid under liquidity guidelines adopted by the Trust’s Board of Trustees. Investments in restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the costs of registering such securities. The Fund may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but unrestricted securities. As of December 31, 2017, the Fund had 20.8% of its net assets invested in restricted securities deemed liquid pursuant to the liquidity guidelines. Securian AM continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid.
As a rule of thumb, a portfolio of fixed income securities (including debt, mortgage-related and asset-backed securities) experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Fund’s duration. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a fixed income portfolio experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Fund holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The portfolio manager expects that under normal circumstances the effective duration of the Fund will range from four to seven years.
The Fund may also engage in frequent or short-term trading of securities.
Other Non-Principal Investment Strategies. To help manage the average duration of its portfolio of fixed income securities, or to attempt to hedge against the effects of interest rate changes on current or intended investments in fixed rate securities, the Fund may invest in exchange traded U.S. Treasury futures contracts, which are a type of derivative instrument. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock or bond) or a market index. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
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The Fund may also invest a portion of its assets in CMOs. CMOs are debt obligations issued by both government agencies and private special-purpose entities that are collateralized by residential or commercial mortgage loans. Unlike traditional mortgage loan pools, CMOs allocate the priority of the distribution of principal and level of interest from the underlying mortgage loans among various series. Each series differs from another in terms of the priority right to receive cash payments from the underlying mortgage loans. Each series may be further divided into classes in which the principal and interest payments payable to classes in the same series may be allocated. For instance, a certain class in a series may have right of priority over another class to receive principal and interest payments. Moreover, a certain class in a series may be entitled to receive only interest payments while another class in the same series may be only entitled to receive principal payments. As a result, the timing and the type of payments received by a CMO security holder may differ from the payments received by a security holder in a traditional mortgage loan pool.
The Fund may invest in stripped mortgage-backed securities, which also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the interest holder to receive the interest portion of cash payments, while the principal component only allows the interest holder to receive the principal portion of cash payments. The Fund may also invest in illiquid securities, which may not exceed, at the time of purchase, 15% of the Fund’s net assets. As of December 31, 2017, the Fund had 0.2% of its net assets invested in illiquid securities.
In addition, the Fund may invest lesser portions of its assets in other security types described in the Statement of Additional Information.
Principal Risks. An investment in the Fund is subject to the following principal risks:
▲  Active Management Risk
▲  Credit Risk
▲  Extension Risk
▲  Income Risk
▲  Interest Rate Risk
▲  Liquidity Risk
▲  Mortgage-Related and Other Asset-Backed Securities Risk
▲  Non-Government Securities Risk
▲  Prepayment Risk
▲  Restricted Securities Risk
▲  Short-Term Trading Risk

Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲  Call Risk
▲  Company Risk
▲  Currency Risk
▲  Derivatives Risk
▲  Diversification Risk
▲  Foreign Securities Risk
▲  Inflation Risk
▲  Portfolio Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
SFT Dynamic Managed Volatility Fund
The Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index, comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the Benchmark Index). This objective may be changed without shareholder approval.
The Fund’s Benchmark Index is a blend of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, but the Fund’s investment positions may be overweight or underweight versus the Benchmark Index in all sectors and asset classes. In connection with the Fund’s investments in fixed income securities, the Fund may hold securities in all sectors contained in the Bloomberg Barclays U.S. Aggregate Bond Index, but in addition may invest in positions not included in the Bloomberg Barclays U.S. Aggregate Bond Index.
70        Detailed Fund Information

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing directly in underlying securities and other investment companies while using hedging techniques to manage portfolio risk and volatility. The Fund will achieve its equity exposure by investing primarily in Class 1 shares of the SFT Index 500 Fund, an affiliated fund in Securian Funds Trust that seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor’s 500® Composite Stock Price Index (the S&P 500®). The Fund may also gain equity exposure by investing in exchange traded funds (ETFs). The Fund’s fixed income allocation will be achieved by purchasing individual fixed income securities that are primarily investment-grade corporate bonds and have other characteristics similar to the fixed income securities included in the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund may invest in other investment companies, securities and financial instruments to the extent permitted under the Investment Company Act of 1940, or any exemptive relief therefrom.
The Fund’s investments will be utilized, in part, to seek to limit the Fund’s overall volatility. Volatility is a measure of the magnitude of up and down fluctuations in the value of a security over time, and refers to the amount of uncertainty or risk about the size of changes in a security’s value. A higher volatility means that a security’s value can potentially vary over a larger range of values. This means that the price of the security can change dramatically over a short time period in either direction. A lower volatility means that a security’s value does not fluctuate dramatically, but changes in value at a slower pace over a period of time. The Fund’s use of certain investments in seeking to manage volatility will be consistent with the Fund’s target asset allocation guidelines described below.
In seeking to manage the Fund’s overall volatility, the Fund will invest in derivative instruments, primarily S&P 500® futures contracts. For example, in periods when the Fund’s investment adviser expects higher volatility in the equity market, as measured by the S&P 500®, the Fund will seek to reduce the overall volatility of its portfolio by either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts. During periods of lower expected volatility in the equity market, the Fund will seek to increase its equity exposure by purchasing S&P 500® futures contracts (increasing its long positions or reducing its short positions in such contracts). The Fund may also invest in long and short positions in fixed income exchange traded funds and notes, interest rate swaps, and treasury and interest rate futures to achieve its fixed income exposure and manage overall volatility. Under normal market conditions, this hedging process will seek to target, over an extended period of years, an average annualized volatility in the daily total returns of the Fund of approximately 10%. A 10% annualized volatility means that a majority of the time, annualized returns should be within plus or minus 10% of expected returns. For this purpose, the Fund’s annualized volatility equals the annualized standard deviation of the Fund’s daily total returns. Standard deviation is a measure of the variation or dispersion from the average daily return. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year or any longer period may be higher or lower than 10%.
To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may invest long or short in options on ETFs, options on equity indexes or equity index futures, volatility index (VIX) futures contracts and options on VIX futures.
The use of futures contracts and other derivatives to change the Fund’s equity allocation and manage the Fund’s overall volatility has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the nominal value of such contract.
On average, the Fund will target approximately 60% equity-related exposure and 40% fixed income-related exposure in its portfolio. As market conditions change, however, the equity allocation will change to manage overall Fund volatility, with a minimum equity allocation of 10% and a maximum equity allocation of 90% of the Fund’s total market value.
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In selecting investments, the Fund’s investment adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates and other market and economic conditions, general levels of debt prices and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.
The market for bonds and other debt securities is generally liquid, but individual debt securities purchased by the Fund may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular debt securities or the broader bond market as a whole. The Fund’s investment adviser continuously monitors the liquidity of portfolio investments and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid.
Other Non-Principal Investment Strategies. To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may also invest long or short in any of the following: equity index exchange traded funds or notes, options on equities, and total return swaps.
In order to achieve its fixed income exposure and further manage the Fund’s overall volatility, the Fund may also invest in other fixed income investments, including U.S Treasuries, commercial mortgage backed securities (CMBS), mortgage backed securities (MBS) and collateralized mortgage obligations (CMO).
In addition, the Fund may invest lesser portions of its assets in other securities and financial instruments described in the Statement of Additional Information.
Principal Risks. An investment in the Fund is subject to the following principal risks:
▲  Acquired Fund Risk
▲  Active Management Risk
▲  Allocation Risk
▲  Company Risk
▲  Concentration Risk
▲  Credit Risk
▲  Derivatives Risk
▲  Exchange Traded Funds Risk
▲  Exchange Traded Notes Risk
▲  Hedging Risk
▲  Income Risk
▲  Index Performance Risk*
▲  Interest Rate Risk
▲  Investment Company Risk
▲  Large Company Risk*
▲  Leveraging Risk
▲  Liquidity Risk
▲  Managed Volatility Strategy Risk
▲  Market Risk**
▲  Portfolio Risk**
▲  Risks of Stock Investing
▲  Short Position Risk
▲  Short-Term Trading Risk
▲  Securities Volatility Risk

*	This is a principal risk of the Index 500 Fund, in which the Fund invests, and an indirect risk of an investment in the Fund.
**	This is a principal risk of both the Index 500 Fund, in which the Fund invests, and of an investment in the Fund.
Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲  Call Risk
▲  Extension Risk
▲  Inflation Risk
▲  Non-Government Securities Risk
▲  Pre-payment Risk
▲  Sector Risk
▲  Short Sale Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
72        Detailed Fund Information

SFT Government Money Market Fund
The Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital.
Principal Investment Strategies. The Fund invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). In addition, under normal circumstances, the Fund invests at least 80% of its net assets in government securities and/or repurchase agreements that are collateralized by government securities. For this purpose, a “government security” is a security issued or guaranteed as to principal and interest by:
▲  the U.S. government; or
▲  a person controlled or supervised by, and acting as an instrumentality of, the U.S. government pursuant to authority granted by the U.S. Congress.
The Fund may also invest a portion of its assets in shares of other money market funds, but only if such funds qualify as ‘government’ money market funds under applicable rules of the U.S. SEC.
The Fund’s investment adviser, Securian AM, selects the Fund’s investments by analyzing a variety of factors, such as:
▲  current U.S. economic activity and the economic outlook;
▲  current U.S. short-term interest rates;
▲  the Federal Reserve’s policies regarding short-term interest rates; and
▲  the potential effects of foreign economic activity on U.S. short-term interest rates.
The Fund invests only in U.S. dollar-denominated securities that mature in 397 calendar days or less from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days. Securian AM generally shortens the Fund’s dollar-weighted average portfolio maturity when it expects interest rates to rise, and extends the Fund’s dollar-weighted average portfolio maturity when it expects interest rates to fall.
The Fund’s investments will also comply with applicable rules of the SEC governing the type, quality, maturity and diversification of securities held by government money market funds. Prior to April 29, 2016 the Fund operated as a general money market fund and invested its assets in a variety of money market securities, including commercial paper, other domestic corporate obligations, and securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. Effective April 29, 2016, however, the Fund changed its name and converted to a ‘government money market fund’ as defined in SEC Rule 2a-7 (the Rule). The Fund’s current principal investment strategies, as described above, are consistent with the limitations imposed by the Rule on a government money market fund’s investment of its assets.
Certain securities issued by U.S. government agencies and instrumentalities in which the Fund may invest are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLB). These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in other government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in securities issued by U.S. government agencies and instrumentalities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities, including securities issued by the Federal Farm Credit Banks.
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Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the initial sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed credit worthy by Securian AM. A repurchase agreement must also be collateralized fully, which means that the collateral must consist entirely of government securities and cash. Repurchase agreements are subject to credit and other risks. For instance, if the initial seller of the securities is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller’s debts.
The Fund is required to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions. In addition to this general liquidity requirement, the Fund must hold at least 10% of its total assets in “daily liquid assets” and at least 30% of its total assets in “weekly liquid assets.” Daily liquid assets are limited to cash, direct obligations of the U.S. government, and other securities payable within one business day. Weekly liquid securities are limited to cash, direct obligations of the U.S. government, direct discount obligations of federal government agencies and government-sponsored enterprises with a remaining maturity date of 60 days or less from the date of purchase, and other securities that mature within 5 business days, and amounts receivable and due unconditionally within 5 business days on pending sales of securities.
Other Non-Principal Investment Strategies. The Fund may also invest lesser portions of its assets, which in the aggregate may not exceed one-half of one percent of the Fund’s total assets, in shares of other money market funds, including other government money market funds; commercial paper and other short-term fixed income securities that are ‘eligible securities’ qualified for purchase by money market funds; illiquid securities; and securities whose disposition is restricted under the federal securities laws but which have been determined by Securian AM to be liquid under liquidity guidelines adopted by the Trust’s Board of Trustees.
To the extent the Fund invests in shares of another money market fund, it will indirectly absorb its pro rata share of such fund’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses. Investments in restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the cost of registering such securities. The Fund may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as, those for comparable but unrestricted securities.
Principal Risks. An investment in the Fund is subject to the following principal risks:
▲  Active Management Risk
▲  Government Securities Risk
▲  Income Risk
▲  Inflation Risk
▲  Interest Rate Risk
▲  Investment Company Risk
▲  Repurchase Agreement Risk

Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲  Credit Risk
▲  Diversification Risk
▲  Foreign Securities Risk
▲  Liquidity Risk
▲  Non-Government Securities Risk
▲  Restricted Securities Risk
▲  Stable Price Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
74        Detailed Fund Information

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
SFT Index 400 Mid-Cap Fund
The Fund seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor’s MidCap 400® Index (the S&P 400®).
Principal Investment Strategies. Under normal conditions, the Fund invests its assets in all of the common stocks included in the S&P 400®. The companies included in the S&P 400® are all mid-cap companies. Some of these companies are domiciled outside the United States, but their shares trade on U.S. exchanges and are denominated in U.S. dollars. The S&P 400® consists of approximately 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a float-adjusted market-weighted index, with the weight of each stock in the index determined by multiplying the stock price by the number of shares of that stock available for public trading. As of March 29, 2018, the market capitalizations of companies included in the S&P 400® ranged from $1.1 billion to $13.4 billion. The Fund attempts to achieve a correlation of 100% without considering Fund expenses. However, the Fund is not required to hold a minimum or maximum number of common stocks included in the S&P 400®, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 400®. The float adjustment affects each company’s weight in the index through adjustments for stocks where a significant portion of shares outstanding is not available to investors.
Securian AM utilizes a computer program to confirm the Fund’s S&P 400® replication and to round off security weightings.
Under normal conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks included in the S&P 400®. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy.
S&P® designates the stocks included in the S&P 400®. From time to time, S&P® may add or delete stocks from the S&P 400®. Inclusion of a stock in the S&P 400® does not imply an opinion by S&P® as to its investment merit. “Standard & Poor’s®,” “S&P®,” “S&P 400®” and “Standard & Poor’s MidCap 400®,” are trademarks of S&P Global, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P® and S&P® makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P®.
Other Non-Principal Investment Strategies. To help stay fully invested and to reduce transaction costs, the Fund may invest in exchange traded S&P 400® stock index futures contracts, which are a type of derivative instrument, or shares of other investment companies that also track the performance of the S&P 400®, each of which have economic characteristics similar to an investment in the S&P 400®. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock or bond) or a market index (such as the S&P 400®). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
In addition, the Fund may invest lesser portions of its assets in other security types described in the Statement of Additional Information. To generate additional income, the Fund may execute trades in advance of a stock entering or exiting the S&P 400® or in advance of announced share adjustments.
Principal Risks. An investment in the Fund is subject to the following principal risks:
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▲  Index Performance Risk
▲  Market Risk
▲  Mid Size Company Risk
▲  Portfolio Risk
▲  Risks of Stock Investing
Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲  Company Risk
▲  Derivatives Risk
▲  Diversification Risk
▲  Foreign Securities Risk
▲  Inflation Risk
▲  Investment Company Risk
▲  Non-Government Securities Risk
▲  Sector Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
SFT Index 500 Fund
The Fund seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor’s 500® Composite Stock Price Index (the S&P 500®). The S&P 500® is a broad, unmanaged index of approximately 500 large cap common stocks which together represent about 75% of the total U.S. stock market. It is a float-adjusted market-weighted index, with the weight of each stock in the index determined by multiplying the stock price by the number of shares of that stock available for public trading.
Principal Investment Strategies. Under normal conditions, the Fund invests its assets in all of the common stocks included in the S&P 500®. Some of these companies are domiciled outside the United States, but their shares trade on U.S. exchanges and are denominated in U.S. dollars. As of March 29, 2018, the market capitalizations of companies included in the S&P 500® ranged from $3.2 billion to $851.3 billion. The Fund attempts to achieve a correlation of 100% without considering Fund expenses. However, the Fund is not required to hold a minimum or maximum number of common stocks included in the S&P 500®, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 500®. The float adjustment affects each company’s weight in the index through adjustments for stocks where a significant portion of shares outstanding is not available to investors.
Securian AM utilizes a computer program to confirm the Fund’s S&P 500® replication and to round off security weightings.
Under normal conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks included in the S&P 500®. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy.
Standard & Poor’s Rating Services (S&P®), a division of S&P Global, Inc., designates the stocks included in the S&P 500®. From time to time, S&P® may add or delete stocks from the S&P 500®. Inclusion of a stock in the S&P 500® does not imply an opinion by S&P® as to its investment merit. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” and “500®” are trademarks of S&P Global, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P® and S&P® makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P®.
Other Non-Principal Investment Strategies. To help stay fully invested and to reduce transaction costs, the Fund may invest in exchange traded S&P 500® stock index futures contracts, which are a type of derivative instrument, or shares of other investment companies that also track the performance of the S&P 500®, each of which have economic characteristics similar to an investment in the S&P 500®. Generally speaking, a derivative is a financial
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contract whose value is based on the value of a financial asset (such as a stock or bond) or a market index (such as the S&P 500®). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
In addition, the Fund may invest lesser portions of its assets in other security types described in the Statement of Additional Information. To generate additional income, the Fund may execute trades in advance of a stock entering or exiting the S&P 500® or in advance of announced share adjustments.
Principal Risks. An investment in the Fund is subject to the following principal risks:
▲  Index Performance Risk
▲  Large Company Risk
▲  Market Risk
▲  Portfolio Risk
▲  Risks of Stock Investing

Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲  Company Risk
▲  Derivatives Risk
▲  Diversification Risk
▲  Foreign Securities Risk
▲  Inflation Risk
▲  Investment Company Risk
▲  Non-Government Securities Risk
▲  Sector Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
SFT International Bond Fund
The Fund seeks to maximize current income, consistent with the protection of principal.
Principal Investment Strategies. Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in “bonds.” “Bonds” include debt securities of any maturity, such as bonds, notes, bills and debentures. Shareholders will be given at least 60 days’ advance notice of any change to the 80% policy. The Fund invests predominantly in bonds issued by governments, government related entities and government agencies located around the world. The Fund may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities. In addition, the Fund invests significant assets in issuers located in at least three countries (including the U.S.). The Fund may also invest without limit in developing markets.
A bond represents an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. Although the Fund may buy bonds rated in any category, it focuses on “investment grade” bonds. These are issues rated in the top four rating categories by at least one independent rating agency such as Standard & Poor’s (S&P®) or Moody’s Investors Service or, if unrated, determined by Franklin Advisers, Inc. (Franklin) to be of comparable quality. However, ratings by the independent rating agencies are relative and subjective, are not absolute standards of quality, and do not evaluate the market risk of securities. The Fund may invest up to 25% of its total assets in bonds that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the greater risk of default or of price fluctuations due to changes in the issuer’s creditworthiness. Such lower rated but higher yielding securities are sometimes referred to as “junk bonds.” If, subsequent to its purchase a security is downgraded in rating or goes into default, the Fund will consider such events in its evaluation of the overall investment merits of that security but will not necessarily dispose of the security immediately.
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Many debt securities of non-U.S. issuers, and especially developing market issuers, are rated below investment grade or are unrated so that their selection depends on the investment manager’s internal analysis. The Fund may invest in debt securities of any maturity, and the average maturity or duration of debt securities in the Fund’s portfolio will fluctuate depending on Franklin’s outlook on changing market, economic and political conditions.
The Fund is a non-diversified fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.
For purposes of pursuing its investment goal, the Fund regularly enters into currency-related transactions involving certain derivative instruments, including currency and cross currency forwards, and currency and currency index futures contracts. The use of derivative currency transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The results of such transactions may also represent, from time to time a significant component of the Fund’s investment returns. The Fund may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures), swap agreements (which may include interest rate and credit default swaps); options on interest rate or bond futures, and options on interest rate swaps. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. Franklin considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.
The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, interest rates and other market factors. By way of example, when Franklin believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. Conversely, if the value of the foreign currency is less than the current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a loss. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency, or it may be used to hedge the Fund’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”).
A forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A cross currency forward will tend to reduce or eliminate exposure to the currency that is sold, and add or increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a cross currency forward will protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.
A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying instrument or asset, such as a specific security or currency, at a specified price at a specified later date on an exchange. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts by their terms require the actual delivery or
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acquisition of the underlying instrument, some require cash settlement. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.
Swap agreements, such as interest rate and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments or specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (for an uncleared swap) or, in some instances, must be transacted through a future commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.
An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).
For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. As a “buyer” of the credit default swap, the Fund is purchasing the obligation of its counterparty to offset losses the Fund could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of that debt obligation following the occurrence of a credit event. The Fund currently intends only to be a buyer of credit default swaps.
With derivatives, Franklin attempts to predict whether an underlying investment will increase or decrease in value at some future time. Franklin considers various factors, such as availability and cost, in deciding whether to use a particular derivative instrument or strategy. These techniques could result in a loss if the counterparty to the transaction does not perform as promised. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in any derivative transactions.
Portfolio Selection. Franklin allocates the Fund’s assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks. In determining whether to allocate Fund assets to the markets of any individual country, Franklin may consider the country’s macroeconomic and fiscal performance, policies, and outlook, as well as the current political climate. Franklin may shorten or lengthen the Fund’s duration in select markets or on an overall basis in response to interest rate changes and Franklin’s outlook for interest rates. It will allocate the Fund’s assets among permissible types of securities and instruments in accordance with the Fund’s investment restrictions and according to where Franklin believes it has found the most attractive investment opportunities for the Fund given the level of risk involved. Franklin may use forward currency exchange contracts and other derivatives for hedging purposes or other purposes. The Fund’s allocations to various markets, securities and instruments will vary over time. Franklin may consider selling a security when it believes the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, or when Franklin believes another security is a more attractive investment opportunity.
Other Non-Principal Investment Strategies. When Franklin believes market or economic conditions are unfavorable for investors, it may invest up to 100% of the Fund’s assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term investment grade securities, U.S.
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government securities, high grade commercial paper, bank obligations, repurchase agreements, and money market fund shares (including shares of an affiliated money market fund) and other money market instruments. Franklin also may invest in these types of securities or hold cash while looking for suitable investment opportunities, to maintain liquidity or to segregate on the Fund’s books in connection with its derivative strategies, such as forward currency, currency or interest rate futures positions. In these circumstances, the Fund may be unable to achieve its investment objective.
Principal Risks. An investment in the Fund is subject to the following principal risks:
Foreign Securities Risk.   Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and affect its share price.
Currency exchange rates.   Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.
Currency management strategies.   Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as Franklin expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that Franklin’s use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Political and economic developments.   The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.
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Trading practices.   Brokerage commissions, withholding taxes, custodial fees and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund’s assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund’s regulatory and compliance burden and/or decrease the Fund’s investor rights and protections.
Availability of information.   Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers.
Limited markets.   Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.
Regional.   Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.
Foreign Governmental and Supranational Debt Securities Risk.   Foreign government and sovereign debt securities, including supranational debt securities, are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the issuing country’s economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country’s access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the Fund may collect in whole or in part on debt subject to default by a government.
Developing Markets.   The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:
•	less social, political and economical stability;
•	a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war;
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•	smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility;
•	more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	less transparent and established taxation policies;
•	less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property;
•	less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;
•	less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;
•	less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;
•	greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;
•	higher rates of inflation and more rapid and extreme fluctuations in inflation rates;
•	greater sensitivity to interest rate changes;
•	increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;
•	greater debt burdens relative to the size of the economy;
•	more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and
•	less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries.
Because of the above factors, the Fund’s investments in developing market countries are subject to greater price volatility and illiquidity than investments in developed markets.
Interest Rate Risk.   Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. Interest rates in the U.S. and certain other countries are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. A rise in interest rates also has the potential to cause investors to rapidly move out of fixed-income securities, which may increase redemptions in the Fund. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer maturities. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these
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interest rate changes. The longer the Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price.
Credit Risk.   The Fund could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or repay principal when due. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.
Debt Securities Ratings.   The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate.
Lower-rated securities.   Securities rated below the top four ratings, sometimes called “junk bonds,” generally have more credit risk than higher-rated securities, and have greater potential to become distressed or to default. The Fund may invest up to 25% of its assets in lower-rated securities.
Issuers of high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These issuers are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.
The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. Prices of corporate high yield securities are often closely linked with the issuer’s stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.
The prices of high-yield sovereign debt of emerging market countries fluctuate more than higher-quality securities. An emerging market country may be unwilling or unable to repay the principal and/or interest on its sovereign debt because of insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards supranational agencies such as the International Monetary Fund, or the political constraints to which the government may be subject. If an emerging market country defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit agreements. In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government. In certain cases, remedies must be pursued in the courts of the defaulting country itself, which may further limit the Fund’s ability to obtain recourse.
High yield debt instruments generally are less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund’s ability to sell securities in response to specific economic events or to meet redemption requests. As a result, high-yield debt instruments generally pose greater illiquidity and valuation risks.
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Substantial declines in the prices of high yield debt securities can dramatically increase the yield of such bonds. The decline in market prices may reflect an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than any increase in income that the debt security or securities may pay to the Fund on its investment.
Unrated debt securities.   Unrated or short-term rated debt securities determined by Franklin to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.
Derivatives Risk.   The performance of derivative instruments (including currency-related derivatives) depends largely on the performance of an underlying currency, security or index and such instruments often have risks similar to their underlying instrument in addition to other risks. Derivatives involve costs, and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If Franklin is not successful in using such derivative instruments, the Fund’s performance may be worse than if the manager did not use such derivative instruments at all. To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.
Use of these instruments could also result in a loss if the counterparty to the transaction (with respect to OTC instruments, such as swap agreements and forward currency contracts) does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument in a transaction that the manager would otherwise have attempted to avoid. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if Franklin elects not to do so due to availability, cost or other factors.
Many swaps currently are, and others eventually are expected to be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. The regulation of cleared and
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uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency. It is not possible to predict fully the effects of current or future regulation.
Inflation-Indexed Securities Risk.   Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as the Fund, do not receive their principal until maturity.
Income Risk.   The Fund’s income may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds. The Fund’s income generally declines during periods of falling interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return.
Non-Diversification Risk.   The Fund is a non-diversified fund. It generally invests a greater portion of its assets in the securities of one or more issuers, and invests overall in a smaller number of issuers than a diversified fund. The Fund may be more sensitive to a single economic, business, political, regulatory or other occurrence than a more diversified portfolio might be, which may result in greater fluctuation in the value of the Fund’s shares and to a greater risk of loss. The Fund intends, however, to meet certain tax diversification requirements.
Portfolio Risk.   The Fund’s performance may not meet or exceed the performance of the market as a whole.
Liquidity Risk.   The risk that the debt securities or fixed income obligations purchased by the Fund, including restricted securities determined by the Fund’s sub-adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the sub-adviser. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities at a favorable price or in a timely manner. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the time when the sub-adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
Focus Risk.   The greater the Fund’s exposure to any single type of investment – including investment in a given industry, sector, region, country, currency, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund’s shares.
Market Risk.   Equity and debt securities are subject to adverse trends in equity and debt markets. Securities held by the Fund are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, investor perceptions of the market and defaults or volatility in securities not held by the Fund but that impact general market trends and conditions. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. In addition, market risk may affect a portfolio of equity securities of micro, small, mid, large and very large capitalization companies and/or equity securities believed by Franklin to be undervalued or exhibit above average sustainable earnings growth potential. As a result, a portfolio of such equity securities may underperform the market as a whole.
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Active Management Risk.   The risk that the investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
Other Non-Principal Risks.   In addition to the principal risks discussed above, an investment in the Fund may also be subject to the following risks:
▲  Call Risk
▲  Euro and European Risks
▲  Extension Risk
▲  Inflation Risk
▲  Non-Agency Securities Risk
▲  Prepayment Risk
▲  Securities Lending Risk
▲  Short-Term Trading Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
SFT Managed Volatility Equity Fund
The Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index, comprised of 60% S&P 500® Low Volatility Index, 20% S&P® BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index. This objective is not fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund’s investment positions may be overweight or underweight versus the Benchmark Index in all sectors and asset classes.
Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing in other funds or directly in underlying securities while using hedging techniques to manage portfolio risk and volatility. Under normal circumstances, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities. Equity securities include those that are equity-based, such as ETFs that invest primarily in U.S. and foreign equity securities. The Fund may invest in equity securities issued by, that invest in, or that derive their value from companies of any size or market capitalization. On average, the Fund aims to invest approximately 30% of its assets in ETFs or other securities that directly invest some of their assets in foreign securities, primarily from issuers in developed countries. The Fund generally seeks to invest in ETFs that invest in equity securities whose prices are less volatile than the equity markets as a whole. The Fund also invests a portion of its assets in cash or cash equivalent debt instruments.
The Fund’s investments are utilized, in part, to seek to limit the Fund’s overall volatility. Volatility is a measure of the magnitude of up and down fluctuations in the value of a security over time, and refers to the amount of uncertainty or risk about the size of changes in a security’s value. A higher volatility means that a security’s value can potentially vary over a larger range of values. This means that the price of the security can change dramatically over a short time period in either direction. Lower volatility means that a security’s value changes at a slower pace over a period of time but does not fluctuate dramatically. The Fund’s use of certain investments in seeking to manage volatility will be consistent with the Fund’s effective equity exposure guidelines described below.
As market conditions change, the Fund’s effective equity exposure will change in an effort to manage overall Fund volatility, with a minimum effective equity exposure of 10% and a maximum effective equity exposure of 100% of the Fund’s total asset value. For the purposes of this Fund, “effective equity exposure” means the Fund’s equity investments plus any increase or reduction in exposure to equity markets due to the Fund’s investments in S&P 500® futures contracts or other derivatives. The Fund seeks to manage its effective equity exposure and its overall volatility by investing primarily in S&P 500® futures contracts and other derivative instruments. In periods when the Fund’s investment adviser expects higher volatility in the equity market, as measured by the S&P 500® Index, the Fund seeks to reduce its effective equity exposure and the overall volatility of its portfolio by either selling S&P
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500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts. In periods when the Fund’s investment adviser expects lower volatility in the equity market, the Fund seeks to increase its effective equity exposure by purchasing S&P 500® futures contracts (taking long positions in such contracts) or reducing its short positions in S&P 500® futures contracts. Under normal market conditions, this hedging process will seek to target, over an extended period of years, an average annualized volatility in the returns of the Fund of approximately 10%. A 10% annualized volatility means that a majority of the time, annual returns should be within plus or minus 10% of expected returns. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year, or any longer period, may be higher or lower than 10%.
To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may invest long or short in options on ETFs, options on equity indexes or equity index futures, volatility index (VIX) futures, and options on VIX futures.
The use of futures contracts and other derivatives to change the Fund’s equity allocation and manage the Fund’s overall volatility has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the nominal value of the contract. Despite any use of leverage, under normal circumstances the Fund’s effective equity exposure is not expected to exceed 100% of the Fund’s total asset value.
In selecting investments, the Fund’s investment adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates, other market and economic conditions, and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.
Additional information about investments in ETFs. Section 12(d)(1) of the Investment Company Act of 1940, as amended (the 1940 Act) restricts investments by investment companies in the securities of other investment companies, including ETFs. However, registered investment companies are permitted to invest in other investment companies (“underlying investment companies”) beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions issued to certain ETFs. Included among the conditions is a requirement that such ETFs enter into an agreement with a fund that is consistent with relevant terms of the Section 12(d)(1) exemptive order that the underlying investment company has obtained from the SEC permitting such investments. The Fund has entered into agreements with certain ETFs that permit the Funds to invest in the ETFs to an unlimited extent. Any ETF investment not subject to such exemptive orders will comply with Section 12(d)(1) of the 1940 Act.
The Fund’s investors indirectly bear the expenses of the ETFs in which the Fund invests. The Fund’s indirect expenses of investing in ETFs are the Fund’s portion of the cumulative expenses incurred by the ETFs based on the Fund’s average invested balance in each ETF, the number of days invested, and each ETF’s net annual fund operating expenses for the period during which the Fund was invested in the ETF.
The ETFs in which the Fund invests may change from time to time and at any time, based on the investment adviser’s judgment.
Other Non-Principal Investment Strategies. To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may also invest long or short in any of the following: options on equities, total return swaps, and OTC equity and interest rate options.
In addition, certain ETFs in which the Fund invests may invest in foreign securities, including investments in securities from developing markets countries.
The Fund may also invest in other securities and financial instruments described in the Statement of Additional Information, including but not limited to exchange traded notes (ETNs), longer-term corporate debt securities, U.S. government obligations, mortgage-related securities guaranteed by the U.S. government, collateralized mortgage obligations and other fixed income securities.
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Principal Risks. An investment in the Fund is subject to the following principal risks:
▲  Acquired Fund Risk
▲  Active Management Risk
▲  Allocation Risk
▲  Company Risk
▲  Concentration Risk
▲  Credit Risk
▲  Derivatives Risk
▲  Exchange Traded Funds Risk
▲  Foreign Securities Risk
▲  Hedging Risk
▲  Investment Company Risk
▲  Leveraging Risk
▲  Liquidity Risk
▲  Managed Volatility Strategy Risk
▲  Market Risk
▲  Passive Investment Risk
▲  Portfolio Risk
▲  Risk of Stock Investing
▲  Short Position Risk
▲  Short-Term Trading Risk
▲  Securities Volatility Risk

Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲  Developing Markets Countries Risk
▲  Exchange Traded Notes Risk
▲  Interest Rate Risk
▲  Sector Risk
▲  Short Sale Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional Risk information is provided in the Statement of Additional Information.
In an attempt to respond to adverse market, economic, political or other conditions, the Fund may also invest for temporary defensive purposes in cash and various short-term cash equivalent items without limit. When investing for temporary defensive purposes, the Fund may not always achieve its investment objective. See “Investment Objective and Policies — Defensive Purposes” in the Statement of Additional Information for further details.
SFT Mortgage Securities Fund
The Fund seeks a high level of current income consistent with prudent investment risk.
The Fund’s benchmark index is the Bloomberg Barclays U.S. Mortgage-Backed Securities Index (the Index). The Index is an unmanaged benchmark composite which covers the mortgage-backed pass through securities of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). The Index includes fixed-rate and hybrid ARM pass through securities. The Fund has invested in and continues to invest in securities that are not included in the Index, including CMOs, asset-backed securities, and commercial mortgage-backed securities. At times, a very substantial percentage of securities held by the Fund may be securities not included in the Index. Additionally, the portfolio manager determines the appropriate security position size and the Fund will typically hold security position sizes (generally referenced as a percentage of total portfolio holdings) that are not in the same proportion as that security or a similar security represents in the Index. Sector exposure for the Fund is determined by the portfolio manager, and may vary significantly from the Index exposure.
Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in mortgage-related securities. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. The Fund invests a major portion of its assets in high and investment-grade securities representing interests in pools of mortgage loans. In addition, the Fund may invest in a variety of other mortgage-related securities including collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities.
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In selecting mortgage-related securities, Securian AM considers a variety of factors, including, but not limited to, security pricing, prepayment risk, credit quality, liquidity, the collateral securing the underlying loan (i.e., residential versus commercial real estate) and the type of underlying mortgage loan (i.e., a 30-year fully-amortized loan versus a 15-year fully-amortized loan). Securian AM also considers current and expected trends in economic conditions, interest rates and the mortgage market, and selects securities which, in its judgment, are likely to perform well in those circumstances. An additional consideration in selecting securities is the ability to obtain a readily available market price for a particular security. Securian AM may choose not to buy a security or to hold a lesser amount of a security if a market price for such security is not readily available. Securian AM may still buy or hold a security for which a market price is not readily available, but such securities must then be valued at fair value in accordance with valuation policies and procedures approved by the Trust’s Board of Trustees. In addition, accurate market prices may not be readily available in volatile markets, which would also necessitate fair valuation by Securian AM.
The market for mortgage-related securities is generally liquid, but individual mortgage-related securities purchased by the Fund may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular mortgage-related securities or the broader mortgage securities market as a whole. In addition, the Fund may also invest without limit in securities whose disposition is restricted under the federal securities laws but which have been determined by Securian AM to be liquid under liquidity guidelines adopted by the Trust’s Board of Trustees. Investments in restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the costs of registering such securities. The Fund may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but unrestricted securities. As of December 31, 2017, the Fund had 11.7% of its net assets invested in restricted securities deemed liquid pursuant to the liquidity guidelines. Securian AM continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid.
Interests in pools of mortgage loans provide the security holder the right to receive out of the underlying mortgage loans periodic interest payments at a fixed rate and a full principal payment at a designated maturity or call date. Scheduled principal, interest and other payments on the underlying mortgage loans received by the sponsoring or guarantor entity are then distributed or “passed through” to security holders net of any service fees retained by the sponsor or guarantor. Additional payments passed through to security holders could arise from the prepayment of principal resulting from the sale of residential property, the refinancing of underlying mortgages, or the foreclosure of residential property. In “pass through” mortgage loan pools, payments to security holders will depend on whether mortgagors make payments to the pooling entity on the underlying mortgage loans.
The Fund may invest in government or government-related mortgage loan pools or private mortgage loan pools. In government or government-related mortgage loan pools, the U.S. government, or certain agencies, guarantee to mortgage pool security holders the payment of principal and interest. The principal government or government-related guarantors of mortgage-related securities are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA securities are supported by the U.S. Treasury. Securities issued or guaranteed by U.S. government-related organizations, such as FNMA and FHLMC, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not be able to meet their payment obligations in the future. In September of 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. As part of this appointment, the U.S. Treasury agreed to provide additional capital to FNMA and FHLMC but no assurances can be given that the Treasury will agree to do this in the future should the need for additional capital arise.
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The Fund may also invest in private mortgage loan pools sponsored by commercial banks, insurance companies, mortgage bankers and other private financial institutions. Mortgage pools created by these non-governmental entities offer a higher rate of interest than government or government related securities. Unlike government agency sponsored mortgage loan pools, payment of interest and payment to investors is not guaranteed.
The Fund may also invest a portion of its assets in asset-backed securities and in corporate debt issued by real estate investment trusts (REITs) and other issuers. Asset-backed securities usually represent interests in pools of consumer and other loans (which may include but are not limited to trade, manufactured housing, credit card or automobile receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, the quality of the servicing of the receivables, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities may depend on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs, and that receives favorable tax treatment provided it meets certain conditions.
As a rule of thumb, a portfolio of fixed income securities (including mortgage- related securities) experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Fund’s duration. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a fixed income portfolio experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Fund holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The portfolio manager expects that under normal circumstances the effective duration of the Fund will range from one to seven years.
Other Non-Principal Investment Strategies. To help manage the average duration of its portfolio of fixed income securities, or to attempt to hedge against the effects of interest rate changes on current or intended investments in fixed rate securities, the Fund may invest to a limited extent in exchange traded U.S. Treasury futures contracts, which are a type of derivative instrument. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock or bond) or a market index. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Fund may also invest a portion of its assets in CMOs. CMOs are debt obligations issued by both government agencies and private special-purpose entities that are collateralized by residential or commercial mortgage loans. Unlike traditional mortgage loan pools, CMOs allocate the priority of the distribution of principal and level of interest from the underlying mortgage loans among various series. Each series differs from another in terms of the priority right to receive cash payments from the underlying mortgage loans. Each series may be further divided into classes in which the principal and interest payments payable to classes in the same series may be allocated. For instance, a certain class in a series may have right of priority over another class to receive principal and interest payments. Moreover, a certain class in a series may be entitled to receive only interest payments while another class in the same series may be only entitled to receive principal payments. As a result, the timing and the type of payments received by a CMO security holder may differ from the payments received by a security holder in a traditional mortgage loan pool.
The Fund may invest in stripped mortgage-backed securities, which also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the interest holder to receive the interest portion of cash payments, while the principal component only allows the interest holder to receive the principal portion of cash payments. The Fund may also invest in illiquid securities, which may not exceed, at the time of purchase, 15% of the Fund’s net assets. As of December 31, 2017, the Fund had 0.2% of its net assets invested in illiquid securities.
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The Fund may also engage in frequent or short-term trading of securities. In addition, the Fund may invest lesser portions of its assets in other security types described in the Statement of Additional Information.
Principal Risks. An investment in the Fund is subject to the following principal risks:
▲  Active Management Risk
▲  Concentration Risk
▲  Credit Risk
▲  Extension Risk
▲  Government Securities Risk
▲  Income Risk
▲  Interest Rate Risk
▲  Liquidity Risk
▲  Mortgage-Related and Other Asset-Backed Securities Risk
▲  Non-Government Securities Risk
▲  Prepayment Risk
▲  REIT Risk
▲  Restricted Securities Risk
▲  Short-Term Trading Risk

Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲  Derivatives Risk
▲  Diversification Risk
▲  Foreign Securities Risk
▲  Inflation Risk
▲  Portfolio Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
SFT Real Estate Securities Fund
The Fund seeks above average income and long-term growth of capital.
Principal Investment Strategies. Under normal circumstances, at least 80% of the Fund’s net assets (including any borrowings for investment purposes) will be invested in real estate and real estate-related securities. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy.
The Fund will primarily invest in real estate and real estate-related equity securities (including securities convertible into equity securities). The Fund does not invest directly in real estate.
“Real estate securities” include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include real estate investment trusts (REITs), Real Estate Operating Companies (REOCs), real estate brokers and developers, real estate managers, hotel franchisers, real estate holding companies and publicly traded limited partnerships.
“Real estate-related securities” include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, financial institutions that issue or service mortgages and resort companies.
Most of the Fund’s real estate securities portfolio will consist of securities issued by REITs and REOCs that are listed on a securities exchange or traded OTC. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and that receives favorable tax treatment provided it meets certain conditions. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs which invest in both fee and leasehold ownership of land
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and mortgages. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986 may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs are able to distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, investors will also indirectly bear similar expenses of the REITs in which the Fund invests. A REOC is typically structured as a “C” corporation under the tax code and is not required to distribute any portion of its income. A REOC, therefore, does not receive the same favorable tax treatment that is accorded a REIT. In addition, the value of the Fund’s securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership.
The Fund may invest in securities of Canadian issuers which are not U.S. dollar denominated or traded in the U.S., but in no event may such investments, when aggregated with its other investments in foreign securities, exceed more than 25% of its total assets.
Other Non-Principal Investment Strategies. The Fund may also invest in exchange-traded funds (ETFs) that replicate a REIT or real estate stock index or a basket of REITs or real estate stocks. Enhanced or inverse return ETFs present greater opportunities for investment gains but also present correspondingly greater risk of loss. For instance, if the Fund invests in a leveraged ETF that attempts to double the return of an index, the ETF’s value would increase or decrease approximately twice the percentage of the underlying index. If the Fund invests in a leveraged ETF that attempts to provide the inverse return of an index, the ETF’s value would increase or decrease approximately the opposite percentage of the underlying index. Leveraged ETFs are complex, carry substantial risks, and are generally used to increase or decrease the Fund’s exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index.
In addition, the Fund may invest lesser portions of its assets in securities issued by companies outside of the real estate industry as described in the Statement of Additional Information.
Principal Risks. An investment in the Fund is subject to the following principal risks:
▲  Active Management Risk
▲  Company Risk
▲  Concentration Risk
▲  Foreign Securities Risk
▲  Income Risk
▲  Interest Rate Risk
▲  Limited Universe Risk
▲  Liquidity Risk
▲  Market Risk
▲  Portfolio Risk
▲  Real Estate Risk
▲  REIT/REOC-Related Risk
▲  Risks of Stock Investing

Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲  Credit Risk
▲  Currency Risk
▲  Derivatives Risk
▲  Diversification Risk
▲  Exchange Traded Funds Risk
▲  Inflation Risk
▲  Initial Public Offering Risk
▲  Large Company Risk
▲  Mid Size Company Risk
▲  Non-Government Securities Risk
▲  Sector Risk
▲  Short-Term Trading Risk
▲  Small and Micro-Cap Company Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
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SFT Ivysm Growth Fund
The Fund seeks to provide growth of capital.
Principal Investment Strategies. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks issued by growth-oriented large capitalization (and, to a lesser extent, mid capitalization) U.S. (and, to a lesser extent, foreign) companies with above-average levels of profitability and that IICO believes have the ability to sustain growth over the long term. For the purposes of this Fund, large capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. There is no guarantee, however, that the Fund will achieve its objective.
IICO primarily utilizes a bottom-up (researching individual issuers) strategy in selecting securities for the Fund and seeks to invest for the Fund in companies that it believes possess, or have the potential to achieve, dominant market positions and/or structural competitive advantages. IICO looks for companies which serve large markets with a demonstrated ability to sustain unit growth and high profitability, often driven by brand loyalty, proprietary technology, cost structure, scale, or distribution advantages. IICO’s process for selecting stocks is based primarily on fundamental research but does utilize quantitative analysis during the screening process. From a quantitative standpoint, IICO concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. IICO’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above average levels of profitability and the ability to sustain growth over the long term. The Fund typically holds a limited number of stocks (generally 40 to 60).
Other Non-Principal Investment Strategies. The Fund invests primarily in common stocks but also may own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. Additionally, the Fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.
When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including futures contracts and options for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.
Principal Risks. An investment in the Fund is subject to various risks, including the following:
▲  Active Management Risk
▲  Company Risk
▲  Foreign Exposure Risk
▲  Growth Stock Risk
▲  Holdings Risk
▲  Large Company Risk
▲  Management Risk
▲  Market Risk
▲  Risks of Stock Investing
▲  Sector Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in the Fund may be subject to other, non-principal risks, including the following:
▲  Convertible Security Risk
▲  Derivatives Risk

Detailed Fund Information        93

▲  Foreign Securities Risk
▲  Mid Size Company Risk
▲  Preferred Stock Risk
▲  Redemption Risk
A detailed description of these risks is set forth in “Defining Risks” below. Additional information is provided in the Statement of Additional Information.
SFT Ivysm Small Cap Growth Fund
The Fund seeks to provide growth of capital.
Principal Investment Strategies. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small-capitalization companies. The Fund invests primarily in common stocks of small-capitalization companies that are relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where IICO believes there is an opportunity for higher growth than in established companies or industries. For the purposes of this Fund, small-capitalization companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Growth Index at the time of acquisition. As of December 31, 2017, this range of market capitalizations was between approximately $22.68 million and $9.4 billion. Equity securities of a company whose capitalization exceeds the small-capitalization range after purchase will not be sold solely because of the company’s increased capitalization. The Fund’s investments in equity securities may include common stocks that are offered in initial public offerings (IPOs). There is no guarantee, however, that the Fund will achieve its objective.
The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, and a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother more consistent pattern of portfolio returns over the long term.
IICO utilizes a bottom-up (researching individual issuers) stock-picking process that considers quality of management and superior financial characteristics (for example, return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes are higher-quality companies. IICO seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: a company that is a leader in its industry, that features the involvement of the founder, that demonstrates a strong commitment to shareholders, that is serving a large and/or fast-growing market opportunity, that is increasing market share and/or creating increasing barriers to entry, or that emphasizes organic growth. IICO believes that such companies generally have a replicable business model that allows for sustained growth.
The Fund’s portfolio tends to be allocated across a spectrum of growth companies comprised of four major categories: aggressive growth (often young companies that are early entrants to new industries or market opportunities); accelerating growth (companies growing somewhat quickly but less aggressively and delivering solid margin expansion); consistent growth (companies that are growing still more slowly but remain stable, reliable competitors in attractive industries), and out of favor growth (companies whose valuations have been reduced but that IICO believes continue to possess potential growth prospects).
The focus on holding an investment is intermediate to long-term. IICO considers selling a holding if its analysis reveals evidence of a meaningful deterioration in operating trends, it anticipates a decrease in the company’s ability to grow and gain market shares and/or the company’s founder departs.
From time to time, the Fund also may invest a lesser portion of its assets in securities of mid and large capitalization companies (that is, companies with market capitalizations larger than that defined above) that, in IICO’s opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above-average growth.
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Other Non-Principal Investment Strategies. In addition to common stocks, the Fund may invest in: securities convertible into common stocks; preferred stocks; and debt securities, that are mostly of investment grade.
The Fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies even if the Fund is not invested directly in such markets.
The Fund may invest in ETFs to gain industry exposure not otherwise available through direct investments in small capitalization securities. The Fund also may invest in derivative instruments, primarily total return swaps, futures on domestic equity indexes and options, both written and purchased, in an attempt to increase exposure to various equity sectors and markets or to hedge market risk on individual equity securities.
When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. The Fund also may invest in more established companies, such as those with longer operating histories than many small capitalization companies. Additionally, it may increase the number of issuers in which it invests and thereby limit the Fund’s position size in any particular security. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.
Principal Risks. An investment in the Fund is subject to various risks, including the following:
▲  Active Management Risk
▲  Company Risk
▲  Growth Stock Risk
▲  Initial Public Offering Risk
▲  Liquidity Risk
▲  Management Risk
▲  Market Risk
▲  Risks of Stock Investing
▲  Sector Risk
▲  Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in the Fund may be subject to other, non-principal risks, including the following:
▲  Convertible Security Risk
▲  Derivatives Risk
▲  Exchange Traded Funds Risk
▲  Foreign Exposure Risk
▲  Foreign Securities Risk
▲  Investment Company Securities Risk
▲  Large Company Risk
▲  Mid Size Company Risk
▲  Preferred Stock Risk
▲  Redemption Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
SFT T. Rowe Price Value Fund
The Fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.
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A summary of the Fund’s principal investment strategies and principal risks is included in the Summary portion of this prospectus beginning on page 60, above.
More Information About the Fund and its Investment Risks. Generally, careful selection of stocks having value characteristics can, over time, limit the downside risk of a value-oriented portfolio compared with the broad market.
In addition, stocks whose prices are below a company’s intrinsic value may offer the potential for substantial capital appreciation.
Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or undervalued, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly.
Some of the principal measures used to identify such stocks are:
Price/earnings ratio. Dividing a stock’s price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E ratio that is significantly below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.
Price/book value ratio. Dividing a stock’s price by its book value per share indicates how a stock is priced relative to the accounting (i.e., book) value of the company’s assets. A ratio below the market, that of its competitors, or its own historical norm could indicate a stock that is undervalued.
Price/sales ratio. Dividing the market value of equity, or current market capitalization (number of shares outstanding multiplied by share price), of a company by the company’s total annual sales or revenue generates a price/sales or P/S ratio. It is a tool used to evaluate a stock or compare a company against other similar companies, wherein a lower P/S ratio is considered better. The price/sales ratio is a measurement often used in valuing companies for acquisition.
Dividend yield. A stock’s dividend yield is found by dividing its annual dividend by its share price. A yield significantly above a stock’s own historical norm or that of its peers may suggest an investment opportunity. A stock selling at $10 with an annual dividend of $0.50 has a 5% yield.
Price/cash flow. Dividing a stock’s price by the company’s cash flow per share, rather than by its earnings or book value, provides a more useful measure of value in some cases. A ratio below that of the market or a company’s peers suggests the market may be incorrectly valuing the company’s cash flow for reasons that could be temporary.
Undervalued assets. This analysis compares a company’s stock price with its underlying asset values, its projected value in the private (as opposed to public) market, or its expected value if the company or parts of it were sold or liquidated.
Restructuring opportunities. Many well-established companies experience business challenges that can lead to a temporary decline in their financial performance. These challenges can include a poorly integrated acquisition, difficulties in product manufacturing or distribution, a downturn in a major end market, or an increase in industry capacity that negatively affects pricing. The shares of such companies frequently trade at depressed valuations. These companies can become successful investments if their management is sufficiently skilled and motivated to properly restructure the organization, their financial flexibility is adequate, the underlying value of the business has not been impaired, or their business environment improves or remains healthy.
Numerous situations exist in which a company’s intrinsic value may not be reflected in its stock price. For example, a company may own a substantial amount of real estate that is valued on its financial statements well below market levels. If those properties were to be sold, or if their hidden value became recognized in some other manner, the company’s stock price could rise. In another example, a company’s management could spin off an unprofitable division into a separate company, potentially increasing the value of the parent. Or, in the reverse, a
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parent company could spin off a profitable division that has not drawn the attention it deserves, potentially resulting in higher valuations for both entities.
Sometimes new management can revitalize companies that have grown too large or lost their focus, eventually leading to improved profitability. Management could increase shareholder value by using excess cash flow to pay down debt, buy back outstanding shares of common stock, or raise the dividend.
As with all stock funds, this Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political, social, or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for any industry or company may deteriorate because of a variety of factors, including the disappointing earnings or changes in the competitive environment. In addition, T. Rowe Price’s Associates, Inc.’s (T. Rowe Price) assessment of companies held by the Fund may prove incorrect, resulting in losses or poor performance even in rising markets. Also, the Fund’s overall investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. Legislative, regulatory, or tax developments may affect the investment strategies available to portfolio managers, which could adversely affect the ability to implement the Fund’s overall investment program and achieve the Fund’s investment objective.
As with any mutual fund, there is no guarantee the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money when you sell your shares of the Fund. Some particular risks affecting the Fund include the following:
Value investing risks. Finding undervalued stocks requires considerable research to identify the particular company, analyze its financial condition and prospects, and assess the likelihood that the stock’s underlying value will be recognized by the market and reflected in its price. A value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
Foreign investing risks. Foreign stock holdings may lose value because of, among other things, declining foreign currencies, or adverse political or economic events overseas.
Small- and mid-cap company risks. To the extent the Fund invests in small- and midcapitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have more limited product lines, less capital reserves, and less seasoned management, all of which could hinder their efforts to respond to economic, market, and industry changes. In addition, their securities may trade less frequently and with greater price swings.
Banking risks. Investments in banking industry stocks, as compared to other industries in general, may be considered to be more volatile or risky due to a number of factors, including more extensive government regulation that may reduce profit potential for banks compared to other entities. Financial services institutions are often subject to extensive governmental regulation and the potential for additional regulation may adversely affect the scope of their activities, the prices they can charge, and the amount of capital they must maintain.
Portfolio turnover risks. High portfolio turnover may result in increased transaction costs to the Fund, which may include dealer mark-ups, brokerage commissions, and other transaction costs related to the sale of securities and reinvestment of the proceeds in other securities.
One of the principal tools used to try to reduce the Fund’s overall risk level is T. Rowe Price’s intensive research when evaluating a company’s prospects and selecting investments for the Fund’s portfolio.
Other Non-Principal Investment Strategies. While most assets will be invested in common stocks, the Fund may employ other strategies that are not considered part of the Fund’s principal investment strategies. From time to time, the Fund may invest in securities other than common stocks and use derivatives that are consistent with its investment program (see “Types of Portfolio Securities”, below). For instance, the Fund may invest, to a limited extent, in futures contracts. Any investments in futures would typically serve as an efficient means of gaining
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exposure to certain markets, or as a tool to manage cash flows into and out of the Fund and maintain liquidity while being invested in the market. To the extent the Fund invests in futures, it could be exposed to potential volatility and losses greater than direct investments in the futures contract’s underlying assets.
The use of futures or other derivatives, if any, exposes the Fund to risks that are different from, and potentially greater than, investments in more traditional securities. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index and may not move in the direction anticipated by the portfolio manager. Derivatives can also be illiquid and difficult to value, the Fund could be exposed to significant losses if a counterparty becomes insolvent or is unable to meet its obligations under the contract, and there is the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.
Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. The SEC has proposed a rule that would change the regulation of derivatives and how they are used by registered investment companies. If adopted as proposed, the rule could require significant changes to the funds’ use of derivatives. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.
Investment Policies and Practices. Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, Fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about Fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on the Fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other Fund investments.
Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Fund’s securities may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time it was made. However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.
Changes in the Fund’s holdings, the Fund’s performance, and the contribution of various investments to the Fund’s performance are discussed in the shareholder reports.
The Fund’s portfolio manager has considerable discretion in choosing investment strategies and selecting securities the manager believes will help achieve the Fund’s objective.
Types of Portfolio Securities. In seeking to meet its investment objective, the Fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. However, the Fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the Fund’s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the Fund. The following pages describe various types of the Fund’s holdings and investment management practices.
Fund investments are primarily in common stocks, including foreign securities, which are part of the Fund’s principal investment strategies, and, to a lesser degree, other types of securities which are not part of the Fund’s principal investment strategies, as described as follows.
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Common and Preferred Stocks (a principal investment strategy). Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the Fund may decide to purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.
Foreign Securities (a principal investment strategy). The Fund may invest in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. Investing in foreign securities involves special risks that can increase the potential for losses. These include: exposure to potentially adverse local, political, social, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; the imposition of international trade and capital barriers, and other protectionist or retaliatory measures; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value). These risks are heightened for investments in emerging markets. The Fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities.
As an operating policy, the Fund’s investments in foreign securities are limited to 25% of total assets. Subject to the overall limit on Fund investments in foreign securities, there is no limit on the amount of foreign investments that may be made in emerging markets.
Convertible Securities and Warrants (a non-principal investment strategy). The Fund may invest in debt or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.
Debt Instruments (a non-principal investment strategy). The Fund may invest in bonds and debt securities of any type, including municipal securities, without restrictions on quality or rating. Investments in a company also may be made through a privately negotiated note or loan, including loan assignments and participations. These investments will be made in companies, municipalities, or entities that meet fund investment criteria. Such investments may have a fixed, variable, or floating interest rate. The price of a bond or fixed rate debt security usually fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Investments involving below investment-grade issuers or borrowers can be more volatile and have greater risk of default than investment-grade bonds. Certain of these investments may be illiquid and holding a loan could expose the Fund to the risks of being a direct lender.
As an operating policy, the Fund’s investments in noninvestment-grade debt securities (“junk” bonds) and loans are limited to 10% of its total assets. The Fund’s investments in convertible securities are not subject to this limit.
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Futures and Options (a non-principal investment strategy). Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (when the investor purchases the option), or the obligation (when the investor “writes” or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including to manage exposure to changes in securities prices, foreign currencies, and credit quality; as an efficient means of increasing or decreasing the Fund’s exposure to a specific part or broad segment of the U.S. market or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, and financial indexes. The Fund may choose to continue a futures contract by “rolling over” an expiring futures contract into an identical contract with a later maturity date. This could increase the Fund’s transaction costs and portfolio turnover rate.
Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower the Fund’s total return; and the potential loss from the use of futures can exceed the Fund’s initial investment in such contracts; and the losses from certain options written by the Fund could be unlimited.
As an operating policy, initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of the Fund’s net asset value. The total market value of securities covering call or put options may not exceed 25% of the Fund’s total assets. No more than 5% of the Fund’s total assets will be committed to premiums when purchasing call or put options.
Hybrid Instruments (a non-principal investment strategy). These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, security, or securities index. Such instruments may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero.
Hybrids can have volatile prices and limited liquidity, and their use may not be successful.
As an operating policy, the Fund’s investments in hybrid instruments are limited to 10% of its total assets.
Currency Derivatives (a non-principal investment strategy). In connection with investments in foreign securities, the Fund may attempt to hedge its exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forward currency exchange contracts, which are contracts between two counterparties to exchange one currency for another on a future date at a specified exchange rate. However, futures, swaps, and options on foreign currencies may also be used. In certain circumstances, the Fund may use currency derivatives to substitute a different currency for the currency in which the investment is denominated, a strategy known as proxy hedging. If the Fund were to engage in any of these foreign currency transactions, it would be primarily to protect its foreign securities from adverse currency movements relative to the U.S. dollar. Such transactions involve, among other risks, the risk that anticipated currency movements will not occur, which could reduce the Fund’s total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.
Investments in Other Investment Companies (a non-principal investment strategy). The Fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds.
The Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the Fund’s objective and investment program.
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The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.
As a shareholder of another investment company, the Fund must pay its pro-rata share of that investment company’s fees and expenses. The Fund’s investments in other investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940 or under any applicable exemptive order.
Illiquid Securities (a non-principal investment strategy). Some of the Fund’s holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in the ordinary course of business within seven days at approximately the prices at which they are valued. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example under Rule 144A of the Securities Act of 1933, others may have resale restrictions and can be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and the Fund may only be able to sell such securities at prices substantially less than what it believes they are worth.
As an operating policy, the Fund may not purchase an illiquid security if it holds 15% or more of its net assets in illiquid securities.
Other Types of Investment Management Practices (non-principal investment strategies). The Fund may also engage in the following investment management practices:
Reserve Position. A certain portion of the Fund’s assets will be held in reserves. The Fund’s reserve positions can consist of: 1) shares of a money fund or short-term bond fund (which does not charge any management fees); 2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and 3) U.S. dollar or non-U.S. dollar currencies. For temporary, defensive purposes, there is no limit on the Fund’s holdings in reserves. If the Fund has significant holdings in reserves, it could compromise its ability to achieve its objective. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Fund, and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.
Lending of Portfolio Securities. The Fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform as well as expected.
A summary of the Fund’s principal risks is included in the Summary portion of the prospectus above (p.60), and additional risk information is set forth in “Defining Risks” below. Additional investment and risk information is also provided in the Statement of Additional Information.
SFT Wellington Core Equity Fund
The Fund seeks growth of capital.
Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks. The Fund invests in a diversified portfolio of common stocks of issuers located primarily in the United States, and to a lesser extent, securities of non-US companies. Wellington Management Company LLP
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(Wellington Management), the Fund’s sub-adviser, chooses the Fund’s investments using fundamental research designed to identify issuers with improving quality metrics, business momentum and attractive relative valuations. The investment process is aided by a proprietary quantitative screening process that narrows the investment universe to companies that are consistent with the Fund’s investment strategy. The investment team spends most of its time conducting fundamental research on companies elevated by the screening process. Research emphasizes the sustainability of a business’ competitive advantages, revenue and margin drivers, and cash-generation capacity. Other important considerations include capital allocation discipline, off-financial-statement factors, management track record, and analysis of products and competition. The Fund’s portfolio is broadly diversified by industry and company. The Fund invests in a broad range of market capitalizations, but tends to focus on highly liquid, large capitalization companies with market capitalizations similar to those of the S&P 500 index. The Fund generally will be fully invested in equity and equity-related securities. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. Although derivative instruments are not a significant component of the investment process, the Fund may make use of derivative securities (including futures contracts, options on futures contracts, and over-the-counter derivatives) for the purpose of equitizing cash and/or obtaining efficient investment exposure.
Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management identifies candidates for fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive valuation, momentum, balance sheet and situations and events factors. Valuation factors capture cheapness. Momentum factors focus on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase. Balance sheet factors analyze the quality of earnings and capital. Situations and events factors exploit opportunities arising from idiosyncratic events or transient situations. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
As of December 31, 2017, the market capitalization of companies included in the S&P 500® Index ranged from approximately $2.0 billion and $868.9 billion. The market capitalization range of the index changes over time.
Other Non-Principal Investment Strategies. The Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, futures, options and similar derivative instruments or combinations thereof.
Principal Risks. An investment in the Fund is subject to the following principal risks:
▲  Active Management Risk
▲  Currency Risk
▲  Foreign Securities Risk
▲  Investment Strategy Risk
▲  Market Risk
▲  Risk of Stock Investing

Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲  Derivatives Risk
▲  Exchange Traded Funds Risk
▲  Exchange Traded Notes Risk
▲  Investment Company Risk
▲  Mid Size Company Risk
▲  Restricted Securities Risk
▲  Small Company Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
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Investment Practices Common to the Funds
In an attempt to respond to adverse market, economic, political or other conditions, each of the Funds may also invest for temporary defensive purposes in cash and various short-term cash equivalent items without limit. When investing for temporary defensive purposes, such actions could be inconsistent with a Fund’s investment strategy and may result in a Fund not achieving its investment objective. See “Investment Objective and Policies — Defensive Purposes” in the Statement of Additional Information for further details.
Defining Risks
Investment in each Fund involves risks. A Fund’s yield and price are not guaranteed, and the value of an investment in a Fund will go up or down.
The Funds and their service providers may be exposed to operational and information security risks from cyber-attacks. Cyber-attacks include, among other things, stealing or corrupting data, attacks on websites, the unauthorized release of confidential information, or other types of information security breaches. Cyber-attacks affecting the Funds or their investment adviser, sub-advisers, custodians, intermediaries or other third-party service providers may adversely impact the Funds. For example, cyber-attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate NAVs, cause the release of confidential business information, impede trading, subject the Funds to regulatory fines, financial losses and/or cause reputational damage, among other things. The Funds may also incur expenses related to cyber security risk mitigation. The securities in which the Funds may invest may also be subject to cyber-security risk, which could result in material adverse consequences for issuers and may cause the value of the Funds’ investment in such securities to lose value.
The value of an investment in a particular Fund may be affected by the risks of investing in that Fund as identified for each Fund in “Detailed Fund Information” above. The following glossary describes those identified risks associated with investing in the Funds.
▲  Acquired Fund Risk – the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by another investment company, such as the S&P 500 Fund, in which the Fund invests (an “Acquired Fund”) and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Fund to achieve its investment objectives.
▲  Active Management Risk – is the risk that the investment adviser’s or investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Allocation Risk – the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated.
▲  Call Risk – is the risk that securities with high interest rates (or other attributes that increase debt cost) will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. In general, an issuer will call its debt securities if they can be refinanced by issuing new securities with a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its securities. As a result, the Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund’s income.
▲  Company Risk – is the risk that individual securities may be more volatile or perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor
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perceptions regarding a company. In addition, the volatility of a company’s income or share price may be greater because of the amount of leverage on the company’s balance sheet.
▲  Concentration Risk – is the risk that the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund is subject to concentration risk if the Fund invests more than 25% of its total assets in a particular industry. The Mortgage Securities and Real Estate Securities Funds each concentrates its investments in a single industry.
▲  Convertible Security Risk – A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.
▲  Credit Risk – is the risk that an issuer of a debt security, asset-backed or mortgage-backed security (or an underlying obligor) or other fixed income obligation will not make payments on the security or obligation when due, or that the other party to a contract will default on its obligation. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Fund. Also, a change in the quality rating of a debt security or other fixed income obligation can affect the security’s or obligation’s liquidity and make it more difficult to sell. The Fund may attempt to minimize credit risk by investing in debt securities and other fixed income obligations considered at least investment grade at the time of purchase. However, all of these securities and obligations, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations. If the Fund purchases unrated securities and obligations, it will depend on its investment adviser’s or sub-adviser’s analysis of credit risk more heavily than usual.
Debt securities ratings. The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate. Recently, legislation and regulations to reform rating agencies have been proposed and may adversely impact the Fund’s investments or investment process.
Lower-rated securities. Securities rated below the top four ratings (below Aaa to Baa3 for Moody’s and AAA to BBB- for Standard & Poor’s), sometimes called “junk bonds,” generally have more credit risk than higher-rated securities, and have greater potential to become distressed or to default.
Issuers of high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These issuers are generally considered predominately speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.
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The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. Prices of corporate high yield securities are often closely linked with the issuer’s stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.
The prices of high-yield sovereign debt of emerging market countries fluctuate more than higher-quality securities. An emerging market country may be unwilling or unable to repay the principal and/or interest on its sovereign debt because of insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards supranational agencies such as the International Monetary Fund, or the political constraints to which the government may be subject. If an emerging market country defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit agreements. In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government. In certain cases, remedies must be pursued in the courts of the defaulting country itself, which may further limit the Fund’s ability to obtain recourse.
High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund’s ability to sell securities in response to specific economic events or to meet redemption requests.
Substantial declines in the prices of high yield debt securities can dramatically increase the yield of such bonds. The decline in market prices may reflect an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than any increase in income that the debt security or securities may pay to the Fund on its investment.
Unrated Debt Securities. Unrated or short-term rated debt securities determined by the Fund’s investment adviser or sub-adviser to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.
▲  Currency Risk – is the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund. Attempts by the Fund to minimize the effects of currency fluctuations through the use of foreign currency hedging transactions may not be successful or the Fund’s hedging transactions may cause the Fund to be unable to take advantage of a favorable change in the value of foreign currencies.
▲  Derivatives Risk – is the risk associated with investing in a financial contract whose value depends on, or is derived from, the value of an underlying currency, security, reference rate, or index. A Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Fund may also invest in derivatives such as exchange traded futures contracts solely to help stay fully invested and to reduce transaction costs, or to manage volatility in its portfolio. Derivatives may also be used for leverage, in which case their use would likely accentuate a particular risk related to the derivative. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives involve costs, and can create economic leverage in the Fund’s portfolio
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which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the portfolio manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the manager did not use such derivative instruments at all. To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.
Use of these instruments could also result in a loss if the exchange on which the instruments are traded or a counterparty to the transaction (with respect to OTC instruments, including swap agreements and forward currency contracts) does not perform as promised, including because of such exchange or counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. While a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the portfolio manager elects not to do so due to availability, cost or other factors.
Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. In December 2015, the SEC proposed a new rule that would change the regulation of the use of derivatives by the registered investment companies. If adopted as proposed, the rule could require changes to the funds’ use of derivatives. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.
▲  Diversification Risk – is the risk that, as a result of investing more than 5% of its total assets in the securities of a single issuer, the Fund’s performance may be more susceptible to a single economic, regulatory, technological or market liquidity occurrence than a more diversified investment portfolio. A Fund (other than International Bond Fund) may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer. With respect to the other 25% of its total assets, however, a Fund is subject to diversification risk if it invests more than 5% of its total assets in the securities of a single issuer. As a non-diversified investment company, International Bond Fund may particularly be subject to diversification risk since the Fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 100% of its total investment portfolio.
▲  Euro and European Risks – Seventeen nations in Europe use a common currency known as the Euro. (These 17 countries are referred to as the “Euro-zone.”) There have been recent developments which raise the
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possibility of one or more countries leaving the Euro-zone. The “break-up” of the Euro-zone (or even the threat of this occurring) could have a substantial adverse impact on the Euro-zone countries, the rest of Europe, and the global economy, as well as entities (such as banks, investment companies and other financial institutions) which have exposure to Euro-zone countries. Recently, a number of nations in Europe (both within and outside of the Euro-zone) have been downgraded or given “negative outlooks” by the rating agencies, which enhances the credit risk of purchasing securities issued by such countries.
▲  Exchange Traded Funds Risk – is the risk that exchange traded funds (ETFs) may be subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the ETF may be delisted from, the exchange in which they trade, which may impact the Fund’s ability to sell its shares. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track and there are brokerage commissions paid in connection with buying or selling ETF shares. In addition, ETFs have management fees and other expenses. The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.
▲  Exchange Traded Notes Risk – is the risk that exchange traded notes (ETNs) which are unsecured debt obligations of banks or other financial institutions, may lose some or all of its investment if the issuer of the ETN files bankruptcy and defaults on its obligations or takes other actions that impact the value of the ETN. An ETN’s return is linked to a market index or other benchmark minus applicable fees. Like ETFs, ETNs are traded on exchanges, provide market exposure and are subject to market risk. Unlike ETFs, however, ETNs do not buy or hold assets to replicate or approximate the underlying index, and are subject to the credit risk of the issuer. The value of an ETN may drop, despite no change in the underlying index, due to a downgrade in the issuer’s credit rating.
▲  Extension Risk – the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower than anticipated prepayments of mortgage-backed securities. This risk is greater for residential mortgage-backed securities.
▲  Focus Risk – is the risk that the greater the Fund’s exposure to any single type of investment – including investment in a given industry, sector, region, country, currency, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund’s shares.
▲  Foreign Governmental and Supranational Debt Securities Risk – Foreign government and sovereign debt securities, including supranational debt securities, are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the issuing country’s economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country’s access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the Fund may collect in whole or in part on debt subject to default by a government.
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▲  Foreign Exposure Risk – The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
▲  Foreign Securities Risk – the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. Certain corporations with substantial U.S. and global operations have transferred or may transfer their domicile to a foreign jurisdiction from the U.S., which may increase the impact of this risk.
▲  Government Securities Risk – the Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk, and credit risk. Securities such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk and interest rate risk than interest-paying securities of similar maturities.
▲  Growth Stock Risk – Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
▲  Holdings Risk – The Fund typically holds a limited number of stocks (generally 40 to 60) and the Fund’s portfolio managers also tend to invest a significant portion of the Fund’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s net asset value (NAV) than it would if the Fund invested in a larger number of securities or if the Fund’s managers invested a greater portion of the Fund’s total assets in a larger number of stocks.
▲  Income Risk – is the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.
▲  Index Performance Risk – is the risk that the Fund’s ability to replicate the performance of a particular securities index may be affected by, among other things, changes in securities markets, the manner in which the index’s sponsor calculates the applicable securities index, the amount and timing of cash flows into and
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out of the Fund, commissions, settlement fees and other expenses. A Fund’s performance may also be adversely affected if a particular stock in an index (or stocks within an industry heavily weighted by an index) performs poorly.
▲  Inflation Risk – is the risk that inflation will erode the purchasing power of the value of securities held by the Fund or the value of the Fund’s dividends. Fixed-rate debt and preferred equity securities may be more susceptible to this risk than floating-rate debt securities or common equity securities, whose value and dividends may increase in the future.
▲  Inflation-Indexed Securities Risk – the risk that inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.
▲  Initial Public Offering Risk – Investments in IPOs can have a significant positive impact on the Fund’s performance; however any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, the Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. To the extent that IPOs have had a significant impact on the Fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs is also likely to decline as the Fund grows.
▲  Interest Rate Risk – the risk that the value of a mortgage-backed security, debt security or fixed income obligation will decline due to an increase in market interest rates. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. Interest rates in the U.S. and certain other countries are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The negative impact on a mortgage-backed security, debt security or fixed income obligation from resulting rate increases could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from the Fund and other fixed income funds may worsen the impact. Other types of securities also may be adversely affected from an increase in interest rates. In addition, interest rates may decline further resulting in lower yields which make the Fund less attractive to investors who are seeking higher rates of returns. Also a lower yield may not be sufficient to cover the expenses of the Fund.
▲  Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses.
▲  Investment Strategy Risk – the risk that, if the portfolio managers' investment decisions and strategy does not perform as expected, the Fund could underperform its peers or lose money. The Fund’s performance depends on the portfolio managers' judgement about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio managers' investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in the Fund having a lower return than if the portfolio managers used another model or investment strategy. There is no guarantee that the strategy used by the Fund will allow the Fund to achieve its investment objective.
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▲  Investment Style Risk – is the risk that different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The SFT T. Rowe Price Value Fund, a fund with a value approach to investing, could underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
▲  Large Company Risk – is the risk that a portfolio of large capitalization company securities may underperform the market as a whole.
▲  Leveraging Risk – is the risk that certain Fund transactions, such as transactions in derivative instruments or leveraged ETFs, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.
▲  Limited Universe Risk – the risk that an investment in the Fund may present greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in portfolio of securities selected from a greater number of issuers.
▲  Liquidity Risk – the risk that the Fund’s ability to sell particular securities at an advantageous price or in a timely manner will be impaired due to low trading volume, lack of a market maker, or legal restrictions. The recent increase in capital requirements and potential for increased regulation may negatively impact market liquidity going forward. In the event certain securities experience low trading volumes, the prices of such securities may display abrupt or erratic movements. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the time when the investment adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
▲  Managed Volatility Strategy Risk – the risk that the investment adviser may be unsuccessful in managing volatility and the Fund may experience a high level of volatility in its returns. The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Fund relative to the market as a whole and they could be more volatile. While the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the strategy will deliver competitive returns. Even if successful, the strategy may also result in returns increasing to a lesser degree than the market, or decreasing when the values of certain securities used in the strategy are stable or rising. The strategy may expose the Fund to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in equity and fixed income securities. Additionally, the derivatives used to hedge the value of securities are not identical to the securities held, and as a result, the investment in derivatives may decline in value at the same time as underlying investments.
▲  Management Risk – is the risk that the Fund’s performance is primarily dependent on the investment adviser’s or investment sub-adviser’s skill in evaluating and managing the Fund’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.
▲  Market Risk – the risk that equity and debt securities are subject to adverse trends in equity and debt markets. Securities held by a Fund are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, investor perceptions of the market and defaults or volatility in securities not held by a Fund but that impact general market trends and conditions. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. In
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addition, market risk may affect a portfolio of equity securities of micro, small, mid, large and very large capitalization companies and/or equity securities believed by a Fund’s investment adviser or sub-adviser to be undervalued or exhibit above average sustainable earnings growth potential. As a result, a portfolio of such equity securities may underperform the market as a whole.
▲  Mid Size Company Risk – is the risk that securities of mid capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.
▲  Mortgage-Related and Other Asset-Backed Securities Risk – the risk that mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
▲  Non-Government Securities Risk – is the risk that payments on a non-government security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government. These securities may include but are not limited to securities issued by non-government entities which can include instruments secured by obligations of residential mortgage borrowers. Non-agency securities also may include asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans).
Non-agency securities can present valuation and liquidity issues and be subject to precipitous downgrades (or even default) during time periods characterized by recessionary market pressures such as falling home prices, rising unemployment, bank failures and/or other negative market stresses. The risk of non-payment by the issuer of any non-agency security increases when markets are stressed.
▲  Portfolio Risk – is the risk that Fund performance may not meet or exceed that of the market as a whole. The performance of the Fund will depend on the Fund’s investment adviser’s or sub-adviser’s judgment of economic and market policies, trends in investment yields and monetary policy.
▲  Portfolio Turnover Risk – The Fund may actively and frequently trade its portfolio securities or other instruments to carry out its investment strategies. High portfolio turnover may adversely affect the Fund’s performance and increase transaction costs, which could increase the Fund’s expenses.
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▲  Preferred Stock Risk – Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.
▲  Prepayment Risk – is the risk that falling interest rates could cause prepayments of mortgage-related securities to occur more quickly than expected. This occurs because, as interest rates fall, more property owners refinance the mortgages underlying these securities. The Fund must reinvest the prepayments at a time when interest rates on new mortgage investments are falling, reducing the income of the Fund. In addition, when interest rates fall, prices on mortgage-related securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in mortgage prepayments.
▲  Real Estate Risk – is the risk that the value of the Fund’s investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, extended vacancies of property, lack of available mortgage or other financing, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.
▲  Redemption Risk – A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.
▲  Regional Risk – is the risk that adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.
▲  REIT/REOC-Related Risk – is the risk that the value of the Fund’s equity REIT and REOC securities will be adversely affected by changes in the value of the underlying property or business operations of the REIT or REOC. In addition, the value of equity REITs or mortgage REITs could be adversely affected if the REIT fails to qualify for tax-free pass through income under the Internal Revenue Code of 1986 (as amended), or maintain its exemption from registration under the Investment Company Act of 1940. In addition, REITs may be limited in their ability to maintain sufficient short-term liquidity in the event of an unforeseen or sudden decline in asset values and/or income because REITs are required to limit the amount of cash retained from business activities in order to maintain their REIT status under the Internal Revenue Code. REITs are also at risk of any adverse changes in laws and/or rules related to REIT tax status.
▲  Repurchase Agreement Risk – the risk that if the seller of a repurchase agreement defaults on its obligation to repurchase securities from the Fund, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.
▲  Restricted Securities Risk – the risk that, in connection with investments in securities whose disposition is restricted under the federal securities laws, such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the costs of registering such securities. The Fund may therefore be
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unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but unrestricted securities.
▲  Risk of Stock Investing – is the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲  Sector Risk – is the risk that the securities of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a company.
▲  Securities Lending Risk – is the risk that the Fund may experience a delay in the recovery of loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the Fund enters into loan arrangements only with institutions that the Fund’s investment adviser or sub-adviser has determined are creditworthy. In addition, the investment of the cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk and other risks that are present in the market, and, as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. This could result in losses incurred by the Fund.
▲  Securities Volatility Risk – the risk that the value of securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different markets and different types of securities can react differently to these developments. Issuer, political, or economic developments can affect the volatility of a single issuer, issuers within an industry or economic sector or geographic region, or the markets as a whole. Changes in the financial condition of a single issuer can impact the volatility of the markets as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
▲  Short Position Risk – the risk that, in taking a short position in a transaction involving a derivative instrument, the Fund may suffer a loss because the risk assumed in such instrument significantly exceeds the amount of the initial investment, or because the Fund is unable to close out its short position or a counterparty to the transaction fails to perform as promised.
▲  Short Sale Risk – the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
▲  Short-Term Trading Risk – is the risk that a Fund may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of securities will increase the Fund’s transaction costs. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund’s market capitalization target, and the need to sell a security to meet redemption activity.
▲  Small Company Risk – Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities
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by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time and place.
▲  Stable Price Risk – is the risk that the Government Money Market Fund will not be able to maintain a stable share price of $1.00. There may be situations where the Fund’s share price could fall below $1.00, which would reduce the value of an investor’s account.
▲  Value Stock Risk – is the risk that prices of value stocks perform differently than the market as a whole, may decline in value or may never reach the value the fund’s investment adviser or sub-adviser believes to be full market value.
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Management of the Funds
Securian Asset Management, Inc.
The investment adviser of each of the Funds is Securian Asset Management, Inc. (Securian AM), 400 Robert Street North, St. Paul, Minnesota 55101, which has managed the Trust’s and its predecessor’s assets since May 1, 1997. On May 1, 2012, the Trust adopted and amended the registration statement of Advantus Series Fund, Inc. (“Advantus Series Fund”) pursuant to a Plan of Reorganization. In connection with this, each Portfolio of Advantus Series Fund was reorganized into a separate Fund of the Trust effective May 1, 2012. Prior to May 1, 2018, Securian AM was known as Advantus Capital Management, Inc.
Since its inception in 1994, Securian AM has also managed investment portfolios for various private accounts, including the accounts of certain Securian Financial Group, Inc. (SFG) affiliates, and has provided investment sub-advisory services for various unaffiliated mutual funds. Securian AM manages the Trust’s investments and furnishes all necessary office facilities, equipment and personnel for servicing the Trust’s investments. Both Securian AM and Minnesota Life Insurance Company (Minnesota Life) are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Securian AM also manage Minnesota Life’s investment portfolio. In addition, SFG serves as administrative services agent to the Trust.
The Trust and Securian AM have obtained an exemptive order from the SEC allowing them, upon approval of Fund shareholders, to use a “manager of managers” strategy related to the management of the Trust. The shareholders of each Fund have approved the use of the exemptive order. Under the manager of managers strategy, Securian AM may select new non-affiliated sub-advisers upon the approval of the Trust’s Board of Trustees but without shareholder approval. Securian AM may also change the terms of any investment sub-advisory agreement or continue to employ a non-affiliated sub-adviser after termination of an investment sub-advisory agreement. Investors will be notified of any sub-adviser changes.
Securian AM is responsible for overseeing sub-advisers and for recommending their hiring, termination and replacement. Securian AM retains ultimate responsibility for the investment performance of each Fund employing a sub-adviser. Investors in the Trust (purchasers of variable life insurance policies and variable annuity contracts issued by Minnesota Life, or other insurance companies to which the Trust has sold its shares) are, in effect, electing to have Securian AM either manage the investment of a Fund’s assets or select one or more sub-advisers to achieve the Fund’s investment objective.
Franklin Advisers, Inc.
The investment sub-adviser of the SFT International Bond Fund is Franklin Advisers, Inc. (Franklin), One Franklin Parkway, San Mateo, California 94403-1906. Franklin and its affiliates manage over $753.8 billion in assets as of December 31, 2017. Franklin provides investment advice and generally conducts the investment management program for the SFT International Bond Fund.
Ivy Investment Management Company
The investment sub-adviser of the SFT Ivysm Growth Fund and the SFT Ivysm Small Cap Growth Fund is Ivy Investment Management Company (IICO), 6300 Lamar Avenue, Overland Park, KS 66202-4247. IICO and its affiliates managed over $81.0 billion in assets as of December 31, 2017. IICO provides investment advice and generally conducts the investment management program for the SFT Ivysm Growth Fund and the SFT Ivysm Small Cap Growth Fund. Prior to May 1, 2018, Waddell & Reed Investment Management Company (WRIMCO), an affiliate of IICO, was the sub-adviser for the SFT Ivysm Growth Fund and the SFT Ivysm Small Cap Growth Fund.
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T. Rowe Price Associates, Inc.
The investment sub-adviser of the SFT T. Rowe Price Value Fund is T. Rowe Price Associates, Inc. (T. Rowe Price), 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price and its affiliates managed over $991.1 billion in assets as of December 31, 2017. T. Rowe Price provides investment advice and generally conducts the investment management program for the SFT T. Rowe Price Value Fund.
Wellington Management Company LLP
The investment sub-adviser of the SFT Wellington Core Equity Fund is Wellington Management Company LLP (Wellington Management), a Delaware limited liability partnership, with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Wellington Management managed approximately $1.080 billion in assets as of December 31, 2017. Wellington Management provides investment advice and generally conducts the investment management program for the SFT Wellington Core Equity Fund.
Advisory Fees
The Trust pays Securian AM monthly fees calculated on an annual basis for each Fund. Securian AM uses a portion of the applicable fees to pay sub-advisers. The advisory fee paid to Securian AM by each Fund, including the predecessor entity of each Fund, during 2017, as a percentage of average daily net assets, was as follows:
Portfolio	Aggregate Fee Paid During 2017
SFT Core Bond Fund	0.40%
SFT Dynamic Managed Volatility Fund	0.65%
SFT Government Money Market Fund	0.30%
SFT Index 400 Mid-Cap Fund	0.15%
SFT Index 500 Fund	0.15%
SFT International Bond Fund	0.60%
SFT Managed Volatility Equity Fund	0.65%
SFT Mortgage Securities Fund	0.40%
SFT Real Estate Securities Fund	0.70%
SFT Ivysm Growth Fund	0.67%
SFT Ivysm Small Cap Growth Fund	0.85%
SFT T. Rowe Price Value Fund	0.67%
SFT Wellington Core Equity Fund	0.65%
A discussion regarding the most recent such approval of both the Investment Advisory Agreement and the Investment Sub-Advisory Agreements with each sub-adviser by the Trust’s Board of Trustees, on January 25, 2018, will be available in the Semiannual Report to Shareholders for the period ending June 30, 2018.
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SFT Dynamic Managed Volatility Fund Expense Waivers. Securian AM and the Trust, on behalf of the SFT Dynamic Managed Volatility Fund (the Fund), have entered into an Expense Limitation Agreement, dated May 1, 2013, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.80% of the Fund’s average daily net assets through April 30, 2019. The Agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days’ notice prior to the end of a contract term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund’s ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. As of December 31, 2017 Securian AM has waived a cumulative total of $1,906,287 pursuant to the agreement, of which $1,446,313 was eligible for recovery by Securian AM as of such date. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.
SFT Government Money Market Fund Expense Waivers. Effective May 1, 2012, the Board of Trustees of Securian Funds Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust, on behalf of SFT Government Money Market Fund (the Fund), Securian AM and Securian Financial Services, Inc. (Securian Financial). A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust’s predecessor, effective October 29, 2009. Under such Agreement, Securian AM agrees to waive, reimburse or pay Fund expenses so that the Fund’s daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Securian AM and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the Expense Waiver) on any day on which the Fund’s net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Securian AM or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Securian AM and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund’s net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund’s net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund’s expense ratio to exceed 1.25%. As of December 31, 2017, Securian AM and Securian Financial have collectively waived $4,631,950 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $1,176,744 was eligible for recovery by Securian AM and Securian Financial as of such date. If Securian AM and/or Securian Financial exercise their rights to be paid such waived amounts, the Fund’s future yield will be negatively affected for an indefinite period. The Agreement shall continue in effect following April 30, 2019, provided such continuance is specifically approved by a majority of the Trust’s independent Trustees.
SFT Government Money Market Fund Expense Limitation Agreement. Securian AM and the Trust, on behalf of the SFT Government Money Market Fund (the Fund), have entered into a written agreement, dated November 1, 2017, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.70% of the Fund’s average daily net assets through April 30, 2019. The agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days’ notice prior to the end of a contract term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in
Management of the Funds        117

effect at the time of such reimbursement. As of December 31, 2017, Securian AM has waived a cumulative total of $26,980 pursuant to the agreement, all of which was eligible for recovery by Securian AM as of such date. The Fund’s ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.
SFT Managed Volatility Equity Fund Expense Limitation Agreement. Securian AM and the Trust, on behalf of the SFT Managed Volatility Equity Fund (the Fund), have entered into an Expense Limitation Agreement, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.80% of the Fund’s average daily net assets through April 30, 2019. The Agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days’ notice prior to the end of a contract term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. As of December 31, 2017 Securian AM has waived a cumulative total of $782,484 pursuant to the agreement, all of which was eligible for recovery by Securian AM as of such date. The Fund’s ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.
Portfolio Managers
The following persons serve as the primary portfolio managers for the Funds (the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Trust):
Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
SFT Core Bond	Thomas B. Houghton Vice President and Portfolio Manager, Securian AM	April 29, 2005	Vice President and Portfolio Manager since August 2003, Securian AM
	Daniel A. Henken Vice President and Portfolio Manager, Securian AM	December 1, 2017	Vice President and Portfolio Manager since December 2017, previously Investment Officer since August 2010, Securian AM
SFT Dynamic Managed Volatity	Craig M. Stapleton Vice President and Portfolio Manager, Securian AM	May 1, 2013	Vice President and Portfolio Manager since December 2012, previously Portfolio Manager since June 2012, Associate Portfolio Manager 2010-2012, and Quantitative Research Analyst 2005-2010, Securian AM
	Jeremy P. Gogos, Ph.D. Portfolio Manager, Securian AM	June 1, 2017	Portfolio Manager since December 2017, previously Associate Portfolio Manager since June 2017, and Quantitative Research Analyst 2013-2017, Securian AM
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Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
	Merlin L. Erickson Vice President and Portfolio Manager, Securian AM	December 1, 2017	Vice President and Portfolio Manager since December 2017, previously Vice President and Senior Quantitative Analyst since November 2007, Securian AM
SFT Government Money Market	Thomas B. Houghton Portfolio Manager, Securian AM	August 18, 2003	Vice President and Portfolio Manager since August 2003, Securian AM
	Lena S. Harhaj Portfolio Manager, Securian AM	April 29, 2016	Portfolio Manager since December 2017, previously Total Return Portfolio Analyst since April 2016, Senior Investment Analyst 2013-2016, and Associate Mortgage Analyst 2010-2013, Securian AM
SFT Index 400 Mid-Cap	James P. Seifert Portfolio Manager, Securian AM	June 30, 1999	Index Funds Portfolio Manager since June 1999, Securian AM
SFT Index 500	James P. Seifert Portfolio Manager, Securian AM	June 30, 1999	Index Funds Portfolio Manager since June 1999, Securian AM
SFT International Bond	Michael J. Hasenstab, Ph.D. Executive Vice President, Portfolio Manager and Chief Investment Officer, Templeton Global Macro	January 1, 2008	Executive Vice President and Chief Investment Officer, Global Bonds, Franklin Templeton Fixed Income Group; Senior Vice President, Franklin, 2007-2014; Portfolio Manager/Research Analyst, Franklin, since 2001
	Christine Zhu Vice President, Portfolio Manager, Director of Portfolio Construction and Quantitative Analysis, Templeton Global Macro	May 1, 2014	Vice President, Portfolio Manager, Director of Portfolio Construction and Quantitative Analysis since June 2017; previously Portfolio Manager and Quantitative Research Analyst since 2007, Franklin Templeton Fixed Income Group
SFT Managed Volatility Equity	Craig M. Stapleton Vice President and Portfolio Manager, Securian AM	November 18, 2015	Vice President and Portfolio Manager since December 2012, previously Portfolio Manager since June 2012, Associate Portfolio Manager 2010-2012, and Quantitative Research Analyst 2005-2010, Securian AM
	Jeremy P. Gogos, Ph.D. Portfolio Manager, Securian AM	June 1, 2017	Portfolio Manager since December 2017, previously Associate Portfolio Manager since June 2017, and Quantitative Research Analyst 2013-2017, Securian AM
	Merlin L. Erickson Vice President and Portfolio Manager, Securian AM	December 1, 2017	Vice President and Portfolio Manager since December 2017, previously Vice President and Senior Quantitative Analyst since November 2007, Securian AM
Management of the Funds        119

Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
SFT Mortgage Securities	Lena S. Harhaj Portfolio Manager, Securian AM	December 1, 2017	Portfolio Manager since December 2017, previously Total Return Portfolio Analyst since April 2016, Senior Investment Analyst 2013-2016, and Associate Mortgage Analyst 2010-2013, Securian AM
	Thomas B. Houghton Vice President and Portfolio Manager, Securian AM	May 1, 2018	Vice President and Portfolio Manager since August 2003, Securian AM
SFT Real Estate Securities	Lowell R. Bolken Vice President and Portfolio Manager, Securian AM	January 13, 2006	Vice President and Portfolio Manager since March 2012, Securian AM
	Matthew K. Richmond Vice President and Portfolio Manager, Securian AM	January 2, 2014	Vice President and Portfolio Manager since December 2013, Securian AM; Portfolio Manager, Principal Real Estate Investors, 2008 to December 2013
	Joshua M. Klaetsch Portfolio Manager, Securian AM	May 1, 2018	Portfolio Manager since May 2018, previously Real Estate Securities Analyst since 2008, Securian AM
SFT Ivysm Growth Fund	Bradley M. Klapmeyer Senior Vice President, IICO	August 1, 2016	Investment Analyst with IICO beginning in 2007; joined the Large Cap Growth team as Assistant Portfolio Manager in 2011; Portfolio Manager of Waddell & Reed Advisors Tax-Managed Equity Fund and Ivy Tax-Managed Equity Fund since 2014.
SFT Ivysm Small Cap Growth Fund	Timothy J. Miller Senior Vice President, IICO	October 1, 2016	Co-portfolio manager of the small cap growth product suite since October 2016, comprising institutional accounts, Ivy Small Cap Growth Fund, Waddell & Reed Advisors Small Cap Fund and Ivy VIP Small Cap Growth; Portfolio Manager, Waddell & Reed Advisors Small Cap Fund and Ivy Small Cap Growth Fund since April 2010.
	Kenneth G. McQuade Senior Vice President, IICO	October 1, 2016	Co-portfolio manager of the small cap growth product suite since October 2016, comprising institutional accounts, Ivy Small Cap Growth Fund, Waddell & Reed Advisors Small Cap Fund and Ivy VIP Small Cap Growth; Portfolio Manager, Ivy VIP Small Cap Growth since March 2006.
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Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
	Bradley P. Halverson Senior Vice President, IICO	October 1, 2016	Co-portfolio manager of the small cap growth product suite since October 2016, comprising institutional accounts, Ivy Small Cap Growth Fund, Waddell & Reed Advisors Small Cap Fund and Ivy VIP Small Cap Growth; Assistant Portfolio Manager of small cap growth institutional accounts from 2014 to 2016; Equity Investment Analyst, Small Cap Growth team from 2008 to 2014.
SFT T. Rowe Price Value Fund	Mark S. Finn Vice President and Portfolio Manager, T. Rowe Price	May 1, 2014	Equity Research Analyst and Portfolio Manager (beginning in 2009), T. Rowe Price
SFT Wellington Core Equity Fund	Mammen Chally, CFA Senior Managing Director and Equity Portfolio Manager, Wellington Management	November 20, 2017	Equity Portfolio Manager since 1994, Wellington Management
	David A. Siegle, CFA Managing Director and Equity Research Analyst, Wellington Management	November 20, 2017	Equity Research Analyst since 2007, Wellington Management
	Douglas W. McLane, CFA Managing Director and Equity Portfolio Manager, Wellington Management	November 20, 2017	Equity Portfolio Manager since 2018, Wellington Management; previously Equity Research Analyst since 2011, Wellington Management
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Distribution Arrangements
Fund shares are sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Fund shares are currently offered only to certain separate accounts of Minnesota Life in connection with its variable life insurance policies and variable annuity contracts, and to certain other separate accounts of life insurance company affiliates of Minnesota Life. It is possible that the Trust may offer Fund shares to other financial intermediaries in the future. Purchases and sales of Fund shares may be effected only through a participating life insurance company or qualified plan. Securian Financial Services, Inc. (Securian Financial) serves as the underwriter of the Trust’s shares.
The Trust has issued a separate series of its common stock for each Fund. Each Fund currently offers its shares in two classes (Class 1 and Class 2), except that SFT Dynamic Managed Volatility Fund, SFT Government Money Market Fund, SFT Managed Volatility Equity Fund, SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund, and SFT T. Rowe Price Value Fund each offers shares in only one class. Different expenses apply to Class 1 and Class 2 shares.
Distribution Fees
The Trust has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares and its SFT Dynamic Managed Volatility Fund, SFT Government Money Market Fund, SFT Managed Volatility Equity Fund, SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund, and SFT T. Rowe Price Value Fund (Covered Funds). Each Covered Fund pays distribution fees equal to .25% per annum of the average daily net assets of the Fund. These fees are paid out of the Covered Fund’s assets on an on-going basis, which affects the Covered Fund’s share price, and, over time, increases the cost of an investment in the Covered Fund. These distribution fees may also cost the purchaser of a variable life insurance policy or variable annuity contract which is invested in the Covered Fund more over time than other types of sales charges that may be paid in connection with the variable policy or contract. The fees are paid to Securian Financial, the Trust’s underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Fund’s shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain administrative or other non-distribution services as provided for in the Distribution Plan.
Payments to Insurance Companies
Minnesota Life, or another life insurance company issuing variable life insurance policies or variable annuity contracts that invest in the Trust’s Funds, may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Securian AM may make other payments to insurance companies that are intended to compensate such companies for costs of various administrative support services they perform in connection with variable life insurance policies and variable annuity contracts that invest in the Trust’s Funds. These services may indirectly benefit the Trust and the fees paid by Securian AM are in addition to any fees that may be paid by the Trust for these or other types of services. Securian AM currently makes such payments to Minnesota Life in amounts based on a percentage of the average daily net asset value of shares of certain Funds held in connection with certain Minnesota Life variable life insurance policies and variable annuity contracts. Payments in connection with such policies and contracts are equal to .10% per annum for Class 1 and Class 2 shares of the SFT Real Estate Securities Fund, and .05% per annum for Class 1 and Class 2 shares of the SFT Core Bond, SFT Mortgage Securities, SFT Index 400 Mid-Cap and SFT Index 500 Funds, except for a payment equal to .10% per annum for Class 1 shares of the SFT Index 500 Fund held in connection with a designated policy. In the case of shares of the SFT Dynamic Managed Volatility and SFT Managed Volatility Equity Funds held in connection with such policies and contracts, payments range from .10% to .20% depending on the level of net assets attributable to such shares and the level of Management Fee Waivers and other expense reimbursements made by Securian AM in connection with such Funds. In the case of shares of SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund, SFT T. Rowe
122        Distribution Arrangements

Price Value Fund, and SFT Wellington Core Equity Fund (both Class 1 and Class 2 shares), held in connection with such policies and contracts, payments equal .20% per annum. The amount of any payments described in this paragraph is determined by Securian AM, and all such amounts are paid out of Securian AM’s available assets and not by the Trust. As a result, the total expense ratio of any Fund will not be affected by any such payments.
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Shareholder Information
Determination of Net Asset Value
Net asset value (NAV) for one Fund share is equal to the Fund’s total investments less any liabilities divided by the number of Fund shares. To determine NAV, a Fund (other than SFT Government Money Market Fund) generally values its investments based on market quotations. Debt securities may be valued based on calculations furnished to the Fund by a pricing service or by brokers who make a market in such securities. A Fund may hold securities that are listed on foreign stock exchanges. These foreign securities may trade on weekends or other days when the Fund typically does not calculate NAV. As a result, the NAV of such Fund shares may change on days when an investor will not be able to purchase or sell Fund shares. NAV is generally calculated as of the close of normal trading on the New York Stock Exchange (NYSE), typically 3:00 p.m. Central time. NAV is not calculated on: (a) days in which changes in a Fund’s investment portfolio do not materially change the Fund’s NAV, (b) days on which no Fund shares are purchased or sold, and (c) customary national business holidays on which the NYSE is closed for trading.
If market quotations are not available for certain Fund investments, the investments are valued based on the fair value of the investments as determined in good faith by the Securian AM Valuation Committee under the supervision of the Trust’s Board of Trustees and in accordance with Board-approved valuation policies and procedures. A Fund’s investments will also be valued at fair value by the Valuation Committee if Securian AM determines that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (for example, a foreign exchange or market) and before the time the Fund’s share price is calculated. Other circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or defaults; (ii) when events occur such as markets closing early or not opening, or security trading halts; or (iii) when pricing certain restricted or non-public securities. Despite best efforts, due to the subjective nature of fair value pricing there is an inherent risk that the fair value of an investment may be higher or lower than the value the Fund would have received based on market quotations. Fair value pricing may in some cases reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, fair value pricing cannot eliminate the possibility of frequent trading (see “Excessive Trading” below).
Securities in SFT Government Money Market Fund’s investment portfolio are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument’s maturity, rather than looking at actual changes in the market value of the instrument.
Buying Shares
Fund shares may be sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Fund shares are currently offered only to certain of Minnesota Life’s separate accounts in connection with its variable life insurance policies and variable annuity contracts, and to certain other separate accounts of life insurance company affiliates of Minnesota Life. It is possible that the Trust may offer Fund shares to other financial intermediaries in the future. In all cases, Fund shares are held in an omnibus account owned by the participating financial intermediary. Please refer to the appropriate separate account prospectus or plan documents for details. Securian Financial serves as the underwriter of the Trust’s shares.
Eligible investors may purchase Fund shares on any day the NYSE is open for business. The price for Fund shares is equal to the Fund’s NAV. The price for shares of the SFT Government Money Market Fund will normally be $1.00. However, there is no assurance that the SFT Government Money Market Fund will maintain the $1.00 NAV.
124        Shareholder Information

A purchase order will be priced at the next NAV calculated after the purchase order is received by the Trust. If a purchase order is received after the close of normal trading on the NYSE, the order will be priced at the NAV calculated on the next day the NYSE is open for trading.
Selling Shares
Fund shares will be sold on any day the NYSE is open for business, at the NAV next calculated after a sale order is received by the Trust. The amount an investor receives may be more or less than the original purchase price for the applicable shares. The Trust does not impose a redemption fee in connection with such transactions. Redemptions, like purchases, may be effected only through a participating life insurance company or qualified plan. Please refer to the appropriate separate account prospectus or plan documents for details. Typically, payments for redeemed shares generally occur within five to seven days of receipt of a proper notice of redemption. The Funds have historically met redemption requests out of Fund holdings of cash or cash equivalents or sales of portfolio securities.
Exchanging Shares
Owners of variable life insurance policies and variable annuity contracts (contract owners) who invest in the Trust may exchange shares. Shares of the Trust are currently only offered to insurance company separate accounts as underlying investments for variable life insurance policies and variable annuity contracts (variable products). For purposes of the Trust’s policy, exchanges are treated as a sale and a purchase. Such exchanges are subject to the terms and any specific limitations described in the accompanying variable product prospectus and, in the case of the Trust, to the additional trading limitations described below. Contract owners should reference their variable product prospectus, or contact their participating insurance company directly, for details concerning these transactions.
Excessive Trading
The Board of Trustees of the Trust has adopted the following as the Trust’s policies and procedures with respect to frequent purchases and redemptions of Trust shares by shareholders: The Trust and its Funds are not intended for market timing or excessive trading, nor will the Trust knowingly accommodate such trading activity. It is also the policy of the Trust to discourage frequent purchases and redemptions of Fund shares when the Trust becomes aware of such activity, and, in such circumstances, to take steps to attempt to minimize the effect of excessive trading activity in affected Fund. Frequent trading into and out of a Fund can disrupt the efficient management of the Fund and its investment strategies, dilute the value of Fund shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all shareholders, including long-term shareholders who do not generate these expenses. The International Bond Fund, which invests in overseas markets, may be particularly subject to such risks resulting from time-zone arbitrage, where a market timer attempts to take advantage of pricing differences that may occur when an event impacting the value of a Fund investment occurs after the close of the foreign exchange or market on which the security is traded but before the time the Fund’s share price is calculated. A Fund holding material amounts of thinly-traded securities may also be more susceptible to market timing risks. Fair value pricing of such securities may, in some cases, reduce the risk of frequent or excessive trading in a Fund, but it cannot eliminate the possibility of such trading.
The Trust and its agents reserve the right to reject, for any reason and without prior notice, any purchase request (including exchange purchases if permitted by the insurance company or qualified plan) by any investor or group of investors indefinitely if they believe that any combination of trading activity, including trading done in multiple accounts under common ownership or control, is attributable to market timing or is otherwise excessive or potentially disruptive to a Fund. In addition to refusing purchase and exchange orders, the Trust reserves the right to instruct its participating financial intermediaries to restrict the availability to their contract owners or plan participants of purchases and exchanges through telephone requests, facsimile transmissions, automated telephone
Shareholder Information        125

services, express mail or delivery services, internet services or any other electronic transfer service if, in the judgment of the Trust, a contract owner’s or plan participant’s trading has been or may be disruptive to a Fund. The Trust watches for and attempts to detect unusual trading activity by monitoring aggregate trades in Fund shares placed in the omnibus accounts. When such activity is detected, the Trust will contact participating life insurance companies and qualified plans for the purpose of asking them to investigate the trading activities of their contract owners and participants, respectively, to discourage such contract owners or participants from engaging in further abusive trading, and, where appropriate, to impose restrictions on excessive trading as described above.
Although the Trust itself attempts to monitor aggregate trades in the omnibus accounts for unusual activity, the Trust relies primarily on financial intermediaries to take steps reasonably designed to detect and prevent excessive trading in the Trust. In accordance with regulations under the Investment Company Act of 1940, the Trust has entered into a shareholder information agreement with each of its financial intermediaries. Pursuant to such agreements, financial intermediaries are required, among other things, to provide to the Trust, upon request, the Taxpayer Identification Numbers of contract owners or plan participants who trade Trust shares through an omnibus account with the intermediary, as well as the amounts and dates of such transactions. Financial intermediaries are also required to implement instructions from the Trust to restrict or prohibit further purchases or exchanges of Trust shares by a contract owner or plan participant who has been identified by the Trust as being in violation of the Trust’s policies prohibiting excessive trading.
The Trust will generally refuse purchase or exchange orders from a financial intermediary only in situations where such intermediary has failed to cooperate reasonably in detecting and preventing excessive trading. In addition, the Trust will generally ask a financial intermediary to impose the restrictions described above only if excessive trading by a contract owner or participant continues after the financial intermediary has requested that such trading activity cease. The Trust reserves the right to determine in any circumstance whether excessive trading has occurred, but it will not exercise discretion to do nothing in response to significant evidence of excessive trading activity. It is also the policy of the Trust to impose the restrictions, policies and procedures described above on a uniform basis, but there may sometimes be differences in application for the reasons described in the following paragraph.
Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Trust’s ability to monitor trades that are placed by individual contract owners and plan participants through the omnibus accounts of financial intermediaries is severely limited because the Trust does not have direct access to the underlying account information for such contract owners and plan participants. There may also be legal and technological limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their contract owners and plan participants. As a result, the Trust’s ability to monitor and discourage abusive trading practices in omnibus accounts owned by life insurance companies and qualified plans, or to do so on a uniform basis, may be limited. In such circumstances, the Trust and its long-term shareholders may suffer some or all of the adverse consequences of excessive trading described above.
Distributions
The SFT International Bond Fund qualifies as a “regulated investment company” (a RIC) as defined by Subchapter M of the Internal Revenue Code, for federal income tax purposes. As a RIC, the Fund pays its shareholders dividends from its net investment income, and intends to distribute any net capital gains that it realizes. These dividends and net capital gains distributions (Distributions), if any, are generally paid once a year. Distributions are reinvested in additional shares of the Fund. Any such reinvestment is made at the NAV of the Fund on the payment date.
126        Shareholder Information

It is expected that the SFT Dynamic Managed Volatility Fund, SFT Managed Volatility Equity Fund and SFT T. Rowe Price Value Fund each will be treated as a disregarded entity for federal income tax purposes. The Trust intends that the Funds other than the SFT International Bond Fund, SFT Dynamic Managed Volatility Fund, SFT Managed Volatility Equity Fund and SFT T. Rowe Price Value Fund will qualify as partnerships for federal income tax purposes. Funds treated as partnerships or disregarded entities are not required to distribute taxable income, and such Funds other than SFT Government Money Market Fund will not distribute taxable income. SFT Government Money Market Fund will make such distributions of taxable income as are necessary to maintain a one dollar ($1.00) net asset value per share. Each partner or owner of a disregarded entity, which would be Minnesota Life and Securian Life Insurance Company (Securian Life) through their respective separate accounts, is required to report its respective share of ordinary income, dividends, interest, and short or long term capital gains.
Taxes
Generally. Each Fund is treated separately for federal income tax purposes. The SFT International Bond Fund qualifies as a RIC for federal income tax purposes. As a RIC, the Fund pays its shareholders dividends from its net investment income, and intends to distribute any net capital gains that it realizes. These dividends and net capital gains distributions, if any, are generally paid once a year. Minnesota Life and Securian Life are the sole shareholders of the Fund, through their respective separate accounts, and are required to report their respective shares of ordinary income, dividends, interest, and short or long term capital gains.
It is expected that the SFT Dynamic Managed Volatility Fund, SFT Managed Volatility Equity Fund and SFT T. Rowe Price Value Fund each will be treated as a disregarded entity for federal income tax purposes. The Trust intends that the Funds other than the SFT International Bond Fund, SFT Dynamic Managed Volatility Fund, SFT Managed Volatility Equity Fund and SFT T. Rowe Price Value Fund will qualify as partnerships for federal income tax purposes. Funds treated as disregarded entities or partnerships for federal income tax purposes are not subject to income tax and any income, gains, deductions or losses of the Funds will pass through the Fund and be taken into account by their owners or partners, which would be Minnesota Life and/or Securian Life through their respective separate accounts.
A description of the tax treatment of each Fund as a RIC, partnership or disregarded entity is available in the Statement of Additional Information.
Since Minnesota Life and Securian Life currently are the sole shareholders of the Trust, no discussion regarding the tax consequences to Trust shareholders is included in this prospectus. For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life, please see the accompanying prospectus for those contracts.
Special Fund Diversification Requirements. To enable a variable annuity contract or variable life insurance policy based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. Each Fund’s investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940.
Failure by the Fund to meet those special requirements could cause earnings on a contract or policy owner’s interest in an insurance company separate account, including earnings attributable to the separate account’s investment in the Fund, to be taxable as income immediately. Those diversification requirements might also limit, to some degree, the Fund’s investment decisions in a way that could reduce its performance.
Shareholder Information        127

Mixed and Shared Funding
The Trust serves as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts (mixed funding), and as the investment medium for such policies and contracts issued by both Minnesota Life and other affiliated and unaffiliated life insurance companies (shared funding). Shared funding also occurs when the Trust is used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the Trust at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the Trust at the same time or (iii) participating qualified plans to invest in shares of the Trust at the same time as one or more life insurance companies. Neither the Trust nor Minnesota Life currently foresees any disadvantage, but if the Trust determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Trust’s Board of Trustees will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell Trust shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.
128        Shareholder Information

Financial Highlights
The following tables describe the performance of each Fund and each Fund’s predecessor portfolio for the fiscal periods indicated. The predecessor portfolios were separate series of Advantus Series Fund, Inc., a Minnesota corporation, and each was reorganized into the applicable Fund effective as of May 1, 2012 pursuant to an Agreement and Plan of Reorganization. “Total return” shows how much an investment in the Fund would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. The tables do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans, which invest in the Funds. If such charges and expenses were included, the total return shown below for each Fund would be lower. These figures have been derived from the Trust’s financial statements, which have been audited by KPMG LLP, the Trust’s independent registered public accounting firm, whose report, along with the Trust’s financial statements, are included in the Trust’s annual report, which is available upon request.
SFT Dynamic Managed Volatility Fund, SFT Managed Volatility Equity Fund, SFT Government Money Market Fund, SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund, and SFT T. Rowe Price Value Fund each issue a single class of shares. SFT Core Bond Fund, SFT Index 400 Mid-Cap Fund, SFT Index 500 Fund, SFT International Bond Fund, SFT Mortgage Securities Fund, SFT Real Estate Securities Fund and SFT Wellington Core Equity Fund each offer two classes of shares. With respect to each such Fund, both classes of shares are invested in the same portfolio of securities and have substantially similar annual returns, differing only to the extent that the classes do not have the same expenses. For Funds that offer two classes of shares, the Financial Highlights shown for Class 2 reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. Because Class 1 is not subject to this 12b-1 fee, the returns for Class 1 of each such Fund are somewhat greater than the returns for Class 2.
Per share data for a share of capital stock and selected information for each period are as follows for each Fund:
SFT Core Bond Fund
Financial Highlights
	Class 1 Shares Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$2.257	$2.157	$2.148	$2.016	$2.024
Income from Investment Operations:
Net Investment Income (a)	.069	.066	.066	.064	.060
Net Gains (Losses) (both realized and unrealized)	.042	.034	(.057)	.068	(.068)
Total from Investment Operations	.111	.100	.009	.132	(.008)
Net Asset Value, End of Period	$2.368	$2.257	$2.157	$2.148	$2.016
Total Return (b)	4.95%	4.63%	0.41%	6.56%	(0.40)%
Net Assets, End of Period (in thousands)	$2,608	$2,113	$6,243	$5,402	$4,414
Ratios to Average Net Assets:
Expenses (c)	.49%	.49%	.49%	.49%	.51%
Net Investment Income	2.96%	2.97%	3.03%	3.07%	2.96%
Portfolio Turnover Rate (excluding short-term securities)	159.8%	249.6%	179.3%	193.5%	235.8%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
Financial Highlights        129

SFT Core Bond Fund
Financial Highlights
	Class 2 Shares Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$ 2.212	$ 2.120	$ 2.117	$ 1.991	$ 2.004
Income from Investment Operations:
Net Investment Income (a)	.062	.059	.059	.058	.054
Net Gains (Losses) (both realized and unrealized)	.042	.033	(.056)	.068	(.067)
Total from Investment Operations	.104	.092	.003	.126	(.013)
Net Asset Value, End of Period	$ 2.316	$ 2.212	$ 2.120	$ 2.117	$ 1.991
Total Return (b)	4.69%	4.37%	0.16%	6.29%	(0.65)%
Net Assets, End of Period (in thousands)	$382,697	$368,156	$382,934	$368,926	$356,034
Ratios to Average Net Assets:
Expenses (c)	.74%	.74%	.74%	.74%	.76%
Net Investment Income	2.71%	2.68%	2.78%	2.82%	2.71%
Portfolio Turnover Rate (excluding short-term securities)	159.8%	249.6%	179.3%	193.5%	235.8%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
130        Financial Highlights

SFT Dynamic Managed Volatility Fund
Financial Highlights
	Year or Period Ended December 31,
	2017	2016	2015	2014	2013 (a)
Net Asset Value, Beginning of Period	$ 12.210	$ 11.226	$ 11.603	$ 10.731	$10.000
Income from Investment Operations:
Net Investment Income (b)	.116	.091	.082	.039	.008
Net Gains (Losses) (both realized and unrealized)	2.075	.893	(.459)	.833	.723
Total from Investment Operations	2.191	.984	(.377)	.872	.731
Net Asset Value, End of Period	$ 14.401	$ 12.210	$ 11.226	$ 11.603	$10.731
Total Return (c)	17.94%	8.77%	(3.25)%	8.12%	7.31%
Net Assets, End of Period (in thousands)	$373,124	$281,000	$203,987	$131,047	$52,931
Ratios to Average Net Assets:
Expenses Before Waiver (d)	.98%	1.00%	1.02%	1.19%	1.37% (f)
Expenses Net of Waiver (d)(e)	.80%	.80%	.80%	.80%	.80% (f)
Net Investment Income	.87%	.79%	.71%	.35%	.12% (f)
Portfolio Turnover Rate (excluding short-term securities)	1.7%	1.4%	5.1%	1.5%	32.1%
(a)	The shares of the Fund became effectively registered under the Securities Act of 1933 on May 1, 2013.
(b)	Based on average shares outstanding during the year or period.
(c)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(d)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)	Ratio is net of fees waived by Securian AM.
(f)	Adjusted to an annual basis.
Financial Highlights        131

SFT Government Money Market Fund
Financial Highlights
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations:
Net Investment Income (a)	.001	.000	.000	.000	.000
Net Gains (Losses) (both realized and unrealized)	.000	.000	.000	.000	.000
Total from Investment Operations	.001	.000	.000	.000	.000
Less Distributions:
Dividends from Net Investment Income	(.001)	.000	.000	.000	.000
Net Asset Value, End of Period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (b)	0.13%	0.00%	0.00%	0.00%	0.00%
Net Assets, End of Period (in thousands)	$66,980	$77,795	$88,829	$86,904	$89,423
Ratios to Average Net Assets:
Expenses Before Waiver (c)	.92%	.91%	.85%	.83%	.86%
Expenses Net of Waiver (c)(d)	.78%	.36%	.12%	.10%	.13%
Net Investment Income	.13%	.00%	.00%	.00%	.00%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)	Ratio is net of fees waived by Securian AM and Securian Financial.
132        Financial Highlights

SFT Index 400 Mid-Cap Fund
Financial Highlights
	Class 1 Shares Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$4.275	$3.553	$ 3.640	$ 3.324	$ 2.497
Income from Investment Operations:
Net Investment Income (a)	.055	.045	.046	.040	.034
Net Gains (Losses) (both realized and unrealized)	.625	.677	(.133)	.276	.793
Total from Investment Operations	.680	.722	(.087)	.316	.827
Net Asset Value, End of Period	$4.955	$4.275	$ 3.553	$ 3.640	$ 3.324
Total Return (b)	15.90%	20.34%	(2.39)%	9.51%	33.11%
Net Assets, End of Period (in thousands)	$6,378	$4,290	$16,847	$15,418	$12,802
Ratios to Average Net Assets:
Expenses (c)	.26%	.26%	.26%	.25%	.28%
Net Investment Income	1.21%	1.24%	1.24%	1.15%	1.15%
Portfolio Turnover Rate (excluding short-term securities)	16.6%	18.5%	16.1%	12.0%	9.3%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
Financial Highlights        133

SFT Index 400 Mid-Cap Fund
Financial Highlights
	Class 2 Shares Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$ 4.191	$ 3.491	$ 3.586	$ 3.283	$ 2.472
Income from Investment Operations:
Net Investment Income (a)	.042	.039	.036	.030	.025
Net Gains (Losses) (both realized and unrealized)	.612	.661	(.131)	.273	.786
Total from Investment Operations	.654	.700	(.095)	.303	.811
Net Asset Value, End of Period	$ 4.845	$ 4.191	$ 3.491	$ 3.586	$ 3.283
Total Return (b)	15.61%	20.04%	(2.63)%	9.24%	32.78%
Net Assets, End of Period (in thousands)	$220,335	$214,408	$185,717	$218,305	$215,884
Ratios to Average Net Assets:
Expenses (c)	.51%	.51%	.51%	.50%	.53%
Net Investment Income	.95%	1.06%	.98%	.89%	.87%
Portfolio Turnover Rate (excluding short-term securities)	16.6%	18.5%	16.1%	12.0%	9.3%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
134        Financial Highlights

SFT Index 500 Fund
Financial Highlights
	Class 1 Shares Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$ 8.745	$ 7.829	$ 7.737	$ 6.822	$ 5.167
Income from Investment Operations:
Net Investment Income (a)	.175	.160	.147	.132	.115
Net Gains (Losses) (both realized and unrealized)	1.709	.756	(.055)	.783	1.540
Total from Investment Operations	1.884	.916	.092	.915	1.655
Net Asset Value, End of Period	$ 10.629	$ 8.745	$ 7.829	$ 7.737	$ 6.822
Total Return (b)	21.54%	11.72%	1.18%	13.41%	32.04%
Net Assets, End of Period (in thousands)	$167,661	$133,014	$110,210	$60,909	$36,387
Ratios to Average Net Assets:
Expenses (c)	.20%	.20%	.21%	.21%	.22%
Net Investment Income	1.82%	1.97%	1.88%	1.83%	1.88%
Portfolio Turnover Rate (excluding short-term securities)	2.7%	3.5%	6.1%	4.8%	4.5%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
Financial Highlights        135

SFT Index 500 Fund
Financial Highlights
	Class 2 Shares Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$ 8.573	$ 7.693	$ 7.622	$ 6.737	$ 5.115
Income from Investment Operations:
Net Investment Income (a)	.148	.136	.124	.110	.095
Net Gains (Losses) (both realized and unrealized)	1.672	.744	(.053)	.775	1.527
Total from Investment Operations	1.820	.880	.071	.885	1.622
Net Asset Value, End of Period	$ 10.393	$ 8.573	$ 7.693	$ 7.622	$ 6.737
Total Return (b)	21.23%	11.44%	0.93%	13.13%	31.71%
Net Assets, End of Period (in thousands)	$708,275	$609,796	$577,069	$585,532	$540,439
Ratios to Average Net Assets:
Expenses (c)	.45%	.45%	.46%	.46%	.47%
Net Investment Income	1.57%	1.72%	1.61%	1.56%	1.59%
Portfolio Turnover Rate (excluding short-term securities)	2.7%	3.5%	6.1%	4.8%	4.5%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
136        Financial Highlights

SFT International Bond Fund
Financial Highlights
	Class 1 Shares Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$2.499	$2.418	$2.517	$2.468	$2.464
Income from Investment Operations:
Net Investment Income (a)	.102	.064	.063	.074	.078
Net Gains (Losses) (both realized and unrealized)	(.068)	.017	(.162)	(.025)	(.074)
Total from Investment Operations	.034	.081	(.099)	.049	.004
Net Asset Value, End of Period	$2.533	$2.499	$2.418	$2.517	$2.468
Total Return (b)	1.38%	3.35%	(3.92)%	1.96%	0.17%
Net Assets, End of Period (in thousands)	$1,134	$1,097	$ 984	$ 938	$ 756
Ratios to Average Net Assets:
Expenses (c)	.98%	1.00%	.89%	.86%	.87%
Net Investment Income	3.97%	2.67%	2.55%	2.93%	3.18%
Portfolio Turnover Rate (excluding short-term securities)	58.7%	54.0%	42.4%	19.3%	17.7%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
Financial Highlights        137

SFT International Bond Fund
Financial Highlights
	Class 2 Shares Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$ 2.450	$ 2.376	$ 2.479	$ 2.438	$ 2.440
Income from Investment Operations:
Net Investment Income (a)	.093	.057	.056	.067	.071
Net Gains (Losses) (both realized and unrealized)	(.066)	.017	(.159)	(.026)	(.073)
Total from Investment Operations	.027	.074	(.103)	.041	(.002)
Net Asset Value, End of Period	$ 2.477	$ 2.450	$ 2.376	$ 2.479	$ 2.438
Total Return (b)	1.12%	3.09%	(4.16)%	1.70%	(0.08)%
Net Assets, End of Period (in thousands)	$106,869	$109,908	$112,548	$124,174	$128,885
Ratios to Average Net Assets:
Expenses (c)	1.23%	1.24%	1.14%	1.11%	1.12%
Net Investment Income	3.72%	2.42%	2.29%	2.69%	2.92%
Portfolio Turnover Rate (excluding short-term securities)	58.7%	54.0%	42.4%	19.3%	17.7%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
138        Financial Highlights

SFT Managed Volatility Equity Fund
Financial Highlights
	Year or Period Ended December 31,
	2017	2016	2015 (a)
Net Asset Value, Beginning of Period	$ 10.483	$ 10.064	$10.000
Income from Investment Operations:
Net Investment Income (b)	.169	.253	.066
Net Gains (Losses) (both realized and unrealized)	1.543	.166	(.002)
Total from Investment Operations	1.712	.419	.064
Net Asset Value, End of Period	$ 12.195	$ 10.483	$10.064
Total Return (c)	16.33%	4.16%	0.64%
Net Assets, End of Period (in thousands)	$261,481	$200,138	$25,514
Ratios to Average Net Assets:
Expenses Before Waiver (d)	.99%	1.09%	2.28% (f)
Expenses Net of Waiver (d)(e)	.80%	.80%	.80% (f)
Net Investment Income	1.48%	2.43%	5.53% (f)
Portfolio Turnover Rate (excluding short-term securities)	9.2%	8.5%	0.0%
(a)	The shares of the Fund became effectively registered under the Securities Act of 1933 on November 18, 2015.
(b)	Based on average shares outstanding during the year or period.
(c)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(d)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)	Ratio is net of fees waived by Securian AM.
(f)	Adjusted to an annual basis.
Financial Highlights        139

SFT Mortgage Securities Fund
Financial Highlights
	Class 1 Shares Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.924	$1.894	$1.835	$1.731	$1.761
Income from Investment Operations:
Net Investment Income (a)	.042	.042	.042	.031	.029
Net Gains (Losses) (both realized and unrealized)	.000	(.012)	.017	.073	(.059)
Total from Investment Operations	.042	.030	.059	.104	(.030)
Net Asset Value, End of Period	$1.966	$1.924	$1.894	$1.835	$1.731
Total Return (b)	2.22%	1.58%	3.21%	6.03%	(1.73)%
Net Assets, End of Period (in thousands)	$ 263	$ 269	$ 913	$ 813	$ 985
Ratios to Average Net Assets:
Expenses (c)	.68%	.65%	.64%	.63%	.68%
Net Investment Income	2.16%	2.18%	2.25%	1.73%	1.67%
Portfolio Turnover Rate (excluding short-term securities)	157.9%	85.8%	141.4%	232.2%	370.7%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
140        Financial Highlights

SFT Mortgage Securities Fund
Financial Highlights
	Class 2 Shares Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$ 1.886	$ 1.861	$ 1.808	$ 1.709	$ 1.744
Income from Investment Operations:
Net Investment Income (a)	.037	.035	.037	.026	.025
Net Gains (Losses) (both realized and unrealized)	.000	(.010)	.016	.073	(.060)
Total from Investment Operations	.037	.025	.053	.099	(.035)
Net Asset Value, End of Period	$ 1.923	$ 1.886	$ 1.861	$ 1.808	$ 1.709
Total Return (b)	1.96%	1.32%	2.95%	5.76%	(1.98)%
Net Assets, End of Period (in thousands)	$87,459	$91,261	$93,502	$97,348	$95,570
Ratios to Average Net Assets:
Expenses (c)	.93%	.90%	.89%	.88%	.93%
Net Investment Income	1.91%	1.83%	2.00%	1.48%	1.44%
Portfolio Turnover Rate (excluding short-term securities)	157.9%	85.8%	141.4%	232.2%	370.7%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
Financial Highlights        141

SFT Real Estate Securities Fund
Financial Highlights
	Class 1 Shares Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$4.526	$4.324	$4.108	$3.143	$3.100
Income from Investment Operations:
Net Investment Income (a)	.081	.074	.066	.062	.050
Net Gains (Losses) (both realized and unrealized)	.174	.128	.150	.903	(.007)
Total from Investment Operations	.255	.202	.216	.965	.043
Net Asset Value, End of Period	$4.781	$4.526	$4.324	$4.108	$3.143
Total Return (b)	5.63%	4.66%	5.25%	30.70%	1.40%
Net Assets, End of Period (in thousands)	$3,583	$3,085	$6,750	$5,489	$3,713
Ratios to Average Net Assets:
Expenses (c)	.85%	.82%	.84%	.85%	.90%
Net Investment Income	1.75%	1.68%	1.59%	1.70%	1.55%
Portfolio Turnover Rate (excluding short-term securities)	75.4%	78.0%	65.8%	85.4%	39.8%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
142        Financial Highlights

SFT Real Estate Securities Fund
Financial Highlights
	Class 2 Shares Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$ 4.436	$ 4.249	$ 4.047	$ 3.104	$ 3.069
Income from Investment Operations:
Net Investment Income (a)	.070	.063	.053	.050	.038
Net Gains (Losses) (both realized and unrealized)	.168	.124	.149	.893	(.003)
Total from Investment Operations	.238	.187	.202	.943	.035
Net Asset Value, End of Period	$ 4.674	$ 4.436	$ 4.249	$ 4.047	$ 3.104
Total Return (b)	5.37%	4.40%	4.99%	30.37%	1.15%
Net Assets, End of Period (in thousands)	$132,372	$143,139	$145,156	$141,391	$112,753
Ratios to Average Net Assets:
Expenses (c)	1.10%	1.08%	1.09%	1.10%	1.15%
Net Investment Income	1.55%	1.43%	1.30%	1.40%	1.18%
Portfolio Turnover Rate (excluding short-term securities)	75.4%	78.0%	65.8%	85.4%	39.8%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
Financial Highlights        143

SFT Ivysm Growth Fund
Financial Highlights
	Year or Period Ended December 31,
	2017	2016	2015	2014 (a)
Net Asset Value, Beginning of Period	$ 12.120	$ 12.012	$ 11.253	$ 10.000
Income from Investment Operations:
Net Investment Income (b)	.022	.034	.001	.011
Net Gains (Losses) (both realized and unrealized)	3.520	.074	.758	1.242
Total from Investment Operations	3.542	.108	.759	1.253
Net Asset Value, End of Period	$ 15.662	$ 12.120	$ 12.012	$ 11.253
Total Return (c)	29.22%	0.91%	6.74%	12.53%
Net Assets, End of Period (in thousands)	$504,437	$438,985	$479,081	$500,575
Ratios to Average Net Assets:
Expenses (d)	.97%	.98%	.97%	.96% (e)
Net Investment Income	.16%	.29%	.01%	.15% (e)
Portfolio Turnover Rate (excluding short-term securities)	40.5%	52.5%	31.6%	44.7%
(a)	The shares of the Fund became effectively registered under the Securities Act of 1933 on May 1, 2014.
(b)	Based on average shares outstanding during the year or period.
(c)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(d)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)	Adjusted to an annual basis.
144        Financial Highlights

SFT Ivysm Small Cap Growth Fund
Financial Highlights
	Year or Period Ended December 31,
	2017	2016	2015	2014 (a)
Net Asset Value, Beginning of Period	$ 12.611	$ 10.414	$ 10.810	$ 10.000
Income from Investment Operations:
Net Investment Income (b)	(.111)	(.076)	(.090)	(.048)
Net Gains (Losses) (both realized and unrealized)	3.302	2.273	(.306)	.858
Total from Investment Operations	3.191	2.197	(.396)	.810
Net Asset Value, End of Period	$ 15.802	$ 12.611	$ 10.414	$ 10.810
Total Return (c)	25.30%	21.10%	(3.66)%	8.10%
Net Assets, End of Period (in thousands)	$184,233	$163,294	$145,465	$182,284
Ratios to Average Net Assets:
Expenses (d)	1.22%	1.24%	1.19%	1.22% (e)
Net Investment Income	(.78)%	(.68)%	(.80)%	(.71)% (e)
Portfolio Turnover Rate (excluding short-term securities)	54.4%	99.2%	65.4%	115.8%
(a)	The shares of the Fund became effectively registered under the Securities Act of 1933 on May 1, 2014.
(b)	Based on average shares outstanding during the year or period.
(c)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(d)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)	Adjusted to an annual basis.
Financial Highlights        145

SFT T. Rowe Price Value Fund
Financial Highlights
	Year or Period Ended December 31,
	2017	2016	2015	2014 (a)
Net Asset Value, Beginning of Period	$ 11.747	$ 10.617	$ 10.836	$ 10.000
Income from Investment Operations:
Net Investment Income (b)	.153	.173	.119	.077
Net Gains (Losses) (both realized and unrealized)	2.033	.957	(.338)	.759
Total from Investment Operations	2.186	1.130	(.219)	.836
Net Asset Value, End of Period	$ 13.933	$ 11.747	$ 10.617	$ 10.836
Total Return (c)	18.61%	10.65%	(2.02)%	8.36%
Net Assets, End of Period (in thousands)	$226,215	$208,513	$207,698	$233,202
Ratios to Average Net Assets:
Expenses (d)	1.03%	1.03%	1.01%	1.02% (e)
Net Investment Income	1.20%	1.59%	1.10%	1.10% (e)
Portfolio Turnover Rate (excluding short-term securities)	90.4%	102.9%	65.0%	105.1%
(a)	The shares of the Fund became effectively registered under the Securities Act of 1933 on May 1, 2014.
(b)	Based on average shares outstanding during the year or period.
(c)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(d)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)	Adjusted to an annual basis.
146        Financial Highlights

SFT Wellington Core Equity Fund (formerly SFT Pyramis® Core Equity Fund)
Financial Highlights
	Class 1 Shares Year or Period Ended December 31,
	2017	2016	2015	2014 (a)
Net Asset Value, Beginning of Period	$11.834	$11.261	$11.148	$10.000
Income from Investment Operations:
Net Investment Income (b)	.084	.089	.075	.053
Net Gains (Losses) (both realized and unrealized)	2.451	.484	.038	1.095
Total from Investment Operations	2.535	.573	.113	1.148
Net Asset Value, End of Period	$14.369	$11.834	$11.261	$11.148
Total Return (c)	21.42%	5.09%	1.01%	11.48%
Net Assets, End of Period (in thousands)	$ 706	$ 696	$ 587	$ 663
Ratios to Average Net Assets:
Expenses (d)	.85%	.80%	.78%	.86% (e)
Net Investment Income	.64%	.80%	.66%	.74% (e)
Portfolio Turnover Rate (excluding short-term securities)	138.0%	88.8%	84.6%	54.2%
(a)	The shares of the Fund became effectively registered under the Securities Act of 1933 on May 1, 2014.
(b)	Based on average shares outstanding during the year or period.
(c)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(d)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)	Adjusted to an annual basis.
Financial Highlights        147

SFT Wellington Core Equity Fund (formerly SFT Pyramis® Core Equity Fund)
Financial Highlights
	Class 2 Shares Year or Period Ended December 31,
	2017	2016	2015	2014 (a)
Net Asset Value, Beginning of Period	$ 11.755	$ 11.214	$ 11.129	$ 10.000
Income from Investment Operations:
Net Investment Income (b)	.051	.060	.046	.035
Net Gains (Losses) (both realized and unrealized)	2.432	.481	.039	1.094
Total from Investment Operations	2.483	.541	.085	1.129
Net Asset Value, End of Period	$ 14.238	$ 11.755	$ 11.214	$ 11.129
Total Return (c)	21.12%	4.83%	0.76%	11.29%
Net Assets, End of Period (in thousands)	$120,185	$113,799	$128,297	$141,272
Ratios to Average Net Assets:
Expenses (d)	1.10%	1.05%	1.03%	1.11% (e)
Net Investment Income	.40%	.54%	.41%	.49% (e)
Portfolio Turnover Rate (excluding short-term securities)	138.0%	88.8%	84.6%	54.2%
(a)	The shares of the Fund became effectively registered under the Securities Act of 1933 on May 1, 2014.
(b)	Based on average shares outstanding during the year or period.
(c)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(d)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)	Adjusted to an annual basis.
148        Financial Highlights

Service Providers
Investment Adviser
Securian Asset Management, Inc.
400 Robert Street North
St. Paul, MN 55101
(800) 665-6005
Investment Sub-Advisers
SFT International Bond Fund
Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906
(800) 342-5236
SFT IvySM Growth Fund and SFT IvySM Small Cap Growth Fund
Ivy Investment Management Company
6300 Lamar Avenue
Overland Park, KS 66202-4247
(888) 923-3355
SFT T. Rowe Price Value Fund
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
(800) 638-7890
SFT Wellington Core Equity Fund
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
(617) 951-5000
Administrative Services Agent
Securian Financial Group, Inc.
(800) 995-3850
Underwriter
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, MN 55101-2098
(800) 820-4205
Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Independent Registered Public Accounting Firm
KPMG LLP
General Counsel
Dorsey & Whitney LLP
Independent Legal Counsel to Independent Trustees
Faegre Baker Daniels LLP

Service Providers        149

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150

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        151

Additional Information About the Trust
The Trust’s annual and semiannual reports include information about securities holdings and other financial information for each Fund. In the Trust’s annual report you will also find a discussion of recent market conditions, economic trends and investment strategies that affected the Funds during the latest fiscal year.
A Statement of Additional Information (SAI) provides further information about the Trust and the Funds. The current SAI is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).
How to Obtain Additional Information. The SAI and the Trust’s annual and semiannual reports are available without charge at SecurianFunds.com/prospectus or upon request. You may obtain additional information or make any inquiries:
By Telephone – Call 1-800-995-3850
By Mail – Write to Minnesota Life Insurance Company, 400 Robert Street North, St. Paul, Minnesota 55101-2098
Information about the Trust (including the SAI and annual and semiannual reports) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (telephone 1-202-551-8090 or 1-800-SEC-0330). This information and other reports about the Trust are also available on the SEC’s World Wide Web site at http://www.sec.gov. Copies of this information may be obtained by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or obtained by electronic request to: publicinfo@sec.gov. You will be charged a duplicating fee for copies.
Investment Company Act No. 811-04279
©2012, 2018 Minnesota Life Insurance Company. All rights reserved.
152        Additional Information About the Trust

STATEMENT OF ADDITIONAL INFORMATION
SECURIAN FUNDS TRUST
•	SFT Core Bond Fund — Class 1 and Class 2 (formerly SFT Advantus Bond Fund)
•	SFT Dynamic Managed Volatility Fund (formerly SFT Advantus Dynamic Managed Volatility Fund)
•	SFT Government Money Market Fund (formerly SFT Advantus Government Money Market Fund)
•	SFT Index 400 Mid-Cap Fund — Class 1 and Class 2 (formerly SFT Advantus Index 400 Mid-Cap Fund)
•	SFT Index 500 Fund — Class 1 and Class 2 (formerly SFT Advantus Index 500 Fund)
•	SFT International Bond Fund — Class 1 and Class 2 (formerly SFT Advantus International Bond Fund)
•	SFT Managed Volatility Equity Fund (formerly SFT Advantus Managed Volatility Equity Fund)
•	SFT Mortgage Securities Fund — Class 1 and Class 2 (formerly SFT Advantus Mortgage Securities Fund)
•	SFT Real Estate Securities Fund — Class 1 and Class 2 (formerly SFT Advantus Real Estate Securities Fund)
•	SFT Ivysm Growth Fund
•	SFT Ivysm Small Cap Growth Fund
•	SFT T. Rowe Price Value Fund
•	SFT Wellington Core Equity Fund — Class 1 and Class 2
May 1, 2018
This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the separate Prospectus dated May 1, 2018, and should be read in conjunction therewith.
The audited Annual Report, dated December 31, 2017, and the unaudited Semiannual Report, dated June 30, 2017, of Securian Funds Trust, which either accompany this Statement of Additional Information or have previously been provided to the investor to whom this Statement of Additional Information is being sent, are incorporated herein by reference.
A copy of the Prospectus, Annual Report and Semiannual Report may be obtained by telephone from Minnesota Life Insurance Company (“Minnesota Life”) and Securian Life Insurance Company (“Securian Life”) at (800) 995-3850 or by writing to Minnesota Life at 400 Robert Street North, St. Paul, Minnesota 55101-2098. Copies are also available at SecurianFunds.com/prospectus.

General Information and History
Securian Funds Trust (the “Trust”), is a Delaware statutory trust, each of whose Funds operates as a no-load, diversified, open-end management investment company, except that the SFT International Bond Fund operates as a non-diversified, open-end management investment company. The Trust was organized on July 8, 2011. On May 1, 2012, the Trust adopted and amended the registration statement of Advantus Series Fund, Inc. (the “Series Fund”), as filed with the Securities and Exchange Commission (the “SEC”), pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by both the Board of Directors of the Series Fund and the Board of Trustees of the Trust on July 28, 2011, and approved by a majority of the shareholders of each Portfolio of the Series Fund on October 21, 2011. Pursuant to the Plan of Reorganization, each Portfolio of the Series Fund was reorganized into a separate Fund of the Trust effective as of May 1, 2012. The successor Funds of the Trust have the same investment adviser, investment objectives, principal investment strategies and risks as the corresponding predecessor Portfolios of the Series Fund. Expenses of each successor Fund did not increase as a result of the Reorganization.
Subsequent to the reorganization, the SFT Dynamic Managed Volatility Fund and SFT Managed Volatility Equity Fund commenced operations on May 1, 2013 and November 18, 2015, respectively.
Also subsequent to the reorganization, the SFT T. Rowe Price Value Fund, SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund and SFT Wellington Core Equity Fund (the “New Funds”) commenced business on May 1, 2014. Each of the New Funds is a “Replacement Portfolio” for two or more “Existing Portfolios.” The Existing Portfolios are unaffiliated investment companies previously available as investment options in certain variable annuity contracts and variable life insurance policies (“Contracts”) issued by Minnesota Life Insurance Company (“Minnesota Life”) and its affiliate, Securian Life Insurance Company (“Securian Life”). On May 1, 2014, assets attributable to Existing Portfolios held under the Contracts were moved to Replacement Portfolios (i.e., the New Funds) pursuant to a so-called “substitution order” issued by the SEC on April 24, 2014 (the “SEC Order”). [Rel. No. IC-31028; 812-14203]
For the substitutions involving the SFT Ivysm Growth, SFT Ivysm Small Cap Growth, SFT T. Rowe Price Value and SFT Wellington Core Equity Funds the Existing Portfolios transferred portfolio securities to the Replacement Portfolios (rather than or in addition to cash), and such securities were used to purchase shares in the Replacement Portfolios (i.e., SFT Ivysm Growth, SFT Ivysm Small Cap Growth, SFT T. Rowe Price Value and SFT Wellington Core Equity Funds).
Absent exemptive relief provided in the SEC Order, such “in kind” transactions would be prohibited by Section 17(a) of the Investment Company Act of 1940 (the “1940 Act”). As a condition to receiving the SEC Order, the Section 17 Applicants (Securian Funds Trust, Minnesota Life, Securian Life and the Separate Accounts as defined in the SEC Order Application dated August 22, 2013, as amended on March 27, 2014 [812-14203]) have represented that any in-kind transactions will take place only if such transactions are consistent with the investment policies of both the applicable Existing and Replacement Portfolios and in compliance with the conditions of Rule 17a-7 under the 1940 Act, excluding the cash consideration requirement.
At a Board of Trustees meeting held January 30, 2014, the Trust’s then current Rule 17a-7 Procedures were modified to authorize the “in kind” transactions described above without the receipt of cash consideration. At the same meeting the Trust’s Board of Trustees approved a resolution to the effect that the transactions described above (and in the SEC Exemptive Order Application) were consistent with the policies of the Trust.

The Trust is a series trust, which means that it has several different Funds. The Funds in the Trust are as follows:
•	SFT Core Bond Fund
•	SFT Dynamic Managed Volatility Fund
•	SFT Government Money Market Fund
•	SFT Index 400 Mid-Cap Fund
•	SFT Index 500 Fund
•	SFT International Bond Fund
•	SFT Managed Volatility Equity Fund
•	SFT Mortgage Securities Fund
•	SFT Real Estate Securities Fund
•	SFT Ivysm Growth Fund
•	SFT Ivysm Small Cap Growth Fund
•	SFT T. Rowe Price Value Fund
•	SFT Wellington Core Equity Fund
Each Fund currently offers its shares in two classes (Class 1 and Class 2), except that the SFT Dynamic Managed Volatility Fund, SFT Government Money Market Fund, SFT Managed Volatility Equity Fund, SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund and SFT T. Rowe Price Value Fund each offers shares in only one class. Class 2 shares and the SFT Dynamic Managed Volatility Fund, SFT Government Money Market Fund, SFT Managed Volatility Equity Fund, SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund and SFT T. Rowe Price Value Fund are subject to a 12b-1 distribution fee. Class 1 shares are NOT subject to a 12b-1 distribution fee.
The investment adviser of the Trust is Securian Asset Management, Inc. (“Securian AM” or the “Adviser”). Prior to May 1, 2018, Securian AM was known as Advantus Capital Management, Inc. Securian AM has entered into separate investment sub-advisory agreements with: Franklin Advisers, Inc. (“Franklin”) pursuant to which Franklin serves as investment sub-adviser to the Trust’s International Bond Fund; Ivy Investment Management Company (“IICO”) pursuant to which IICO serves as investment sub-adviser to the Trust’s SFT Ivysm Growth Fund and SFT Ivysm Small Cap Growth Fund; T. Rowe Price Associates, Inc. (“T. Rowe Price”) pursuant to which T. Rowe Price serves as investment sub-adviser to the Trust’s SFT T. Rowe Price Value Fund; and Wellington Management Company LLP (“Wellington Management”) pursuant to which Wellington Management serves as an investment sub-adviser to the Trust’s SFT Wellington Core Equity Fund.
Currently, the shares of the Trust are sold only to Minnesota Life, a Minnesota corporation, and to separate accounts of Securian Life, an indirect wholly-owned subsidiary of Minnesota Life domiciled in the State of Minnesota. The separate accounts, which will be the owners of the shares of the Trust, will invest in the shares of each Fund in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies (the “Contracts”). Shares of the Trust may in the future also be offered to separate accounts of other participating life insurance companies or to participating qualified plans. Minnesota Life and its subsidiary, Securian Life, through their separate accounts which fund the Contracts, owned 100% of the shares outstanding of each Fund of the Trust as of December 31, 2017. As a result, Minnesota Life is a controlling person of the Trust and through its ownership of shares of the Trust, may elect all the trustees of the Trust and approve other Trust actions. Minnesota Life’s address is 400 Robert Street North, St. Paul, Minnesota 55101-2098.

Investment Objectives and Policies
The investment objectives and principal investment policies of each of the Funds are set forth in the text of the Trust’s Prospectus under “Detailed Fund Information.” This section contains detailed descriptions of the investment policies of the Funds as identified in the Trust’s Prospectus.
Fund Names and Investment Policies
The SFT Core Bond, SFT Mortgage Securities, SFT Index 500, SFT Index 400 Mid-Cap, SFT Managed Volatility Equity Fund, SFT International Bond, SFT Real Estate Securities, SFT Ivysm Small Cap Growth and SFT Wellington Core Equity Funds of the Trust have names that suggest a focus on a particular type of investment or index. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”), each of those Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The names of these Funds may be changed at any time by a vote of the Trust’s Board of Trustees. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.
Debt and Money Market Securities — Non-Money Market Funds
The non-money market funds may invest in long, intermediate and short-term debt securities from various industry classifications and money market instruments. Such instruments may include the following:
•	Corporate obligations which at the time of purchase are rated within the four highest grades (Baa3 or BBB- or higher) assigned by Standard & Poor’s Corporation (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) or any other independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser, as the case may be. To the extent that a Fund invests in securities rated BBB or Baa by S&P or Moody’s, respectively, or in securities of equivalent quality, it will be investing in securities which have speculative elements. In addition, the SFT Core Bond Fund and SFT Mortgage Securities Fund may each invest up to 10% of their respective net assets in debt securities rated below BBB or Baa by S&P or Moody’s, respectively. The SFT International Bond Fund may also invest up to 25% of its total assets in securities that are rated below investment grade or unrated but deemed by the Fund’s sub-adviser to be of comparable quality. The SFT T. Rowe Price Value Fund may also invest up to 10% of its total assets in debt securities rated below BBB or Baa by S&P or Moody’s, respectively (convertible securities are not included within this limit). See “Low Rated and Unrated Debt Securities” below. For a description of the ratings used by Moody’s and S& P, see Appendix B (“Bond and Commercial Paper Ratings”) below.
•	Obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.
•	Debt obligations of banks.
The SFT Core Bond Fund, SFT Mortgage Securities Fund, SFT Real Estate Securities Fund and SFT T. Rowe Price Value Fund may each purchase U.S. dollar denominated debt securities of foreign governments and companies which are publicly traded in the United States and rated within the four highest grades assigned by S&P or Moody’s, (Baa3 or BBB- or higher) or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser. The SFT Real Estate Securities Fund may also purchase similarly rated securities of Canadian issuers which are not U.S. dollar denominated or publicly traded in the U.S. See “Foreign Securities” below.
The SFT International Bond Fund and SFT T. Rowe Price Value Fund may also purchase debt securities of foreign companies and debt securities issued or guaranteed by foreign governments or any of their agencies, instrumentalities or political subdivisions, or by supranational organizations. The SFT International Bond Fund may invest in fixed-income securities issued or guaranteed by supranational organizations. Such organizations are entities designated or supported by a government or government entity to promote economic development, and include, among others, the Asian Development Bank, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by members at the entity’s call), reserves and net income. Securities issued by supranational organizations may be denominated in U.S. dollars or in foreign currencies. Securities issued or guaranteed by supranational organizations are considered by the SEC to be securities in the same industry. Therefore, the SFT International Bond Fund will not concentrate 25% or more of the value of its assets in securities of a single supranational organization. The SFT Managed Volatility Equity Fund may purchase short-term debt securities and money market instruments consistent with its principal investment strategy. In addition, the SFT Managed Volatility Equity Fund may purchase other, longer-term corporate obligations or obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities as a non-principal investment strategy.
In addition to the instruments described above, which will generally be long-term, but may be purchased by the Funds within one year of the date of a security’s maturity, the Funds may also purchase other high quality securities including:
•	Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations, savings banks which have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks and U.S. branches or agencies of foreign banks which meet the above-stated asset size; and obligations of any U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations purchased does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.
•	Obligations of the International Bank for Reconstruction and Development.
•	Commercial paper issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-1 by Moody’s or A-1 by S&P, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, issued by a corporation having an outstanding debt issue rated Aa or better by Moody’s or AA or better by S&P, or rated at a comparable level by another independent nationally-recognized rating agency.
The Funds may also invest in securities which are unrated if the Fund’s investment adviser or sub-adviser, as the case may be, determines that such securities are of equivalent investment quality to the rated securities described above. In the case of “split-rated” securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by S&P and Ba by Moody’s), it is the Fund’s general policy to classify such securities at the higher rating level where, in the judgment of the Fund’s investment adviser or sub-adviser, such classification reasonably reflects the security’s quality and risk.
The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Fund’s net asset value.
The Funds may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is the Funds’ general policy to dispose of such down-graded securities except when, in the judgment of the Funds’ investment adviser or sub-adviser, it is to the Funds’ advantage to continue to hold such securities. In no event, however, will any Fund (except the SFT International Bond Fund) hold in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the Fund. This 5% is in addition to securities which the Fund may otherwise purchase under its usual investment policies.
The reliance on credit ratings in evaluating securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. They do not purport to reflect the risk of fluctuations in market value of the debt securities and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. The credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Additionally, rating agencies may have a financial interest in generating business from the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating. Additionally, Congress and the Treasury have been in discussions about rating agencies’ role in recent financial turmoil and potential legislation in an effort to reform rating agencies. It is uncertain how such legislation or additional regulation by the SEC might impact the ratings agency business and the investment manager’s investment process.
Adjustable Rate Securities (“ARS”)
The SFT International Bond Fund and SFT T. Rowe Price Value Fund each may invest in adjustable rate securities. These are debt securities with interest rates that are adjusted periodically pursuant to a pre-set formula and interval. The interest rates on ARS are readjusted periodically to an amount above the chosen interest rate index. These readjustments occur at intervals ranging from one to sixty months. Movements in the relevant index on which adjustments are based, as well as the applicable spread relating to the ARS, will affect the interest paid on ARS and, therefore, the current income earned by the Funds by investing in ARS. The degree of volatility in the market value of the securities held by the Funds and of the net asset value of the Funds’ shares will be a function primarily of the length of the adjustment period and the degree of volatility in the applicable indices. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the securities. These maximum increases and decreases are typically referred to as “caps” and “floors,” respectively. The SFT International Bond Fund does not seek to maintain an overall average cap or floor, although Franklin will consider caps or floors in selecting ARS for the Fund.
During periods when short-term interest rates move within the caps and floors of an ARS, the fluctuation in market value of the ARS is expected to be relatively limited, since the interest rates on the ARS generally adjust to market rates within a short period of time. In periods of substantial short-term volatility in interest rates, the value of an ARS may fluctuate more substantially because its the cap and floor may not permit the interest rates to adjust to the full extent of the movements in the market rates during any one adjustment period. In the event of dramatic increases in interest rates, the lifetime caps on the ARS may prevent the securities from adjusting to prevailing rates over the term of the security. In this case, the market value of the ARS may be substantially reduced.

Bank Obligations
Bank obligations, or instruments secured by bank obligations, include fixed, floating or variable rate certificates of deposit (“CDs”), letters of credit, time deposits, bank notes and bankers’ acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable deposits that are held in a banking institution for a specified time at a stated interest rate. Bankers’ acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank “accepts” a bankers’ acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity.
The SFT International Bond Fund and SFT T. Rowe Price Value Fund each may invest in obligations of U.S. banks, foreign branches of U.S. banks, foreign branches of foreign banks, and U.S. branches of foreign banks that have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities. The Funds may invest in dollar-denominated certificates of deposit and bankers’ acceptances of foreign and domestic banks having total assets in excess of $1 billion, certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion, or cash and time deposits with banks in the currency of any major nation.
Exchange-Traded Notes (“ETNs”)
ETNs are also generally unsecured bank obligations. More specifically, ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. ETNs are also subject to counterparty risk and fixed income risk.
Floating Interest Rate Investments
The SFT International Bond Fund, SFT Mortgage Securities Fund, and SFT T. Rowe Price Value Fund may each invest in floating interest rate investments. A floating interest rate investment is a debt security, the rate of interest on which is usually established as the sum of a base lending rate plus a specified margin. The base lending rates generally are the London Inter-Bank Offered Rate (LIBOR), the Prime Rate of a designated U.S. bank, the CD Rate, or another base lending rate used by lenders loaning money to companies, so-called commercial lenders. The interest rate on Prime Rate-based loans and securities floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based loans and securities is reset periodically, typically at regular intervals ranging between 30 days and one year. Certain floating interest rate investments may permit the borrower to select an interest rate reset period of up to one year. Investments with longer interest rate reset periods or fixed interest rates may fluctuate more in price as a result of changes in interest rates. Some floating interest rate investments may have the additional feature of converting into a fixed rate instrument after certain periods of time or under certain circumstances.

Low Rated and Unrated Debt Securities
The SFT Core Bond Fund, SFT Dynamic Managed Volatility Fund, and SFT Mortgage Securities Fund may each invest up to 10% of their respective net assets in corporate bonds and mortgage-related securities, including convertible securities, which, at the time of acquisition, are rated below “investment grade” (i.e. below BBB- or Baa3 by S&P or Moody’s, respectively), or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser, as the case may be. The SFT T. Rowe Price Value Fund may invest up to 10% of its total assets in corporate bonds and mortgage-related securities, which, at the time of acquisition, are rated below investment grade. The 10% limit for the SFT T. Rowe Price Value Fund does not include convertible securities. Each of these Funds may also hold an additional 5% of its net assets in securities rated below “investment grade” (i.e. below Baa3 or BBB-) where such securities were investment grade at the time of purchase but subsequently down-graded to a rating not otherwise eligible for purchase by the Fund (see “Debt and Money Market Securities — Non-Money Market Funds” above). Debt securities rated below the four highest categories (below Baa3 by Moody’s or BBB- by S&P) are not considered investment grade obligations and are commonly called “junk bonds.” These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.
The SFT International Bond Fund may not invest more than 25% of its total assets in lower rated securities. It may buy debt securities that are rated C or better by Moody’s and S&P or unrated debt that Franklin deems to be of comparable quality. Debt securities rated C by Moody’s are the lowest rated debt securities and are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated C by S&P are regarded as speculative and this rating typically applies to debt securities that are subordinate to senior debt securities that also have a speculative rating.
The Funds may also invest in unrated debt securities, which are debt securities not yet rated by an independent rating organization. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by Securian AM (or for the SFT International Bond Fund, Franklin) to determine whether to purchase unrated debt securities and if it is of comparable quality to rated securities.
Low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Funds’ shares.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve their respective investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.
Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.
Municipal Securities
The SFT International Bond Fund, SFT Core Bond Fund and SFT T. Rowe Price Value Fund may each invest in municipal securities. Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the “principal”) at maturity.
Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. These debt obligations are issued by the state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source.
The value of municipal securities may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of the Fund’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers.
Convertible Securities and Preferred Stock
Certain Funds may invest in debt or preferred stock convertible into or exchangeable for equity securities, as well as non-convertible preferred stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible securities can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. The SFT Real Estate Securities Fund will limit its purchase of convertible securities and preferred stocks to those that, at the time of purchase, are rated at least B or B2 by S& P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser. The SFT Core Bond Fund, SFT Dynamic Managed Volatility Fund, SFT Managed Volatility Equity Fund and SFT Mortgage Securities Fund will each limit its purchase of convertible securities, and preferred stocks in the case of the SFT Core Bond Fund, to those that, at the time of purchase, are rated at least BB or Ba by S&P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser. As an operating policy, none of these Funds will purchase a non-investment grade convertible security or preferred stock if immediately after such purchase such Fund would have more than 10% of its total assets invested in such securities. See “Low Rated and Unrated Debt Securities,” above.

Money Market Securities — Government Money Market Fund
Subject to the limitations under Rule 2a-7 (the “Rule”) of the Investment Company Act of 1940 (as described in “Investment Restrictions - Additional Restrictions” below), the SFT Government Money Market Fund will invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). In addition, under normal circumstances the Fund invests at least 80% of its net assets in government securities and/or repurchase agreements collateralized by government securities. For this purpose, a “government security” is a security issued or guaranteed as to principal and interest by:
•	the U.S. government; or
•	a person controlled or supervised by, and acting as an instrumentality of, the U.S. government pursuant to authority granted by the U.S. Congress.
The Fund may also invest a portion of its assets in shares of other money market funds, but only if such funds qualify as ‘government’ money market funds under applicable rules of the U.S. SEC.
U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the “full faith and credit” of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the issuer or instrumentality. The Fund invests only in U.S. dollar-denominated securities that mature in 397 calendar days or less from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days.
The Fund’s investments will comply with applicable rules of the SEC governing the type, quality, maturity and diversification of securities held by government money market funds. Prior to April 29, 2016 the Fund operated as a general money market fund and invested its assets in a variety of money market securities, including commercial paper, other domestic corporate obligations, and securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. Effective April 29, 2016, however, the Fund changed its name and converted to a ‘government money market fund’ as defined in the Rule. The Fund’s current principal investment strategies, as described above, are consistent with the limitations imposed by the Rule on a government money market fund’s investment of its assets.
By limiting the maturity of its investments as described above, the Fund seeks to lessen the changes in the value of its assets caused by market factors. The Fund intends to maintain a constant net asset value of $1.00 per share, but there can be no assurance it will be able to do so.
In 2008, Securian Financial Group, Inc. (“SFG”), the parent company of Securian AM, the investment adviser to the SFT Government Money Market Fund (the “Fund”) entered into an agreement to provide certain financial support to the Fund. Specifically, on September 19, 2008, Advantus Series Fund, Inc., the predecessor to Securian Funds Trust, entered into a “Capital Support Agreement” on behalf of the Fund with SFG. The agreement required Securian to provide capital support upon the occurrence of certain events relating to the market value of two securities held by the Fund at that time — American General Finance Corporation Commercial Paper (CUSIP #02635RK32) and AIG Funding, Inc. Commercial Paper (CUSIP #00137EKE4). On September 19, 2008, the book value of the securities were $2,000,000 and $2,500,000, respectively. No capital support was provided under the agreement. Both securities matured and the Fund was timely paid the face value of the securities. The Fund was required to disclose additional information about this event on Form N-CR and to file this form with the SEC. Any Form N-CR filing submitted by the Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

U.S. Government Obligations
Each of the Funds may invest in obligations of the U.S. government. These obligations are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the U.S. or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government established under the authority granted by Congress. Bills, notes and bonds issued by the U.S. Treasury are direct obligations of the U.S. government and differ in their interest rates, maturities and times of issuance. Securities issued or guaranteed by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government established under authority granted by Congress include but are not limited to, the Government National Mortgage Association (“GNMA”), the Export-Import Bank, the Student Loan Marketing Association, the U.S. Postal Service, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, the Federal Home Loan Bank, the Federal Financing Bank, the Federal Intermediate Credit Banks, the Federal Land Banks, the Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association and the Student Loan Marketing Association; others by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Financing Bank and the U.S. Postal Service; and others only by the credit of the issuing agency, authority or other instrumentality, such as securities of the Federal Home Loan Bank and the Federal National Mortgage Association (“FNMA”).
U.S. Treasury Inflation-Protection Securities
One type of U.S. government obligation is U.S. Treasury inflation-protection securities. The SFT Core Bond Fund, SFT International Bond Fund and SFT T. Rowe Price Value Fund may each invest in U.S. Treasury inflation-protection securities which are marketable book-entry securities issued by the United States Department of Treasury with a nominal return linked to the inflation rate in consumer prices. The index used to measure inflation is the non-seasonably adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers.
The principal value of an inflation-protection security is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. Some inflation-protection securities may be stripped into principal and interest components.
Obligations of Non-Domestic Banks
The Funds may invest in U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks. These investments may involve somewhat greater opportunity for income than the other money market instruments in which the Funds invest, but may also involve investment risks in addition to any risks associated with direct obligations of domestic banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions, as well as market and other factors which may affect the market for or the liquidity of such obligations. Generally, Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks are subject to fewer U.S. regulatory restrictions than those applicable to domestic banks, and London branches of U.S. banks may be subject to less stringent reserve requirements than domestic branches. Canadian chartered banks, U.S. branches and agencies of foreign banks, and London branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks. A Fund will not invest more than 25% of its total assets in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks.

Variable Amount Master Demand Notes
The SFT T. Rowe Price Value Fund may invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the Fund at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower’s consent. Thus, variable amount master demand notes are illiquid assets. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. The Fund’s investment adviser will monitor the creditworthiness of the borrower throughout the term of the variable amount master demand note.
Mortgage-Related Securities
The SFT Core Bond Fund, SFT Dynamic Managed Volatility Fund, SFT Managed Volatility Equity Fund, SFT Mortgage Securities Fund, SFT International Bond Fund and SFT T. Rowe Price Value Fund may each invest in mortgage-related securities (including securities which represent interests in pools of mortgage loans) issued by government (some of which may be U.S. government agency issued or guaranteed securities as described herein) and non-government entities such as banks, mortgage lenders or other financial institutions. These securities may include both collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage loans are originated and formed into pools by various organizations, including the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and various private organizations including commercial banks and other mortgage lenders. Payments on mortgage-related securities generally consist of both principal and interest, with occasional repayments of principal due to refinancings, foreclosures or certain other events. Some mortgage-related securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals. Certain mortgage-related securities, such as GNMA securities, entitle the holder to receive such payments, regardless of whether or not the mortgagor makes loan payments; certain mortgage-related securities, such as FNMA securities, guarantee the timely payment of interest and principal; certain mortgage-related securities, such as FHLMC securities, guarantee the timely payment of interest and ultimate collection of principal; and certain mortgage-related securities contain no such guarantees but may offer higher rates of return. No mortgage-related securities guarantee the Fund’s yield or the price of its shares.
Each Fund expects its investments in mortgage-related securities to be primarily in high-grade mortgage-related securities either: (a) issued by GNMA, FNMA or FHLMC or other U.S. government owned or sponsored corporations or (b) rated A or better by S&P or Moody’s, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser, as the case may be. The Funds may invest in mortgage-related securities rated BBB or Baa by S&P or Moody’s, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by each Fund’s investment adviser or sub-adviser, as the case may be, when deemed by the Fund’s investment adviser or sub-adviser to be consistent with the Fund’s respective objective. To the extent that a Fund invests in securities rated BBB or Baa by S&P or Moody’s, respectively, it will be investing in securities which have speculative elements. (Each of these Funds may also invest a portion of its assets in securities rated below BBB or Baa by S&P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser. See “Low Rated and Unrated Debt Securities” and “Convertible Securities,” above, for more information.) The SFT Mortgage Securities Fund may not invest more than 35% of its total assets in securities rated BBB or Baa or lower by S&P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser. For further information about the characteristics and risks of mortgage-related securities, and for a description of the ratings used by Moody’s and S&P, see Appendix A and B (“Mortgage-Related Securities” and “Bond and Commercial Paper Ratings”) below.
In some cases, these instruments may be secured by obligations of Alt A and sub-prime residential mortgage borrowers, which exposes the Fund to a greater risk that the security’s issuer will not make payments on the security when due. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Securities backed by obligations of sub-prime and Alt A mortgage borrowers are subject to the risk of precipitous ratings downgrades, and even default. They are also more likely to present valuation problems and are more likely to become less liquid, or even illiquid, than securities backed only by obligations of prime mortgage borrowers. The purchase of securities with exposure to risks associated with sub-prime or Alt A mortgage lending is not a principal investment strategy.
U.S. Government Mortgage-Related Securities
A governmental guarantor (i.e., backed by the full faith and credit of the U.S. government) of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.
FHLMC is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly traded. FHLMC issues Participation Certificates (“PCs”) which represent interests in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and principal on most PCs. There are some PCs, however, on which FHLMC guarantees the timely payment of interest but only the ultimate payment of principal. PCs are not backed by the full faith and credit of the U.S. government.
In September of 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. As part of this appointment the U.S. Treasury agreed to provide additional capital to FNMA and FHLMC.

Non-Governmental Mortgage-Related Securities
The SFT Dynamic Managed Volatility Fund, SFT Managed Volatility Equity Fund, SFT Mortgage Securities Fund, SFT Core Bond Fund, SFT International Bond Fund, and SFT T. Rowe Price Value Fund each may invest in non-governmental mortgage-related securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may in addition be the originators and servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance, guarantees and credit enhancements, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Fund’s investment adviser determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Funds will not purchase mortgage-related securities or any other assets which in its investment adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.
In some cases, these instruments may be secured by obligations of Alt A and sub-prime residential mortgage borrowers, which exposes the Fund to a greater risk that the security’s issuer will not make payments on the security when due. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Securities backed by obligations of sub-prime and Alt A mortgage borrowers are subject to the risk of precipitous ratings downgrades, and even default. They are also more likely to present valuation problems and are more likely to become less liquid, or even illiquid, than securities backed only by obligations of prime mortgage borrowers. The purchase of securities with exposure to risks associated with sub-prime or Alt A mortgage lending is not a principal investment strategy.
Collateralized Mortgage Obligations
The SFT Core Bond Fund, SFT Dynamic Managed Volatility Fund, SFT Managed Volatility Equity Fund, SFT Mortgage Securities Fund, SFT International Bond Fund, and SFT T. Rowe Price Value Fund may each invest in collateralized mortgage obligations (“CMOs”), in which several different series of bonds or certificates secured by pools of mortgage-backed securities or mortgage loans, are issued. The series differ from each other in terms of the priority rights which each has to receive cash flows with the CMO from the underlying collateral. Each CMO series may also be issued in multiple classes. Each class of a CMO series, often referred to as a “tranche,” is usually issued at a specific coupon rate and has a stated maturity. The underlying security for the CMO may consist of mortgage-backed securities issued or guaranteed by U.S. government agencies or whole loans. CMOs backed by U.S. government agency securities retain the credit quality of such agency securities and therefore present minimal credit risk. CMOs backed by whole loans typically carry various forms of credit enhancements to protect against credit losses and provide investment grade ratings. Unlike traditional mortgage pass-through securities, which simply pass through interest and principal on a pro rata basis as received, CMOs allocate the principal and interest from the underlying mortgages among the several classes or branches of the CMO in many ways. All residential, and some commercial, mortgage-related securities are subject to prepayment risk. A CMO does not eliminate that risk, but, by establishing an order of priority among the various tranches for the receipt and timing of principal payments, it can reallocate that risk among the tranches. Therefore, the stream of payments received by a CMO bondholder may differ dramatically from that received by an investor holding a traditional pass-through security backed by the same collateral.
In the traditional form of CMO, interest is paid currently on all tranches but principal payments are applied sequentially to retire each tranche in order of stated maturity. Traditional sequential payment CMOs have evolved into numerous more flexible forms of CMO structures which can vary frequency of payments, maturities, prepayment risk and performance characteristics. The differences between these new types of CMOs relate primarily to the manner in which each varies the amount and timing of principal and interest received by each tranche from the underlying collateral. Under all but the sequential payment structures, specific tranches of CMOs have priority rights over other tranches with respect to the amount and timing of cash flow from the underlying mortgages.
The primary risk associated with any mortgage security is the uncertainty of the timing of cash flows; specifically, uncertainty about the possibility of either the receipt of unanticipated principal in falling interest rate environments (prepayment or call risk) or the failure to receive anticipated principal in rising interest rate environments (extension risk). In a CMO, that uncertainty may be allocated to a greater or lesser degree to specific tranches depending on the relative cash flow priorities of those tranches. By establishing priority rights to receive and reallocate payments of prepaid principal, the higher priority tranches are able to offer better call protection and extension protection relative to the lower priority classes in the same CMO. For example, when insufficient principal is received to make scheduled principal payments on all tranches, the higher priority tranches receive their scheduled premium payments first and thus bear less extension risk than lower priority tranches. Conversely, when principal is received in excess of scheduled principal payments on all tranches (call risk), the lower priority tranches are required to receive such excess principal until they are retired and thus bear greater prepayment risk than the higher priority tranches. Therefore, depending on the type of CMO purchased, an investment may be subject to a greater or lesser risk of prepayment, and experience a greater or lesser volatility in average life, yield, duration and price, than other types of mortgage-related securities. A CMO tranche may also have a coupon rate which resets periodically at a specified increment over an index. These floating rate CMOs are typically issued with lifetime caps on the level to which the floating coupon rate is allowed to rise. The Fund may invest in such securities, usually subject to a cap, provided such securities satisfy the same requirements regarding cash flow priority applicable to the Fund’s purchase of CMOs generally. CMOs are typically traded over the counter (“OTC”) rather than on centralized exchanges. Because CMOs of the type purchased by the Fund tend to have relatively more predictable yields and are relatively less volatile, they are also generally more liquid than CMOs with greater prepayment risk and more volatile performance profiles.
The SFT Core Bond Fund, SFT Mortgage Securities Fund, SFT International Bond Fund, and SFT T. Rowe Price Value Fund may each also purchase CMOs known as “accrual” or “Z” bonds. An accrual or Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value. As an operating policy, the SFT Core Bond Fund and SFT Mortgage Securities Fund will not purchase a Z bond if the respective Fund’s aggregate investment in Z bonds which are then still in their accrual periods would exceed 20% of the Fund’s total assets (Z bonds which have begun to receive cash payments are not included for purposes of this 20% limitation).
The SFT Core Bond Fund, SFT Mortgage Securities Fund, SFT International Bond Fund, and SFT T. Rowe Price Value Fund may each also invest in inverse or reverse floating CMOs. Inverse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index. Accordingly, the coupon rate will increase as interest rates decrease. The Fund would be adversely affected, however, by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate will decrease as interest rates increase, and, like other mortgage-related securities, the value will decrease as interest rates increase. Inverse or reverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs, and usually carry a lower cash flow priority. As an operating policy, the SFT Core Bond Fund and SFT Mortgage Securities Fund will treat inverse floating rate CMOs as illiquid and, therefore, will limit its investments in such securities, together with all other illiquid securities, to 15% of such Fund’s net assets.
In some cases, these instruments may be secured by obligations of Alt A and sub-prime residential mortgage borrowers, which exposes the Fund to a greater risk that the security’s issuer will not make payments on the security when due. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Securities backed by obligations of sub-prime and Alt A mortgage borrowers are subject to the risk of precipitous ratings downgrades, and even default. They are also more likely to present valuation problems and are more likely to become less liquid, or even illiquid, than securities backed only by obligations of prime mortgage borrowers. The purchase of securities with exposure to risks associated with sub-prime or Alt A mortgage lending is not a principal investment strategy.
Structured Investments
The SFT Core Bond Fund, SFT Dynamic Managed Volatility Fund, SFT Mortgage Securities Fund, SFT International Bond Fund, and SFT T. Rowe Price Value Fund may each invest in structured investments where the underlying instruments in such structured investments are mortgage-related securities, asset-backed securities or other debt securities in which the Funds may otherwise invest.
Structured investments are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities typically are organized by investment banking firms that receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.
The SFT Core Bond, SFT Dynamic Managed Volatility, SFT Mortgage Securities, SFT International Bond Funds, and SFT T. Rowe Price Value Fund are each permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund’s purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying instruments, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund’s assets that may be used for borrowing activities.
Certain issuers of structured investments may be deemed to be “investment companies” as defined in the Investment Company Act of 1940 (the “1940 Act”). As a result, the Funds’ investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments typically are sold in private placement transactions to institutional investors such as the Funds, and there generally is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Funds’ restrictions on investments in illiquid securities.
In some cases, these instruments may be secured by obligations of Alt A and sub-prime residential mortgage borrowers, which exposes the Funds to a greater risk that the security’s issuer will not make payments on the security when due. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Securities backed by obligations of sub-prime and Alt A mortgage borrowers are subject to the risk of precipitous ratings downgrades, and even default. They are also more likely to present valuation problems and are more likely to become less liquid, or even illiquid, than securities backed only by obligations of prime mortgage borrowers. The purchase of securities with exposure to risks associated with sub-prime or Alt A mortgage lending is not a principal investment strategy.
Stripped Mortgage-Backed Securities
The SFT Core Bond Fund, SFT International Bond Fund, SFT Dynamic Managed Volatility Fund, SFT Mortgage Securities Fund, and SFT T. Rowe Price Value Fund may each invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent undivided ownership interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. Interest only securities (“IOs”) receive the interest portion of the cash flow while principal only securities (“POs”) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. government agencies or by private issuers. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates, unlike other mortgage-backed securities (which tend to move in the opposite direction compared to interest rates). Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.
The cash flows and yields on standard IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the performance and prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation (i.e., a GNMA). Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security, but unlike IOs, an investor will eventually recoup fully its initial investment provided no default of the guarantor occurs. As an operating policy, the Funds (except the SFT International Bond Fund) will limit its investments in IOs and POs to 15% of the Fund’s net assets, and all Funds will treat them as illiquid securities (which, in the aggregate, may not exceed 15% of a Fund’s net assets) except to the extent such securities are deemed liquid by the Fund’s adviser or sub-adviser in accordance with standards established by the Trust’s Board of Trustees. See “Restricted and Illiquid Securities” below.
Asset-Backed and Stripped Asset-Backed Securities
The SFT Core Bond Fund, SFT Dynamic Managed Volatility Fund, SFT Mortgage Securities Fund and SFT T. Rowe Price Value Fund may each invest in asset-backed securities rated within the four highest grades assigned by Moody’s or S&P (Baa3 or BBB- or higher), or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser. (SFT International Bond Fund may invest in asset-backed securities which are unrated or rated as permitted under “Low Rated and Unrated Debt Securities” above.) Asset-backed securities usually represent interests in pools of consumer loans (typically trade, credit card or automobile receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, the quality of the servicing of the receivables, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities may depend on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security may be difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Some asset-backed transactions are structured with a “revolving period” during which the principal balance of the asset-backed security is maintained at a fixed level, followed by a period of rapid repayment. This structure is intended to insulate holders of the asset-backed security from prepayment risk to a significant extent. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.
To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.
The SFT Core Bond Fund, SFT Dynamic Managed Volatility Fund, SFT Mortgage Securities Fund, SFT International Bond Fund and SFT T. Rowe Price Value Fund may also invest in stripped asset-backed securities. Asset-backed securities may be stripped to create interest-only and principal-only securities in the same manner as mortgage-backed securities. See “Stripped Mortgage-Backed Securities,” above. The value of asset-backed IOs also tends to move in the same direction as changes in interest rates, unlike other asset-backed (or mortgage-backed) securities, which tend to move in the opposite direction compared to interest rates. As with stripped mortgage-backed securities, the cash flows and yields on asset-backed IOs and POs are also extremely sensitive to the rate of principal payments on the related underlying assets. See “Stripped Mortgage-Backed Securities,” above. As an operating policy, each of these Funds (except the SFT International Bond Fund) will limit its investments in IOs and POs to 15% of the Fund’s net assets, and all Funds will treat them as illiquid securities (which, in the aggregate, may not exceed 15% of each Fund’s net assets) except to the extent such securities are deemed liquid by the Fund’s adviser (or sub-adviser) in accordance with standards established by the Trust’s Board of Trustees. See “Restricted and Illiquid Securities” below.
Certain asset backed securities are issued as the debt of a “bankruptcy remote” special purpose entity organized by sponsors solely for the purpose of owning such assets and issuing such debt. Although these issuers are currently viewed as bankruptcy remote, they are subject to the risk of changes in case law or other laws governing the formation of these entities. If these laws change, there is a risk these assets could be deemed to be available to creditors upon the bankruptcy of a sponsor.
Direct Investments in Mortgages — Whole Loans
The SFT Mortgage Securities Fund and SFT Core Bond Fund may each invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (i.e., the Fund becomes the mortgagee). Such investments are not “mortgage-related securities” as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as “whole loans”.) The vendor of such mortgages receives a fee from the Fund for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as the Fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Fund. At present, such investments are considered to be illiquid by the Fund’s investment adviser or sub-adviser. A Fund will invest in such mortgages only if its investment adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Fund.
Zero Coupon Securities
The Funds may invest in zero coupon securities. When held to maturity, the entire return on zero coupon securities, which consists of the amortization of discount, comes from the difference between their purchase price and their maturity value.
Zero coupon securities, like other investments in debt securities, are subject to certain risks, including credit and market risks. Credit risk is the function of the ability of an issuer of a security to maintain timely interest payments and to pay the principal of a security upon maturity.

Market risk is the risk of the price fluctuation of a security due primarily to market interest rates prevailing generally in the economy. Market risk may also include elements which take into account the underlying credit rating of an issuer, the maturity length of a security, a security’s yield, and general economic and interest rate conditions. Zero coupon securities do not make any periodic payments of interest prior to maturity and the stripping of the securities causes the zero coupon securities to be offered at a discount from their face amounts. The market value of the zero coupon securities will fluctuate, perhaps markedly, and changes in interest rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund of securities consisting of debt obligations of comparable coupon bearing maturities. The amount of fluctuation increases with longer maturities.
Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities.
When held to maturity, the return on zero coupon securities consists entirely of the difference between the maturity value and the purchase price of securities held in the Fund. While this difference allows investors to measure initial investment return, it also must be considered in light of changing economic conditions.
Pay-in-Kind and Delayed Interest Securities
The SFT International Bond Fund and SFT T. Rowe Price Value Fund may also invest in pay-in-kind securities and delayed interest securities. Pay-in-kind securities pay interest through the issuance to the holders of additional securities. Delayed interest securities are securities that remain zero coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Because interest on pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than the values of securities that distribute income regularly and they may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund’s investments in pay-in-kind and delayed interest securities will result in special tax consequences.
Derivative Instruments
Derivative instruments are those financial instruments whose values are dependent upon the performance of one or more underlying assets, such as securities, interest rates, currencies, commodities or related indices. Derivatives may be used for “hedging,” which means that they may help manage risks relating to interest rates, currency fluctuations and other market factors. They also may be used when the manager seeks to increase liquidity, implement a tax or cash management strategy, invest in a particular bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the Fund’s portfolio investments and/or to enhance total return. However derivatives are used, their successful use is not assured and will depend upon the manager’s ability to predict relevant market movements.
The Funds may use derivative transactions without limit for purposes of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Funds’ use of derivatives transactions for purposes other than direct hedging may be limited from time to time by policies adopted by the board of trustees or the Fund’s investment manager. Because some derivatives may enable a Fund to purchase or sell exposure to one or more underlying assets or indices for a relatively small amount of cash, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives.

The SFT International Bond Fund may invest in derivatives for the uses, and in the amounts, identified below:
•	Cross currency swaps — up to 100% of notional value of the Fund for direct hedging, and up to 100% of notional value of the Fund for other hedging, to gain exposure and to take short positions.
•	Currency forwards — may hedge limited to (combined with exposure from currency and currency index futures) the notional value of hedged instruments, and for other hedging and investment purposes not to exceed (combined with exposure from currency and currency index futures) 150% of the notional value of the Fund.
•	Currency and currency index futures — may hedge existing risks limited to (combined with exposure from currency forwards) notional value of the underlying instruments being hedged, and for other hedging and investment purposes not to exceed (combined with exposure from currency forwards) 150% of the notional value of the Fund.
•	Currency options (OTC and exchange traded) — to hedge existing currency risks limited to 5% (per notional of underlying instrument) of total assets of the Fund, and for non-hedging purposes, limited to an additional 5% (notional) of total assets of the Fund.
•	Interest rate swaps — to hedge existing risks limited to notional value of the underlying instruments, and for other purposes limited to a notional value of 25% of total assets of the Fund (when combined with the notional exposures from interest rate and bond futures).
•	Interest rate/bond future, including U.S. Treasury futures — for hedging and investment purposes limited to a notional value of 25% of total assets of the Fund (when combined with exposures from interest rate swaps).
•	Options on interest rate/bond futures — to hedge existing risks up to the notional value of the underlying instruments, and to buy options for hedging and other purposes limited to 5% market value of the Fund.
•	Options on interest rate swaps (swaptions) — to hedge existing risks up to the notional value of the underlying instruments, and to buy options for hedging and other purposes limited to 5% market value of the Fund.
•	Credit default swaps (single name and index) — up to 25% of market value of the Fund for direct hedging, up to 25% of market value for buying and up to 25% of notional value for selling.
FUTURE DEVELOPMENTS IN DERIVATIVES. A Fund may take advantage of opportunities in the area of derivative investments that are not presently contemplated for use by the Fund or that are not currently available but which may be developed in the future, to the extent such opportunities are consistent with the Fund’s investment goals and are legally permissible for the Fund.
Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. In December 2015, the SEC proposed a new rule that would change the regulation of the use of derivatives by the registered investment companies. If adopted as proposed, the rule could require changes to the funds’ use of derivatives. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.
Futures Contracts and Options on Futures Contracts
GENERALLY. The Funds may enter into a variety of futures contracts, including, without limitation, interest rate and other bond futures contracts, index futures contracts, exchange traded fund (“ETF”) futures contracts, foreign currency futures contracts and currency index futures, and may also purchase and sell put and call options on futures contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.
In addition, futures contract strategies can be used to manage the average duration of a Fund’s fixed-income portfolio. If Securian AM or a sub-adviser wishes to shorten the average duration of a Fund’s fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If Securian AM or a sub-adviser wishes to lengthen the average duration of a Fund’s fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.
A Fund may not enter into short positions in futures contracts or options on futures contracts except for bona fide hedging or other risk management purposes (which may also have the effect of either lengthening or shortening the average duration of its portfolio of fixed income and other debt securities). Subject to the additional limitations described under “Regulatory Matters” below, futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.
FUTURES CONTRACTS. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be “exercised” at any other time during their term.
Purchases or sales of stock index futures contracts are used to attempt to protect current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Fund’s current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of a Fund’s securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. Conversely, the increased cost of a Fund’s securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on futures contracts purchased by such Fund.
The underlying items to which futures contracts may relate include foreign currencies, currency indices, interest rates, bond indices, and debt securities, including corporate debt securities, non-U.S. government debt securities and U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or closed out before the settlement date so that the parties do not have to make or take delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin.” Initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as “marking to the market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. Daily variation margin calls could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
U.S. futures contracts may be purchased or sold only on an exchange, known as a “contract market,” designated by the Commodity Futures Trading Commission (“CFTC”) for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract. Futures contracts may also be traded on foreign exchanges.
Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to maintain cash or liquid assets in an account.
VOLATILITY INDEX (“VIX”) FUTURES CONTRACTS. In seeking to manage portfolio risk and volatility, the SFT Dynamic Managed Volatility Fund and SFT Managed Volatility Equity Fund may invest in long or short Chicago Board Options Exchange S&P 500® Volatility Index futures contracts (also known as volatility futures). The VIX is a measure of the expected or implied volatility (i.e., movement up or down) of the S&P 500® over the next thirty days. The Fund may attempt to manage its exposure to volatility in the S&P 500® through the use of VIX futures contracts. However, the implied volatility of the S&P 500® as measured by VIX may not track the realized volatility of the S&P 500®. Additionally, the realized volatility of the equity holdings in the Fund may not track the realized volatility of the S&P 500®. These tracking differences may cause the hedge to be less effective than desired. In addition, the term structure of volatility futures (i.e., the term of the contract) influences the cost of holding hedge positions over time. As the cost of long-term contracts increases versus the cost of short-term contracts, the cost of maintaining a long position in volatility futures becomes more expensive.

OPTIONS ON FUTURES CONTRACTS. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.
A position in an option on a futures contract may be terminated by the purchaser or the seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.
Options on futures contracts that are written or purchased by the Funds on United States exchanges are traded on the same contract market as the underlying futures contract and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, options on futures contracts may be traded on foreign exchanges.
RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The use of futures contracts and options on futures contracts will expose the Funds to additional investment risks and transactions costs. Risks include:
•	the risk that interest rates, securities prices or currency markets will not move in the direction that the Fund’s investment adviser or sub-adviser anticipates;
•	an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged;
•	the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits;
•	leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument; and
•	the risk that the counterparty to an instrument will fail to perform its obligations.
REGULATORY MATTERS. As an open-end investment company registered with the SEC, the Trust and its Funds are subject to the federal securities laws, including the Investment Company Act of 1940, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, a Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC-approved or staff-approved measures, while the derivatives contracts are open. For example, with respect to futures contracts and forward commitments that are not contractually required to “cash settle,” the Trust must cover its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures contracts and forward commitments that are contractually required to “cash settle,” however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal only to its net obligations under cash settled futures contracts and forward commitments, the Fund will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full notional value of such contracts. See the discussion above of risks associated with such contracts, including leverage risk. The Trust reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

The investment adviser, on behalf of each of the Funds that invests in futures contracts, options on future contracts, and swaps, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association. On February 9, 2012, the Commodities Futures Trading Commission adopted final rules that require registered investment companies claiming exclusion from the term “commodity pool operator” under CFTC Rule 4.5 to use commodity futures, commodity options contracts or swaps solely for bona fide hedging purposes within the meaning and intent of Rules 1.3(z)(1) and 151.5, unless, with respect to such positions that do not come within the meaning and intent of Rules 1.3(z)(1) and 151.5, the aggregate initial margin and premiums required to establish such positions do not exceed five percent of the liquidation value of the registered investment company’s portfolio, as determined at the time the most recent position was established, or the aggregate net notional value of commodity futures, commodity option contracts, or swap positions does not exceed 100 percent of the liquidation value of the pool’s portfolio, determined at the time the most recent position was established, with Rule 4.5 specifying the method of calculation. If an investment adviser to a registered investment company can represent that the registered investment company’s operations comply with the stated requirements of CFTC Rule 4.5, the investment adviser may rely upon a notice of exclusion from the definition of “commodity pool operator,” though such notice must be affirmed annually. If an investment adviser to a registered investment company cannot rely on a notice of exclusion, because it cannot meet the requirements for exclusion, the investment adviser will have to register with the CFTC and undertake the reporting obligations and pay the expenses incurred in connection therewith. In each case, the Funds and the investment adviser will comply with Rule 4.5.
The above limitation on the Funds’ investments in futures contracts, commodity options and swaps, and the Trust’s policies regarding futures contracts, options and swaps discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit. With respect to positions in commodity futures, commodity options, and swaps contracts which do not come within the meaning and intent of bona fide hedging in the CFTC rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of a Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%, or the aggregate net notional value of such commodity futures, commodity options contracts, or swaps positions will not exceed 100 percent of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into, in either case determined at the time the most recent position was established.
For examples of futures contracts and their tax treatment, see Appendix C to this Statement of Additional Information.
Options
Each Fund except the SFT Government Money Market Fund may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. Each Fund other than the SFT T. Rowe Price Value Fund will limit the total market value of securities against which it may write call or put options to 20% of its total assets. The SFT T. Rowe Price Value Fund will limit the total market value of securities against which it may write call or put options to 25% of its total assets. In addition, no Fund will commit more than 5% of its total assets to premiums when purchasing put or call options.
A put option gives the purchaser the right to sell a security, currency or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security, currency or other instrument from the writer of the option at a stated price during the term of the option. Thus, if a Fund writes a call option on a security, it becomes obligated during the term of the option to deliver the security underlying the option upon payment of the exercise price. If a Fund writes a put option, it becomes obligated during the term of the option to purchase the security underlying the option at the exercise price if the option is exercised. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options that the Funds may purchase or write may be traded on a national securities exchange and in the OTC market.
Funds may use put and call options for a variety of purposes. For example, if a portfolio manager wishes to hedge a security a Fund owns against a decline in price, the manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased. Finally, a portfolio manager may write options on securities owned in order to realize additional income. Funds receive premiums from writing call or put options, which they retain whether or not the options are exercised.
By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. If a Fund purchases a put or call option, any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the option.
The Funds may buy both put and call exchange traded options, as well as both put and call OTC options. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.
OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While a Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying instruments and in a wider range of expiration dates and exercise prices than exchange traded options.
There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.
The Trust understands that the staff of the SEC currently takes the position that purchased OTC options are considered illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. Pending a change in the staff’s position, the Trust will treat OTC options and “covering” assets as illiquid and subject to each Fund’s limitation on illiquid securities.

OPTIONS ON SECURITIES. An option on a security provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a nonrefundable purchase price for the option, known as the “premium.” The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or “writer,” however, is potentially unlimited, unless the option is “covered.” A call option written by a Fund is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian. A put option written by a Fund is “covered” if the Fund maintains cash and liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer’s obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.
Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.
Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.
In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and OTC through financial institutions dealing in such options as well as the underlying instruments. While exchange-traded options have a continuous liquid market, OTC options may not.
OPTIONS ON STOCK INDEXES. In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.
A Fund will cover all options on stock indexes by owning securities whose price changes, in the opinion of the Fund’s adviser or sub-adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Funds will secure put options on stock indexes by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.
The index underlying a stock option index may be a “broad-based” index, such as the S&P 500® Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based upon narrower market indexes, such as the Standard & Poor’s 100® Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.
RISKS OF OPTIONS. The Funds’ options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.
The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the investment manager is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the investment manager did not employ such strategies.
Swap Agreements
Each Fund (other than the SFT Government Money Market Fund) may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield because these agreements may affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.
Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps, floors and collars have an effect similar to buying or writing options. Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Fund’s investment adviser or sub-adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments.
The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by Securian AM or the sub-adviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.
The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund’s securities.
Securian AM and the Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.
Options on Swap Agreements (“swaptions”). Generally, the Funds may purchase and write (sell) both put and call options on swap agreements, commonly known as swaptions. The Funds may buy options on interest rate swaps to help hedge the Fund’s risk of potentially rising interest rates. A swaption is an OTC option (see the discussion on OTC options) that gives the buyer of the option the right, but not the obligation, to enter into a previously negotiated swap agreement, or to extend, terminate, or otherwise modify the terms of an existing swap agreement, in exchange for the payment of a premium to the writer (seller) of the option. The writer (seller) of a swaption receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. The Fund generally assumes a greater risk when it writes (sells) a swaption than when it purchases a swaption. When the Fund purchases a swaption, it risks losing the amount of premium it has paid, should it elect not to exercise the option, plus any related transaction costs. When the Fund writes (sells) a swaption, however, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Swaptions also involve other risks associated with both OTC options and swap agreements, such as counterparty risk (the risk that the counterparty defaults on its obligation), market risk, credit risk, and interest rate risk. With respect to the Fund’s purchase of options on interest rate swaps, depending on the movement of interest rates between the time of purchase and expiration of the swaption, the value of the underlying interest rate swap and therefore the value of the swaption will change.
Credit Default Swaps. Each Fund (other than the SFT Dynamic Managed Volatility Fund and SFT Government Money Market Fund) may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller (which are not contractually required to cash settle), the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit the extent of potential leveraging of the Fund. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. In the alternative, with respect to credit default swaps subject to a contractual requirement to “cash settle,” the Fund is permitted to segregate liquid assets in an amount equal only to the Fund’s daily mark-to-market (net) obligations, if any, rather than the full notional value of such swaps.
Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the adviser correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty to a swap agreement. Certain positions adopted by the Internal Revenue Service may limit the Fund’s ability to use swap agreements in a desired tax strategy.

The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.
Interest rate swaps. An interest rate swap is an agreement between two parties to exchange payments based on the changes in an interest rate or rates. Typically, one interest rate is fixed while the other interest rate changes with changes in a designated interest rate benchmark (for example, the London Interbank Offered Rate (“LIBOR”), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.
By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.
Inflation index swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.
Total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference”) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.
Options on swap agreements. Generally, the Fund may purchase options on credit default swaps and options on interest rate swaps, commonly known as swaptions. For example, the Fund may buy options on interest rate swaps to help hedge the Fund’s risk of potentially rising interest rates or options on credit default swaps to help hedge the Fund’s risk of a credit rating decline in one or more of the debt securities held by the Fund. An option generally is an OTC option (see the discussion on OTC options) that gives the buyer of the option the right, but not the obligation, to enter into a previously negotiated swap agreement, or to extend, terminate, or otherwise modify the terms of an existing swap agreement, in exchange for the payment of a premium to the writer (seller) of the option. The writer (seller) of an option receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay the floating-rate cash flows). In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change. When the Fund purchases an option on a swap, it risks losing the amount of premium it has paid, should it elect not to exercise the option, plus any related transaction costs. Such options also involve other risks associated with both OTC options and swap agreements, such as counterparty risk (the risk that the counterparty defaults on its obligation), market risk, credit risk, and interest rate risk. With respect to the Fund’s purchase of options on interest rate swaps, depending on the movement of interest rates between the time of purchase and expiration of the swaptions, the value of the underlying interest rate swap and therefore the value of the swaptions will change.
There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular options on swap agreements. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap agreement. In the event that the options on a swap is exercised, the counterparty for such option would be the same counterparty with whom the Fund entered into the underlying swap.
For more information about these risks and the mechanics of options and swap agreements, see the discussion of OTC options and swap agreements, including the descriptions of various types of swaps the Fund may enter into.
Risks of swaps. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce greater returns. If the investment manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.
The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation.
Swap agreements currently are not automatically traded on exchanges and are not subject to government regulation. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of a swap agreement with the Fund as a consequence of credit considerations. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Fund’s investment manager will only approve a swap agreement counterparty for the Fund if the investment manager deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
As a result of the recent turmoil in the financial markets, legislation has been enacted that will likely result in numerous proposals by various entities to regulate the OTC derivatives markets, including, specifically, credit default swaps. The Fund cannot predict the outcome or final form of any of these proposals or if or when any of them would become effective. However, any additional regulation or limitation on the OTC markets for derivatives could materially and adversely impact the ability of the Fund to buy or sell OTC derivatives, including credit default swaps.
Certain Internal Revenue Service positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.
Combined Transactions. The Funds may enter into multiple transactions, including multiple swaps transactions, multiple futures transactions, multiple options transactions, multiple currency transactions, and any combination of swaps, futures, forward transactions and options as part of a single or combined strategy (a “Combined Transaction”) when, in the opinion of the manager, it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each on its component transactions.
Although Combined Transactions are normally entered into based on the manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Foreign Securities
The SFT International Bond Fund may invest in foreign securities without limitation. The SFT Core Bond Fund may invest up to 30% of its total assets in foreign securities. In addition, the SFT Dynamic Managed Volatility Fund, SFT Mortgage Securities Fund and SFT Real Estate Securities Fund may each invest up to 10% of its total assets in U.S. dollar denominated securities of foreign governments and foreign companies that are traded in the U.S. Such securities are typically publicly traded but may in some cases be issued as private placements (each Fund will treat private placement securities as illiquid securities which, when aggregated with all other illiquid securities, may not exceed 15% of the Fund’s net assets). The SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund, and SFT T. Rowe Price Value Fund may each invest up to 25% of their total assets in foreign securities. The SFT Wellington Core Equity Fund may invest in foreign issuers consistent with the Fund’s investment objective. Securian AM will determine whether, in its judgment, a security purchased by any Fund is a “foreign security” based on various criteria it deems relevant, including, but not limited to, the country in which the security’s issuer is organized, the location of the issuer’s headquarters, the location of the exchange on which the security is traded, the currency in which the security is denominated, and the country in which the issuer’s primary operations, including sales, are conducted.
The SFT Index 400 Mid-Cap and SFT Index 500 Funds may invest in securities of foreign issuers to the extent such securities are included in the S&P 400® Mid-Cap Index and S&P 500® Index, respectively. The SFT Index 400 Mid-Cap and SFT Index 500 Funds may also invest in securities of non-U.S. domiciled issuers that trade in U.S. dollars on U.S. exchanges to the extent such securities are included in the S&P 400® Mid-Cap Index and S&P 500® Index, respectively.
The SFT Managed Volatility Equity Fund may invest in certain ETFs that invest in foreign securities. On average, the Fund will aim to invest approximately 30% of its assets in ETFs that directly invest in foreign securities.
Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. Also, some countries may withhold portions of interest, dividends and gains at the source. The Fund may also be unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations (i.e., when the currency being exchanged has decreased in value relative to the currency being purchased). There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
An American Depositary Receipt (“ADR”) is a negotiable certificate, usually issued by a U.S. bank, representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.

In addition, the SFT International Bond Fund and SFT T. Rowe Price Value Fund may each invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and which are designed for use in the European securities markets. Furthermore, the SFT International Bond Fund may invest in Global Depositary Receipts, which are receipts evidencing an arrangement with a foreign bank similar to that for ADRs and which are designed for use in European and other foreign securities markets. European Depositary Receipts and Global Depositary Receipts are not necessarily denominated in the currency of the underlying security.
EMERGING/DEVELOPING MARKETS. The SFT International Bond Fund may invest without limit in emerging/developing market countries.
Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.
In addition, many of the countries in which the International Bond Fund may invest have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.
Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund’s shareholders.
FOREIGN BONDS. The SFT International Bond Fund’s investments in debt instruments include U.S. and foreign government and corporate securities. These debt instruments may include Samurai bonds, Yankee bonds, Eurobonds and Global Bonds in order to gain exposure to investment capital in other countries in a certain currency. A Samurai bond is a yen-denominated bond issued in Tokyo by a non-Japanese company. Eurobonds are generally issued in bearer form, carry a fixed or floating rate of interest, and typically amortize principal through a bullet payment with semiannual interest payments in the currency in which the bond was issued. Yankee bonds are foreign bonds denominated in U.S. dollars and registered with the SEC for sale in the U.S. A Global Bond is a certificate representing the total debt of an issue. Such bonds are created to control the primary market distribution of an issue in compliance with selling restrictions in certain jurisdictions or because definitive bond certificates are not available. A Global Bond is also known as a Global Certificate.
CURRENCY. If the SFT International Bond Fund holds securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the Fund owns and its share price. In addition, changes in foreign currency exchange rates will affect the Fund’s income and distributions to shareholders.

Some countries in which the Fund may invest also may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain currencies may not be internationally traded. To the extent that the managers intend to hedge currency risk, the Fund’s management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.
The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.
Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after the Fund’s income has been accrued and translated into U.S. dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.
The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.
Foreign Currency Transactions
For the purpose of hedging, efficient portfolio management, and/or enhancement of returns, the Funds may, from time to time, enter into currency forward contracts, including currency forwards and cross currency forwards, in addition to the use of other derivative instruments described herein (each of which may result in net short currency exposure). For hedging purposes, such transactions may be effected on non-U.S. dollar denominated instruments owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. The Funds are not limited in their use of forward contracts in connection with direct hedging.
Forward foreign currency contracts and cross currency forward contracts. A currency forward contract is an obligation to purchase or sell a specific currency for another at an agreed exchange rate (price) at a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward contract is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. The Fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. A Fund may enter into forward contracts that do not provide for physical settlement of the two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract.
For example, the Fund may enter into a forward contract when it owns a security that is denominated in a foreign currency and desires to “lock in” the U.S. dollar value of the security. Thus, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. Similarly, when the Fund is about to purchase a security that is denominated in a foreign currency and the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. The Fund may also purchase and sell forward contracts to generate income or to help gain exposure to a particular currency when the manager anticipates that the foreign currency will appreciate or depreciate in value.
In addition, when the Fund’s manager believes that a foreign currency may experience a substantial movement against another foreign currency the Fund may enter into a forward contract to buy or sell, as appropriate, an amount of the foreign currency either: a) approximating the value of some or all of its portfolio securities denominated in such foreign currency (this investment practice generally is referred to as “cross-hedging”); b) necessary to derive a level of additional income or return that the Fund’s manager seeks to achieve for the Fund; (c) to increase liquidity; or (d) to gain exposure to a currency in a more efficient or less expensive way. The Funds may also engage in “proxy hedging.” Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be linked closely to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated.
Risks. The successful use of these transactions will usually depend on the manager’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the exchange on which the instruments are traded or a counterparty to the transaction does not perform as promised, including because of the exchange or counterparty’s bankruptcy or insolvency. While a Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in hedging or other currency transactions. For example, the Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.
Although the CFTC does not currently regulate these contracts, it may in the future assert such regulatory authority. In such event, the Fund’s ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
Loans of Fund Securities
For the purpose of realizing additional income, the Funds may make secured loans of Fund securities amounting to not more than one-third of their respective total assets (which, for purposes of this limitation, will include the value of collateral received in return for securities loaned). Collateral received in connection with securities lending shall not be considered Fund assets, however, for purposes of compliance with any requirement described in the Trust’s prospectus that a Fund invest a specified minimum percentage of its assets in certain types of securities (e.g., securities of small companies). Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received from the borrower will consist of cash, letters of credit or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Cash collateral will be invested in securities consistent with the Fund’s investment objectives, policies and restrictions and with other securities lending guidelines established by the Trust’s Board of Trustees. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Fund does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but in some cases may do so), a portion of the additional income realized will be shared with the Fund’s custodian for arranging and administering such loans. The Fund has a right to call each loan and obtain the securities on five business days’ notice. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote.
The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Fund’s investment adviser or sub-adviser, as the case may be, to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Fund’s investment adviser or sub-adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by the Fund’s investment adviser or sub-adviser throughout the term of each loan. In addition, the investment of the cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk and other risks that are present in the market, and, as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. This could result in losses incurred by the Fund.
Restricted and Illiquid Securities
Each Fund, other than the SFT Government Money Market Fund (limited to 0.5% of its total assets), may invest up to 15% of its respective net assets in securities restricted as to disposition under the federal securities laws or otherwise, or other illiquid assets. An investment is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. “Restricted securities” are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the “1933 Act”). Such securities generally have been considered illiquid by the staff of the SEC, since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. Because of such restrictions, the Fund may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Fund may be required to bear the expenses of registration of such restricted securities.
The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act). Additionally, the Fund’s investment adviser and sub-adviser, as the case may be, believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and for certain interest-only and principal-only classes of mortgage-backed and asset-backed securities. Each Fund may invest without limitation in these forms of restricted securities if such securities are deemed by the Fund’s investment adviser or sub-adviser to be liquid in accordance with standards established by the Trust’s Board of Trustees. Under these guidelines, the Fund’s investment adviser or sub-adviser must consider: (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.
If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund is in a position where its investments in restricted and other illiquid securities exceeds its limitation, the Fund will take appropriate steps to protect liquidity.
When-Issued Securities and Forward Commitments
The SFT Core Bond Fund, SFT Dynamic Managed Volatility Fund, SFT Managed Volatility Equity Fund, SFT Mortgage Securities Fund, SFT International Bond Fund, SFT Real Estate Securities Fund, SFT Index 400 Mid-Cap Fund, SFT Index 500 Fund and SFT T. Rowe Price Value Fund may each purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Fund and settlement, no payment is made for the securities purchased by the Fund and, thus, no interest accrues to the Fund from the transaction.
The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Fund’s investment adviser or sub-adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the Fund’s investment adviser or sub-adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the investment adviser or sub-adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Fund’s investment adviser or sub-adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Fund’s net asset value.
When-issued securities and forward commitments may be sold prior to the settlement date, but, except for mortgage dollar roll transactions (as discussed below), the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves (see the more detailed description of the regulatory requirements for segregating assets in connection with such forward commitments that appears above under “Futures Contracts and Options on Futures Contracts — Regulatory Matters”). If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)
The Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to “roll over” its purchase commitment, the Fund may receive a negotiated fee. These transactions, referred to as “mortgage dollar rolls,” are entered into without the intention of actually acquiring securities. For a description of mortgage dollar rolls and the Funds that may invest in such transactions, see “Mortgage Dollar Rolls” below.
The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Fund’s purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund’s assets that are subject to market risk to an amount that is greater than the Fund’s net asset value, which could result in increased volatility of the price of the Fund’s shares. No more than 30% of the value of such Fund’s total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (i.e., 20% of its total assets) may be invested in mortgage dollar rolls.
Mortgage Dollar Rolls
In connection with its ability to purchase securities on a when-issued or forward commitment basis, the SFT Core Bond Fund, SFT Dynamic Managed Volatility Fund, SFT Managed Volatility Equity Fund, SFT Mortgage Securities Fund, SFT International Bond Fund, and SFT T. Rowe Price Value Fund may each enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of the Fund’s investment adviser or sub-adviser, as the case may be, to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Fund while remaining substantially fully invested increases the amount of the Fund’s assets that are subject to market risk to an amount that is greater than the Fund’s net asset value, which could result in increased volatility of the price of the Fund’s shares.
For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a “financing” rather than as a separate sale and purchase transactions.
Real Estate Investment Trust Securities
The SFT Real Estate Securities Fund, SFT Index 400 Mid-Cap Fund, SFT Index 500 Fund, SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund, SFT T. Rowe Price Value Fund and SFT Wellington Core Equity Fund may each invest in real estate investment trust securities (“REIT”). A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Internal Revenue Code of 1986, as amended the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), 75% of its assets must be in real estate, mortgages or REIT stock, and must distribute to shareholder annually 90% or more of its otherwise taxable income.
REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITS. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Fund’s investments in REITS will consist of equity REITs.
Repurchase Agreements
Each of the Funds may enter into repurchase agreements. Repurchase agreements are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Trustees of the Trust has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Fund enters into repurchase agreements is monitored by the Fund’s investment adviser or sub-adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. The Fund’s custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the United States Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The SFT Government Money Market Fund may only enter into repurchase agreements if they are fully collateralized by cash or government securities.
Reverse Repurchase Agreements
The SFT International Bond Fund and SFT T. Rowe Price Value Fund may each also enter into reverse repurchase agreements. Reverse repurchase agreements are the counterparts of repurchase agreements, by which the Fund sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements may be considered a form of borrowing by the Fund from the buyer, collateralized by the security. The Fund uses the proceeds of a reverse repurchase agreement to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund utilizes reverse repurchase agreements when the interest income to be earned from investment of the proceeds of the reverse repurchase transaction exceeds the interest expense of the transaction.
The use of reverse repurchase agreements by the Fund allows it to leverage its portfolio. While leveraging offers the potential for increased yield, it magnifies the risks associated with the Fund’s investments and reduces the stability of the Fund’s net asset value per share. To limit this risk, the Fund will not enter into a reverse repurchase agreement if all such transactions, together with any money borrowed, exceed 5% of the Fund’s net assets. In addition, when entering into reverse repurchase agreements, the Fund will deposit and maintain in a segregated account with its custodian liquid assets, such as cash or cash equivalents and other appropriate short-term securities and high grade debt obligations, in an amount equal to the repurchase price (which shall include the interest expense of the transaction).
Warrants
The SFT Core Bond Fund, SFT International Bond Fund, SFT Real Estate Securities Fund and SFT T. Rowe Price Value Fund may each invest in warrants. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. The market price of a warrant is determined by market participants by the addition of two distinct components: (1) the price of the underlying shares less the warrant’s exercise price, and (2) the warrant’s premium that is attributed to volatility and leveraging power. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.
It is not expected that the SFT Core Bond Fund or SFT International Bond Fund will invest in common stocks or equity securities other than warrants, but it may retain for reasonable periods of time up to 5% of their respective total assets in common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants.
Securities of Other Investment Companies
As permitted by the 1940 Act, and except as otherwise described below, a Fund may invest in securities issued by other investment companies, so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of a Fund’s total assets will be invested in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. A Fund may invest in securities of another investment company without regard to the foregoing limitations, provided the Fund satisfies the requirements of Rule 12d1-1 under the 1940 Act, including the requirements that the other investment company is a money market fund and that the Portfolio not pay any sales charge or service fee in connection with such investment. A Fund (the “acquiring fund”) may also invest in securities of other investment companies (the “acquired funds”) without regard to the foregoing limitations where the acquiring fund and the acquired funds are all part of the same “group of investment companies” as defined in the 1940 Act, and provided the acquiring fund limits its other investments in accordance with Rule 12d1-2 under the 1940 Act. The SFT Dynamic Managed Volatility Fund will invest in shares of the Index 500 Fund, securities and financial instruments to the extent permitted under the 1940 Act and Rule 12d1-2, or any exemptive relief therefrom. The SFT Managed Volatility Equity Fund will invest in shares of certain ETFs in excess of the foregoing limitations to the extent permitted by, and subject to certain conditions required by, exemptive relief provided by the SEC to the ETFs in which the Fund may invest. Included among the conditions is a requirement that the ETFs enter into an agreement with a Fund that is consistent with relevant terms of the exemptive order that the underlying investment company has obtained from the SEC permitting such investments. The SFT Managed Volatility Equity Fund will enter into agreements with certain ETFs that permit the Fund to invest in the ETFs beyond the foregoing limitations. Any ETF investment not subject to such exemptive orders will comply with the foregoing limitations. A Fund investment in another investment company may also be limited by other diversification requirements under the 1940 Act and the Internal Revenue Code. The SFT Government Money Market Fund may invest a portion of its assets in shares of other money market funds, but only if such funds qualify as ‘government’ money market funds under applicable rules of the U.S. SEC.
As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by shareholders.
Exchange Traded Funds. The Funds may invest in investment companies in the form of various ETFs, subject to the Fund’s investment objectives, policies and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.
ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry, sector or index. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.
Closed-End Investment Companies. To encourage indirect foreign investment in their capital markets, some countries, including South Korea, Chile and India, have permitted the creation of closed-end investment companies. Pursuant to the restrictions stated above, shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment company.
Short Sales
The Funds will not make short sales of securities, except that each Fund may sell securities “short against the box”; provided that each Fund will not at the time of any short sales aggregate in total sales price more than 10% of its total assets. Whereas a short sale is the sale of a security the Fund does not own, a short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Funds have no present intention to sell securities short in this fashion. Each Fund may also make short sales as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction, including entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, consistent with the Fund’s investment objectives and policies or other risk or volatility management purposes.
Defensive Purposes
Each Fund other than the SFT Government Money Market Fund may invest up to 20% of its respective net assets in cash or cash items. In addition, for temporary or defensive purposes, a Fund may invest in cash or cash items without limitation. The “cash items” in which a Fund may invest for temporary or defensive purposes, include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); unaffiliated or affiliated money market funds and investment companies (to the extent allowed by the 1940 Act or exemptions granted thereunder and the Fund’s fundamental investment policies and restrictions); and other similar high-quality short-term United States dollar-denominated obligations.
Investment Restrictions
The Trust has adopted the following restrictions relating to the investment of the assets of the Funds.
Each Fund is subject to certain “fundamental” investment restrictions which may not be changed without the affirmative vote of a majority of the outstanding voting securities of each Fund affected by the change. With respect to the submission of a change in an investment restriction to the holders of the Trust’s outstanding voting securities, such matter shall be deemed to have been effectively acted upon with respect to a particular Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust. For this purpose and under the Investment Company Act of 1940 (the “1940 Act”), a majority of the outstanding voting shares of each Fund means the lesser of (i) 67% of the voting shares represented at a meeting which more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares. An investment restriction which is not fundamental may be changed by a vote of the Board of Trustees without further shareholder approval. Except as otherwise noted, each of the investment restrictions below is fundamental.
Fundamental Restrictions
1.	The Funds will not borrow money or issue senior securities except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.[1]
2.	The Funds will not concentrate their investments in a particular industry, except that:
(a)	with respect to the SFT Government Money Market Fund, this limitation does not apply to investments in domestic banks;[2]
1  None of the Funds has ever borrowed money, nor does any Fund have any present intention to borrow money.
2  Despite the Fund’s ability, pursuant to this provision, to concentrate its investments in domestic banks, the Fund will invest its assets in accordance with SEC rules governing ‘government’ money market funds which limit the Fund’s investment in assets other than cash, government securities and/or certain repurchase agreements to no more than 0.5% of its assets.

(b)	under normal market conditions, the SFT Mortgage Securities Fund will concentrate its investments in the mortgage and mortgage-finance industry. The SFT Mortgage Securities Fund will not concentrate its investments in any other particular industry;
(c)	under normal market conditions, the SFT Real Estate Securities Fund will concentrate its investments in the real estate or real estate related industry. The SFT Real Estate Fund will not concentrate its investments in any other particular industry;
(d)	The SFT Index 500 Fund may concentrate its investments in a particular industry if the S&P 500® Index is so concentrated; and
(e)	The SFT Index 400 Mid-Cap Fund may concentrate its investments in a particular industry if the S&P 400® Mid-Cap Index is so concentrated.
(f)	The SFT Managed Volatility Equity Fund may indirectly concentrate its investments in a particular industry if one or more ETFs in which the Fund invests is/are so concentrated.
For purposes of this limitation, the U.S. government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.
3.	The Funds will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate investments therein or in securities of companies that deal in real estate or mortgages.
4.	The Funds will not purchase physical commodities or contracts relating to physical commodities.
5.	The Funds may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.
6.	The Funds may not act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of Fund securities.
Current 1940 Act Limitations on Borrowing Money and Senior Securities, Industry Concentration, and Making Loans
The following is a summary of current 1940 Act limitations relating to the Trust’s fundamental investment restrictions number 1, number 2 and number 5, above:
Borrowing Money and Senior Securities. A ‘senior security’ is any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act a Fund may generally not issue a senior security, except that a Fund may borrow from a bank; provided that immediately after such borrowing there is an asset coverage of at least 300 percent for all such borrowings by such Fund. ‘Asset coverage’ means generally the ratio which the value of the total assets of a Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of such Fund.
Industry Concentration. Under the 1940 Act as interpreted by the SEC, concentrating investments in a particular industry means investing more than 25 percent of a Fund’s assets in such industry.

Making Loans. Under the 1940 Act, a Fund may not lend money or property to any person if (i) the investment policies of such Fund as disclosed in its registration statement do not permit such a loan; or (ii) such person controls or is under common control with such Fund. Consistent with this limitation, the Funds may make loans of Fund portfolio securities as disclosed on page 39 above under the caption “Loans of Fund Securities.”
Non-Fundamental Restrictions
The Trust has adopted a number of non-fundamental policies which appear below.
7.	The Funds will not acquire any new securities while borrowings, including borrowings through reverse repurchase agreements, exceed 5% of total assets.
8.	The Funds will use futures contracts and options on futures contracts only (a) for “bona fide hedging purposes” (as defined in regulations of the CFTC) or (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund.
9.	The Funds may mortgage, pledge or hypothecate their assets only to secure permitted borrowings. Collateral arrangements with respect to futures contracts, options thereon and certain options transactions are not considered pledges for purposes of this limitation.
10.	The Funds may not make short sales of securities, except that this policy does not prevent a Fund from making short sales “against the box” or as otherwise permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdictions, including entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, consistent with the Fund’s investment objectives and policies or other risk or volatility management purposes (which may also have the effect of either lengthening or shortening the average duration of its portfolio of fixed income and other debt securities).
11.	The Funds may not purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of securities transactions and it may make margin deposits in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.
12.	The Funds will not invest more than 15% of their net assets in illiquid securities.[3]
13.	The total market value of securities against which a Fund may write call or put options will not exceed 20% of the Funds’ total assets. In addition, a Fund will not commit more than 5% of its total assets to premiums when purchasing put or call options.
14.	The SFT Index 500 Fund may not invest in shares of other investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940.
If a percentage restriction described above or in the Trust’s Prospectus is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of a Fund’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. For purposes of determining an industry “classification” for a particular security and calculating industry concentration percentages, the Trust will generally use the Standard Industry Classification (“SIC”) Code assigned to such security by Bloomberg LP. However, the Trust’s investment adviser may, in its discretion, override such SIC Code for a specific security when the adviser determines, based on the characteristics of such security and its issuer, that a different industry classification is more appropriate.
3  Pursuant to SEC rules governing ‘government’ money market funds, the SFT Government Money Market Fund will not invest more than 0.5% of its assets in illiquid securities.

Additional Restrictions
The SFT Government Money Market Fund is subject to the investment restrictions of SEC Rule 2a-7 (the “Rule”) under the Investment Company Act of 1940, as amended. The Fund’s investments will comply with the Rule’s requirements governing the type, quality, maturity and diversification of securities held by a ‘government money market fund’, as defined in the Rule. Prior to April 29, 2016 the Fund operated as a general money market fund and invested its assets in a variety of money market securities, including commercial paper, other domestic corporate obligations, and securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. Effective April 29, 2016, however, the Fund changed its name and converted to a government money market fund.
Pursuant to the Rule’s requirements for government money market funds, the Fund will invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). For this purpose, a “government security” is a security issued or guaranteed as to principal and interest by:
•	the U.S. government; or
•	a person controlled or supervised by, and acting as an instrumentality of, the U.S. government pursuant to authority granted by the U.S. Congress.
U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the “full faith and credit” of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the issuer or instrumentality.
The Fund may also invest a portion of its assets in shares of other money market funds, but only if such funds qualify as ‘government’ money market funds under applicable rules of the U.S. SEC.
The Fund invests only in U.S. dollar-denominated securities that mature in 397 calendar days or less from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days.
In addition, the Funds are subject to and will comply with all other applicable restrictions in the Investment Company Act of 1940, the Internal Revenue Code, as amended, and regulations adopted thereunder.
Portfolio Turnover
Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.
Each Fund has a different expected annual rate of portfolio turnover. A high rate of turnover in a Fund generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of each Fund’s shares and by requirements which enable the Trust to receive favorable tax treatment. The portfolio turnover rates associated with each Fund will, of course, be affected by the level of purchases and redemptions of shares of each Fund. However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if in the opinion of Securian AM or a Fund’s sub-adviser such a sale is advisable.

The SFT Government Money Market Fund, consistent with its investment objective, will attempt to maximize yield through trading. This may involve selling instruments and purchasing different instruments to take advantage of disparities of yields in different investment opportunities available to the Fund. Since the Fund’s assets will be invested in securities with short maturities and the Fund will manage its assets as described above, the Fund’s holdings of money market instruments will turn over several times a year. However, this does not generally increase the Fund’s brokerage costs, since brokerage commissions as such are not usually paid in connection with the purchase or sale of the instruments in which the Fund invests since such securities will be purchased on a net basis.
For each of the last three calendar years, the portfolio turnover rates for the various Funds were as follows:
	Portfolio Turnover Rate
Fund	2017	2016	2015
SFT Core Bond Fund	159.8%	249.6%	179.3%
SFT Dynamic Managed Volatility Fund	1.7	1.4	5.1
SFT Government Money Market Fund	N/A	N/A	N/A
SFT Index 400 Mid-Cap Fund	16.6	18.5	16.1
SFT Index 500 Fund	2.7	3.5	6.1
SFT International Bond Fund	58.7	54.0	42.4
SFT Managed Volatility Equity Fund(a)	9.2	8.5	0.0
SFT Mortgage Securities Fund	157.9	85.8	141.4
SFT Real Estate Securities Fund	75.4	78.0	65.8
SFT Ivysm Growth Fund	40.5	52.5	31.6
SFT Ivysm Small Cap Growth Fund	54.4	99.2	65.4
SFT T. Rowe Price Value Fund	90.4	102.9	65.0
SFT Wellington Core Equity Fund(b)	138.0	88.8	84.6
(a)	The Fund commenced operations on November 18, 2015.
(b)	Until November 20, 2017, the SFT Wellington Core Equity Fund was named the SFT Pyramis® Core Equity Fund.
Trustees and Executive Officers
Trustee Duties and Responsibilities. The duties and responsibilities of the Trust’s trustees flow principally from Delaware law (as the Trust is organized as a Delaware statutory trust) and from the Investment Company Act of 1940, as amended (the “Investment Company Act”), as the Trust is registered pursuant to the Investment Company Act as an open-end management investment company. Under such laws, the Trust’s trustees have myriad duties and responsibilities, including without limitation: the election of Trust officers; the appointment and oversight of key Trust service providers, including the Trust’s investment adviser (and, if applicable, sub-advisers), principal underwriter, administrators, custodians, auditors and legal counsel; the annual review and reapproval of the Trust’s investment advisory and underwriting agreements, as well as other agreements with Trust affiliates and the Trust’s Rule 12b-1 plan of distribution; and oversight over the management of the Trust (including risk oversight), as conducted primarily by the Trust’s investment adviser, Securian AM.
Embedded within the foregoing is the Board of Trustees’ ongoing role in overseeing the management of investment (including counterparty), compliance, operational, enterprise and other risks to which the Trust is exposed. There are four regularly scheduled Board of Trustees meetings and three regularly scheduled Audit Committee meetings held each year. Over the course of each year, the Board of Trustees and Audit Committee endeavor to receive reports on the key risks affecting the Trust and the programs, functions, and systems designed to manage such risks. Moreover, as more fully set forth below, the Trust’s Board of Trustees has been constituted with persons of diverse backgrounds but with a collective ability to understand the Trust’s risk environment and to oversee the risk management function.

At each regularly scheduled meeting of the Board of Trustees, the investment performance of each Fund is reviewed against peer and market data. In addition, each portfolio manager meets in person with the Board of Trustees at least annually to discuss in detail the manner in which the Fund is managed, the makeup of the Fund, the environment in which the Fund operates and the risks to which the Fund is subject. In addition, the Board of Trustees meets in person with a representative of Franklin, the sub-adviser to one of the Funds.
A foundational responsibility of the Trust’s Chief Compliance Officer (“CCO”) is the identification of various key risks to which the Trust is subject and the development and implementation of policies and procedures reasonably designed to mitigate such risks. The Trust’s CCO reports directly to the Trust’s Board of Trustees, and meets with the Board (in both open and executive session) at each quarterly board meeting. The Board of Trustees approved the Trust’s and Securian AM’s compliance programs (as well as the compliance programs of Franklin, the sub-adviser for the International Bond Fund, and of the Trust’s distributor and administrator), reviews with the CCO regarding the ongoing implementation and administration of the compliance function, and oversees the CCO’s annual review and evaluation of the compliance program. The CCO also attends each meeting of the Trust’s Audit Committee at which compliance issues within the Audit Committee’s purview are reviewed and addressed. There is an executive session with the CCO at each such meeting.
At each semi-annual meeting of the Trust’s Audit Committee, the Audit Committee meets with the Chief Internal Auditor of Minnesota Mutual Companies, Inc. (“MMC”) and its affiliates. The Chief Internal Auditor reports to the Audit Committee of MMC, the ultimate parent company of Securian AM, and is charged with conducting both planned and special (unplanned) audits of various important accounting and operational areas of Securian AM and its affiliates (including many key roles and functions impacting the Fund). The Trust’s Audit Committee receives a report from the Chief Internal Auditor of all internal audits conducted since the most recent prior Audit Committee Meeting, and such individual meets in executive session with the Audit Committee at each regularly scheduled meeting.
Board and Committee Structure. Currently, the Trust’s Board of Trustees is comprised of four persons. One of such trustees is an “interested person” (within the meaning of the Investment Company Act) of the Trust. The other three trustees are considered independent (an “Independent Trustee”) because he or she is not an interested person of the Trust, has never served as an employee or officer of Securian AM or of companies affiliated with Securian AM, including Minnesota Life, and does not have a financial interest in Securian AM, Minnesota Life or their other affiliates. The Board has four regularly scheduled meetings per year.
There are two committees of the Board of Trustees — an Audit Committee and a Governance Committee. Each such committee is comprised of the three Independent Directors. Each committee meeting is chaired by a trustee, and the chair position rotates among the three committee members on a meeting by meeting basis. The Audit Committee currently has two regularly scheduled meetings per year, and the Governance Committee (which inter alia is responsible for trustee nominations and trustee and board self-assessments) has one regularly scheduled meeting per year. The Board and each committee also meet (in person or telephonically) from time to time on an ad hoc basis if matters requiring Board or committee input arise and require action between regularly scheduled meetings. The Audit Committee met three times, and the Governance Committee met one time, during the fiscal year ended December 31, 2017.
The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee Charter, has as its purposes (a) to oversee the accounting and financial reporting processes of the Trust and each of its Funds and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (e) to act as a liaison between the Trust’s independent auditors and the full Board; and (f) to assist the Board in its oversight of the internal audit functions of Securian AM, Minnesota Life and its affiliates as such functions relate to the Trust (as described above).
The Governance Committee, which operates in accordance with a separate Governance Committee Charter approved by the Board of Trustees, selects and recommends to the Board of Trustees individuals for nomination as Independent Trustees, annually reviews the independence of the Independent Trustees, reviews the composition of the Board of Trustees, the Board’s committee structure and each Committee’s Charter, develops proposals regarding director education, reviews director compensation and expenses, and at least annually conducts a self-assessment of the adequacy, effectiveness and adherence to industry “best practices” of the Trust’s governance structures and practices. The names of potential Independent Trustee candidates are drawn from a number of sources, including recommendations from management of Securian AM. Inasmuch as the Trust does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the Governance Committee does not at present consider nominees recommended by shareholders.
Neither Delaware law nor the Investment Company Act requires that the Trust’s Board of Trustees appoint a “chair” or a “lead independent trustee”. In reviewing and analyzing current trends in the industry, including various articulations of “best practices” regarding mutual fund boards, the Trust’s Board of Trustees determined that the appointment of a “chair” or a “lead independent director” would not meaningfully advance or improve the Trust’s governance structure or the ability or means of the Board of Trustees in the performance of its duties and responsibilities. In making this determination, and in deciding not to appoint a chair or a lead director, the Board of Trustees considered the current small size of the Trust, the relatively small number of Funds within the Board of Trustees’ purview, the ability of each trustee individually, and the Board as a whole, to determine and influence the nature and substance of the Board’s (and Committees’) agendas, materials and roles, the relative lack of complexity in the organization of the Trust and the representation of independent trustees at all times by independent legal counsel.
Trustee Selection and Qualifications. The Trust’s Board of Trustees has adopted and adheres to Guidelines Regarding the Responsibilities, Structure and Standards of the Board of Trustees of Securian Funds Trust (the “Trustee Guidelines”). The Guidelines provide that the Trust’s Board shall be comprised in such a manner that (i) there are at least three Independent Trustees and (ii) the ratio of Independent Trustees to total trustees complies with the requirements of the Investment Company Act and industry best practices, as determined and applied to the Trust’s from time to time by the Governance Committee of the Board.
The selection and nomination of new Independent Trustees (when vacancies occur) is solely within the discretion of the then existing Independent Trustees. The Guidelines further provide that Independent Trustees should be selected from a diverse group of experiences and backgrounds, and such selections should seek to ensure the Board’s ability to perform its duties under the Investment Company Act and Delaware law, and also promote and preserve the reputation and diversity of the Board. New Board members should have an excellent standing in the community and a style consistent with the Board environment.
The Guidelines further provide that each Independent Trustee nominee should be literate in business and financial matters as they may relate to investment companies. Additionally, if practicable, the Board should endeavor to have among its Independent Trustees at least one person that has the credentials to enable him or her to be designated as the “Audit Committee Financial Expert”.
Current Trustees and Executive Officers. Set forth in the following table are the names and certain biographical information on each current Trust trustee and certain Trust officers. Only executive officers and other officers who perform policy-making functions with the Trust are listed. None of the trustees is a director or trustee of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Trust. Each trustee serves for an indefinite term, until his or her resignation, death or removal.
Name, Address[1] and Age	Position with Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Independent Trustees
Julie K. Getchell Age 63	Trustee since October 21, 2011	Retired; Senior Financial Consultant Cargill, 2009 to 2012; Chief Financial Officer, LaCrosse Global Fund Services, 2007 to 2009; Senior Managing Director, Black River Asset Management, 2005 to 2007; Consultant, Black River Asset Management, 2004 to 2005; Chief Financial Officer, Prestige Resorts & Destinations, 2001 to 2003; Chief Operating Officer, Insight Investment Management, Inc., 1996 to 2000; Chief Financial Officer, Insight Investment Management, Inc., 1991 to 1996; Chartered Financial Analyst; CPA - inactive
Linda L. Henderson Age 68	Trustee since January 25, 2007	Retired: Professional Advisor, Carlson School of Management, working with faculty and MBA students managing Carlson Growth Fund; Semi-retirement, 2004 to 2007; RBC Wealth Management,(formerly Dain Bosworth and Dain Rauscher) 1985 to 2004; Director of Retail Fixed Income, 1996 to 2000; Director of Financial Services, 1994 to 1996; Manager of Investment Group, 1992 to 1994; Consultant, Investment Management Group, 1991 to 1992; Investment Executive, 1985 to 1991; Assistant Professor of Business Administration/Finance, University of Wisconsin-River Falls, 1980 to 1985; Chartered Financial Analyst
William C. Melton Age 70	Trustee since April 25, 2002	Retired; member, State of Minnesota Council of Economic Advisors from 1988 to 1994 and again from 2010 to the present; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist

Name, Address[1] and Age	Position with Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Interested Trustee
David M. Kuplic Age 60	Trustee since October 27, 2016	President and Director, Securian Asset Management, Inc. since November 2017; Executive Vice President and Director, Securian Asset Management, Inc. from July 2007 to November 2017; Senior Vice President, Securian Financial Group, Inc. since June 2007; Senior Vice President, Minnesota Life Insurance Company since June 2007; Senior Vice President, Securian Life Insurance Company since June 2007
Other Executive Officers[3]
David M. Kuplic Age 60	President since July 28, 2011	President and Director, Securian Asset Management, Inc. since November 2017; Executive Vice President and Director, Securian Asset Management, Inc. from July 2007 to November 2017; Senior Vice President, Securian Financial Group, Inc. since June 2007; Senior Vice President, Minnesota Life Insurance Company since June 2007; Senior Vice President, Securian Life Insurance Company since June 2007
Gary M. Kleist Age 58	Vice President and Treasurer since July 24, 2003	Financial Vice President, Chief of Operations and Director, Securian Asset Management, Inc. since December 1997; Second Vice President, Minnesota Life Insurance Company since February 2000; Second Vice President, Securian Financial Group, Inc. since February 2000; Second Vice President, Securian Life Insurance Company since June 2007
Daniel H. Kruse Age 54	Vice President since April 27, 2017	Vice President and Actuary, Minnesota Life Insurance Company since February 2015; Vice President and Actuary, Securian Financial Group, Inc. since February 2015; Vice President and Actuary, Securian Life Insurance Company since February 2015; Second Vice President and Actuary, Minnesota Life Insurance Company, February 2008 to February 2015; Second Vice President and Actuary, Securian Financial Group, Inc., February 2008 to February 2015; Second Vice President and Actuary, Securian Life Insurance Company, February 2008 to 2015

Name, Address[1] and Age	Position with Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Michael J. Radmer Age 73 Dorsey & Whitney LLP 50 South Sixth Street Minneapolis, Minnesota 55402 1945	Secretary since April 16, 1998	Senior Counsel with the law firm of Dorsey & Whitney LLP since January 2016; Partner from January 1976 to December 2015
(1)	Unless otherwise noted, the address of each trustee and officer is the address of the Trust: 400 Robert Street North, St. Paul, Minnesota 55101.
(2)	Dates reflect when the person became a director or officer of Advantus Series Fund, the predecessor to the Trust.
(3)	Although not a ‘corporate’ officer of the Trust, Michael T. Steinert, born in 1975, has served as the Trust’s Chief Compliance Officer since August 2017. Mr. Steinert is also Vice President and Chief Compliance Officer, Securian Asset Management, Inc.
Each of the current members of the Trust’s Board of Trustees was nominated by the Trust’s Governance Committee pursuant to the Guidelines. In addition to having an excellent reputation in the community, each is literate in business and financial matters as they relate to investment companies but in different ways that contribute to the board’s diversity and strength.
Ms. Getchell’s professional experience with financial and investment matters, including as the Chief Financial Officer of several financial firms and with some of the largest asset management firms in the United States, enables her to provide valuable insight and experience regarding both internal and external issues facing mutual funds and their managers. Her experiences also allow her to serve as the Trust’s designated Audit Committee Financial Expert.
Ms. Henderson’s professional and academic experience with fixed income securities provides perspective to the Board’s role in overseeing the Trust’s investment portfolios, many of which focus on fixed income securities.
Dr. Melton’s background as an economist, including as the Chief Economist for one of the largest asset management firms in the United States and in various other economic consulting capacities, provides valuable insight and experience regarding both internal and external issues facing mutual funds and their managers.
Mr. Kuplic’s investment management experience, including in the roles of President and Director of Securian AM, since November 2017, Executive Vice President and Director of Securian AM, from July 2007 to November 2017, and President of Securian Funds Trust, since July of 2011, has given him intimate familiarity with the Trust, its Funds, and their operations and enables him to provide valuable perspective on investment management and fund administration.
Share Ownership. The Trustees beneficially owned shares in Securian Funds Trust in the following dollar ranges as of December 31, 2017:
	Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Each Fund*
Independent Trustees
Julie K. Getchell		$10,001-$50,000
SFT Ivysm Growth	$1-$10,000
SFT Ivysm Small Cap Growth	$1-$10,000
All Other Funds	None

	Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Each Fund*
Linda L. Henderson		None
All Funds	None
William C. Melton		$100,001-$500,000
SFT Index 400 Mid-Cap	$100,001-$500,000
SFT Index 500	$100,001-$500,000
All Other Funds	None
Interested Trustee
David M. Kuplic		$100,001-$500,000
SFT Dynamic Managed Volatility	$50,001-$100,000
SFT Index 500	$50,001-$100,000
SFT Managed Volatility Equity	$50,001-$100,000
SFT Mortgage Securities	$1-$10,000
SFT Real Estate Securities	$10,001-$50,000
All Other Funds	None
*   The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Trustees who own Contracts issued by those companies are the beneficial owners of the shares of the Trust attributable to such Contracts.
Compensation and Fees. Legal fees and expenses are paid to the law firm of which Michael J. Radmer is Senior Counsel. No compensation is paid by the Trust to any of its officers or trustees who is currently affiliated with Securian AM. The Trust does, however, pay compensation to its Chief Compliance Officer, who is not a corporate officer of the Trust but is affiliated with Securian AM. Trustees who are not currently affiliated with Securian AM receive compensation in connection with the Trust as follows:
Annual Retainer	$50,000
Fee per in-person or 2 hour or longer telephonic board meeting	4,500
Fee per in-person or 2 hour or longer telephonic committee meeting	2,000*
Fee per telephonic board or committee meeting if less than 2 hours in duration	1,000
* No separate fee will be paid for committee meetings of 30 minutes or less that are adjacent to an in-person board meeting.

During the fiscal year ended December 31, 2017, each Trustee was compensated by Securian Funds Trust in accordance with the following table:
	Aggregate Compensation from Securian Funds Trust	Pension or Retirement Benefits Accrued as Part of Securian Funds Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Securian Funds Trust and other Funds in Same Complex Paid to Trustees
Independent Trustees
Julie K. Getchell	$75,000	n/a	n/a	n/a
Linda L. Henderson	$75,000	n/a	n/a	n/a
William C. Melton	$75,000	n/a	n/a	n/a
Interested Trustees
David M. Kuplic(1)	n/a	n/a	n/a	n/a
(1)	Because David M. Kuplic is currently an officer of Securian AM he will not receive compensation directly from the Trust for his service as a trustee.
Investment Advisory and Other Services
General
Securian AM, or its predecessor, Advantus Capital Management, Inc., has been the investment adviser and manager of the Trust and SFT Core Bond Fund, SFT Government Money Market Fund, SFT Mortgage Securities Fund, SFT Index 500 Fund, SFT International Bond Fund, SFT Index 400 Mid-Cap Fund and SFT Real Estate Securities Fund since May 1, 1997, the SFT Dynamic Managed Volatility Fund since May 1, 2013, the SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund, SFT T. Rowe Price Value Fund and SFT Wellington Core Equity Fund Since May 1, 2014, and the SFT Managed Volatility Equity Fund since November 18, 2015. Securian Financial Services, Inc. (“Securian Financial”) acts as the Trust’s underwriter. Both Securian AM and Securian Financial act as such pursuant to written agreements that will be periodically considered for approval by the trustees or shareholders of the Trust. The address of both Securian AM and Securian Financial is 400 Robert Street North, St. Paul, Minnesota 55101.
The Trust and Securian AM have obtained an exemptive order from the SEC allowing them, upon approval of Fund shareholders, to use a “manager of managers” strategy related to the management of the Trust. The shareholders of each Fund have approved the use of the exemptive order. Under the manager of managers strategy, Securian AM may select new Fund sub-advisers upon the approval of the Trust’s Board of Trustees but without shareholder approval. Securian AM may also change the terms of any investment sub-advisory agreement or continue to employ an investment sub-adviser after termination of an investment sub-advisory agreement. Investors will be notified of any sub-adviser changes.
Securian AM is responsible for overseeing sub-advisers and for recommending their hiring, termination and replacement. Securian AM retains ultimate responsibility for the investment performance of each Fund employing a sub-adviser. Investors in the Trust (purchasers of variable life insurance policies and variable annuity contracts issued by Minnesota Life, or other insurance companies to which the Trust has sold its shares) are, in effect, electing to have Securian AM either manage the investment of a Fund’s assets or select one or more sub-advisers to achieve the Fund’s investment objective.

Pursuant to separate investment sub-advisory agreements, the SFT International Bond, SFT Ivysm Growth, SFT Ivysm Small Cap Growth, SFT T. Rowe Price Value and SFT Wellington Core Equity Funds are managed by the following investment sub-advisers:
Fund	Investment Sub-Adviser
SFT International Bond	Franklin Advisers, Inc.
SFT Ivysm Growth	Ivy Investment Management Company*
SFT Ivysm Small Cap Growth	Ivy Investment Management Company*
SFT T. Rowe Price Value	T. Rowe Price Associates, Inc.
SFT Wellington Core Equity	Wellington Management Company LLP**
*	Effective May 1, 2018, the sub-adviser was changed from Waddell & Reed Investment Management Company to Ivy Investment Management Company.
**	Effective November 20, 2017, the sub-adviser was changed from FIAM LLC to Wellington Management Company LLP.
In each case, the investment sub-adviser has been retained to provide investment advice and, in general, to conduct the management investment program for the respective Fund, subject to the general control of the Board of Trustees of the Trust.
Control and Management of Securian AM and Securian Financial
Securian AM was incorporated in Minnesota in June 1994, and is an affiliate of Minnesota Life. Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named “Minnesota Mutual Companies, Inc.” The Minnesota Mutual Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named “Minnesota Life Insurance Company”. All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named “Securian Financial Group, Inc.”, which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named “Securian Holding Company”, which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Securian AM and Securian Financial are also wholly-owned subsidiaries of Securian Financial Group, Inc.
David M. Kuplic, President of the Trust, is President and Director of Securian AM. Gary M. Kleist, Vice President and Treasurer of the Trust, is Financial Vice President and Chief of Operations of Securian AM. Michael T. Steinert, Chief Compliance Officer of the Trust, is Vice President and Chief Compliance Officer of Securian AM.
The Trust’s Investment Advisory Agreement with Securian AM
Securian AM acts as investment adviser and manager of the SFT Core Bond Fund, SFT Government Money Market Fund, SFT Mortgage Securities Fund, SFT Index 500 Fund, SFT International Bond Fund, SFT Index 400 Mid-Cap Fund and SFT Real Estate Securities Fund under an Investment Advisory Agreement dated May 1, 2012; and, with respect to the SFT Dynamic Managed Volatility Fund, an amendment to such Agreement effective May 1, 2013; and, with respect to the SFT Ivysm Growth, SFT Ivysm Small Cap Growth, SFT T. Rowe Price Value and SFT Wellington Core Equity Funds, an amendment to such Agreement effective May 1, 2014; and, with respect to the SFT Managed Volatility Equity Fund, an amendment to such Agreement effective November 18, 2015. At a special meeting of shareholders held October 21, 2011, a Reorganization Agreement was approved pursuant to which each portfolio of Advantus Series Fund was reorganized into a separate Fund of the Trust effective May 1, 2012. The effect of shareholders approving the Reorganization was that they also approved a new Investment Advisory Agreement with Securian AM (which was substantially identical to the prior Investment Advisory Agreement). The Investment Advisory Agreement was approved by the initial shareholder of the SFT Dynamic Managed Volatility Fund on January 31, 2013, by the initial shareholder of each of the SFT Ivysm Growth, SFT Ivysm Small Cap Growth, SFT T. Rowe Price Value and SFT

Wellington Core Equity Funds on April 22, 2014, and by the initial shareholder of the SFT Managed Volatility Equity Fund on October 8, 2015. The Investment Advisory Agreement was last approved by the Board of Trustees of the Trust (including a majority of the trustees who are not parties to the contract, or interested persons of any such party) on January 25, 2018. Prior to May 1, 1997, the Advantus Series Fund obtained advisory services from MIMLIC Asset Management Company, formerly the parent company of Securian AM. Securian AM commenced its business in June 1994.
The Investment Advisory Agreement will terminate automatically in the event of assignment. In addition, the Investment Advisory Agreement is terminable at any time, without penalty, by the Board of Trustees of the Trust or by vote of a majority of the Trust’s outstanding voting securities on 60 days’ written notice to Securian AM, and by Securian AM on 60 days’ written notice to the Trust. Unless sooner terminated, the Investment Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually either by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of the Investment Advisory Agreement shall be effective with respect to any Fund if a majority of the outstanding voting securities of the class of capital stock of that Fund votes to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of the Trust.
The Investment Advisory Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Trust and by the vote of a majority of the directors of the Trust who are not interested persons of any party to the Investment Advisory Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of the Trust.

The Trust’s Investment Advisory Fees
Pursuant to the investment advisory agreement, each Fund pays Securian AM an advisory fee equal on an annual basis to a percentage of the Fund’s average daily net assets as set forth in the following table, effective May 1, 2018:
Fund	Advisory Fee (as a percentage of average daily net assets)
SFT Core Bond Fund	0.40% of assets to $1 billion; and 0.35% of assets exceeding $1 billion
SFT Dynamic Managed Volatility Fund	0.65% of all assets
SFT Government Money Market Fund	0.30% of assets to $1 billion; and 0.25% of assets exceeding $1 billion
SFT Index 400 Mid-Cap Fund	0.15% of assets to $1 billion; and 0.10% of assets exceeding $1 billion
SFT Index 500 Fund	0.15% of assets to $1 billion; and 0.10% of assets exceeding $1 billion
SFT International Bond Fund	0.60% of assets to $1 billion; and 0.55% of assets exceeding $1 billion
SFT Managed Volatility Equity Fund	0.65% of all assets
SFT Mortgage Securities Fund	0.40% of assets to $1 billion; and 0.35% of assets exceeding $1 billion
SFT Real Estate Securities Fund	0.70% of assets to $1 billion; and 0.65% of assets exceeding $1 billion
SFT Ivysm Growth Fund*	0.67% of assets to $500 million; and 0.625% of next $300 million of assets; and 0.60% of next $200 million of assets; and 0.50% of assets exceeding $1 billion
SFT Ivysm Small Cap Growth Fund*	0.85% of assets to $1 billion; and 0.80% of next $2 billion of assets; and 0.76% of assets exceeding $3 billion
SFT T. Rowe Price Value Fund	0.67% of assets to $1 billion; and 0.65% of next $1.5 billion of assets; and 0.60% of assets exceeding $2.5 billion
SFT Wellington Core Equity Fund**	0.65% of all assets
*	Effective May 1, 2018, the sub-adviser was changed from Waddell & Reed Investment Management Company to Ivy Investment Management Company.
**	Effective November 20, 2017, the sub-adviser was changed from FIAM LLC to Wellington Management Company LLP.

The fees paid to Securian AM by the Funds during the fiscal years ended December 31, 2017, 2016 and 2015 were as follows:
	Advisory Fees Paid
Fund	2017	2016	2015
SFT Core Bond Fund	$1,524,342	$1,530,420	$1,502,360
SFT Dynamic Managed Volatility Fund(a)	2,137,953	1,517,691	1,187,875
SFT Government Money Market Fund(b)(c)	216,808	248,863	261,810
SFT Index 400 Mid-Cap Fund	330,470	303,212	343,883
SFT Index 500 Fund	1,208,273	1,049,167	1,011,505
SFT International Bond Fund	665,137	657,717	733,311
SFT Managed Volatility Equity Fund(d)	1,467,127	725,058	16,603
SFT Mortgage Securities Fund	359,823	378,759	389,913
SFT Real Estate Securities Fund	974,903	1,049,332	1,028,889
SFT Ivysm Growth Fund	3,213,778	3,008,793	3,336,943
SFT Ivysm Small Cap Growth Fund	1,465,443	1,285,457	1,544,948
SFT T. Rowe Price Value Fund	1,469,692	1,353,619	1,485,118
SFT Wellington Core Equity Fund	763,082	782,045	911,913
(a)	Effective May 1, 2013, Securian AM and the Trust entered into an expense limitation agreement with respect to the Fund. See “SFT Dynamic Managed Volatility Fund Expense Limitation Agreement” below.
(b)	Effective May 1, 2012, Securian AM, Securian Financial and the Trust entered into a net investment income maintenance agreement to ensure that the Fund’s net investment income does not fall below zero. See “SFT Government Money Market Fund Net Investment Income Maintenance Agreement” below.
(c)	Effective Novermber 1, 2017, Securian AM and the Trust entered into an expense limitation agreement with respect to the Fund. See “SFT Government Money Market Fund Expense Limitation Agreement” below.
(d)	The Fund commenced operations on November 18, 2015. Effective the same date, Securian AM and the Trust entered into an expense limitation agreement with respect to the Fund. See “SFT Managed Volatility Equity Fund Expense Limitation Agreement” below.
Under the Investment Advisory Agreement, the Adviser furnishes the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust. The Trust pays all its costs and expenses which are not assumed by the Adviser. These Trust expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Trust including, among others, interest, taxes, brokerage fees and commissions, fees of the trustees who are not employees of the Adviser or any of its affiliates, compensation paid to the Trust’s Chief Compliance Officer, expenses of trustees’ and shareholders’ meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, association membership dues, charges of custodians, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Securian Financial shall bear all advertising and promotional expenses in connection with the distribution of the Trust’s shares, including paying for the printing of Prospectuses and Statements of Additional Information for new shareholders and the costs of sales literature.
Each Fund will bear all expenses that may be incurred with respect to its individual operation, including but not limited to transaction expenses, advisory fees, Rule 12b-1 fees, brokerage, interest, taxes, license fees, certain fund accounting expenses and the charges of the custodian. The Trust will pay all other expenses not attributable to a specific Fund, but some of such expenses will be allocated equally among the Funds, and others will be allocated on the basis of “time and effort,” unless otherwise allocated by the Board of Trustees of the Trust.

SFT Dynamic Managed Volatility Fund Expense Limitation Agreement
Securian AM and the Trust, on behalf of the SFT Dynamic Managed Volatility Fund (the Fund), have entered into an Expense Limitation Agreement, dated May 1, 2013, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.80% of the Fund’s average daily net assets through April 30, 2019. The Agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days’ notice prior to the end of a contract term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund’s ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. As of December 31, 2017 Securian AM has waived a cumulative total of $1,906,287 pursuant to the agreement, of which $1,446,313 was eligible for recovery by Securian AM as of such date. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.
SFT Government Money Market Fund Net Investment Income Maintenance Agreement
Effective May 1, 2012, the Board of Trustees of Securian Funds Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust, on behalf of SFT Government Money Market Fund (the Fund), Securian AM and Securian Financial Services, Inc. (Securian Financial). A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust’s predecessor, effective October 29, 2009. Under such Agreement, Securian AM agrees to waive, reimburse or pay Fund expenses so that the Fund’s daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Securian AM and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the Expense Waiver) on any day on which the Fund’s net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Securian AM or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Securian AM and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund’s net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund’s net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund’s expense ratio to exceed 1.25%. As of December 31, 2017, Securian AM and Securian Financial have collectively waived $4,631,950 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $1,176,744 was eligible for recovery by Securian AM and Securian Financial as of such date. If Securian AM and/or Securian Financial exercise their rights to be paid such waived amounts, the Fund’s future yield will be negatively affected for an indefinite period. The Agreement shall continue in effect following April 30, 2019, provided such continuance is specifically approved by a majority of the Trust’s independent Trustees.
SFT Government Money Market Fund Expense Limitation Agreement
Securian AM and the Trust, on behalf of the SFT Government Money Market Fund (the Fund), have entered into a written agreement, dated November 1, 2017, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.70% of the Fund’s average daily net assets through April 30, 2019. The agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days’ notice prior to the end of a contract term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. As of December 31, 2017, Securian AM has waived a cumulative total of $26,980 pursuant to the agreement, all of which was eligible for recovery by Securian AM as of such date. The Fund’s ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.
SFT Managed Volatility Equity Fund Expense Limitation Agreement
Securian AM and the Trust, on behalf of the SFT Managed Volatility Equity Fund (the Fund), have entered into a written agreement, dated November 18, 2015, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.80% of the Fund’s average daily net assets through April 30, 2019. The Agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days’ notice prior to the end of a contract term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. As of December 31, 2017 Securian AM has waived a cumulative total of $782,484 pursuant to the agreement, all of which was eligible for recovery by Securian AM as of such date. The Fund’s ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.
Investment Sub-Advisory Agreements
Franklin Advisers, Inc. (“Franklin”). Franklin is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson (former Chairman and Director of Resources) and Rupert H. Johnson, Jr., are the principal shareholders of Franklin Resources, Inc. Franklin and its affiliates manage numerous other investment companies and accounts. One of such publicly registered investment companies — Templeton Global Bond Fund — has investment policies and strategies generally similar to those of the SFT International Bond Fund. Franklin may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Franklin on behalf of the SFT International Bond Fund. Similarly, with respect to the SFT International Bond Fund, Franklin is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that it and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. Franklin is not obligated to refrain from investing in securities held by the SFT International Bond Fund or other funds it manages.
Franklin acts as investment sub-adviser to the Trust’s SFT International Bond Fund under an Investment Sub-Advisory Agreement with Securian AM dated May 1, 2012, as supplemented by a letter agreement dated May 1, 2012, regarding derivatives trading (the “Franklin Agreement”) which became effective the same date.

The Franklin Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Franklin Agreement is terminable at any time, without penalty, by the Board of Trustees of the Trust, by Securian AM or by vote of a majority of the SFT International Bond Fund’s outstanding voting securities on 60 days’ written notice to Franklin and by Franklin on 60 days’ written notice to Securian AM. Unless sooner terminated, the Franklin Agreement shall continue in effect from year to year if approved at least annually either by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the SFT International Bond Fund, provided that in either event such continuance is also approved by the vote of a majority of the Trustees who are not interested persons of any party to the Franklin Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Franklin Agreement was last approved by the Board of Trustees of the Trust (including a majority of the Trustees who are not parties to the contract or interested persons of any such party) on January 25, 2018.
From the advisory fee received from SFT International Bond Fund, Securian AM pays Franklin a sub-advisory fee equal, on an annual basis, to .37% of SFT International Bond Fund’s average daily net assets. The sub-advisory fees paid to Franklin by Securian AM during the fiscal years ended December 31, 2017, 2016 and 2015 were as follows:
2017	2016	2015
$410,444	$412,376	$462,007
Ivy Investment Management Company (“IICO”). IICO is a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”), a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. IICO and its affiliates manage other investment companies and accounts. Two of such registered investment companies — the Ivy VIP Growth Portfolio and Ivy VIP Small Cap Growth Portfolio, each a series of Ivy Variable Insurance Portfolios — have investment policies and strategies similar to those of the Trust’s SFT Ivysm Growth Fund and SFT Ivysm Small Cap Growth Fund, respectively.
IICO serves as investment sub-adviser to the Trust’s SFT Ivysm Growth Fund and SFT Ivysm Small Cap Growth Fund pursuant to separate investment sub-advisory agreements with Securian AM (the “Ivy Growth Agreement” and the “Ivy Small Cap Growth Agreement,” respectively), each of which was approved by the Board of Trustees of the Trust on April 26, 2018 and became effective on May 1, 2018. Prior to May 1, 2018, WRIMCO, an affiliate of IICO, was the sub-adviser for the SFT Ivysm Growth Fund and SFT Ivysm Small Cap Growth Fund.
The Ivy Growth Agreement and Ivy Small Cap Growth Agreement will each terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Ivy Growth Agreement and Ivy Small Cap Growth Agreement is each terminable at any time, without penalty, by the Board of Trustees of the Trust, by Securian AM or by vote of a majority of such Fund’s outstanding voting securities on 60 days’ written notice to IICO and by IICO on 60 days’ written notice to Securian AM. Unless sooner terminated, the Ivy Growth Agreement and Ivy Small Cap Growth Agreement shall each continue in effect from year to year if approved at least annually either by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of such Fund, provided that in either event such continuance is also approved by the vote of a majority of the Trustees who are not interested persons of any party to the Ivy Growth Agreement and Ivy Small Cap Growth Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Ivy Growth Agreement and Ivy Small Cap Growth Agreement was each last approved by the Board of Trustees of the Trust (including a majority of the Trustees who are not parties to the contract or interested persons of any such party) on April 26, 2018.

From the advisory fees received from SFT Ivysm Growth Fund and SFT Ivysm Small Cap Growth Fund, Securian AM pays IICO a sub-advisory fee equal on an annual basis to the following percentages of each Fund’s average daily net assets:
SFT Ivysm Growth Fund
Assets	Annual Fee
0 to $25 million	0.55% (55 bps)
Greater than $25 million to $50 million	0.45% (45 bps)
Over $50 million	0.33% (33 bps)
SFT Ivysm Small Cap Growth Fund
Assets	Annual Fee
0 to $25 million	0.82% (82 bps)
Greater than $25 million to $50 million	0.72% (72 bps)
Greater than $50 million to $75 million	0.55% (55 bps)
Over $75 million	0.40% (40 bps)
The sub-advisory fees paid to WRIMCO by Securian AM during the fiscal years ended December 31, 2017, 2016 and 2015 were as follows:
	2017	2016	2015
SFT Ivysm Growth Fund*	$1,621,480	$1,600,298	$1,739,855
SFT Ivysm Small Cap Growth Fund*	$ 891,813	$ 838,348	$ 956,408
*  IICO, an affiliate of WRIMCO, became sub-adviser for the Fund on May 1, 2018.
T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price Group, Inc. (“Group”) is a publicly owned company and owns 100% of the stock of T. Rowe Price Associates, Inc., which in turn owns 100% of T. Rowe Price International Ltd., which in turn owns 100% each of T. Rowe Price Hong Kong Limited and T. Rowe Price Singapore Private Ltd. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliate companies. T. Rowe Price and its affiliates manage numerous other investment companies and accounts. One of such publicly registered investment companies — T. Rowe Price Value Fund, Inc. — has investment policies and strategies generally similar to those of the Trust’s SFT T. Rowe Price Value Fund.
T. Rowe Price serves as investment sub-adviser to the Trust’s SFT T. Rowe Price Value Fund pursuant to an investment sub-advisory agreement with Securian AM, which was approved by the Board of Trustees on April 22, 2014 and became effective on May 1, 2014 (the “T. Rowe Price Agreement”).
The T. Rowe Price Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the T. Rowe Price Agreement is terminable at any time, without penalty, by the Board of Trustees of the Trust, by Securian AM or by vote of a majority of the T. Rowe Price Value Fund’s outstanding voting securities on 60 days’ written notice to T. Rowe Price and by T. Rowe Price on 60 days’ written notice to Securian AM. Unless sooner terminated, the T. Rowe Price Agreement shall continue in effect from year to year if approved at least annually either by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the SFT T. Rowe Price Value Fund, provided that in either event such continuance is also approved by the vote of a majority of the Trustees who are not interested persons of any party to the T. Rowe Price Agreement, cast in person at a meeting called for the purpose of voting on such approval. The T. Rowe Price Agreement was last approved by the Board of Trustees of the Trust (including a majority of the Trustees who are not parties to the contract or interested persons of any such party) on January 25, 2018.

From the advisory fee received from SFT T. Rowe Price Value Fund, Securian AM pays T. Rowe Price a sub-advisory fee equal on an annual basis to the following percentages of the Fund’s average daily net assets:
Assets	Annual Fee**
All Assets of the Fund	50 bps on first $50 million 45 bps on next $50 million 40 bps reset at $100 million* 35 bps reset at $200 million* 32.5 bps reset at $500 million* 30 bps above $500 million
*   The Sub-Adviser will provide the Adviser transitional credits to eliminate any discontinuity between the tiered fee schedule and the flat 0.40% fee schedule once assets exceed $100 million, between the flat 0.40% fee schedule and flat 0.35% fee schedule once assets reach $200 million, and between the flat 0.35% fee schedule and the flat 0.325% once assets reach $500 million. The credits will apply at asset levels between approximately $83.3 million and $100 million, at assets levels between approximately $175 million and $200 million, and at assets levels between approximately $464.3 million and $500 million.
To accommodate circumstances where the Fund’s assets fall beneath $100 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $100 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $83.3 million, where the tiered fee schedule would be fully re-applied.
The credit is determined by multiplying the difference between the tiered fee schedule and the flat 0.40% fee schedule by the difference between the current portfolio size for billing purposes and the $83.3 million threshold, divided by the difference between $100 million and the $83.3 million threshold. The credit would approach $75,000 annually when the Fund’s assets were close to $100 million and fall to zero at approximately $83.3 million.
The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as the credit to fees assessed:
Current Portfolio Size for Billing Purposes - $83,333,333.33	$75,000
$16,666,666.67
To accommodate circumstances where the Fund’s assets fall beneath $200 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $200 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $175 million, where the tiered fee schedule would be fully re-applied.
The credit is determined by multiplying the difference between the flat 0.40% fee schedule and the flat 0.35% fee schedule by the difference between the current portfolio size for billing purposes and the $175 million threshold, divided by the difference between $200 million and the $175 million threshold. The credit would approach $100,000 annually when the Fund’s assets were close to $200 million and fall to zero at approximately $175 million.
The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as the credit to fees assessed:
Current Portfolio Size for Billing Purposes - $175,000,000	$100,000
$25,000,000

To accommodate circumstances where the Fund’s assets fall beneath $500 million and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $500 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $464.3 million, where the tiered fee schedule would be fully re-applied.
The credit is determined by multiplying the difference between the flat 0.35% fee schedule and the flat 0.325% fee schedule by the difference between the current portfolio size for billing purposes and the $464.3 million threshold, divided by the difference between $500 million and the $464.3 million threshold. The credit would approach $125,000 annually when the Fund’s assets were close to $500 million and fall to zero at approximately $464.3 million.
The annualized transitional credit is determined as follows, and the appropriate portion thereof (based upon the number of days in the month) will be applied as the credit to fees assessed:
Current Portfolio Size for Billing Purposes - $464,285,714.29	$125,000
$35,714,285.71
**	Assets are aggregated with assets of the Securian AM-Minnesota Life Ins. Co. Value Separate Account for purposes of calculating the fee.
The sub-advisory fees paid to T. Rowe Price by Securian AM during the fiscal years ended December 31, 2017, 2016 and 2015 were as follows:
2017	2016	2015
$704,546	$712,433	$791,964
Wellington Management Company LLP (“Wellington Management”). Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
Wellington Management serves as investment sub-adviser to the Trust’s SFT Wellington Core Equity Fund pursuant to an investment sub-advisory agreement with Securian AM, which was approved by the Board of Trustees of the Trust on July 27, 2017 and became effective on November 20, 2017 (the “Wellington Agreement”). Prior to November 20, 2017, FIAM LLC served as investment sub-adviser to the Fund.
The Wellington Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Wellington Agreement is terminable at any time, without penalty, by the Board of Trustees of the Trust, by Securian AM or by vote of a majority of the SFT Wellington Core Equity Fund’s outstanding voting securities on 60 days’ written notice to Wellington Management and by Wellington Management on 60 days’ written notice to Securian AM. Unless sooner terminated, the Wellington Agreement shall continue in effect from year to year if approved at least annually either by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the SFT Wellington Core Equity Fund, provided that in either event such continuance is also approved by the vote of a majority of the Trustees who are not interested persons of any party to the Wellington Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Wellington Agreement was last approved by the Board of Trustees of the Trust (including a majority of the Trustees who are not parties to the contract or interested persons of any such party) on January 25, 2018.

From the advisory fee received from SFT Wellington Core Equity Fund, Securian AM pays Wellington Management a sub-advisory fee equal on an annual basis to the following percentages of the Fund’s average daily net assets:
Assets	Annual Fee
First $100 million	0.31% (31 bps)
Over $100 million	0.28% (28 bps)
The sub-advisory fees paid to Wellington Management by Securian AM from November 20, 2017 to December 31, 2017 were $0.
The sub-advisory fees paid to FIAM LLC by Securian AM during the fiscal years ended December 31, 2017, 2016 and 2015 were as follows:
2017*	2016	2015
$639,738	$409,455	$471,690
*   Amount represents fees paid from January 1, 2017 to November 19, 2017. Effective November 20, 2017, Wellington Management became sub-adviser to the Fund.
Basis of Annual Approval of Advisory and Sub-Advisory Agreements
A discussion regarding the basis of the approval by the Board of Trustees of the Trust on January 25, 2018, of the Investment Advisory Agreement with Securian AM and the Franklin Agreement, Ivy Growth Agreement, Ivy Small Cap Growth Agreement, T. Rowe Price Agreement, and Wellington Agreement is available in the Semiannual Report to Shareholders for the period ending June 30, 2018.
Information Regarding Trust Portfolio Managers — Securian AM
Other Accounts Managed. For each of the Trust’s Funds (except the SFT International Bond Fund, SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund, SFT T. Rowe Price Value Fund and SFT Wellington Core Equity Fund), the table below lists the number of other accounts managed by each Securian AM portfolio manager within each of the following categories and the total assets in the accounts managed within each category as of December 31, 2017: (i) registered investment companies (“RICs”), (ii) other pooled investment vehicles, and (iii) other accounts. Except as noted below, none of the accounts identified in any category pays an advisory fee based on the performance of the account.
PORTFOLIO MANAGER	TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS (in millions)
Lowell R. Bolken	RICs	4	$ 806
	Pooled Investment Vehicles	2	73
	Other Accounts	4	259
Matthew K. Richmond	RICs	3	725
	Pooled Investment Vehicles	2	73
	Other Accounts	1	44
Lena S. Harhaj	RICs	2	155
	Pooled Investment Vehicles	1	171
	Other Accounts	1	105
Thomas B. Houghton	RICs	4	1,404
	Pooled Investment Vehicles	6	609
	Other Accounts	12	883
James P. Seifert	RICs	2	1,105
	Pooled Investment Vehicles	4	1,514
	Other Accounts	0	0

PORTFOLIO MANAGER	TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS (in millions)
Craig M. Stapleton	RICs	8	$ 1,407
	Pooled Investment Vehicles	2	524
	Other Accounts	71	19,555
Jeremy P. Gogos, Ph.D.	RICs	7	1,327
	Pooled Investment Vehicles	0	0
	Other Accounts	2	37
Daniel A. Henken	RICs	3	1,337
	Pooled Investment Vehicles	5	438
	Other Accounts	5	581
Merlin L. Erickson	RICs	7	1,327
	Pooled Investment Vehicles	0	0
	Other Accounts	2	37
Joshua M. Klaetsch*	RICs	0	0
	Pooled Investment Vehicles	0	0
	Other Accounts	0	0
*   Information provided as of March 31, 2018. The portfolio manager began serving the fund effective May 1, 2018.
CONFLICTS OF INTEREST. In the judgment of the Trust’s investment adviser, no material conflicts of interest are likely to arise in connection with a portfolio manager’s management of a Trust Fund on the one hand and the management of any account identified above on the other. All portfolio managers must manage assets in their personal accounts in accordance with Securian AM’s and the Trust’s code of ethics. The Trust Fund and all other accounts managed by a portfolio manager in a similar style are managed subject to substantially similar investment restrictions and guidelines, and therefore no conflict of interest is likely to arise due to material differences in investment strategy. Securian AM has adopted policies and procedures designed to ensure that investment opportunities are allocated fairly between a Trust Fund and other accounts managed by the same portfolio manager, including accounts of Securian AM or its affiliates. In addition, Securian AM believes that material conflicts due to differences in compensation paid to portfolio managers (see below) are also unlikely to arise. Account performance is a factor in determining a portfolio manager’s compensation, but no portfolio manager’s compensation structure favors one account over another on the basis of performance.
PORTFOLIO MANAGERS’ OWNERSHIP OF TRUST SECURITIES. The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Funds can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Funds are offered as investment options.
As of December 31, 2017, Lena S. Harhaj, a portfolio manager of the SFT Government Money Market Fund, beneficially owned shares of the SFT Index 500 Fund, the SFT Real Estate Securities Fund, and the SFT Ivysm Small Cap Growth Fund, all worth $0-$10,000, respectively.
As of December 31, 2017, Jeremy P. Gogos, Ph.D., a portfolio manager of the SFT Dynamic Managed Volatility Fund and the SFT Managed Volatility Fund, owned shares of the SFT Core Bond Fund, the SFT Index 400 Mid-Cap Fund, the SFT International Bond Fund, the SFT Real Estate Securities Fund, the SFT Ivysm Growth Fund, the SFT Ivysm Small Cap Growth Fund, and the SFT Wellington Core Equity Fund, all worth $0-$10,000 respectively.

As of March 31, 2018, Joshua M. Klaetsch., a portfolio manager of the SFT Real Estate Securities Fund, owned shares of the SFT Core Bond Fund, the SFT Government Money Market Fund, the SFT International Bond Fund, the SFT Real Estate Securities Fund, and the SFT Ivysm Small Cap Growth Fund, all worth $0-$10,000 respectively.
PORTFOLIO MANAGER COMPENSATION. As of the end of the Trust’s most recent fiscal year, each portfolio manager of a Trust Fund is compensated for managing the Fund and for managing other accounts identified above in the manner set forth below. Portfolio managers also receive other compensation in the form of group insurance and medical benefits and pension and other retirement benefits which are available generally to all employees of Securian AM and which do not discriminate in favor of any portfolio manager.
The portfolio manager of the SFT Index 500 Fund and SFT Index 400 Fund receives the following compensation:
Base Salary — the portfolio manager’s total compensation package is reviewed and adjusted annually using competitive compensation surveys. Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.
Short-Term Bonus — the portfolio manager is eligible for an annual bonus that is based on ability to meet predetermined goals. Of the total goal, approximately 75% is based on the pre-tax investment performance versus an appropriate benchmark, which, in the case of a Fund, is the Fund’s benchmark index described in the Trust’s prospectus. Performance comparisons to the respective benchmark are performed using one-year performance. The remaining goals (approximately 25%) are based on subjective fulfillment of position duties.
Long-Term Incentive — the portfolio manager is eligible for a long-term bonus that is dependent upon Securian AM’s strategic business objectives such as profitability, sales, etc. If long-term bonuses are granted, the bonus has a four-year vesting schedule.
Deferred Compensation — the portfolio manager has the option to defer all or part of his or her short-term and long-term bonuses into a non-qualified deferred compensation plan. All elections must be made prior to the start of the performance measurement period.
The portfolio managers of the SFT Core Bond Fund, SFT Government Money Market Fund, SFT Mortgage Securities Fund and SFT Real Estate Securities Fund receive the following compensation:
Base Salary — the portfolio manager’s total compensation package is reviewed and adjusted annually using competitive compensation surveys. Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.
Short-Term Bonus — the portfolio manager is eligible for an annual bonus that is based on the portfolio manager’s ability to meet predetermined goals. Of the total goal, approximately 80% is based on the pre-tax investment performance versus an appropriate benchmark and peer group. In the case of a Fund, the appropriate benchmark is the Fund’s benchmark index described in the Trust’s prospectus. Appropriate peer groups are determined using applicable Lipper investment categories. Performance comparisons to the respective benchmark and peer group are performed using both one-year and three-year performance. The remaining goals (approximately 20%) are based on subjective fulfillment of position duties.
Long-Term Incentive — the portfolio manager is eligible for a long-term bonus that is dependent upon Securian AM’s and Securian Financial Group’s strategic business objectives such as profitability, sales, etc. If long-term bonuses are granted, the bonus has a four-year vesting schedule.

Deferred Compensation — the portfolio manager has the option to defer all or part of his or her short-term and long-term bonuses into a non-qualified deferred compensation plan. All elections must be made prior to the start of the performance measurement period.
Revenue Share — the portfolio manager is paid a percentage of revenue received for the management of assets for unaffiliated clients. Revenues received from accounts of Securian AM or any of its affiliates, or from Trust Funds, are not subject to revenue share.
The portfolio managers of the SFT Dynamic Managed Volatility and SFT Managed Volatility Equity Funds receive the following compensation:
Base Salary — the portfolio manager’s total compensation package is reviewed and adjusted annually using competitive compensation surveys. Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.
Short-Term Bonus — the portfolio manager is eligible for an annual bonus that is based on the portfolio manager’s ability to meet predetermined goals. Of the total goal, a majority is based on investment performance versus appropriate benchmarks and peer groups along with subjective standards relating to investment management activities. The remaining goals are based on subjective fulfillment of position duties.
Long-Term Incentive — the portfolio manager is eligible for a long-term bonus that is dependent upon Securian AM’s strategic business objectives such as profitability, sales, etc. If long-term bonuses are granted, the bonus has a four-year vesting schedule.
Deferred Compensation — the portfolio manager has the option to defer all or part of his or her short-term and long-term bonuses into a non-qualified deferred compensation plan. All elections must be made prior to the start of the performance measurement period.
Revenue Share — the portfolio manager is paid a percentage of revenue received for the management of assets for unaffiliated clients. Revenues received from accounts of Securian AM or any of its affiliates, or from Trust Funds, are not subject to revenue share.
Information Regarding Portfolio Managers — Franklin
This section reflects information about the portfolio manager as of December 31, 2017.
The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category:
Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed (1)	Assets of Other Pooled Investment Vehicles Managed (x $1 million) (1)	Number of Other Accounts Managed (1)	Assets of Other Accounts Managed (x $1 million) (1)
Michael J. Hasenstab	18	$54,468.1	43	$68,755.3	19	$5,772.4
Christine Zhu	7	$ 4,075.5	8	$ 9,363.4	8	$3,102.8
(1)	The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.
Portfolio managers that provide investment services to the SFT International Bond Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the SFT International Bond Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the SFT International Bond Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.
CONFLICTS. The management of multiple funds, including the SFT International Bond Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the SFT International Bond Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the SFT International Bond Fund may outperform the securities selected for the SFT International Bond Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the SFT International Bond Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
Franklin and the Trust have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
COMPENSATION. Franklin seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base Salary. Each portfolio manager is paid a base salary.

Annual Bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by Franklin. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and fund shareholders. The Chief Investment Officer of Franklin and/or other officers of Franklin, with responsibility for the fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin guidelines. The following factors are generally used in determining bonuses under the plan.
•	Investment Performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
•	Non-Investment Performance. The more qualitative contributions of the portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.
Additional Long-Term Equity-Based Compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.
OWNERSHIP OF TRUST SHARES. Franklin has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Funds can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Funds are offered as investment options. As of December 31, 2017, the portfolio managers of the International Bond Fund owned no shares in such Fund or in any other Fund of the Trust.
Information Regarding Portfolio Managers — IICO
This section reflects information about the portfolio manager as of December 31, 2017.

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts within each category:
Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed	Number of Other Pooled Investment Vehicles Managed	Assets of Other Pooled Investment Vehicles Managed	Number of Other Accounts Managed	Assets of Other Accounts Managed
Bradley M. Klapmeyer*	5	$5,080,984,854.24	2	$41,732,687.69	22	$2,112,831,372.09
Timothy J. Miller**	3	$2,472,243,050.54	1	$37,023,341.81	6	$ 303,610,896.65
Kenneth G. McQuade**	3	$2,472,243,050.54	1	$37,023,341.81	6	$ 303,610,896.65
Bradley P. Halverson**	3	$2,472,243,050.54	1	$37,023,341.81	6	$ 303,610,896.65
*	Portfolio manager for SFT Ivysm Growth Fund
**	Portfolio manager for SFT Ivysm Small Cap Growth Fund
Compensation
IICO believes that integral to the retention of investment professionals are: a) a competitive base salary that is commensurate with the individual’s level of experience and responsibility. In its consideration of an employee’s base salary IICO reviews industry specific information regarding compensation in the investment management industry, including data regarding years of experience, asset style managed, etc. Executive management of IICO is responsible for setting the base salary and for its on-going review; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent). All portfolio managers are eligible for restricted stock awards and/or cash-settled restricted stock unit awards. If such awards are granted, they will vest over a period of four years, with the first vesting to take place either one or two years after the date of the award, depending on the type of award; and d) to the extent a portfolio manager also manages institutional separate accounts, a percentage of the revenues earned, on behalf of such accounts, by IICO.
Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by IICO (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by IICO (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by IICO (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.
Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all IICO employees.

Conflict of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:
•	The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. IICO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.
•	The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. IICO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to IICO’s Allocation Procedures.
IICO and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Ownership of Trust Shares
The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Funds can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Funds are offered as investment options. As of December 31, 2017, the portfolio managers of the SFT Ivysm Growth Fund and SFT Ivysm Small Cap Growth Fund do not own any shares in such Funds or in any other Fund of the Trust.
Information Regarding Portfolio Manager — T. Rowe Price
This section reflects information about the portfolio manager as of December 31, 2017.
The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts within each category:
12/31/2017	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Mark S. Finn	8	$44,780.90	10	$15,783.82	29	$6,117.99
Compensation
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on several factors:
1.	Investment performance over 1-, 3-, 5-, and 10-year periods. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the appropriate benchmark(s) for the investment product, as well as comparably managed investment strategies of competitive investment management firms.
2.	Teamwork. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being a good corporate citizen are important components of our long-term success and are highly valued.

Compensation is viewed with a long-term time horizon — the more consistent a manager’s performance over time, the higher the compensation opportunity. Fluctuation in assets under management is not considered a material factor.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
Conflict of Interest
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short (either directly or through derivatives, such as total return equity swaps) for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds or other accounts (and vice versa), and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.
Ownership of Trust Shares
The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Funds can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Funds are offered as investment options. As of December 31, 2017, the portfolio manager of the SFT T. Rowe Price Value Fund does not own any shares in such Fund or in any other Fund of the Trust.

Information Regarding Portfolio Managers — Wellington Management
This section reflects information about the portfolio manager as of December 31, 2017.
The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts within each category:
Name Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (millions)
Mammen Chally	Registered Investment Companies	15	$11,995	0	$0
	Other Pooled Investment Vehicles	4	$ 371	0	$0
	Other Accounts	10	$ 1,154	0	$0
David A. Siegle	Registered Investment Companies	15	$11,995	0	$0
	Other Pooled Investment Vehicles	4	$ 371	0	$0
	Other Accounts	10	$ 1,154	0	$0
Douglas W. McLane	Registered Investment Companies	16	$12,050	0	$0
	Other Pooled Investment Vehicles	5	$ 375	0	$0
	Other Accounts	10	$ 1,154	0	$0
Compensation
Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and Securian AM on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of June 30, 2017.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salaries for the other Portfolio Managers are determined by the Portfolio Managers’ experience and performance in their roles as Portfolio Managers. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager‘s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Chally is a Partner.
Fund	Benchmark Index and/or Peer Group for Incentive Period
SFT Wellington Core Equity Fund	S&P 500 Index
Conflict of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the SFT Wellington Core Equity Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the SFT Wellington Core Equity Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the SFT Wellington Core Equity Fund.
The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the SFT Wellington Core Equity Fund, or make investment decisions that are similar to those made for the SFT Wellington Core Equity Fund, both of which have the potential to adversely impact the SFT Wellington Core Equity Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Investment Professionals may purchase the same security for the SFT Wellington Core Equity Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the SFT Wellington Core Equity Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Ownership of Trust Shares
The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Funds can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Funds are offered as investment options. As of December 31, 2017, the portfolio managers of the SFT Wellington Core Equity Fund do not own any shares in such Fund or in any other Fund of the Trust.
Disclosure of Fund Holdings
The Board of Trustees of the Trust has adopted policies and procedures on the Trust’s behalf to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds (the “Disclosure Policies”). The Disclosure Policies are intended to ensure compliance with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of the Trust to prevent the selective disclosure of non-public information concerning the Funds, except in accordance with the Disclosure Policies. The Trust does not receive any compensation in return for the disclosure of information about a Fund’s securities or for any ongoing arrangements to make available information about a Fund’s securities.
The Board considered the circumstances under which a Fund’s portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. The Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Trust’s shareholders, on the one hand, and those of Securian AM and its affiliates, on the other hand. After giving due consideration to these matters and after the exercise of its fiduciary duties, the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Board of Trustees exercises continuing oversight of the disclosure of the portfolio holdings by (i) reviewing, at least quarterly, the potential and actual material conflicts that could arise between the Trust’s shareholders and those of its service providers and for any waivers and exceptions made to the Disclosure Policies during the preceding quarter and determining if they were made in the best interests of Trust shareholders, (ii) reviewing, at least quarterly, any violation(s) of the Disclosure Policies during the preceding quarter, and (iii) reviewing these procedures from time to time for their continued appropriateness and amending or ratifying the Disclosure Policies as the Board of Trustees deems necessary. In addition, the Board of Trustees oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies.
The Board of Trustees reserves the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.
The Trust files complete portfolio holdings schedules for each Fund as required in public filings made with the SEC on a quarterly basis. In its capacity as investment adviser to the Trust, Securian AM personnel that deal directly with the management, processing, settlement, review, control, auditing, reporting or valuation of portfolio trades have full daily access to portfolio holdings. Such persons are subject to duties of confidentiality and trade prohibitions pursuant to the Securian AM Code of Ethics. Below is a list that describes the circumstances in which portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC. Certain affiliated and unaffiliated entities that receive nonpublic portfolio holdings information are subject to a duty not to disclose or trade on such information if such duty is a contractual duty or is an independent obligation otherwise imposed.
•	Disclosure on a Delay. The Trust and Securian AM may publicly disclose all calendar quarter-end portfolio holdings of all Funds after a 60 day delay. Disclosure to consultant databases, ratings agencies and other third parties will be subject to the delay requirement unless permitted pursuant to another approved method of portfolio holdings disclosure.
•	Affiliated Service Providers. Certain personnel of affiliated service providers that deal directly with internal audit, accounting, financial reporting, legal and other administrative services have full daily access to portfolio holdings. Such personnel include employees of the Trust’s administrative services agent, Securian Financial Group, and the Trust’s underwriter, Securian Financial. The frequency of disclosure varies and may be as frequent as daily, with no lag.
•	Unaffiliated Service Providers — Daily. Certain personnel employed by unaffiliated third party service providers have daily access to portfolio holdings information. Such personnel include (i) employees of the Trust’s accountant, State Street Bank and Trust Company (“State Street”), that are involved in the daily accounting and investment administration services of the Trust and other services provided to the Trust, (ii) employees of the Trust’s custodian, State Street, (iii) employees of other unaffiliated service providers, Bloomberg LP, Interactive Data, Pricing and Reference Data, Inc. (IDC), Standard & Poor’s Securities Evaluations, Inc., Lipper, Inc., Eagle Investment Systems, Brown Brothers Harriman & Co., Moody’s Analytics Knowledge Services, FactSet Research Systems Inc., Glass, Lewis & Co., Markit WSO Corporation, MSCI, Inc., and Syntel Inc., that are involved with other operational functions for the Fund, including, but not limited to services such as maintenance of computer systems used by Securian AM or other service providers on behalf of the Trust and security pricing.The frequency of disclosure varies and may be as frequent as daily, with no lag. These parties are subject to contractual duties of confidentiality regarding portfolio holdings information.
•	Unaffiliated Service Providers — As Needed. Personnel of certain other unaffiliated third party service providers have access to Trust portfolio holdings information only as needed to provide services to the Trust. These service providers include (i) the Trust’s independent registered public accounting firm, KPMG LLP, (ii) the Trust’s general counsel, Dorsey & Whitney LLP, (iii) the independent legal counsel to the Trust’s independent trustees, Faegre Baker Daniels LLP, (iv) the Trust’s financial printer and EDGAR filing agent, R.R. Donnelley and Merrill Corporation, in connection with the printing of the Trust’s annual and semiannual reports to shareholders and the filing of the Trust’s reports on Form N-CSR, Form N-Q and other reports with the SEC, and (v) other attorneys in connection with evaluation of a potential investment or a collection of investments or in connection with seeking other legal advice which may be on behalf of the Trust, Securian AM or other service providers provided there is a duty of confidentiality established either by contract or by law. The frequency of disclosure varies and is provided on an as needed basis.
•	Disclosure to Sub-Adviser — Certain personnel employed by a sub-adviser to a Fund have daily access to portfolio holdings information as needed to conduct their sub-advisory services. This portfolio holdings information is subject to the portfolio holding policies of the sub-adviser. The SFT International Bond Fund’s Sub-Adviser, Franklin, has adopted a policy regarding disclosure of portfolio holdings information related to the SFT International Bond Fund.
•	Select Broker/Dealers Related to Trading. Portfolio managers, analysts and traders may discuss portfolio holdings with various broker/dealers for purposes of trade settlement, analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of certain portfolio holdings, as well as for the purpose of assisting portfolio managers in the trading of such securities.

The frequency of disclosure to select broker/dealers for trading and research purposes varies and may be as frequent as daily, with no delay.
•	Disclosure of Individual Fund Holdings. Certain spokespersons of Securian AM, Franklin or the Trust may disclose or confirm the ownership of any individual holding position in materials prepared for Trust shareholders, media interviews, due diligence meetings with management, shareholders, consultants and other interested parties; provided that (i) aggregate client position size is not disclosed, (ii) the discloser has made a good faith judgment that such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Fund (which can be disclosed only in accordance with the Disclosure Policies), and (iii) the information does not constitute material nonpublic information.
DISCLOSURE AS REQUIRED BY LAW. A Fund’s portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions held in a Fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of required disclosure include, but are not limited to, disclosure of portfolio holdings (i) in a filing or submission with the SEC or another regulatory body or on the Trust’s website, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit, or (iv) as required by court order. Disclosure of portfolio holdings or other investment positions as required by applicable laws, rules and regulations must be authorized by the Chief Compliance Officer, or an authorized designee.
WAIVERS OF DISCLOSURE POLICIES. The Chief Compliance Officer oversees the Disclosure Policies on a day-to-day basis. The Chief Compliance Officer, or an authorized designee, makes decisions regarding any waiver or exception of a Disclosure Policy based on the best interests of Trust shareholders, including an analysis of any actual or potential conflicts of interest. The Chief Compliance Officer also considers whether the advance disclosure is supported by a legitimate business purpose and whether the information is subject to an independent duty or agreement not to disclose or trade on the nonpublic information. All waivers and exceptions will be disclosed to the Board of Trustees at its next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver, and the length of the delay between the date of the information and the date on which the information is disclosed to the recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a Fund and its shareholders, and the legitimate business purposes served by the disclosure.
Administrative Services
The Trust has entered into an agreement with Securian Financial Group, Inc. (“SFG”) and Securian AM, dated October 29, 2015, under which SFG provides accounting oversight, financial reporting, legal and other administrative services and Securian AM provides certain securities pricing services to the Trust. Under the agreement, each Fund reimburses SFG and Securian AM quarterly for the actual costs incurred by each in performing such services, as determined in accordance with their customary cost accounting procedures consistently applied. Additional accounting and administrative services are performed by State Street (see below). Also under the agreement, SFG oversees State Street’s performance of these services. Prior to January 1, 2013, SFG’s subsidiary, Minnesota Life, provided similar administrative services to the Trust and its predecessor entity, Advantus Series Fund. During each of the last three calendar years the amounts paid by the predecessor entity of each Fund to Minnesota Life for these services were as follows:
Fund	2017	2016	2015
SFT Core Bond Fund	$49,231	$46,892	$45,389
SFT Dynamic Managed Volatility Fund	31,804	30,759	26,067
SFT Government Money Market Fund	47,817	39,837	38,390
SFT Index 400 Mid-Cap Fund	25,200	21,276	27,063
SFT Index 500 Fund	25,200	21,276	27,063
SFT International Bond Fund	84,368	84,327	71,388
SFT Managed Volatility Equity Fund	29,801	21,200	3,200
SFT Mortgage Securities Fund	46,458	42,157	39,268
SFT Real Estate Securities Fund	25,201	21,276	27,941
SFT Ivysm Growth Fund	25,201	21,276	22,023
SFT Ivysm Small Cap Growth Fund	25,201	21,276	22,023
SFT T. Rowe Price Value Fund	26,029	21,602	22,023
SFT Wellington Core Equity Fund	25,201	21,276	22,023
The Trust has also entered into separate agreements with State Street pursuant to which State Street provides daily accounting and investment administration services, Form N-CEN and N-PORT reporting and liquidity related services for the Trust’s Funds. Under these agreements, each dated May 1, 2012, each Fund pays annual accounting and administration fees equal to a specified percentage of the Fund’s net assets, ranging from .01% to .045% depending on the Fund and its level of net assets, as well as various fixed fees and charges for other services provided under the agreements. During the last three calendar years, the amounts paid by the Fund or the predecessor entity of each Fund to State Street for these services were as follows:
Fund	2017	2016	2015
SFT Core Bond Fund	$164,757	$153,443	$167,311
SFT Dynamic Managed Volatility Fund	111,134	74,780	60,577
SFT Government Money Market Fund	87,773	79,173	86,344
SFT Index 400 Mid-Cap Fund	69,396	55,047	77,186
SFT Index 500 Fund	150,234	129,650	149,688
SFT International Bond Fund	71,610	56,219	77,207
SFT Managed Volatility Equity Fund	49,119	52,108	5,948
SFT Mortgage Securities Fund	62,395	50,939	58,723
SFT Real Estate Securities Fund	66,016	55,498	67,902
SFT Ivysm Growth Fund	101,182	90,113	106,817
SFT Ivysm Small Cap Growth Fund	57,401	48,735	33,097
SFT T. Rowe Price Value Fund	57,925	60,724	34,656
SFT Wellington Core Equity Fund	62,134	9,258	32,408
Code of Ethics
Securian AM, Securian Financial and the Trust, together with the sub-advisers for the SFT International Bond Fund, SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund, SFT T. Rowe Price Value Fund and SFT Wellington Core Equity Fund has each adopted a Code of Ethics in accordance with the Investment Company Act of 1940 and the rules and regulations thereunder. The private investment activities of personnel covered by the Code of Ethics are restricted in accordance with the Code’s provisions, but, subject to such provisions, personnel may invest in securities including securities that may be purchased or held by the Trust.
Proxy Voting Policies
The Trust and its Funds, excluding the SFT Ivysm Growth, SFT Ivysm Small Cap Growth, SFT T. Rowe Price Value and SFT Wellington Core Equity Funds, have delegated all proxy voting responsibilities to Securian AM.

Securian AM has adopted policies and procedures relating to the voting of proxies (the “Proxy Voting Policies”) that are designed to ensure that proxies are voted in the best interests of the Funds in accordance with Securian AM’s fiduciary duties and legal and regulatory requirements. Securian AM has retained Glass Lewis & Co (“Glass Lewis”) as a proxy adviser. Securian AM will, in most cases follow proxy voting guidelines developed by Glass Lewis & Co. (the “Guidelines”). However, these Guidelines are just that — guidelines; they are not strict rules that must be obeyed in all cases. Securian AM’s Proxy Voting Policies allow it to vote shares contrary to the typical vote indicated by the Guidelines if such a vote is in a Fund’s best interests. Securian AM has an Investment Policy Committee, responsible for overseeing the Proxy Voting Policies, approving proxy voting policies and making voting decisions on ballots that give rise to a conflict of interest. All conflicts of interest will be resolved in the interests of the Funds. A summary of Securian AM’s Proxy Voting Policies is attached as Appendix D.
In the case of the SFT Ivysm Growth and SFT Ivysm Small Cap Growth Funds, all proxy voting responsibilities have been delegated to such Fund’s investment sub-adviser, IICO. A summary of IICO’s proxy voting policies is attached as Appendix E. In the case of the SFT T. Rowe Price Value Fund, all proxy voting responsibilities have been delegated to the Fund’s investment sub-adviser, T. Rowe Price. A summary of the T. Rowe Price’s proxy voting policies is attached as Appendix F. In the case of the SFT Wellington Core Equity Fund, all proxy voting responsibilities have been delegated to the Fund’s investment sub-adviser, Wellington Management. A summary of the Wellington Management proxy voting policies is attached as Appendix G.
Information regarding how the Trust (or its predecessor, Advantus Series Fund) voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request by calling, toll-free, 1-866-330-7355 or (2) on the SEC’s web site at http://www.sec.gov. The Trust will provide this information within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.
Distribution Agreement
Securian Financial acts as the underwriter of the Trust’s shares, pursuant to a written agreement. The Board of Trustees of the Trust, including a majority of the trustees who are not parties to the agreement, or interested persons of any such party, last approved the Trust’s Underwriting and Distribution Agreement dated July 30, 2015 with Securian Financial (the “Distribution Agreement”) on January 25, 2018. Under the Distribution Agreement, Securian Financial does not receive any compensation for its services as principal underwriter for the Trust, except for certain fees paid pursuant to the Trust’s Rule 12b-1 Plan of Distribution. See “Payment of Certain Distribution Expenses of the Trust,” below.
The Distribution Agreement may be terminated by the Trust or Securian Financial at any time by the giving of 60 days’ written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the trustees who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.
In the Distribution Agreement, Securian Financial undertakes to indemnify the Trust against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Trust in any way arising out of or in connection with the sale or distribution of the Trust’s shares, except to the extent that such liability is the result of information which was obtainable by Securian Financial only from persons affiliated with the Trust but not with Securian Financial.

Payment of Certain Distribution Expenses of the Trust
The Trust has adopted a Plan of Distribution (the “Plan”) relating to the payment of certain distribution and/or shareholder servicing expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, Class 2 shares and the SFT Dynamic Managed Volatility, SFT Managed Volatility Equity, SFT Government Money Market, SFT Ivysm Growth, SFT Ivysm Small Cap Growth, and SFT T. Rowe Price Value Funds (Class 1 shares are not part of the Plan), pay a fee to Securian Financial, or to life insurance companies (“Insurance Companies”) whose variable insurance contracts (“Variable Contracts”) offer shares of the Trust, which, on an annual basis, is equal to .25% of each Fund’s average daily net assets, and is to be used to pay certain expenses incurred in connection with servicing shareholder accounts and to promote the distribution of the Trust’s shares.
The distribution fees may be used by Securian Financial for the purpose of financing any activity, which is primarily intended to result in the sale of shares of the Trust or Variable Contracts offering such shares. Distribution-related payments made under the Plan may be used for, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of Variable Contract owners or dealers and their representatives, trail commissions, and other distribution-related expenses, including a prorated portion of the overhead expenses of the Distributor or the Insurance Companies which are attributable to the distribution of the Variable Contracts. Payments under the Plan may also be used to pay Insurance Companies, dealers or others for non-distribution services, including, among other things, responding to inquiries from owners of Variable Contracts regarding the Trust, printing and mailing Trust prospectuses and other shareholder communications to existing Variable Contract owners, direct communications with Variable Contract owners regarding Trust operations and Fund composition and performance, furnishing personal services or such other enhanced services as the Trust or a Variable Contract owner may require, or maintaining customer accounts and records.
In addition, the Plan contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. In particular, the Plan provides that (1) with respect to each Fund/Class, the Plan has been adopted prior to any public offering of the voting securities of the Fund/Class or prior to the sale of such securities to persons who are not affiliated persons of the Trust, affiliated persons of such persons, promoters of the Trust, or affiliated persons of such promoters, or, if not so adopted, the Plan must have been approved by a vote of at least a majority of the outstanding voting securities of each such Fund/Class (Class 1 shares are not part of the Plan), and by a majority vote of both the full Board of Trustees of the Trust and those trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to it (the Independent Trustees), (2) the Plan will continue in effect from one year to another so long as its continuance is specifically approved annually by a majority vote of both the full Board of Trustees and the Independent Trustees, (3) the Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust or of a particular Fund/Class, (4) the Plan may not be amended to increase materially the amount of the fees payable thereunder unless the amendment is approved by a vote of a majority of the outstanding voting securities of the Trust, or of a particular Fund/Class, and all material amendments must be approved by a majority vote of both the full Board of Trustees and the Independent Trustees, (5) while the Plan is in effect, the selection and nomination of any new Independent Trustees is committed to the discretion of the Independent Trustees then in office, and (6) the Trust’s underwriter, the Insurance Companies or others will prepare and furnish to the Board of Trustees, and the Board of Trustees will review, at least quarterly, written reports which set forth the amounts expended under the Plan and the purposes for which those expenditures were made.
Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Trustees and of the directors who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company’s Board of Trustees, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Trustees of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company. Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule 12b-1(b) only if selection and nomination of the investment company’s disinterested Trustees are committed to the discretion of such disinterested Trustees. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Trustees meetings held January 25, 2018, the Board of Trustees of the Trust so concluded.
During the fiscal year ended December 31, 2017, each Fund or each class of a Fund covered by the Plan of Distribution paid the following amount to Securian Financial in accordance with the Plan:
Fund/Class	Amount Paid
SFT Core Bond Fund – Class 2 shares	$ 946,800
SFT Dynamic Managed Volatility Fund	822,290
SFT Government Money Market Fund(a)	180,673
SFT Index 400 Mid-Cap Fund – Class 2 shares	537,837
SFT Index 500 Fund – Class 2 shares	1,640,758
SFT International Bond Fund – Class 2 shares	274,248
SFT Managed Volatility Equity Fund	564,279
SFT Mortgage Securities Fund – Class 2 shares	224,235
SFT Real Estate Securities Fund – Class 2 shares	339,960
SFT Ivysm Growth Fund	1,199,307
SFT Ivysm Small Cap Growth Fund	431,013
SFT T. Rowe Price Value Fund	548,392
SFT Wellington Core Equity Fund – Class 2 shares	291,569
(a)	Effective May 1, 2012, Securian Financial Services, Inc. agreed to waive, reimburse or pay the SFT Government Money Market Fund’s Rule 12b-1 distribution expenses so that the Fund’s daily net investment income does not fall below zero (see “SFT Government Money Market Fund Net Investment Income Maintenance Agreement” above). A similar agreement with Securian Financial was previously approved by Advantus Series Fund, Inc., the Trust’s predecessor, covering the Money Market Portfolio of the Series Fund, effective October 29, 2009. As of December 31, 2017, the aggregate amount waived totaled $30,310. The total Rule 12b-1 distribution expenses shown above are gross of the amount waived.
In accordance with the Plan of Distribution, Securian Financial has entered into separate Trust Shareholder Services Agreements with Minnesota Life, dated May 1, 2012 and Securian Life, dated May 1, 2012 (Securian Life is an affiliate of Minnesota Life). Each of these Agreements provides that Minnesota Life or Securian Life will provide to the Trust, on behalf of Securian Financial, distribution and non-distribution related services, of the type described above. Securian Financial agrees to pay Minnesota Life or Securian Life an amount equal, on an annual basis, to 0.25% of the average combined daily net assets of all the designated Funds of the Trust which are attributable to the Contracts issued by Minnesota Life or Securian Life, respectively, and are a part of the Plan of Distribution. These Agreements were last approved by a vote of the Board of Trustees, including a majority of the Independent Trustees, on January 25, 2018.
The Plan of Distribution could be construed as a “compensation plan” because Securian Financial is paid a fixed fee and is given discretion concerning what expenses are payable under the Plan of Distribution. Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses. Securian Financial may spend more or less for the distribution and promotion of the Trust’s shares than it receives as distribution fees pursuant to the Plan of Distribution for the Funds covered by the Plan. However, to the extent fees received exceed expenses, including indirect expense such as overhead, Securian Financial could be said to have received a profit.
Custodian
Pursuant to a custodian agreement approved by the Trust’s Board of Trustees, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri, 64105, is the custodian for each Fund of the Trust.
Independent Registered Public Accounting Firm
KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, acts as the Trust’s independent registered public accounting firm and provides audit services to the Trust, including audits of the Trust’s annual financial statements.
Legal Counsel
The Trust’s general counsel is Dorsey & Whitney LLP. The firm of Faegre Baker Daniels LLP serves as independent legal counsel to the Trust’s independent trustees.
Fund Transactions and Allocation of Brokerage
Investment Adviser: Securian AM
The Adviser selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Funds of the Trust, except for a Fund which has entered into a sub-advisory agreement. There is generally no stated commission in the case of fixed income securities, which are traded in the OTC markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. The Adviser considers the full range and quality of a broker’s services in placing brokerage, including the value of research services provided (as defined in the Securities Exchange Act of 1934), execution capability, commission rate, financial responsibility and responsiveness. The Trust may pay higher than the lowest commission rates (on equity securities) or higher than the lowest price (on fixed income securities) available. Research services considered by the Adviser include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for the Adviser, the Trust enables the Adviser to supplement its own investment research activities and allows the Adviser to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Trust. To the extent such commissions are directed to these other brokers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Trust from these commissions.
There is no formula for the allocation by the Advisers of the Trust’s brokerage business to any broker-dealers for brokerage and research services. However, the Adviser will authorize the Trust to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.
To the extent research services are used by the Adviser in rendering investment advice to the Trust, such services would tend to reduce the Adviser’s expenses. However, the Adviser does not believe that an exact dollar amount can be assigned to these services. Research services received by the Adviser from brokers or dealers executing transactions for the Trust will be available also for the benefit of other portfolios managed by the Adviser, and conversely, research services received by the Adviser in respect of transactions for such other portfolios will be available for the benefit of the Trust.
During the fiscal years ended December 31, 2017, 2016 and 2015, brokerage commissions paid by the Funds were:
	Brokerage Commissions Paid
Fund	2017	2016	2015
SFT Core Bond Fund	$ 8,358	$ 8,343	$ —
SFT Dynamic Managed Volatility Fund	39,974	18,983	748
SFT Government Money Market Fund	—	—	—
SFT Index 400 Mid-Cap Fund	17,956	20,932	16,805
SFT Index 500 Fund	14,834	9,524	20,418
SFT International Bond Fund	—	—	—
SFT Managed Volatility Equity Fund	36,881	43,573	4,244
SFT Mortgage Securities Fund	451	—	3
SFT Real Estate Securities Fund	186,378	238,714	210,269
SFT Ivysm Growth Fund	138,556	198,723	145,018
SFT Ivysm Small Cap Growth Fund	154,220	240,954	202,374
SFT T. Rowe Price Value Fund	128,391	193,442	139,058
SFT Wellington Core Equity Fund	52,843	69,786	88,195
Most transactions in money market instruments will be purchases from issuers of or dealers in money market instruments acting as principal. There usually will be no brokerage commissions paid by the Trust for such purchases since securities will be purchased on a net price basis. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices of securities. Purchases of underwritten issues may be made which will reflect a fee paid to the underwriter.
The Trust will not execute portfolio transactions through any affiliate, except as described below. The Adviser believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefits accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.
Consistent with achieving best execution, the Trust may participate in so-called “directed brokerage” (or “Commission recapture”) programs, under which brokers (or dealers) used by the Trust remit a portion of brokerage commissions (or credits on fixed income transactions) to the particular Fund from which they were generated. Subject to oversight by the Trust’s Board of Trustees, either the Adviser or the sub-adviser, if any, is responsible for the selection of brokers or dealers and for ensuring that a Fund receives best price and execution in connection with its portfolio brokerage transactions. Participation in such programs may increase Fund returns.
In addition to providing investment management services to the Trust, Securian AM provides investment advisory services for insurance companies, including Minnesota Life and its affiliated life insurance companies and certain associated separate accounts. It also provides investment advisory services to qualified pension and profit sharing plans, corporations, partnerships, investment companies and various private accounts. Frequently, investments deemed advisable for the Trust are also deemed advisable for one or more of such accounts, so that Securian AM may decide to purchase or sell the same security at or about the same time for both the Trust and one of those accounts. In such circumstances, orders for a purchase or sale of the same security for one or more of those accounts may be combined with an order for the Trust, in which event the transactions will be averaged as to price and normally allocated as nearly as practicable in proportion to the amounts desired to be purchased or sold for each account. While in some instances combined orders could adversely affect the price or volume of a security, it is believed that the Trust’s participation in such transactions on balance will produce better net results for the Trust.
The Trust’s acquisition during the fiscal year ended December 31, 2017, of securities of its regular brokers or dealers or of the parent of those brokers or dealers that derive more than 15 percent of gross revenue from securities-related activities is presented below:
Name of Issuer	Value of Securities Owned in the Funds at End of Fiscal Year
JP Morgan Securities LLC	$34,286,277
Wells Fargo Brokerage Services LLC	26,299,636
Citigroup, Inc.	23,331,494
Bank of America Corp.	21,923,562
Morgan Stanley	15,829,030
Goldman Sachs & Co.	9,298,645
Credit Suisse	4,577,131
Barclays PLC	3,390,402
T. Rowe Price Group	959,375
Sub-Adviser: Franklin
Since most purchases by the SFT International Bond Fund (the “Fund”) are principal transactions at net prices, it incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.
It is not possible to place an accurate dollar value on the special execution or on the research services Franklin receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows Franklin to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce Franklin’s research activities in providing investment advice to the Fund.
As long as it is lawful and appropriate to do so, Franklin and its affiliates may use this research and data in their investment advisory capacities with other clients.
Because Franklin Templeton Distributors, Inc. (“Distributors”) is a member of the Financial Industry Regulatory Authority, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next sub-advisory fee payable to Franklin will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender, and the advisory fee the Fund pays Securian AM will be reduced by the same amount.
If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Franklin are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Franklin, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.
Sub-Adviser: IICO
Trades are executed according to the firm’s Allocation Procedures outlined below.
The Order Aggregation and Trade Allocation Policy is intended to promote fairness, mitigate potential conflicts of interest, and conform trade allocations to applicable regulatory principles. The policy strictly prohibits any allocation request or allocation decision that favors one account over another based on the self-interest of the account’s portfolio manager or IICO. In appropriate circumstances, any account managed by IICO may purchase or sell a security prior to other accounts or at times when other accounts are not trading the security. This could occur, for example, as a result of specific investment objectives of an account, different cash resources arising from contributions or withdrawals or specific, client imposed restrictions. However, accounts that are managed in similar styles by the same portfolio manager often have similar or identical portfolio composition and weightings. In other circumstances, IICO may seek to acquire or dispose of the same security for multiple accounts at the same time.
When consistent with each participating client’s investment management agreement, IICO may aggregate orders for more than one account to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. IICO seeks to aggregate trade orders in a manner that is consistent with its duties to: seek best execution of client orders, treat all clients fairly and equitably over time and not systematically advantage any single client or group of clients over time.
When a decision is made to aggregate transactions on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. When such an order is filled in its entirety, each participating client account will receive the average share price for the aggregated order and transaction costs will be shared pro rata based on each client’s participation in the order. When an aggregated order is partially filled, IICO will allocate the trades in accordance with the procedures described below.
When an aggregated order cannot be fully executed in a single day the portion of the order filled on that day is generally allocated among participating accounts pro rata based on the size of each account’s order. Such allocations are subject to rounding to achieve “round lots” and IICO’s ability to cancel or modify an order for one or more accounts if IICO believes that, as a result of the incomplete fill, the order is no longer appropriate for such accounts. IICO may apply a minimum order allocation amount, which may vary based on the market convention associated with the particular security. Where remaining positions are too small to satisfy the minimum allocation amount, IICO may decide to allocate the remaining shares to those accounts seeking large positions which remain unfilled or to allocate remaining shares to those accounts whose order would be completed as a result of the allocation. IICO may allocate on a basis other than pro rata if, under the circumstances, such other method is reasonable, equitable, does not result in improper or undisclosed advantage or disadvantage to a particular account or group of accounts and results in fair access, over time, to trading opportunities for all eligible accounts.
IICO generally will not aggregate trades for clients who have limited IICO’s brokerage discretion with trades for other accounts. Notwithstanding the foregoing, IICO may attempt, when circumstances permit, to include transactions of clients who have directed the use of a particular broker-dealer in an aggregated order. In such transactions, the executing broker-dealer must agree to transfer that portion of the order relating to clients who have directed the use of a particular broker-dealer to the specified broker-dealer. If the executing broker-dealer does not agree to make this transfer, the order for the same security of behalf of the directing clients will be executed through the specified broker-dealer and the cost of the transaction may be greater.
Securities offered in initial public offerings (“IPOs”) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations. In addition, IICO often does not know the number of shares it will be allocated as a whole until after the order is placed. IICO has adopted procedures designed to ensure fair and equitable allocation of IPOs among IICO’s clients, over time. Under these procedures, IPOs are generally allocated pro rata based on the total relative assets of each participating account, subject to adjustments for de minimis allocations and round lots. Accounts for which an IPO is more suitable may receive greater allocations than accounts with less suitable investment strategies. An IPO may be allocated on a basis other than total assets for good cause if all clients receive fair and equitable treatment. For example, shares otherwise allocable to a participating account based on a pro rata allocation may be reduced or eliminated to accommodate cash availability, position limitations and investment restrictions.
In allocating brokerage, and consistent with IICO’s policies and procedures, IICO takes into account the value of eligible brokerage and research products and services (each a “soft dollar service”) provided by broker-dealers, as long as such consideration does not jeopardize the objective of seeking best execution. Broker-dealers typically provide a bundle of services, including research and execution of transactions. When appropriate under its discretionary authority and consistent with its duty to seek best execution, IICO may direct brokerage transactions for client accounts to broker-dealers who provide IICO with useful soft dollar services. Research services may be proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analyst and traders) or third party (created by a third party but paid for by the broker-dealer). The brokerage commissions used to acquire soft dollar services in these arrangements are commonly referred to as “soft dollars”. IICO may use soft dollars to acquire either type of research however, IICO will not enter into any agreement or understanding with a broker-dealer that would obligate IICO to direct a specific amount of brokerage business to that broker-dealer in return for a soft dollar service. Nonetheless, certain broker-dealers may state in advance the amount of brokerage commissions they require for certain soft dollar services and the applicable cash equivalent. IICO may use soft dollars to acquire soft dollar services that are also available for cash where appropriate by law.
Under relevant U.S. law, section 28(e) of the U.S. Securities Exchange Act of 1934, as amended, provides a “safe harbor” which allows an investment adviser to pay for eligible soft dollar services with commission dollars generated by client securities transactions. When an adviser pays more than the lowest available commission in recognition of the receipt of soft dollar services, the adviser is said to be “paying up.” Under SEC interpretations, soft dollars may be used for, among other things, eligible soft dollar services which assist IICO in meeting its clients’ investment objectives and IICO’s relevant responsibilities to its client accounts. The receipt of soft dollar services in exchange for “soft dollars” benefits IICO by among other things, allowing IICO, at no cost to it, to supplement its own research, analysis and execution facilities, to receive the views and information of individuals and research staffs at other securities firms and those of issuer personnel and to gain access to persons having special expertise on certain companies, industries, economic areas and market factors. This may relieve IICO of expenses that it might otherwise bear in obtaining the same or comparable services on its own.
Soft dollar services, including research, are not always utilized by IICO, in whole or in part, for the specific account that generated the soft dollars and IICO does not usually attempt to allocate the relative costs or benefits or research or other soft dollar services among accounts because it believes that, in the aggregate, the soft dollar services it receives benefit clients by assisting IICO in fulfilling its overall duty to its clients. For example, fixed-income funds and accounts normally do not generate soft dollars to pay for products. Therefore, where services used to manage fixed-income accounts are paid for using soft dollars, the soft dollars have been generated entirely by equity accounts. In other words, the fixed-income accounts receive the benefit of the services even though they have been paid for by equity accounts. In this connection, it should be noted that the value of many soft dollar services including, particularly, research cannot be measured precisely and commissions paid for such services cannot always be allocated to clients in direct proportion to the value of the item to each client.
IICO may also use soft dollars to pay for a portion of certain “mixed use” services (i.e., services which provide both eligible and non-eligible benefits or encompass multiple functionalities some of which are not eligible for the safe harbor). Although the allocation between soft dollars and cash is not always capable of precise calculation, IICO makes a good faith effort to allocate payment for such services appropriately by paying cash for that portion of the cost of the soft dollar service which is attributable to a use or functionality which is not, itself, eligible under the safe harbor. Records of such allocations and payments are maintained.
IICO does not generate or earn credit toward commitments incurred by it for third party research and services from commissions generated on transactions for its institutional accounts, including funds for which it serves as sub-adviser. However, in an effort to achieve best execution, trades for such accounts may be combined or aggregated with fund trades that do generate third-party research commission credits for third-party research and, therefore, the institutional accounts may pay the commission rates applicable to such trades.
Sub-Adviser: T. Rowe Price
T. Rowe Price seeks best execution on all trades consistent with fiduciary and regulatory requirements. T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e). Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides research services than the commission another broker-dealer would charge, provided the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. An adviser may make such a determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, research may not necessarily benefit all accounts paying commissions to such broker-dealers. Broker-dealers may provide proprietary research to T. Rowe Price in connection with brokerage relationships, including fixed income relationships.
Sub-Adviser: Wellington Management
Wellington Management seeks best available price and most favorable execution (“Best Execution”) of the orders placed by our Portfolio Managers. We define Best Execution as a process, not a result: it is the process of executing portfolio transactions at prices and, if applicable, commissions that provide the most favorable total cost or proceeds reasonably obtainable under the circumstances (taking into account all relevant factors). Trading practices, regulatory requirements, liquidity, public availability of transaction information and commission structures vary considerably from one market to another. Best Execution incorporates many such factors, as well as the Portfolio Manager’s investment intentions, and involves an evaluation of the trading process and execution results over extended periods. We regularly monitor our trade executions to assess our effectiveness in seeking Best Execution and use third-party analysis where applicable. We can never know with certainty that we have achieved Best Execution on any given trade, but we believe that over time we do achieve Best Execution.
Wellington Management will select brokers, dealers, futures commission merchants and other counterparties to effect all transactions for the Fund, including without limitation, with respect to transactions in securities, derivatives, foreign currency exchange, commodities and/or any other investments in accordance with Wellington Management’s Policy and Procedures on Order Execution as amended from time to time. Wellington Management will place all orders with brokers, dealers, counterparties or issuers, and will negotiate brokerage commissions, spreads and other financial and non-financial terms, as applicable. Wellington Management will act in good faith and with reasonable skill and care in the selection, use and monitoring of Brokers and shall seek Best Execution of the Fund’s trades, considering all relevant circumstances. Subject to the foregoing, Wellington Management will seek to execute transactions for the Fund in accordance with the Wellington Management’s trading policies, as disclosed by Wellington Management to the Fund from time to time. Wellington Management executes orders with broker/dealers that provide research services to us when the trader handling the order believes that the broker/ dealer can provide Best Execution. In instances where the trader believes that more than one broker/dealer can provide Best Execution (which is often the case), the trader may consider the research services provided by a broker/ dealer as a deciding factor in choosing a particular broker/dealer to execute the order.
On occasions when Wellington Management deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, Wellington Management, to the extent permitted by applicable law and as provided in its Policies and Procedures regarding Allocation of Trades, may, but is not required to, aggregate the securities to be so sold or purchased in order to seek to obtain the best execution or lower brokerage commissions, if any, to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Wellington Management in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.
Purchase and Redemption of Shares
Shares of the Trust are currently offered continuously at prices equal to the respective net asset values of the Funds only to Minnesota Life, and to certain of its life insurance affiliates, in connection with its variable life insurance policies and variable annuity contracts. Securian Financial serves as the Trust’s underwriter. It is possible that at some later date the Trust may offer its shares to other investors and it reserves the right to do so.
Shares of the Trust are sold and redeemed at their net asset value next computed after a purchase or redemption order is received by the Trust. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which disposal of Fund securities or determination of the net asset value of a Fund is not reasonably practicable; and (c) the SEC by order permits postponement for the protection of shareholders.

Trust Shares and Voting Rights
The Trust is a Delaware statutory trust organized on July 8, 2011. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. The shares are offered on a continuous basis. Pursuant to such authority, the Board of Trustees has established thirteen series, each previously named and defined collectively as the “Funds.”
All shares of all Funds have equal voting rights, except that only shares of a particular Fund are entitled to vote certain matters pertaining only to that Fund. Pursuant to the Investment Company Act of 1940 (as amended) and the rules and regulations thereunder, certain matters approved by a vote of all Trust shareholders may not be binding on a Fund whose shareholders have not approved such matter.
Each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangements pertaining to that class of shares. Further, each class of shares has separate voting rights on any other matter submitted to shareholders in which the interests of a class of shareholders differ from the interests of the holders of any other class of shares and to the extent required by the Amended and Restated Agreement and Declaration of Trust and bylaws of Securian Funds Trust, the Delaware Statutory Trust Act, and the 1940 Act.
Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Fund/Class and in net assets of such Fund/Class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Fund/Class, when issued, are fully paid and non-assessable, have no preemptive, conversion, or similar rights, and are freely transferable. Trust shares do not have cumulative voting rights, which means that the holders of more than half of the Trust shares voting for election of trustees can elect all of the trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any trustees.
Under the terms of the Declaration of Trust, the Trust is not required to hold annual shareholder meetings. Shareholder meetings for the purpose of electing trustees will be held when required by law, when or at such time as less than a majority of trustees holding office have been elected by shareholders, or at such other time as the trustees then in office deem it appropriate to call a shareholders’ meeting for the election of trustees. At meetings of shareholders, each share is entitled to one vote for each share owned. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of trustees can elect all of the trustees to be elected at a meeting. The rights of shareholders cannot be modified other than by a vote of the majority of the outstanding shares.
The Declaration of Trust provides that a trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.
Because of the pass-through voting structure of variable insurance contracts, the owners of the variable annuity contracts and variable life insurance policies (“Contract owners”) who invest in the Trust are entitled to provide voting instructions to Minnesota Life and any other insurance company with regard to Trust shares held in insurance company separate account(s) on behalf of such Contract owners. Minnesota Life is required by law to request voting instructions from Contract owners with respect to such shares and must vote shares in accordance with the instructions received. In addition, with respect to shares for which no voting instructions are received, Minnesota Life must vote such shares in proportion to the shares for which voting instructions are received. As a result, a small number of voting Contract owners may be able to control the Trust.

Principal Shareholders
The officers and trustees of the Trust cannot directly own shares of the Funds, but may own shares indirectly by purchasing a variable life insurance policy or variable annuity contract through Minnesota Life or another participating life insurance company. As a result, such officers and trustees as a group own less than 1% of the outstanding shares of each Fund.
No shareholder owns 5% or more of the outstanding shares of any Fund except as set forth below. As of March 31, 2018, all of the outstanding shares of each Fund were owned by Minnesota Life Insurance Company and its life insurance affiliates, 400 Robert Street North, St. Paul, Minnesota 55101-2098, in the following amounts:
Fund Name	Shares Outstanding
SFT Core Bond Fund Class 1	1,264,563
SFT Core Bond Fund Class 2	165,314,503
SFT Dynamic Managed Volatility Fund	26,695,622
SFT Government Money Market Fund	68,467,943
SFT Index 400 Mid-Cap Fund Class 1	1,397,126
SFT Index 400 Mid-Cap Fund Class 2	44,663,367
SFT Index 500 Fund Class 1	15,908,656
SFT Index 500 Fund Class 2	67,153,222
SFT International Bond Fund Class 1	457,655
SFT International Bond Fund Class 2	43,019,580
SFT Managed Volatility Equity Fund	22,619,744
SFT Mortgage Securities Fund Class 1	135,652
SFT Mortgage Securities Fund Class 2	45,050,406
SFT Real Estate Securities Fund Class 1	819,337
SFT Real Estate Securities Fund Class 2	28,776,868
SFT Ivysm Growth Fund	31,185,787
SFT Ivysm Small Cap Growth Fund	11,452,846
SFT T. Rowe Price Value Fund	15,662,694
SFT Wellington Core Equity Fund Class 1	50,659
SFT Wellington Core Equity Fund Class 2	8,155,419
Net Asset Value
The net asset value of the shares of the Funds is computed once daily, and, in the case of SFT Government Money Market Fund, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of such Trust’s portfolio securities will not materially affect the current net asset value of such Trust’s shares, (ii) days during which no such Trust’s shares are tendered for redemption and no order to purchase or sell such Trust’s shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The net asset value per share of each Fund is computed by adding the sum of the value of the securities held by that Fund plus any cash or other assets that it holds, subtracting all of its liabilities, and dividing the result by the total number of shares outstanding in that Fund at that time. Expenses, including the investment advisory fee payable to Securian AM, are accrued daily. Net asset value per share is computed separately by Class for each Fund offered in two classes. Because different expenses are applicable to Class 1 and Class 2 shares, the net asset value per share of Class 1 shares of a Fund generally will not be the same as the net asset value per share of Class 2 of the same Fund.

Securities, except securities held by the SFT Government Money Market Fund, including put and call options, which are traded OTC and on a national exchange will be valued according to the broadest and most representative market. A security which is only listed or traded on an exchange, or for which an exchange is the most representative market, is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the date of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or in the absence of such a price, the most recent quoted bid price. All other securities for which OTC market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Securian AM Valuation Committee under the supervision of the Board of Trustees and in accordance with Board-approved valuation policies and procedures. Other assets also are valued at fair value as determined in good faith by the Board of Trustees. A Fund’s investments will also be valued at fair value by the Pricing Committee if Securian AM determines that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (for example, a foreign exchange or market) and before the time the Fund’s share price is calculated. Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Fund would have received if it had sold the investment. Debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities are valued daily at market.
All instruments held by the SFT Government Money Market Fund are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of an instrument in the Fund, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed by dividing the annualized daily income of the Fund by the net asset value computed as described above may tend to be higher than a like computation made by a portfolio with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.
The SFT Government Money Market Fund values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Pursuant to Rule 2a-7, the Board of Trustees of the Trust has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Fund and its shareholders to maintain a stable net asset value per share for such Portfolio of a constant $1.00 per share by virtue of the amortized cost method of valuation. The Fund will continue to use this method only so long as the Board of Trustees believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Trustees has undertaken, as a particular responsibility within the overall duty of care owed to the Fund’s shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund’s investment objective, to stabilize the Fund’s net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per-share calculated using available market quotations from the Fund’s amortized cost price per-share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board’s review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include reverse share splits, redemptions in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.
Taxes
Each Fund of the Trust, except SFT Dynamic Managed Volatility, SFT Managed Volatility Equity, SFT Ivysm Growth, SFT Ivysm Small Cap Growth, SFT T. Rowe Price Value and SFT Wellington Core Equity Funds, is the successor of a corresponding Portfolio of Advantus Series Fund, which Portfolio was reorganized into the successor Fund of the Trust effective as of May 1, 2012 (the “Reorganization”).
Each Fund is treated separately for federal income tax purposes. The SFT International Bond Fund qualifies as a “regulated investment company” (a “RIC”) as defined by Subchapter M of the Internal Revenue Code, for federal income tax purposes.1 As a RIC, the Fund pays its shareholders dividends from its net investment income, and intends to distribute any net capital gains that it realizes. These dividends and net capital gains distributions (“Distributions”), if any, are generally paid once a year. Distributions are reinvested in additional shares of the Fund. Any such reinvestment is made at the NAV of the Fund on the payment date. Minnesota Life and Securian Life are the sole shareholders of the Fund, through their respective separate accounts, and are required to report their respective shares of ordinary income, dividends, interest, and short or long term capital gains.
It is expected that the SFT Dynamic Managed Volatility Fund, SFT Managed Volatility Equity Fund and SFT T. Rowe Price Value Fund each will be treated as a disregarded entity for federal income tax purposes. The Trust intends that the Funds other than the SFT International Bond Fund, SFT Dynamic Managed Volatility Fund, SFT Managed Volatility Equity Fund and SFT T. Rowe Price Value Fund will qualify as partnerships for federal income tax purposes. Funds treated as disregarded entities or partnerships for federal income tax purposes are not required to distribute taxable income. Funds other than the SFT International Bond Fund and SFT Government Money Market Fund will not distribute taxable income. The SFT Government Money Market Fund will distribute taxable income as necessary to maintain a one dollar ($1.00) per share net asset value.
The Trust expects that the federal income tax treatment of each Fund as a partnership or disregarded entity will not result in any material adverse federal income tax consequences to the Funds for tax periods after the consummation of the Reorganization, as compared to the federal income tax treatment of the Portfolios as regulated investment companies under the Code prior to the Reorganization. In addition, a Fund’s election to be treated as a partnership is not expected to result in any material adverse federal income tax consequences to any owner of a variable annuity contract or variable life insurance policy, or in the tax treatment of any such contract or policy. Minnesota Life and Securian Life have determined that they may achieve certain tax benefits if a Fund is treated as a partnership or disregarded entity for federal income tax purposes.
A Fund that qualifies as a partnership is not subject to income tax, and any income, gains, deductions or losses of the Fund would instead pass through and be taken into account for federal income tax purposes by its partners, which would be Minnesota Life and Securian Life through their respective separate accounts.
A Fund that qualifies as a disregarded entity is disregarded for federal income tax purposes as an entity separate from its owner. The owner is treated as directly owning the assets of the disregarded entity and takes into account for federal income tax purposes the income, gains, deductions and losses related to those assets.
To enable a variable annuity contract or variable life insurance policy based on an insurance company separate account to qualify for favorable tax treatment under the Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. Each Fund’s investment program is managed to meet those requirements, in addition to other diversification requirements under the Code and the Investment Company Act of 1940. Failure by the Fund to

meet those special requirements could cause earnings on a contract or policy owner’s interest in an insurance company separate account, including earnings attributable to the separate account’s investment in the Fund, to be taxable as income immediately.
A Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, convert capital gain into ordinary income or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of income received by the Fund.
Some of a Fund’s investments, such as certain option transactions as well as futures contracts, may be “Section 1256 contracts.” Gains and losses on Section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by a Fund at the end of a taxable year are “marked to market” for federal income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above).
Certain positions undertaken by a Fund may constitute “straddles” for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund, and losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income. Certain tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.
The foregoing is a general summary of applicable provisions of the Code and Treasury Regulations now in effect and as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as current interpretations thereof, may be changed at any time by legislative, judicial or administrative action.
As the sole shareholders of the Trust will be Minnesota Life, Securian Life and their respective separate accounts, this statement does not discuss federal income tax consequences to the shareholder. For tax information with respect to an owner of a contract issued in connection with the separate accounts, see the Prospectus for those contracts.
The Standard & Poor’s License
Standard & Poor’s Dow Jones Indices (“S&P®”) is a division of the S&P Global, Inc. S&P® has trademark rights to the marks “Standard & Poor’s®,” “S&P®,” “S&P 500®, “S&P 400®,” “Standard & Poor’s 500®,” “Standard & Poor’s MidCap 400®,” and “500®” and has licensed the use of such marks by the Trust, the SFT Index 500 Fund and the SFT Index 400 Mid-Cap Fund.
The SFT Index 500 Fund and the SFT Index 400 Mid-Cap Fund (collectively, the “Funds”) are not sponsored, endorsed, sold or promoted by S&P®. S&P® makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500® Index or the S&P MidCap 400 Index to track general stock market performance. S&P®’s only relationship to the Funds is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index and the S&P MidCap 400® Index which are determined, composed and calculated by S&P® without regard to the Fund. S&P® has no obligation to take the needs of the Funds or the owners of the Trust into consideration in determining, composing or calculating the S&P 500® Index or the S&P MidCap 400® Index. S&P® is not responsible for and has not participated in the determination of the net asset value or public offering price of the Funds nor is S&P® a distributor of the Fund. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Funds.
S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR THE S&P MIDCAP 400® INDEX OR ANY DATA INCLUDED THEREIN, NOR DOES S&P® HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX, THE S&P MIDCAP 400® INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX, THE S&P 400® MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Financial Statements
The financial statements for the year ended December 31, 2017 for Securian Funds Trust, including the financial highlights for each of the respective periods presented, appearing in the Annual Report to Shareholders for Securian Funds Trust, and the report thereon of its independent registered public accounting firm, KPMG LLP, also appearing therein, are incorporated by reference in this Statement of Additional Information.
Ivy Service Mark
‘Ivy’ is the service mark of Ivy Distributors, Inc., an affiliate of the Ivy Investment Management Company, the investment sub-adviser to the SFT Ivysm Growth Fund and the SFT Ivysm Small Cap Growth Fund.

Appendix A — Mortgage-Related Securities
Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor’s monthly payments to his lending institution are “passed-through” to investors such as the Trust. Most insurers or services provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or servicers are backed by various forms of credit, insurance and collateral.
Underlying Mortgages
Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. Some of these loans are made to purchasers of mobile homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.
All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.
Liquidity and Marketability
Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors makes government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loans institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The Fund may purchase some mortgage-related securities through private placements, in which case only a limited secondary market exists, and the security is considered illiquid.
Average Life
The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.
As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.
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Yield Calculations
Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates and the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.
Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Funds. The compounding effect from reinvestments of monthly payments received by the Funds will increase the yield to shareholders compared to bonds that pay interest semi-annually.
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Appendix B — Bond and Commercial Paper Ratings
Bond Ratings
Moody’s Investors Service, Inc. describes its six highest ratings for corporate bonds and mortgage-related securities as follows:
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Moody’s Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Standard & Poor’s Corporation describes its six highest ratings for corporate bonds and mortgage-related securities as follows:
AAA. Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA. Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
A. Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
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BBB. Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB. Debt rated “BB” has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.
B. Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.
Standard & Poor’s Corporation applies indicators “+”, no character, and “-” to the above rating categories. The indicators show relative standing within the major rating categories.
Commercial Paper Ratings
The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. Among the factors considered by Moody’s Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.
The rating A-1 is the highest rating assigned by Standard & Poor’s Corporation to commercial paper which is considered by Standard & Poor’s Corporation to have the following characteristics:
Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.
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Appendix C — Futures Contracts
Example of Futures Contract Sale
The Trust’s Funds would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund’s portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds (“Treasury bonds”). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93.
In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above.
The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.
If interest rate levels did not change prior to settlement date, the Fund, in the above example, would incur a loss of $2 if it delivered the portfolio security on the settlement date (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.
Example of Futures Contract Purchase
The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.
For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security.
Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9-1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise
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from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.
The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.
If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities. The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.
In each transaction, nominal transaction expenses would also be incurred.
Tax Treatment
The treatment of futures contracts for federal income tax purposes is described herein under the section entitled “Taxes.”
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Appendix D — Securian Asset Management, Inc. Proxy Voting Policies and Procedures
General Policy
Securian AM has adopted policies and procedures relating to the voting of proxies (the “Proxy Voting Policies”) in connection with voting securities held by Securian Funds Trust and its Funds, excluding SFT Ivysm Growth, SFT Ivysm Small Cap Growth, SFT T. Rowe Price Value and SFT Wellington Core Equity Funds, that are designed to ensure that proxies are voted in the best interests of the Funds in accordance with Securian AM’s fiduciary duties and legal and regulatory requirements. For Funds in Securian Funds Trust where all proxy voting responsibilities have been delegated to the Fund’s investment sub-adviser, proxies are voted in accordance with such investment sub-adviser’s separate proxy voting policies.
The guiding principle by which Securian AM votes on all matters submitted to security holders is to seek the maximization of the ultimate economic value of the securities held by the Funds. This guiding principal involves not only the immediate impact of each proposal but other considerations with respect to the security of the shareholders’ investments over the long term.
The role of shareholders in corporate governance is typically limited. A majority of decisions regarding operations of the business of a corporation should be left to management’s discretion. It is Securian AM’s general policy that the shareholder should become involved with these matters when management has failed and the corporation’s performance has suffered or to protect the rights of shareholders to take action.
It is the general policy of Securian AM to vote on all matters presented to security holders in any proxy, but Securian AM reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in the judgment of Securian AM, the costs associated with voting such proxy outweigh the benefits to the Funds or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of the Funds. There may also be situations where Securian AM cannot vote proxies.
Guidelines and Proxy Adviser
Securian AM has retained Glass Lewis & Co (“Glass Lewis”) as a proxy adviser. Securian AM will, in most cases follow proxy voting guidelines developed by Glass Lewis (the “Guidelines”). However, these Guidelines are just that — guidelines; they are not strict rules that must be obeyed in all cases. Securian AM’s Proxy Voting Policies allow it to vote shares contrary to the typical vote indicated by the Guidelines if such a vote is in a Fund’s best interests.
The following are several common issues and how the Guidelines address these issues.
Board of Directors Issues
The Guidelines generally support the proposition that boards are most effective if at least two thirds of board members are independent.
The Guidelines generally support proposals separating the roles of Chairman of the Board and CEO whenever that question is posed in a proxy.
The Guidelines generally do not support a vote for a director who has failed to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.
The Guidelines generally do not support a vote for a director who has a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position.
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The Guidelines generally support declassifying boards and the annual election of directors.
The Guidelines generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.
Compensation and Say-on Pay
The Guidelines generally support a company’s approach on compensation provided that the company’s policies and procedures reasonably align compensation with performance and are adequately disclosed.
The Guidelines generally support annual shareholder votes on say-on pay.
Auditor Ratification
The Guidelines generally support management’s choice of auditor except when it is believed that the auditor’s independence or audit integrity has been compromised.
The Guidelines generally support employee stock purchase plans which are within the regulatory purchase limit.
Governance Structure and Shareholders
The Guidelines generally do not support shareholder rights plans (poison pills).
The Guidelines generally do not support a plan for increasing authorized shares absent a plan for the use of those shares.
The Guidelines provide for approval of cumulative voting on a case by case basis factoring in the independence of the board and the status of the company’s governance structure.
The Guidelines generally do not support supermajority vote requirements.
The Guidelines support proposals to adopt a provision preventing the payment of greenmail.
Environmental Social and Political Issues
The Guidelines support management in day to day management and policy decisions including those related to social, environmental or political issues unless the company has failed to adequately address the issues.
Oversight and Conflicts of Interest
Securian AM has an Investment Policy Committee, responsible for overseeing Securian AM proxy voting policies, approving proxy voting policies and making voting decisions on ballots that give rise to a conflict of interest. All conflicts of interest will be resolved in the interests of the Funds.
Books and Records
Securian AM maintains required records and upon request provides copies of all proxy voting decisions and votes cast to the extent required by applicable law and regulations.
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Appendix E — Ivy Investment Management Company Proxy Voting Policy
The Funds have delegated all proxy voting responsibilities to IICO. IICO has established guidelines that reflect what it believes are desirable principles of corporate governance.
Listed below are several reoccurring issues and IICO’s corresponding positions.
Board of Directors Issues:
IICO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.
IICO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.
IICO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. IICO will support such protection so long as it does not exceed reasonable standards.
IICO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.
Corporate Governance Issues:
IICO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.
IICO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.
IICO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.
IICO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.
IICO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals generally are not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.
Executive/Employee Issues:
IICO generally will vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.
Political Activity:
IICO generally will vote against proposals requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions generally are made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal law and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.
Conflicts of Interest Between IICO and the Funds:
IICO will use the following three-step process to address conflicts of interest: (1) IICO will attempt to identify any potential conflicts of interest; (2) IICO will then determine if the conflict as identified is material; and (3) IICO will follow established procedures, as described generally below, to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.
(1) Identifying Conflicts of Interest: IICO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. IICO will review any potential conflicts that involve the following three general categories to determine if there is a conflict and if so, if the conflict is material:
•	Business Relationships — IICO will review any situation for a material conflict where IICO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that IICO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage IICO to vote in favor of management.
•	Personal Relationships — IICO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
•	Familial Relationships — IICO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.
IICO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.
(2) “Material Conflicts”: IICO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, IICO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.
(3) Procedures to Address Material Conflicts: IICO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”
•	Use a Proxy Voting Service for Specific Proposals — As a primary means of voting material conflicts, IICO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).
•	Client directed — If the Material Conflict arises from IICO’s management of a third party account and the client provides voting instructions on a particular vote, IICO will vote according to the directions provided by the client.
•	Use a Predetermined Voting Policy — If no directives are provided by either ISS or the client, IICO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and IICO chooses to use a predetermined voting policy, IICO will not be permitted to vary from the established voting policies established herein.
•	Seek Board Guidance — If the Material Conflict does not fall within one of the situations referenced above, IICO may seek guidance from the Board on matters involving a conflict. Under this method, IICO will disclose the nature of the conflict to the Board and obtain the Board’s consent or direction to vote the proxies. IICO may use the Board guidance to vote proxies for its non-mutual fund clients.

Appendix F — T. Rowe Price Associates, Inc. and Its Investment Adviser Affiliates Proxy Voting Policies and Procedures
Responsibility to Vote Proxies
T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.
Administration of Policies and Procedures
Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Head of Corporate Governance. Our Head of Corporate Governance is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
How Proxies are Reviewed, Processed and Voted
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution and reporting for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyExchange, ISS’ web-based application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers may decide to vote their proxies consistent with the guidelines, as set by the Proxy Committee, and instruct the Proxy Services Group to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Services Group is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.
T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:
Election of Directors — For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.
Anti-Takeover, Capital Structure and Corporate Governance Issues — T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.
Executive Compensation Issues — T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, in most cases we believe shareholders should be offered the opportunity to vote annually. Finally, we may oppose compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.
Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.
Corporate Social Responsibility Issues — Vote recommendations for corporate responsibility issues are generated by the Head of Corporate Governance using ISS’ proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.
Global Portfolio Companies — ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’ general global policies and has developed custom international proxy voting guidelines based on those recommendations and our own views as investors in these markets.
Fixed Income, Index and Passively Managed Accounts — Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s guidelines as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).
Divided Votes — In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views often confer to discuss their positions because in most cases our votes reflect consensus across the Price Funds and other accounts.
Shareblocking — Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan — The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.
Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations — Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
Reporting, Record Retention and Oversight
The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

Appendix G — Wellington Management Global Proxy Policy and Procedure
INTRODUCTION
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.
STATEMENT OF POLICY
Wellington Management:
1)	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2)	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.
3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
RESPONSIBILITY AND OVERSIGHT
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.
PROCEDURES
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts casts votes based on the Guidelines and maintains records of proxies voted.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For", “Against", “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.
•	Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.
Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

PART C.
OTHER INFORMATION
Item 28.    Exhibits
28 (a)(1)	Certificate of Trust of Securian Funds Trust, previously filed on May 1, 2012 as exhibit 28(a)(1) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (a)(2)	Amended and Restated Agreement and Declaration of Trust of Securian Funds Trust (approved October 23, 2012), previously filed on February 11, 2013 as exhibit 28(a)(2), to Post-Effective Amendment Number 49 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (b)(1)	Bylaws of Securian Funds Trust, previously filed on May 1, 2012 as exhibit 28(b)(1) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (c)	See Exhibits filed under Items 28 (a) and 28 (b) above.
28 (d)(1)	Investment Advisory Agreement between Securian Funds Trust and Advantus Capital Management, Inc. dated and effective as of May 1, 2012, with Schedule A as amended April 22, 2014, previously filed on April 28, 2014 as Exhibit 28(d)(1) to Post-Effective Amendment Number 53 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (d)(1)(A)	Amended Schedule A, dated November 20, 2017, to the Investment Advisory Agreement between Securian Funds Trust and Advantus Capital Management, Inc., dated and effective May 1, 2012, previously filed on February 27, 2018 as Exhibit 28(d)(1)(A) to Post-Effective Amendment Number 66 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (d)(2)	Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Franklin Advisers, Inc. on behalf of the SFT Advantus International Bond Fund dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28(d)(2) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (d)(3)	Letter Agreement among Franklin Advisers, Inc., Advantus Capital Management, Inc. and the Advantus International Bond Fund of Securian Funds Trust, dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28(d)(3) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (d)(4)	Investment Sub-Advisory Agreement between Securian Asset Management, Inc. and Ivy Investment Management Company on behalf of the SFT Ivysm Growth Fund and SFT Ivysm Small Cap Growth Fund dated May 1, 2018.
28 (d)(5)	Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Pyramis Global Advisors, LLC on behalf of the SFT Pyramis® Core Equity Fund dated May 1, 2014, previously filed on April 28, 2014 as Exhibit 28(d)(5) to Post-Effective Amendment Number 53 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (d)(6)	Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and T. Rowe Price Associates, Inc. on behalf of the SFT T. Rowe Price Value Fund dated May 1, 2014, previously filed on April 28, 2014 as Exhibit 28 (d)(6) to Post-Effective Amendment Number 53 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (d)(7)	Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Wellington Management Company LLP, on behalf of the SFT Wellington Core Equity Fund, dated November 20, 2017, previously filed on February 27, 2018 as Exhibit 28(d)(7) to Post-Effective Amendment Number 66 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (e)	Underwriting and Distribution Agreement between Securian Funds Trust and Securian Financial Services, Inc. dated July 30, 2015, previously filed on August 31, 2015 as Exhibit 28(e) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (f)	Not applicable.

28 (g)(1)(A)	Custodian Agreement between Securian Funds Trust and Wells Fargo Bank, N.A. dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (g)(1)(A) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (g)(1)(B)	Foreign Custody Manager Agreement between Securian Funds Trust and Wells Fargo Bank, N.A. dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (g)(1)(B) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (g)(2)	Reserved.
28 (g)(3)	Custodian Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2014, previously filed on April 28, 2014 as Exhibit 28(g)(3) to Post-Effective Amendment Number 53 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(1)	Administrative Service Agreement dated October 29, 2015, between Securian Funds Trust, Advantus Capital Management, Inc. and Securian Financial Group, previously filed on November 17, 2015 as exhibit 28 (h)(1) to Post-Effective Amendment Number 58 to Form N1-A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(2)	Participation Agreement among Securian Funds Trust, Advantus Capital Management, Inc. and Minnesota Life Insurance Company dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h)(2) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(2)(A)	Amendment #1, dated July 1, 2015, to the Participation Agreement dated May 1, 2014 between Securian Funds Trust, Advantus Capital Management, Inc. and Minnesota Life Insurance Company, previously filed on August 31, 2015 as Exhibit 28(h)(2)(A) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(3)	Participation Agreement among Securian Funds Trust, Advantus Capital Management, Inc. and Securian Life Insurance Company dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h)(3) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(4)	Investment Accounting Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h)(4) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(4)(A)	Amended Schedule D, effective May 1, 2014, to the Investment Accounting Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on April 28, 2014 as Exhibit 28(h)(4) (A) to Post-Effective Amendment Number 53 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(4)(B)	Amendment dated August 25, 2014 to the Investment Accounting Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on August 31, 2015 as Exhibit 28(h)(4)(B) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(5)	Administration Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h)(5) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(5)(A)	Amended Schedule B, effective May 1, 2014, to the Administration Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on April 28, 2014 as Exhibit 28(h)(5)(A) to Post-Effective Amendment Number 53 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(5)(B)	Amendment dated August 25, 2014 to the Administration Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on August 31, 2015 as Exhibit 28(h)(5)(B) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(5)(C)	Amendment Number 2 dated July 14, 2015 to the Administration Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on August 31, 2015 as Exhibit 28(h)(5)(C) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(6)	Money Market Services Agreement between Securian Funds Trust, on behalf of the SFT Advantus Money Market Fund, and State Street Bank and Trust Company, dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h) (6) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(6)(A)	Amended Fee Schedule, effective May 1, 2014, to the Money Market Services Agreement between Securian Funds Trust, on behalf of the SFT Advantus Money Market Fund, and State Street Bank and Trust Company dated May 1, 2012, previously filed on August 31, 2015 as Exhibit 28(h)(6)(A) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(6)(B)	Amendment, effective April 14, 2016, to the Money Market Services Agreement between Securian Funds Trust, on behalf of the SFT Advantus Money Market Fund, and State Street Bank and Trust Company, dated May 1, 2012, previously filed on April 29, 2016 as Exhibit 28 (h)(6)(B) to Post-Effective Amendment Number 61 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(7)	Rule 22c-2 Shareholder Information Agreement between Securian Funds Trust and Minnesota Life Insurance Company dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h)(7) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(8)	Rule 22c-2 Shareholder Information Agreement between Securian Funds Trust and Securian Life Insurance Company dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h)(8) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(9)	Restated Net Investment Income Maintenance Agreement among Advantus Capital Management, Inc., Securian Financial Services, Inc. and Securian Funds Trust dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (h)(9) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(10)	Expense Limitation Agreement between Advantus Capital Management, Inc. and Securian Funds Trust, on behalf of the SFT Advantus Dynamic Managed Volatility Fund, dated May 1, 2013, previously filed on February 11, 2013 as exhibit 28(h)(10) to Post-Effective Amendment Number 49 to Form N1-A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(11)	Expense Limitation Agreement between Advantus Capital Management, Inc. and Securian Funds Trust, on behalf of the SFT Advantus Managed Volatility Equity Fund, dated November 18, 2015, previously filed on August 31, 2015 as Exhibit 28(h)(11) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(11)(A)	Amendment, effective April 28, 2016, to the Expense Limitation Agreement between Advantus Capital Management, Inc. and Securian Funds Trust, on behalf of the SFT Advantus Managed Volatility Equity Fund, dated November 18, 2015, previously filed on April 29, 2016 as Exhibit 28 (h)(11)(A) to Post-Effective Amendment Number 61 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(12)	Participation Agreement between Securian Funds Trust, iShares Trust, iShares U.S. ETF Trust, iShares U.S. ETF Company, Inc. and iShares Sovereign Screened Global Bond Fund, Inc., dated November 18, 2015, previously filed on November 17, 2015 as exhibit 28 (h)(12) to Post-Effective Amendment Number 58 to Form N1-A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(12)(A)	Amended Schedule A, effective April 1, 2016, to the Participation Agreement between Securian Funds Trust, iShares Trust, iShares U.S. ETF Trust, iShares U.S. ETF Company, Inc. and iShares Sovereign Screened Global Bond Fund, Inc., dated November 18, 2015, previously filed on April 29, 2016 as Exhibit 28 (h)(12)(A) to Post-Effective Amendment Number 61 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(13)	Expense Limitation Agreement between Advantus Capital Management, Inc. and Securian Funds Trust, on behalf of the SFT Advantus Government Money Market Fund, dated November 1, 2017, previously filed on February 27, 2018 as Exhibit 28(h)(13) to Post-Effective Amendment Number 66 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (i)	Opinion and Consent of Dorsey & Whitney LLP.
28 (j)	Consent of KPMG LLP.
28 (k)	Not applicable.
28 (l)	Letter of Investment Intent, previously filed by Registrant’s predecessor, Advantus Series Fund, Inc., on February 13, 1998, as Exhibit 24(b)(13) to Post-Effective Amendment Number 17 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (m)(1)	Rule 12b-1 Distribution Plan, approved July 30, 2015, previously filed on August 31, 2015 as Exhibit 28(m)(1) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (m)(2)	Fund Shareholder Service Agreement between Minnesota Life Insurance Company and Securian Financial Services, Inc. dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (m)(2) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (m)(3)	Fund Shareholder Services Agreement between Securian Life Insurance Company and Securian Financial Services, Inc. dated May 1, 2012, previously filed on May 1, 2012 as exhibit 28 (m)(3) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (n)	Securian Funds Trust Multiple Class Plan Pursuant to Rule 18f-3 effective May 1, 2014, previously filed on April 28, 2014 as Exhibit 28(n) to Post-Effective Amendment Number 53 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (o)	Reserved.
28 (p)(1)	Code of Ethics for Registrant, Advantus Capital Management, Inc. and Affiliates dated July 28, 2016, previously filed on March 1, 2017 as exhibit 28(p)(1) to Post-Effective Amendment Number 63 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (p)(2)	Code of Ethics for Franklin Templeton Investments dated May 1, 2013, previously filed on February 29, 2016 as exhibit 28(p)(2) to Post-Effective Amendment Number 60 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (p)(3)	Code of Ethics for Ivy Investment Management Company (IICO) dated February 22, 2017, previously filed on February 27, 2018 as Exhibit 28(p)(3) to Post-Effective Amendment Number 66 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (p)(4)	Code of Ethics for Pyramis (Fidelity), previously filed on March 1, 2017 as exhibit 28(p)(4) to Post-Effective Amendment Number 63 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (p)(5)	Code of Ethics for T. Rowe Price Associates, Inc. dated March 1, 2017, previously filed on February 27, 2018 as Exhibit 28(p)(5) to Post-Effective Amendment Number 66 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (p)(6)	Code of Ethics for Wellington Management Company LLP dated April 30, 2017, previously filed on February 27, 2018 as Exhibit 28(p)(6) to Post-Effective Amendment Number 66 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (q)	Power of Attorney to sign Registration Statement executed by Trustees of Registrant.
Item 29.    Persons Controlled by or Under Common Control with the Depositor or Registrant
Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:
Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:
Securian Financial Group, Inc. (Delaware)
Robert Street Property Management, Inc.
Wholly-owned subsidiaries of Securian Financial Group, Inc.:
Minnesota Life Insurance Company
Securian Ventures, Inc.
Securian Asset Management, Inc.
Securian Financial Services, Inc.
Securian Casualty Company
Ochs, Inc.
Lowertown Capital, LLC (Delaware)
Securian Holding Company Canada, Inc. (British Columbia, Canada)
Wholly-owned subsidiaries of Minnesota Life Insurance Company:
Allied Solutions, LLC (Indiana)
Securian Life Insurance Company
American Modern Life Insurance Company (Ohio)
Marketview Properties, LLC
Marketview Properties II, LLC
Marketview Properties III, LLC
Marketview Properties IV, LLC
Oakleaf Service Corporation
Securian AAM Holdings, LLC (Delaware)
Majority-owned subsidiary of Securian AAM Holdings, LLC:
Asset Allocation & Management Company, L.L.C. (Delaware)
Wholly-owned subsidiary of American Modern Life Insurance Company:
Southern Pioneer Life Insurance Company (Arkansas)
Wholly-owned subsidiary of Securian Holding Company Canada, Inc. (British Columbia, Canada):
Securian Canada, Inc. (British Columbia, Canada)
Wholly-owned subsidiaries of Securian Canada, Inc. (British Columbia, Canada):
Canadian Premier Life Insurance Company (British Columbia, Canada)
CRI Canada Ltd. (British Columbia)
Legacy General Insurance Company (Ontario, Canada)
Selient, Inc. (Ontario, Canada)
Open-end registered investment company offering shares to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance Company:
Securian Funds Trust
Fifty percent-owned subsidiary of Minnesota Life Insurance Company:
CRI Securities, LLC
Majority-owned subsidiary of Securian Financial Group, Inc.:
Securian Trust Company, N.A.
Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.
Item 30.    Indemnification
The Trust’s Amended and Restated Agreement and Declaration of Trust provides in Article VII, Section 4 thereof that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Amended and Restated Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties or, in a criminal proceeding, such Trustee or officers had reasonable cause to believe their conduct was unlawful. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31.    Business and Other Connections of Investment Adviser
(a)	Securian Asset Management, Inc.
Securian Asset Management, Inc. is the investment adviser to the Trust. In addition to the Trust, it manages the investment portfolios of a number of insurance companies, including Minnesota Life and its subsidiary life insurance companies, and certain associated separate accounts.

Directors and Officers Of Investment Adviser	Office with Investment Adviser	Other Business Connections
David M. Kuplic	President and Director	Senior Vice President, Minnesota Life Insurance Company; Senior Vice President, Securian Financial Group, Inc.; Senior Vice President, Securian Life Insurance Company; President and Manager, Marketview Properties, LLC; President and Manager, Marketview Properties II, LLC; President and Manager, Marketview Properties III, LLC; President and Manager, Marketview Properties IV, LLC; President, Managing Director and Manager, Lowertown Capital, LLC; President and Interested Trustee, Securian Funds Trust
Gary M. Kleist	Financial Vice President and Director	Second Vice President, Minnesota Life Insurance Company; Second Vice President, Securian Financial Group, Inc.; Second Vice President, Securian Life Insurance Company; Financial Vice President, Marketview Properties, LLC; Financial Vice President, Marketview Properties II, LLC; Financial Vice President, Marketview Properties III, LLC; Financial Vice President, Marketview Properties IV, LLC; Vice President and Treasurer, Securian Funds Trust
Sean M. O’Connell	Vice President	Second Vice President, Minnesota Life Insurance Company; Second Vice President, Securian Financial Group, Inc.; Second Vice President, Securian Life Insurance Company; Vice President, Marketview Properties, LLC; Vice President, Marketview Properties II, LLC; Vice President, Marketview Properties III, LLC; Vice President, Marketview Properties IV, LLC
Michael T. Steinert	Vice President and Chief Compliance Officer	Chief Compliance Officer, Securian Funds Trust
Joseph R. Betlej	Vice President and Portfolio Manager

Directors and Officers Of Investment Adviser	Office with Investment Adviser	Other Business Connections
Erica A. Bergsland	Vice President	Second Vice President, Securian Financial Group, Inc.; Second Vice President, Minnesota Life Insurance Company; Second Vice President, Securian Life Insurance Company; Vice President, Marketview Properties, LLC; Vice President, Marketview Properties II, LLC; Vice President, Marketview Properties III, LLC; Vice President, Marketview Properties IV, LLC
John R. Leiviska	Vice President
Theodore R. Hoxmeier	Vice President
Robert G. Diedrich	Vice President
Craig M. Stapleton	Vice President, Director and Portfolio Manager	Second Vice President, Securian Financial Group, Inc.; Second Vice President, Minnesota Life Insurance Company; Second Vice President, Securian Life Insurance Company; Vice President, Marketview Properties, LLC; Vice President, Marketview Properties II, LLC; Vice President, Marketview Properties III, LLC; Vice President, Marketview Properties IV, LLC
James W. Ziegler	Vice President
Jon R. Thompson	Vice President
Thomas B. Houghton	Vice President and Portfolio Manager
Merlin L. Erickson	Vice President and Portfolio Manager
Daniel A. Henken	Vice President and Portfolio Manager
Rose A. Lambros	Vice President
Drew R. Smith	Vice President
Steven J. Moen	Vice President
Lowell R. Bolken	Vice President
Richard E. Krueger	Vice President
Linda M. Sauber	Vice President
Matthew K. Richmond	Vice President and Portfolio Manager
Jane M. Wyatt	Vice President and Portfolio Manager
Chris P. Gudmastad	Vice President
Joseph W. Scanlan	Vice President
Jennifer L. Wolf	Vice President, Chief Legal Officer and Secretary
Peter G. Berlute	Director	Vice President, Minnesota Life Insurance Company; Vice President, Securian Financial Group, Inc.; Vice President, Securian Life Insurance Company; Director, Securian Trust Company N.A., Vice President and Treasurer, CRI Securities, LLC;
Ann P. McGarry	Director	Second Vice President, Minnesota Life Insurance Company; Second Vice President, Securian Financial Group, Inc.; Second Vice President, Securian Life Insurance Company

Directors and Officers Of Investment Adviser	Office with Investment Adviser	Other Business Connections
Robert J. Ehren	Director	Senior Vice President, Minnesota Life Insurance Company; Senior Vice President, Securian Financial Group, Inc.; Senior Vice President, Securian Life Insurance Company
The principal business address of Securian Asset Management, Inc. is 400 Robert Street North, St. Paul, Minnesota 55101. The principal business address of Lowertown Capital, LLC, Marketview Properties, LLC, Marketview Properties II, LLC, Marketview Properties III, LLC, Marketview Properties IV, LLC, Minnesota Life Insurance Company, Minnesota Mutual Companies, Inc., Securian Financial Group, Inc., Securian Holding Company, Securian Financial Services, Inc., Securian Life Insurance Company, and Securian Trust Company, N.A. is 400 Robert Street North, St. Paul, Minnesota 55101. The principal business address of CRI Securities, LLC is 2701 University Avenue SE, Minneapolis, Minnesota 55414.
31 (b) Franklin Advisers, Inc. (Franklin)
Franklin is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson (former Chairman and Director of Resources) and Rupert H. Johnson, Jr., are the principal shareholders of Franklin Resources, Inc. Franklin serves as investment sub-adviser to the SFT International Bond Fund, and Franklin and its affiliates manage numerous other investment companies and accounts. The officers and directors of Franklin also serve as officers and/or directors or trustees for (1) the corporate parent of Franklin, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments.
For additional information about other business activities of Franklin and its affiliates, please see the Franklin Form ADV (SEC File 801-26292), incorporated herein by reference, including Schedules A and D, which set forth the officers and directors of Franklin and information as to any business, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
31 (c) Ivy Investment Management Company (IICO)
IICO is a wholly owned subsidiary of Waddell & Reed Financial, Inc. (”WDR”), a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. IICO serves as investment sub- adviser to the SFT Ivysm Growth Fund and the SFT Ivysm Small Cap Growth Fund, and IICO and its affiliates manage other investment companies and accounts.
For additional information about other business activities of IICO and its affiliates, please see the IICO Form ADV (SEC File 801-40372), incorporated herein by reference, including Schedules A and D, which set forth the officers and directors of IICO and information as to any business, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
31 (d) T. Rowe Price Associates, Inc. (T. Rowe Price)
T. Rowe Price Group, Inc. (“Group”) is a publicly owned company and owns 100% of the stock of T. Rowe Price Associates, Inc., which in turn owns 100% of T. Rowe Price International Ltd., which in turn owns 100% each of T. Rowe Price Hong Kong Limited and T. Rowe Price Singapore Private Ltd. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliate companies. T. Rowe Price serves as the investment sub-adviser to the SFT T. Rowe Price Value Fund, and T. Rowe Price and its affiliates manage numerous other investment companies and accounts.
For additional information about other business activities of T. Rowe Price and its affiliates, please see the T. Rowe Price Form ADV (SEC File 801-856), incorporated herein by reference, including Schedules A and D, which set forth the officers and directors of T. Rowe Price and information as to any business, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
31 (e) Wellington Management Company LLP (Wellington Management)
Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2017 Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.080 billion in assets.
For additional information about other business activities of Wellington Management and its affiliates, please see the Wellington Management Form ADV (SEC File 801-15908), incorporated herein by reference, including Schedules A and D, which set forth the officers and directors of Wellington Management and information as to any business, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
Item 32.    Principal Underwriters
(a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following additional investment companies:
Variable Fund D
Variable Annuity Account
Minnesota Life Variable Life Account
Minnesota Life Variable Universal Life Account
Securian Life Variable Universal Life Account
Minnesota Life Individual Variable Universal Life Account
(b) The name and principal business address, positions and offices with Securian Financial Services, Inc., and positions and offices with Registrant of each director and officer of Securian Financial Services, Inc. is as follows:
Name	Principal Business Address	Position and Offices with Underwriter	Position and Offices with Registrant
George I. Connolly	Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	President, Chief Executive Officer and Director	None
Warren J. Zaccaro	Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director	None
Gary R. Christensen	Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director	None
Jeffrey D. McGrath	Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Vice President	None
Kimberly K. Carpenter	Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Senior Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	None
Kjirsten G. Zellmer	Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Vice President-Strategy and Business Operations	None
Item 33.    Location of Accounts and Records
The physical possession of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder is maintained by Minnesota Life, 400 Robert Street North, St. Paul, Minnesota 55101-2098; except that the physical possession of certain accounts, books and other documents related to the custody of the Registrant’s securities is maintained by State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, as to the Funds.
Item 34.    Management Services
Not applicable.

Item 35.    Undertakings
(a) Not applicable.
(b) Not applicable.
(c) The Registrant hereby undertakes to furnish, upon request and without charge to each person to whom a prospectus is delivered, a copy of the Registrant’s latest annual report to shareholders containing the information called for by Item 5A.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of St. Paul and the State of Minnesota on the 27th day of April, 2018.
Securian Funds Trust
By  /s/ DAVID M. KUPLIC

David M. Kuplic, President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
/s/ DAVID M. KUPLIC David M. Kuplic	President (principal executive officer)	April 27, 2018
/s/ GARY M. KLEIST Gary M. Kleist	Vice President and Treasurer (principal financial and accounting officer)	April 27, 2018
By  /s/ DAVID M. KUPLIC

David M. Kuplic
Attorney-in-Fact
LINDA L. HENDERSON* Linda L. Henderson	Trustee) ) ) ) ) )
JULIE K. GETCHELL* Julie K. Getchell	Trustee) ) ) ) )	Dated: April 27, 2018
WILLIAM C. MELTON* William C. Melton	Trustee) ) )
DAVID M. KUPLIC* David M. Kuplic	Trustee)
*	Registrant’s trustee executing power of attorney dated April 27, 2017, a copy of which is filed herewith.

SECURIAN FUNDS TRUST
EXHIBIT INDEX
Exhibit Item Number	Title of Exhibit
28 (d)(4)	Investment Sub-Advisory Agreement between Securian Asset Management, Inc. and Ivy Investment Management Company on behalf of the SFT Ivysm Growth Fund and SFT Ivysm Small Cap Growth Fund dated May 1, 2018.
28 (i)	Opinion and Consent of Dorsey & Whitney LLP.
28 (j)	Consent of KPMG LLP.
28 (q)	Power of Attorney to sign Registration Statement executed by Trustees of Registrant.
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